UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07852

USAA Mutual Funds Trust

(Exact name of registrant as specified in charter)

15935 La Cantera Pkwy, Building Two, San Antonio, Texas	78256
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-235-8396

Date of fiscal year end: May 31

Date of reporting period: May 31, 2020

Item 1. Reports to Stockholders.

MAY 31, 2020

Annual Report

USAA Cornerstone Aggressive Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about September 8, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about September 8, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Financial Statements
Schedule of Portfolio Investments	9
Statement of Assets and Liabilities	28
Statement of Operations	29
Statements of Changes in Net Assets	30
Financial Highlights	32
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	47
Supplemental Information (Unaudited)	48
Proxy Voting and Portfolio Holdings Information	48
Trustees' and Officers' Information	49
Expense Examples	55
Additional Federal Income Tax Information	56
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

The previous decade ended with the longest-ever bull market in U.S. equities still intact, even as investors wrestled with issues like softening global economic data, Brexit, and U.S.-China trade relations. In retrospect, those worries seem so pedestrian given what we would soon experience.

A new and unexpected threat—a global pandemic, the novel coronavirus ("COVID-19")—first emerged in Asia and then began spreading globally and throughout the United States during the first quarter of 2020. This unprecedented and unanticipated event not only rendered all existing economic and earnings forecasts moot, but it also roiled stock and bond markets everywhere. Efforts to slow the spread of the virus, though successful to date, also brought the economy to a halt. The historic bull market in stocks ended virtually overnight.

After an initial severe sell-off in March, equity markets recovered sharply. As our annual reporting period drew to a close on May 31, 2020, many of the broad market indexes had recovered and volatility had returned to more palatable levels. In fact, despite all the chaos, the S&P 500® Index, one of the most popular measures of large U.S. stocks, finished the fiscal year (May 31, 2020) at approximately 3,044, which was up more than 10.6% from one year ago.

The market turmoil of early 2020 was not limited to equities. Fixed income volatility spiked when liquidity evaporated in late March as investors struggled to understand the ramifications of stay-at-home orders. Fortunately, the U.S. Federal Reserve (the "Fed") (as well as other global central banks) leapt into action—cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to stabilize markets.

The new lending facilities and programs had their intended effect of improving liquidity and trading. Credit spreads across corporate, high-yield, structured, and municipal markets were coaxed down from their highs. In addition, Congress came through with substantial fiscal stimulus that also was applauded by investors and markets. Although fixed income markets regained their footing, the yield on 10-Year Treasurys, a benchmark for low-risk investments, declined steadily during our fiscal year—from 2.14% at the beginning of our reporting period to approximately 0.65% as of May 31, 2020. This suggests that investors remain a little wary.

While the past year has been unprecedented for all of us, both personally and professionally, our portfolio managers continue to scrutinize the financial markets, economic conditions, and the trajectory of the pandemic, which will likely be the guiding factor on Fed policy and the markets.

No matter what happens in the near term, we believe that the massive monetary and fiscal policies introduced earlier this year will have longer-term ramifications. Despite this uncertainty, it's important to remain focused on your long-term investment goals and avoid making emotional decisions. If you invest with us directly, our Member Service Representatives are available to help. Call us at (800) 539-3863 or visit our website at vcm.com.

2

From all of us here at USAA Mutual Funds, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

3

USAA Mutual Funds Trust

USAA Cornerstone Aggressive Fund

Managers' Commentary

(Unaudited)

Victory Solutions

Mannik S. Dhillon, CFA, CAIA
Wasif A. Latif
Lance Humphrey, CFA
James F. Jackson, Jr., CFA
R. Neal Graves, CFA, CPA

•  What were the market conditions during the reporting period?

Global financial market performance varied widely over the period driven by uncertainty related to the duration and economic impact of the novel coronavirus ("COVID-19") pandemic. This generally led to a risk-off environment as investors flocked to safe haven assets such as U.S. Treasurys and gold. Global equities turned mostly lower with the exception of a small breadth of mega-cap securities well-positioned for an extended economic slowdown and the new stay-at-home paradigm. The final month and a half of the reporting period saw a rebound in risky assets as economies began a phased reopening.

Within the United States, the S&P 500® Index dropped nearly 34% from its 2020 high, before beginning to recoup losses with the support of comprehensive monetary and fiscal stimulus, along with encouraging results in COVID-19 vaccine trials. Over the reporting period, the S&P 500® Index returned 12.84%, with large-cap growth stocks leading the way, up to a return of 26.25% as represented by the Russell 1000 Growth Index. Value stocks and small-cap stocks underperformed growth stocks over the period, but more recently have seen a pickup in momentum. U.S. large-cap value stocks were down to a return of -1.64% over the reporting period as gauged by the Russell 1000 Value Index, while U.S. small-cap stocks, were down to a return of -3.44% as represented by the Russell 2000 Index.

Developed market international and emerging market equities followed a path similar to U.S. equities. Markets led investors on a rollercoaster ride that saw both the MSCI EAFE Index and MSCI Emerging Markets Index drop approximately 34% from their highs in the year. The market drawdown hit bottom on March 23rd and then started a steady ascent, erasing most of the losses as European Central Bank quantitative easing and talks of a 750-billion euros fiscal stimulus helped bolster momentum in the market's recovery. Over the reporting period, developed international equities, represented by the MSCI EAFE Index, were down to a return of -2.81%, while the MSCI Emerging Markets Index returned -4.39%.

Within fixed-income, interest rate-sensitive treasury bonds outperformed credit-sensitive investment-grade and high-yield corporate bonds. Investor demand for U.S. Treasurys drove yields to new lows, while credit spreads reached unprecedented levels as liquidity issues began to seize up parts of credit and municipal markets. The U.S. Federal Reserve (the "Fed") intervened, providing liquidity by expanding open market purchases to include municipal and corporate bonds. Bloomberg Barclays US Treasury 20+ Year Index returned

4

USAA Mutual Funds Trust

USAA Cornerstone Aggressive Fund (continued)

27.46% over the reporting period, while the Bloomberg Barclays U.S. Aggregate Bond Index returned 9.42%. High-yield bonds finished the period slightly positive, up 1.32% as gauged by the Bloomberg Barclays US Corporate High Yield Index.

•  How did the USAA Cornerstone Aggressive Fund (the "Fund") perform during the reporting period?

For the reporting period ended May 31, 2020, the Fund had a total return of 1.78%. This compares to returns of 5.43% for the MSCI All Country World Index and 5.51% for the Cornerstone Aggressive Composite Index.

•  What strategies did you employ during the reporting period?

The equity portfolio's overall tilt toward value stocks, especially within U.S. large-cap stocks, was a key factor in underperformance relative to the benchmark over the reporting period. An underweight to U.S. equities along with negative stock selection effects within emerging market and developed international equities weighed on relative performance.

Within the fixed income portion of the portfolio, a slight overweight to treasurys contributed to relative performance, while allocations to corporate bonds detracted from performance.

Commodities as an asset class were down over the period with the Bloomberg Commodity Index returning -17.06%; however, gold outperformed. Gold's overweight within the portfolio contributed positively to relative performance over the period. A slight overweight to REITs relative to the benchmark detracted from performance.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Cornerstone Aggressive Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended May 31, 2020

INCEPTION DATE	6/8/12
	Net Asset Value	MSCI All-Country World Index[1]	Cornerstone Aggressive Composite Index[2]
One Year	1.78%	5.43%	5.51%
Five Year	2.54%	5.28%	5.33%
Since Inception	5.39%	NA	NA

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Cornerstone Aggressive Fund — Growth of $10,000

* The performance of the MSCI All-Country World Index and Cornerstone Aggressive Composite Index is calculated from the end of the month, May 31, 2012, while the inception date of the Cornerstone Aggressive Fund is June 8, 2012. There might be a slight variation of performance numbers because of the difference.

1 The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

2 The Cornerstone Aggressive Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (46%), the MSCI ACWI ex USA IMI Net (30%), the Bloomberg Barclays U.S. Universal Index (18%), the Bloomberg Commodity Index Total Return (2%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (2%), and the Bloomberg Barclays U.S. Treasury — Bills (1-3M) (2%).

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	May 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

The Fund's investment objective is to seek capital appreciation over the long term and also considers the potential for current income.

Top 10 Holdings*

May 31, 2020

(% of Net Assets)

iShares Core S&P 500 ETF	9.0%
Vanguard FTSE Developed Markets ETF	6.2%
iShares Core MSCI EAFE ETF	5.7%
Schwab Fundamental International Large Co. Index ETF	5.6%
Vanguard FTSE Europe ETF	3.5%
iShares Core MSCI Emerging Markets ETF	3.5%
Vanguard S&P 500 ETF	2.9%
Schwab Fundamental Emerging Markets Large Co. Index ETF	2.8%
Vanguard FTSE All-World ex-US ETF	2.0%
Apple, Inc.	1.7%

*  Does not include short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	May 31, 2020

Asset Allocation*:

May 31, 2020

(% of Net Assets)

*  Does not include short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

8

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Asset Backed Securities (1.1%)
American Express Credit Account Master Trust, Series 2019-2, Class B, 2.86%, 11/15/24	$187	$189
Americredit Automobile Receivables Trust, Series 2018-2, Class A3, 3.15%, 3/20/23, Callable 3/18/23 @ 100	81	82
Americredit Automobile Receivables Trust, Series 2018-1, Class C, 3.50%, 1/18/24, Callable 10/18/22 @ 100	240	247
ARI Fleet Lease Trust, Series 2020-A, Class A3, 1.80%, 8/15/28, Callable 5/15/23 @ 100 (a)	50	50
Canadian Pacer Auto Receivables Trust, Series 2018-1A, Class C, 3.82%, 4/19/24, Callable 5/19/21 @ 100 (a)	137	139
CarMax Auto Owner Trust, Series 2020-1, Class B, 2.21%, 9/15/25, Callable 12/15/23 @ 100	71	70
Credit Acceptance Auto Loan Trust, Series 2018-3A, Class A, 3.55%, 8/15/27, Callable 10/15/21 @ 100 (a)	165	166
Dell Equipment Finance Trust, Series 2020-1, Class A3, 2.24%, 2/22/23, Callable 10/22/22 @ 100 (a)	35	35
Drive Auto Receivables Trust, Series 2019-1, Class C, 3.78%, 4/15/25, Callable 6/15/22 @ 100	82	83
Element Rail Leasing I LLC, Series 2014-1A, Class A2, 3.67%, 4/19/44 (a)	120	120
Enterprise Fleet Financing LLC, Series 2020-1, Class A3, 1.86%, 12/22/25 (a)	46	45
Evergreen Credit Card Trust, Series 2019-2, Class A, 1.90%, 9/15/24 (a)	127	127
Exeter Automobile Receivables Trust, Series 2020-1A, Class B, 2.26%, 4/15/24, Callable 5/15/24 @ 100 (a)	57	57
Exeter Automobile Receivables Trust, Series 2017-3A, Class D, 5.28%, 10/15/24, Callable 3/15/22 @ 100 (a)	50	48
Exeter Automobile Receivables Trust, Series 2019-2A, Class C, 3.30%, 3/15/24, Callable 12/15/22 @ 100 (a)	110	111
Ford Credit Auto Owner Trust, Series 2020-1, Class B, 2.29%, 8/15/31, Callable 2/15/25 @ 100 (a)	75	66
Ford Credit Auto Owner Trust, Series 2019-A, Class A3, 2.78%, 9/15/23, Callable 3/15/23 @ 100	40	41
GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class A4, 1.90%, 3/17/25, Callable 2/16/23 @ 100	75	77
GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class A4, 1.74%, 8/18/25, Callable 12/16/23 @ 100	90	92
Goal Capital Funding Trust, Series 2005-2, Class A4, 0.56% (LIBOR03M+20bps), 8/25/44, Callable 8/25/20 @ 100 (b)	226	211
Great American Auto Leasing, Inc., Series 2019-1, Class A3, 3.05%, 9/15/22, Callable 12/15/22 @ 100 (a)	51	52
Hertz Vehicle Financing II LP, Series 2019-3A, Class A, 2.67%, 12/26/25 (a)	84	87
HPEFS Equipment Trust, Series 2020-1A, Class B, 1.89%, 2/20/30, Callable 2/20/23 @ 100 (a)	29	29
HPEFS Equipment Trust, Series 2019-1A, Class C, 2.49%, 9/20/29, Callable 7/20/22 @ 100 (a)	50	49
John Deere Owner Trust, Series 2020-A, Class A4, 1.21%, 11/16/26, Callable 4/15/23 @ 100	112	111
Kubota Credit Owner Trust, Series 2020-1A, Class A4, 2.26%, 7/15/26, Callable 10/15/23 @ 100 (a)	45	45

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
MMAF Equipment Finance LLC, Series 2017-B, Class A4, 2.41%, 11/15/24, Callable 2/15/28 @ 100 (a)	$112	$114
Navient Student Loan Trust, Series 2015-2, Class B, 1.67% (LIBOR01M+150bps), 8/25/50, Callable 10/25/28 @ 100 (b)	50	43
NP SPE II LLC, Series 2017-1A, Class A1, 3.37%, 10/21/47, Callable 10/20/27 @ 100 (a)	33	32
OSCAR US Funding Trust IX LLC, Series 2018-2A, Class A4, 3.63%, 9/10/25 (a)	280	287
SCF Equipment Leasing LLC, Series 2017-2A, Class A, 3.41%, 12/20/23, Callable 6/20/20 @ 100 (a)	51	51
Synchrony Credit Card Master Note Trust, Series 2018-2, Class A, 3.47%, 5/15/26	199	209
Synchrony Credit Card Master Note Trust, Series 2016-2, Class C, 2.95%, 5/15/24	137	137
Transportation Finance Equipment Trust, Series 2019-1, Class A4, 1.88%, 3/25/24, Callable 9/23/23 @ 100 (a)	112	110
Westlake Automobile Receivables Trust, Series 2018-2A, Class D, 4.00%, 1/16/24, Callable 10/15/21 @ 100 (a)	150	151
Westlake Automobile Receivables Trust, Series 2020-1A, Class B, 1.94%, 4/15/25, Callable 6/15/24 @ 100 (a)	188	188
Total Asset Backed Securities (Cost $3,762)		3,751
Collateralized Mortgage Obligations (0.3%)
Banc of America Commercial Mortgage Trust, Series 2006-3, Class AM, 5.66%, 7/10/44 (c)	39	8
Banc of America Commercial Mortgage Trust, Series 2008-1, Class AJ, 6.57%, 2/10/51 (c)	7	7
Barclays Commercial Mortgage Trust, Series 2019-C5, Class ASB, 2.99%, 11/15/52	87	92
Benchmark Mortgage Trust, Series 2020-B17, Class ASB, 2.18%, 3/15/53	75	75
Benchmark Mortgage Trust, Series 2019-B14, Class A5, 3.05%, 12/15/61	150	162
BTH Mortgage-Backed Securities Trust, Series 2018-21, Class A, 2.87% (LIBOR01M+250bps), 10/7/21 (a) (b)	160	154
BX Trust, Series 2019-OC11, Class A, 3.20%, 12/9/41 (a)	69	70
Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class AAB, 2.61%, 1/15/53	75	77
Citigroup Commercial Mortgage Trust, Series 2020-555, Class A, 2.65%, 12/10/41 (a)	112	108
COMM Mortgage Trust, Series 2019-GC44, Class ASB, 2.87%, 8/15/57	112	118
Credit Suisse Commercial Mortgage Trust, Series 2007-C1, Class AMFL, 0.37% (LIBOR01M+19bps), 2/15/40 (b)	1	1
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA, 1.90%, 1/15/49 (c) (d)	616	48
GE Commercial Mortgage Corp., Series 2007-C1, Class AM, 5.61%, 12/10/49 (c)	13	9
GS Mortgage Securities Trust, Series 2020-GC45, Class AAB, 2.84%, 2/13/53	40	42
GS Mortgage Securities Trust, Series 2020-GC45, Class A5, 2.91%, 2/13/53	47	50
UBS Commercial Mortgage Trust, Series 2012-C1, Class XA, 2.07%, 5/10/45 (a) (c) (d)	774	22
Total Collateralized Mortgage Obligations (Cost $1,066)		1,043

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (30.8%)
Communication Services (2.4%):
Activision Blizzard, Inc.	5,808	$418
Alphabet, Inc. Class C (e)	925	1,322
AMC Networks, Inc. Class A (e)	1,907	54
AT&T, Inc.	22,691	700
Charter Communications, Inc. Class A (e) (f)	883	480
Comcast Corp. Class A	17,006	673
DISH Network Corp. Class A (e)	18,736	593
Electronic Arts, Inc. (e)	3,458	425
Entravision Communications Corp. Class A	18,837	28
Facebook, Inc. Class A (e)	4,306	969
Fox Corp. Class A	17,613	514
Gray Television, Inc. (e)	7,257	101
John Wiley & Sons, Inc. Class A	1,265	51
Match Group, Inc. (e) (f)	4,040	360
Meredith Corp.	5,468	82
Shenandoah Telecommunications Co.	1,259	66
Sinclair Broadcast Group, Inc. Class A	1,964	37
Sirius XM Holdings, Inc.	63,099	367
Take-Two Interactive Software, Inc. (e)	2,957	403
Verizon Communications, Inc.	12,131	696
		8,339
Consumer Discretionary (2.5%):
Asbury Automotive Group, Inc. (e) (f)	547	40
AutoZone, Inc. (e)	363	417
Big Lots, Inc.	1,267	49
Booking Holdings, Inc. (e)	298	489
Cracker Barrel Old Country Store, Inc.	811	87
Deckers Outdoor Corp. (e)	401	73
Dick's Sporting Goods, Inc. (f)	1,641	59
Dollar General Corp.	2,362	452
Domino's Pizza, Inc.	976	377
Foot Locker, Inc.	3,087	85
Gentex Corp.	3,044	80
G-III Apparel Group Ltd. (e)	5,929	61
Graham Holdings Co. Class B	92	33
Group 1 Automotive, Inc. (f)	658	41
H&R Block, Inc.	3,851	65
Helen of Troy Ltd. (e)	209	38
Kontoor Brands, Inc. (f)	5,111	75
La-Z-Boy, Inc.	1,660	43
Lowe's Cos., Inc.	4,012	523
Lululemon Athletica, Inc. (e) (f)	1,743	523
Macy's, Inc.	7,488	48
Nike, Inc. Class B	10,753	1,060
Office Depot, Inc.	20,894	52
O'Reilly Automotive, Inc. (e)	957	399
Penske Automotive Group, Inc.	818	29

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Qurate Retail, Inc. Class A (e)	9,063	$75
Steven Madden Ltd.	1,628	38
Sturm Ruger & Co., Inc. (g)	894	56
Target Corp. (g)	3,741	458
Tesla, Inc. (e)	611	510
Texas Roadhouse, Inc.	1,061	55
The Buckle, Inc.	6,746	95
The Home Depot, Inc.	5,560	1,382
Toll Brothers, Inc. (f)	3,412	110
Williams-Sonoma, Inc.	1,079	90
Wingstop, Inc.	454	55
Yum! Brands, Inc.	4,510	405
		8,527
Consumer Staples (2.2%):
Cal-Maine Foods, Inc. (e)	1,115	50
Colgate-Palmolive Co.	6,016	435
Costco Wholesale Corp.	1,656	511
Edgewell Personal Care Co. (e)	2,580	78
Flowers Foods, Inc.	3,848	91
Hostess Brands, Inc. (e)	4,319	52
Ingles Markets, Inc. Class A	1,235	53
Kimberly-Clark Corp.	2,955	418
Philip Morris International, Inc.	14,184	1,041
Pilgrim's Pride Corp. (e)	4,103	85
Sanderson Farms, Inc.	234	31
Sprouts Farmers Market, Inc. (e)	3,474	87
Sysco Corp.	7,230	399
The Clorox Co. (f)	3,826	789
The Kroger Co.	25,689	838
The Procter & Gamble Co.	11,741	1,361
Tyson Foods, Inc. Class A	8,039	494
U.S. Foods Holding Corp. (e)	3,578	68
Walgreens Boots Alliance, Inc.	11,091	476
		7,357
Energy (0.9%):
Bonanza Creek Energy, Inc. (e)	2,523	43
Chevron Corp.	6,767	620
ConocoPhillips	21,428	904
Delek U.S. Holdings, Inc.	2,559	50
PBF Energy, Inc. Class A	4,903	52
Phillips 66	11,884	930
Renewable Energy Group, Inc. (e)	4,926	140
Valero Energy Corp.	6,390	426
		3,165
Financials (4.2%):
Affiliated Managers Group, Inc.	1,110	74
AGNC Investment Corp.	1,836	24
American Equity Investment Life Holding Co.	3,581	78

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Annaly Capital Management, Inc.	4,855	$30
Aon PLC Class A	2,218	437
BancFirst Corp.	919	35
Bank of Hawaii Corp.	2,024	130
BankUnited, Inc.	4,522	84
Brown & Brown, Inc.	10,414	419
Cadence Bancorp	4,701	38
Capital One Financial Corp.	7,737	526
Cathay General Bancorp	3,537	96
Chimera Investment Corp.	7,299	61
Cullen/Frost Bankers, Inc. (f)	1,563	119
Employers Holdings, Inc.	2,178	65
Essent Group Ltd.	3,994	132
Fifth Third Bancorp	25,966	503
First Bancorp, Inc.	5,375	29
First Republic Bank	3,819	413
Great Western Bancorp, Inc.	4,002	57
Intercontinental Exchange, Inc.	4,555	443
JPMorgan Chase & Co.	7,447	725
Ladder Capital Corp.	5,606	45
Legg Mason, Inc.	738	37
LPL Financial Holdings, Inc.	938	67
MarketAxess Holdings, Inc.	809	411
MetLife, Inc.	13,677	492
MGIC Investment Corp.	5,266	43
Morgan Stanley	12,662	560
Mr. Cooper Group, Inc. (e)	7,521	84
MSCI, Inc.	2,334	767
National General Holdings Corp.	3,012	61
Nelnet, Inc. Class A	1,071	53
New York Community Bancorp, Inc.	6,455	65
NMI Holdings, Inc. Class A (e)	5,361	82
Primerica, Inc. (f)	753	86
Radian Group, Inc.	9,114	145
Regions Financial Corp.	44,856	507
S&P Global, Inc.	2,987	971
State Street Corp. (f)	7,902	482
SVB Financial Group (e)	1,987	427
Synchrony Financial	25,069	511
Synovus Financial Corp.	1,619	31
T. Rowe Price Group, Inc.	3,468	419
The Allstate Corp.	7,700	753
The Goldman Sachs Group, Inc.	2,738	538
The PNC Financial Services Group, Inc.	4,154	474
The Progressive Corp.	10,592	823
U.S. Bancorp	12,092	430
Universal Insurance Holdings, Inc.	3,217	57
Waddell & Reed Financial, Inc. Class A (f)	6,478	84
Walker & Dunlop, Inc.	3,253	132
Webster Financial Corp.	2,067	58

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Western Alliance Bancorp	3,458	$132
World Acceptance Corp. (e)	1,354	90
		14,435
Health Care (5.2%):
AbbVie, Inc.	12,260	1,136
Acadia Healthcare Co., Inc. (e)	1,073	31
Amedisys, Inc. (e)	513	99
Amgen, Inc.	4,558	1,047
AMN Healthcare Services, Inc. (e)	2,438	108
Anthem, Inc.	1,840	541
Biogen, Inc. (e)	2,906	892
Bristol-Myers Squibb Co.	17,974	1,073
Bruker Corp.	2,165	94
Cerner Corp.	5,540	404
Chemed Corp.	299	143
Cigna Corp.	2,714	536
Corcept Therapeutics, Inc. (e)	9,160	139
Covetrus, Inc. (e) (f)	3,157	48
CVS Health Corp.	8,423	552
DaVita, Inc. (e)	4,493	364
DexCom, Inc. (e)	1,088	412
Eli Lilly & Co.	6,422	982
Encompass Health Corp.	1,406	103
Halozyme Therapeutics, Inc. (e)	2,076	50
HCA Healthcare, Inc.	4,546	486
HealthEquity, Inc. (e)	675	42
Hill-Rom Holdings, Inc.	1,246	127
Horizon Therapeutics PLC (e)	1,395	71
IDEXX Laboratories, Inc. (e)	1,320	408
Innoviva, Inc. (e)	5,697	80
Johnson & Johnson (g)	10,973	1,632
Masimo Corp. (e)	521	125
Medpace Holdings, Inc. (e)	648	60
Merck & Co., Inc.	7,298	589
Meridian Bioscience, Inc. (e) (f)	4,243	66
Mettler-Toledo International, Inc. (e)	512	407
Molina Healthcare, Inc. (e)	200	37
Patterson Cos., Inc. (f) (g)	3,105	61
PerkinElmer, Inc.	1,306	131
Pfizer, Inc.	17,044	651
Phibro Animal Health Corp. Class A	3,541	93
PRA Health Sciences, Inc. (e)	937	97
Prestige Consumer Healthcare, Inc. (e)	1,834	77
Regeneron Pharmaceuticals, Inc. (e)	742	455
ResMed, Inc.	2,420	389
Select Medical Holdings Corp. (e)	4,938	80
Simulations Plus, Inc.	1,177	60
Supernus Pharmaceuticals, Inc. (e)	2,225	54
The Ensign Group, Inc.	2,294	100
United Therapeutics Corp. (e)	1,094	129

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
UnitedHealth Group, Inc.	4,745	$1,446
Vertex Pharmaceuticals, Inc. (e)	1,622	467
Waters Corp. (e) (f)	1,949	389
West Pharmaceutical Services, Inc.	1,918	414
		17,977
Industrials (3.1%):
3M Co.	3,008	471
ACCO Brands Corp.	5,848	36
AECOM (e)	2,726	106
Allison Transmission Holdings, Inc.	2,712	102
Apogee Enterprises, Inc.	2,338	48
ArcBest Corp.	1,683	38
Atkore International Group, Inc. (e)	2,975	80
Carrier Global Corp. (e)	49,955	1,023
Cimpress PLC (e) (f)	879	79
Crane Co.	1,421	79
Cummins, Inc.	2,910	494
Deluxe Corp.	1,370	32
Eaton Corp. PLC	5,742	488
EnPro Industries, Inc.	740	33
FedEx Corp.	3,943	515
FTI Consulting, Inc. (e)	334	40
Generac Holdings, Inc. (e)	632	70
General Dynamics Corp.	3,742	549
GMS, Inc. (e)	3,662	75
Herman Miller, Inc.	5,558	128
Hillenbrand, Inc.	2,504	65
IHS Markit Ltd.	5,966	414
Illinois Tool Works, Inc.	2,541	438
KAR Auction Services, Inc.	3,392	49
Knoll, Inc.	2,843	30
Lockheed Martin Corp. (f)	2,430	944
Masonite International Corp. (e)	823	55
Meritor, Inc. (e)	2,873	59
MSC Industrial Direct Co., Inc.	1,346	93
Northrop Grumman Corp.	1,296	434
nVent Electric PLC	2,579	47
Old Dominion Freight Line, Inc.	2,481	425
Oshkosh Corp.	1,328	95
Otis Worldwide Corp.	7,643	402
Patrick Industries, Inc.	2,796	145
Regal Beloit Corp.	1,572	125
Resideo Technologies, Inc. (e)	11,598	82
Rockwell Automation, Inc.	1,963	424
Rush Enterprises, Inc. Class A	2,091	87
Steelcase, Inc. Class A	10,917	126
Teledyne Technologies, Inc. (e)	1,182	442
The Timken Co.	1,802	77
The Toro Co.	640	46
Trinity Industries, Inc.	1,957	39

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Verisk Analytics, Inc.	2,502	$432
Wabash National Corp.	6,427	61
Werner Enterprises, Inc. (f)	1,639	76
WESCO International, Inc. (e)	2,163	72
WW Grainger, Inc.	1,289	399
		10,669
Information Technology (7.1%):
Accenture PLC Class A	2,623	529
Adobe, Inc. (e)	3,018	1,167
Apple, Inc.	18,381	5,844
Applied Materials, Inc.	9,382	527
Aspen Technology, Inc. (e)	763	81
Belden, Inc.	947	32
Broadcom, Inc.	2,035	593
CACI International, Inc. Class A (e)	428	107
Cardtronics PLC Class A (e)	3,162	76
CDW Corp. (f)	3,413	378
Ciena Corp. (e)	1,244	69
Cirrus Logic, Inc. (e)	1,513	110
Cisco Systems, Inc.	14,923	714
Citrix Systems, Inc.	2,592	384
Cognizant Technology Solutions Corp. Class A	7,939	421
Coherent, Inc. (e)	539	78
CoreLogic, Inc.	1,134	56
CSG Systems International, Inc.	1,884	89
DocuSign, Inc. (e)	3,249	454
Euronet Worldwide, Inc. (e)	488	46
Fair Isaac Corp. (e)	250	101
HP, Inc.	55,787	845
Insight Enterprises, Inc. (e)	1,079	55
Intel Corp.	11,912	750
InterDigital, Inc.	1,012	56
Intuit, Inc.	1,545	448
J2 Global, Inc. (e)	1,572	123
Jabil, Inc.	2,859	85
KBR, Inc.	3,784	89
KLA Corp.	2,382	419
Kulicke & Soffa Industries, Inc.	2,463	55
Lam Research Corp.	5,106	1,397
Leidos Holdings, Inc.	3,871	408
LogMeIn, Inc.	565	48
Manhattan Associates, Inc. (e)	1,211	107
Mastercard, Inc. Class A	2,260	680
MAXIMUS, Inc.	1,976	142
Methode Electronics, Inc.	1,805	57
Micron Technology, Inc. (e)	10,386	498
Microsoft Corp. (g)	9,929	1,819
NCR Corp. (e)	4,212	76
NIC, Inc.	4,190	101
NVIDIA Corp.	3,657	1,298

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Oracle Corp. (f)	10,670	$574
Paylocity Holding Corp. (e)	291	38
Perspecta, Inc.	2,895	64
Proofpoint, Inc. (e)	373	43
Science Applications International Corp.	493	43
Seagate Technology PLC	9,154	485
SMART Global Holdings, Inc. (e)	2,396	64
SYNNEX Corp.	542	58
Teradyne, Inc.	1,056	71
Texas Instruments, Inc.	4,116	489
The Hackett Group, Inc.	7,113	98
Ultra Clean Holdings, Inc. (e)	4,630	96
VeriSign, Inc. (e)	1,752	384
VMware, Inc. Class A (e) (f)	3,422	535
		24,454
Materials (1.0%):
Air Products & Chemicals, Inc.	1,861	450
Berry Global Group, Inc. (e)	1,371	62
Domtar Corp.	2,065	42
Huntsman Corp.	5,029	91
Hycroft Mining Corp. (e) (h) (i)	8,942	13
Linde PLC	2,611	528
LyondellBasell Industries NV Class A	15,365	980
Newmont Corp.	6,694	391
Reliance Steel & Aluminum Co.	1,422	138
Resolute Forest Products, Inc. (e)	11,561	21
Schweitzer-Mauduit International, Inc.	2,122	64
Silgan Holdings, Inc.	3,856	129
The Sherwin-Williams Co. (f)	754	448
Trinseo SA	1,513	31
Warrior Met Coal, Inc.	8,845	125
		3,513
Real Estate (1.2%):
Alexandria Real Estate Equities, Inc.	391	60
American Tower Corp.	1,504	388
AvalonBay Communities, Inc.	474	74
Boston Properties, Inc.	525	45
Brixmor Property Group, Inc.	5,329	60
Camden Property Trust	329	30
CBRE Group, Inc. Class A (e)	1,080	48
City Office REIT, Inc.	4,518	42
CoreCivic, Inc.	3,836	46
Crown Castle International Corp.	1,412	243
Digital Realty Trust, Inc.	892	128
Diversified Healthcare Trust	14,440	52
Duke Realty Corp.	1,248	43
EPR Properties	1,841	58
Equinix, Inc.	290	202
Equity LifeStyle Properties, Inc.	587	37

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Equity Residential	1,261	$76
Essex Property Trust, Inc.	224	54
Extra Space Storage, Inc.	440	43
Federal Realty Investment Trust (f)	256	20
Gaming and Leisure Properties, Inc.	3,869	134
Healthpeak Properties, Inc.	1,680	41
Host Hotels & Resorts, Inc. (f)	2,435	29
Invitation Homes, Inc.	1,825	48
Iron Mountain, Inc. (f)	975	25
iStar, Inc.	4,110	45
Jones Lang LaSalle, Inc.	649	67
Kimco Realty Corp.	1,434	16
Lamar Advertising Co. Class A	1,517	101
LTC Properties, Inc. (f)	3,398	125
Medical Properties Trust, Inc.	7,171	130
Mid-America Apartment Communities, Inc.	387	45
National Retail Properties, Inc.	583	18
Omega Healthcare Investors, Inc.	3,052	95
PotlatchDeltic Corp.	2,823	96
Preferred Apartment Communities, Inc. Class A	4,514	32
Prologis, Inc.	2,503	229
Public Storage (f)	534	108
Realty Income Corp.	1,107	61
Regency Centers Corp.	569	24
SBA Communications Corp.	382	120
Simon Property Group, Inc.	1,042	60
SL Green Realty Corp.	272	11
Summit Hotel Properties, Inc.	8,178	51
Sun Communities, Inc.	315	43
The GEO Group, Inc.	3,746	45
UDR, Inc.	995	37
Universal Health Realty Income Trust	470	44
Ventas, Inc.	1,265	44
VEREIT, Inc.	3,625	20
VICI Properties, Inc.	1,565	31
Vornado Realty Trust (f)	583	21
Welltower, Inc.	1,378	70
Weyerhaeuser Co.	2,530	51
WP Carey, Inc.	585	35
		3,901
Utilities (1.0%):
ALLETE, Inc.	1,276	75
Clearway Energy, Inc. Class C	2,973	65
Duke Energy Corp. (g)	6,082	521
Eversource Energy (g)	5,099	427
Exelon Corp.	13,326	511
IDACORP, Inc.	1,260	117
New Jersey Resources Corp.	3,191	112
NextEra Energy, Inc. (g)	2,161	552
NorthWestern Corp.	1,082	65

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Southwest Gas Holdings, Inc.	1,423	$108
The Southern Co. (g)	7,895	451
WEC Energy Group, Inc. (f) (g)	4,606	422
		3,426
Total Common Stocks (Cost $100,474)		105,763
Preferred Stocks (0.3%)
Communication Services (0.1%):
Qwest Corp., 6.50%, 9/1/56	8,000	187
Consumer Staples (0.1%):
CHS, Inc., cumulative redeemable, Series 1, 7.88% (j)	8,000	222
Dairy Farmers of America, Inc., cumulative redeemable, 7.88% (a) (j)	2,000	172
		394
Financials (0.1%):
Delphi Financial Group, Inc., 3.58% (LIBOR03M+319bps), 5/15/37 (b) (h)	12,000	264
Total Preferred Stocks (Cost $915)		845
Senior Secured Loans (0.1%)
Academy Ltd., 1st Lien Term Loan B, 5.00% (LIBOR01M+400bps), 7/2/22 (b)	$290	216
Total Senior Secured Loans (Cost $255)		216
Corporate Bonds (4.6%)
Communication Services (0.2%):
AT&T, Inc., 2.30%, 6/1/27, Callable 4/1/27 @ 100	95	97
Fox Corp., 3.05%, 4/7/25, Callable 3/7/25 @ 100	53	57
The Walt Disney Co., 2.20%, 1/13/28	45	47
T-Mobile USA, Inc., 3.88%, 4/15/30, Callable 1/15/30 @ 100 (a) (g)	133	144
Verizon Communications, Inc., 4.50%, 8/10/33	224	277
		622
Consumer Discretionary (0.1%):
AutoNation, Inc., 4.75%, 6/1/30, Callable 3/1/30 @ 100	38	40
eBay, Inc., 1.90%, 3/11/25, Callable 2/11/25 @ 100	131	132
General Motors Co., 6.80%, 10/1/27, Callable 8/1/27 @ 100	42	48
Hasbro, Inc., 3.55%, 11/19/26, Callable 9/19/26 @ 100	90	93
Nordstrom, Inc., 4.38%, 4/1/30, Callable 1/1/30 @ 100	75	55
VF Corp., 2.95%, 4/23/30, Callable 1/23/30 @ 100	53	55
		423
Consumer Staples (0.4%):
Altria Group, Inc., 3.40%, 5/6/30, Callable 2/6/30 @ 100	49	52
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, 2/1/36, Callable 8/1/35 @ 100	187	212
BAT Capital Corp., 2.79%, 9/6/24, Callable 8/6/24 @ 100	200	208
Kraft Heinz Foods Co., 3.75%, 4/1/30, Callable 1/1/30 @ 100 (a)	84	87
McCormick & Co., Inc., 2.50%, 4/15/30, Callable 1/15/30 @ 100	32	33
PepsiCo, Inc., 2.25%, 3/19/25, Callable 2/19/25 @ 100	175	187

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Sysco Corp., 5.95%, 4/1/30, Callable 1/1/30 @ 100	$44	$53
The Coca-Cola Co., 3.45%, 3/25/30	250	291
The Procter & Gamble Co., 3.00%, 3/25/30	74	85
Unilever Capital Corp., 2.60%, 5/5/24, Callable 3/5/24 @ 100	150	160
		1,368
Energy (0.6%):
Cameron LNG LLC, 3.30%, 1/15/35, Callable 9/15/34 @ 100 (a)	143	153
Cheniere Corpus Christi Holdings LLC, 3.70%, 11/15/29, Callable 5/18/29 @ 100 (a)	187	186
Diamondback Energy, Inc., 3.25%, 12/1/26, Callable 10/1/26 @ 100	112	109
Enable Midstream Partners LP, 4.15%, 9/15/29, Callable 6/15/29 @ 100	150	122
Enbridge Energy Partners LP, 7.38%, 10/15/45, Callable 4/15/45 @ 100 (g)	100	137
Energy Transfer Operating LP, 3.75%, 5/15/30, Callable 2/15/30 @ 100	112	110
Enterprise Products Operating LLC, 2.80%, 1/31/30, Callable 10/31/29 @ 100	112	117
EOG Resources, Inc., 4.38%, 4/15/30, Callable 1/15/30 @ 100	34	40
EQM Midstream Partners LP, 4.75%, 7/15/23, Callable 6/15/23 @ 100 (g)	400	395
EQT Corp., 7.00%, 2/1/30, Callable 11/1/29 @ 100	77	82
Exxon Mobil Corp., 2.99%, 3/19/25, Callable 2/19/25 @ 100 (g)	188	206
Marathon Petroleum Corp., 4.70%, 5/1/25, Callable 4/1/25 @ 100	49	54
National Oilwell Varco, Inc., 3.60%, 12/1/29, Callable 9/1/29 @ 100	150	140
Occidental Petroleum Corp., 4.40%, 8/15/49, Callable 2/15/49 @ 100	75	44
ONEOK, Inc., 6.35%, 1/15/31, Callable 10/15/30 @ 100	85	96
Rockies Express Pipeline LLC, 4.80%, 5/15/30, Callable 2/15/30 @ 100 (a)	75	70
Sabine Pass Liquefaction LLC, 4.50%, 5/15/30, Callable 11/15/29 @ 100 (a)	11	12
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.50%, 3/1/30, Callable 3/1/25 @ 102.75 (a)	75	75
Western Midstream Operating LP, 3.10%, 2/1/25, Callable 1/1/25 @ 100	78	73
		2,221
Financials (1.3%):
Amcor Finance USA, Inc., 3.63%, 4/28/26, Callable 1/28/26 @ 100	200	213
Ares Capital Corp., 3.63%, 1/19/22, Callable 12/19/21 @ 100 (g)	100	99
BancorpSouth Bank, 4.13% (LIBOR03M+247bps), 11/20/29, Callable 11/20/24 @ 100 (b)	96	94
BBVA USA, 3.88%, 4/10/25, Callable 3/10/25 @ 100	200	204
BMW U.S. Capital LLC, 3.25%, 8/14/20 (a) (g)	400	401
Capital One NA, 2.15%, 9/6/22, Callable 8/6/22 @ 100	150	152
Citizens Financial Group, Inc., 2.50%, 2/6/30, Callable 11/6/29 @ 100	112	108
Cullen/Frost Capital Trust II, 3.13% (LIBOR03M+155bps), 3/1/34, Callable 7/6/20 @ 100 (b)	175	140
First Horizon Bank, 5.75%, 5/1/30, Callable 2/1/30 @ 100	53	53
First Maryland Capital I, 2.22% (LIBOR03M+100bps), 1/15/27, Callable 7/6/20 @ 100 (b)	50	43
Ford Motor Credit Co. LLC, 4.06%, 11/1/24, Callable 10/1/24 @ 100	250	236
Global Atlantic Financial Co., 4.40%, 10/15/29, Callable 7/15/29 @ 100 (a)	96	88
HSB Group, Inc., 2.13% (LIBOR03M+91bps), 7/15/27, Callable 7/6/20 @ 100 (b)	200	178
Hyundai Capital America, 3.75%, 7/8/21 (a) (g)	350	353

See notes to financial statements.

20

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
JPMorgan Chase & Co., 2.52% (SOFR+204bps), 4/22/31, Callable 4/22/30 @ 100 (b)	$62	$63
KeyCorp, 2.25%, 4/6/27, MTN	112	112
Level 3 Financing, Inc., 3.88%, 11/15/29, Callable 8/15/29 @ 100 (a)	150	153
Loews Corp., 3.20%, 5/15/30, Callable 2/15/30 @ 100	68	72
Nationwide Mutual Insurance Co., 3.03% (LIBOR03M+229bps), 12/15/24, Callable 7/6/20 @ 100 (a) (b)	300	296
PNC Bank NA, 2.70%, 10/22/29	250	263
PPL Capital Funding, Inc., 4.13%, 4/15/30, Callable 1/15/30 @ 100	74	84
Prudential Financial, Inc., 5.62% (LIBOR03M+392bps), 6/15/43, Callable 6/15/23 @ 100 (b)	200	207
Regions Financial Corp., 2.25%, 5/18/25, Callable 4/18/25 @ 100	74	75
Santander Holdings USA, Inc., 3.45%, 6/2/25, Callable 5/2/25 @ 100 (k)	39	39
Signature Bank, 4.13% (LIBOR03M+256bps), 11/1/29, Callable 11/1/24 @ 100 (b)	150	150
SunTrust Capital, 1.06% (LIBOR03M+67bps), 5/15/27, Callable 7/6/20 @ 100 (b)	200	166
Texas Capital Bank NA, 5.25%, 1/31/26	75	81
The Allstate Corp., 5.75% (LIBOR03M+294bps), 8/15/53, Callable 8/15/23 @ 100 (b)	40	41
The PNC Financial Services Group, Inc., 2.55%, 1/22/30, Callable 10/24/29 @ 100	131	140
The Progressive Corp., 3.20%, 3/26/30, Callable 12/26/29 @ 100	23	26
Wells Fargo & Co., 2.19% (SOFR+200bps), 4/30/26, Callable 4/30/25 @ 100 (b)	79	80
Zions Bancorp NA, 3.25%, 10/29/29, Callable 7/29/29 @ 100	150	141
		4,551
Health Care (0.3%):
AbbVie, Inc., 3.20%, 11/21/29, Callable 8/21/29 @ 100 (a) (g)	150	162
Biogen, Inc., 2.25%, 5/1/30, Callable 2/1/30 @ 100	122	124
CVS Health Corp., 3.25%, 8/15/29, Callable 5/15/29 @ 100 (g)	290	313
DENTSPLY SIRONA, Inc., 3.25%, 6/1/30, Callable 3/1/30 @ 100	72	74
Duke University Health System, Inc., 2.60%, 6/1/30	60	65
HCA, Inc., 5.13%, 6/15/39, Callable 12/15/38 @ 100	187	215
Laboratory Corp. of America Holdings, 2.95%, 12/1/29, Callable 9/1/29 @ 100	112	118
Thermo Fisher Scientific, Inc., 4.13%, 3/25/25, Callable 2/25/25 @ 100	74	84
		1,155
Industrials (0.6%):
Ashtead Capital, Inc. 4.00%, 5/1/28, Callable 5/1/23 @ 102 (a)	27	27
4.25%, 11/1/29, Callable 11/1/24 @ 102.13 (a)	20	19
Carlisle Cos., Inc., 2.75%, 3/1/30, Callable 12/1/29 @ 100	112	110
Carrier Global Corp., 3.38%, 4/5/40, Callable 10/5/39 @ 100 (a)	56	50
Caterpillar, Inc., 2.60%, 4/9/30, Callable 1/9/30 @ 100	55	59
Dover Corp., 2.95%, 11/4/29, Callable 8/4/29 @ 100	112	118
Ferguson Finance PLC, 3.25%, 6/2/30, Callable 3/2/30 @ 100 (a)	42	43
GATX Corp., 4.00%, 6/30/30, Callable 3/30/30 @ 100	32	33
General Dynamics Corp., 3.50%, 4/1/27, Callable 2/1/27 @ 100	74	83

See notes to financial statements.

21

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Georgia-Pacific LLC, 2.10%, 4/30/27, Callable 2/28/27 @ 100 (a)	$122	$124
IDEX Corp., 3.00%, 5/1/30, Callable 2/1/30 @ 100	122	125
Otis Worldwide Corp., 3.11%, 2/15/40, Callable 8/15/39 @ 100 (a)	75	74
Penske Truck Leasing Co. LP/PTL Finance Corp., 4.00%, 7/15/25, Callable 6/15/25 @ 100 (a)	74	79
Ryder System, Inc. 3.50%, 6/1/21, MTN (g)	350	354
2.90%, 12/1/26, Callable 10/1/26 @ 100, MTN	187	188
The Boeing Co., 5.71%, 5/1/40, Callable 11/1/39 @ 100	103	113
The Conservation Fund A Nonprofit Corp., 3.47%, 12/15/29, Callable 9/15/29 @ 100	175	186
United Airlines Pass Through Trust, 2.90%, 11/1/29	200	138
		1,923
Information Technology (0.3%):
Amphenol Corp., 2.80%, 2/15/30, Callable 11/15/29 @ 100	200	209
Analog Devices, Inc., 2.95%, 4/1/25, Callable 3/1/25 @ 100	27	29
Broadcom, Inc., 4.30%, 11/15/32, Callable 8/15/32 @ 100 (a)	43	45
Hewlett Packard Enterprise Co., 4.65%, 10/1/24, Callable 9/1/24 @ 100	73	80
Intel Corp., 3.90%, 3/25/30, Callable 12/25/29 @ 100	250	300
Microsoft Corp., 3.45%, 8/8/36, Callable 2/8/36 @ 100	243	287
		950
Materials (0.1%):
Avery Dennison Corp., 2.65%, 4/30/30, Callable 2/1/30 @ 100	45	45
Colonial Enterprises, Inc., 3.25%, 5/15/30, Callable 2/15/30 @ 100 (a)	21	22
Ecolab, Inc., 4.80%, 3/24/30, Callable 12/24/29 @ 100	42	53
LYB International Finance III LLC, 3.38%, 5/1/30, Callable 2/1/30 @ 100	63	65
Packaging Corp. of America, 3.00%, 12/15/29, Callable 9/15/29 @ 100	187	197
Sonoco Products Co., 3.13%, 5/1/30, Callable 2/1/30 @ 100	82	83
Vulcan Materials Co., 3.50%, 6/1/30, Callable 3/1/30 @ 100	68	71
		536
Real Estate (0.2%):
AvalonBay Communities, Inc., 2.45%, 1/15/31, MTN, Callable 10/15/30 @ 100	101	104
Boston Properties LP, 3.25%, 1/30/31, Callable 10/30/30 @ 100	45	47
Essex Portfolio LP, 2.65%, 3/15/32, Callable 12/15/31 @ 100	131	130
Mid-America Apartments LP, 2.75%, 3/15/30, Callable 12/15/29 @ 100	187	188
SBA Tower Trust, 2.84%, 1/15/25 (a)	87	88
VICI Properties LP/VICI Note Co., Inc., 4.63%, 12/1/29, Callable 12/1/24 @ 102.31 (a)	17	17
		574
Utilities (0.5%):
AEP Texas, Inc., 3.45%, 1/15/50, Callable 7/15/49 @ 100	131	140
Alabama Power Co., 3.85%, 12/1/42	112	127
Ameren Corp., 3.50%, 1/15/31, Callable 10/15/30 @ 100	37	41
Cleco Corporate Holdings LLC, 3.38%, 9/15/29, Callable 6/11/29 @ 100 (a)	183	186
DTE Electric Co., 2.25%, 3/1/30, Callable 12/1/29 @ 100	112	116
Duke Energy Florida LLC, 3.85%, 11/15/42, Callable 5/15/42 @ 100	112	130
Exelon Generation Co. LLC, 3.25%, 6/1/25, Callable 5/1/25 @ 100	74	77

See notes to financial statements.

22

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
IPALCO Enterprises, Inc., 4.25%, 5/1/30, Callable 2/1/30 @ 100 (a)	$82	$86
ITC Holdings Corp., 2.95%, 5/14/30, Callable 2/14/30 @ 100 (a)	76	80
National Fuel Gas Co., 5.50%, 1/15/26, Callable 12/15/25 @ 100 (k)	96	97
NextEra Energy Capital Holdings, Inc., 3.34%, 9/1/20	267	269
The Narragansett Electric Co., 3.40%, 4/9/30, Callable 1/9/30 @ 100 (a)	55	61
Union Electric Co., 2.95%, 3/15/30, Callable 12/15/29 @ 100	188	207
		1,617
Total Corporate Bonds (Cost $15,524)		15,940
Yankee Dollar (0.7%)
Consumer Staples (0.0%): (l)
Alimentation Couche-Tard, Inc., 2.95%, 1/25/30, Callable 10/25/29 @ 100 (a)	75	76
Energy (0.0%): (l)
Petroleos Mexicanos, 6.49%, 1/23/27, Callable 11/23/26 @ 100 (a)	64	57
Petronas Capital Ltd., 3.50%, 4/21/30, Callable 1/21/30 @ 100 (a)	5	5
		62
Financials (0.5%):
Athene Holding Ltd., 4.13%, 1/12/28, Callable 10/12/27 @ 100	350	343
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.38%, 4/17/25 (a)	51	55
Barclays PLC, 2.85% (LIBOR03M+245bps), 5/7/26, Callable 5/7/25 @ 100 (b)	103	105
Deutsche Bank AG, 3.96% (SOFR+258bps), 11/26/25, Callable 11/26/24 @ 100 (b)	112	115
Diageo Capital PLC, 2.13%, 4/29/32, Callable 1/29/32 @ 100	122	124
QBE Capital Funding III Ltd., 7.25% (USSW10+405bps), 5/24/41, Callable 5/24/21 @ 100 (a) (b)	200	207
Royal Bank of Canada, 1.60%, 4/17/23, MTN	125	128
Sumitomo Mitsui Financial Group, Inc., 2.45%, 9/27/24	400	414
		1,491
Industrials (0.1%):
CK Hutchison International 19 II Ltd., 2.75%, 9/6/29, Callable 6/6/29 @ 100 (a)	200	208
Heathrow Funding Ltd., 4.88%, 7/15/21 (a)	71	73
		281
Materials (0.1%):
Anglo American Capital PLC, 5.63%, 4/1/30, Callable 1/1/30 @ 100 (a)	69	80
Braskem Netherlands Finance BV, 4.50%, 1/31/30 (a)	113	99
CCL Industries, Inc., 3.05%, 6/1/30, Callable 3/1/30 @ 100 (a) (k)	71	71
Teck Resources Ltd., 6.13%, 10/1/35	120	125
		375
Total Yankee Dollar (Cost $2,240)		2,285

See notes to financial statements.

23

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (0.5%)
Florida (0.0%): (l)
County of Broward Florida Airport System Revenue, Series C, 2.50%, 10/1/28	$75	$73
Hillsborough County School Board Certificate of Participation, Series B, 1.92%, 7/1/25	40	40
		113
Georgia (0.1%):
Athens Housing Authority Revenue, 2.42%, 12/1/26	160	166
Michigan (0.0%): (l)
Michigan Finance Authority Revenue, 3.08%, 12/1/34	115	123
New Jersey (0.0%): (l)
New Jersey Economic Development Authority Revenue, Series NNN, 2.88%, 6/15/24	72	68
New Jersey Transportation Trust Fund Authority Revenue, 4.08%, 6/15/39	30	25
North Hudson Sewerage Authority Revenue, 2.88%, 6/1/28	37	39
		132
New York (0.1%):
New York State Dormitory Authority Revenue, Series B, 2.83%, 7/1/31	185	187
New York State Thruway Authority Revenue, Series M, 2.55%, 1/1/28	43	42
		229
Pennsylvania (0.2%):
Scranton School District, GO (INS-Build America Mutual Assurance Co.), 3.10%, 4/1/30	371	379
State Public School Building Authority Revenue, 3.05%, 4/1/28	75	75
University of Pittsburgh-of The Commonwealth System of Higher Education Revenue Series C, 2.53%, 9/15/31	75	74
Series C, 2.58%, 9/15/32	40	40
Series C, 2.63%, 9/15/33	75	74
		642
Texas (0.1%):
City of Houston Texas Combined Utility System Revenue, 3.72%, 11/15/28	95	107
Harris County Cultural Education Facilities Finance Corp. Revenue, Series B, 2.81%, 5/15/29	75	76
State of Texas, GO, 3.00%, 4/1/28	112	122
		305
Total Municipal Bonds (Cost $1,688)		1,710

See notes to financial statements.

24

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
U.S. Government Agency Mortgages (1.3%)
Federal Home Loan Mortgage Corporation Series K047, Class A2, 3.33%, 5/25/25 (c)	$300	$333
3.00%, 4/1/46 - 10/1/47	2,955	3,122
3.50%, 4/1/46 - 4/1/48	360	379
		3,834
Federal National Mortgage Association Series 2016-M2, Class AV2, 2.15%, 1/25/23	154	157
4.00%, 4/1/49	582	620
		777
Total U.S. Government Agency Mortgages (Cost $4,385)		4,611
U.S. Treasury Obligations (2.8%)
U.S. Treasury Bonds 3.00%, 8/15/48 (g)	1,000	1,376
3.38%, 11/15/48 (g)	500	736
U.S. Treasury Inflation Indexed Bonds, 0.13%, 7/15/26	1,000	1,122
U.S. Treasury Notes 1.63%, 11/15/22	1,000	1,036
1.63%, 4/30/23	800	833
1.63%, 2/15/26	2,250	2,406
2.25%, 2/15/27	2,000	2,235
Total U.S. Treasury Obligations (Cost $8,583)		9,744
Exchange-Traded Funds (55.3%)
Invesco DB Commodity Index Tracking Fund (f)	28,600	337
Invesco FTSE RAFI Developed Markets ex-US ETF	70,202	2,357
Invesco FTSE RAFI Emerging Markets ETF	269,013	4,536
iShares 20+ Year Treasury Bond ETF	8,879	1,452
iShares Core MSCI EAFE ETF	346,844	19,434
iShares Core MSCI Emerging Markets ETF	263,559	11,871
iShares Core S&P 500 ETF	100,807	30,764
iShares Core S&P Small-Cap ETF (f)	17,607	1,164
iShares Core US Aggregate Bond ETF	33,274	3,915
iShares iBoxx $ Investment Grade Corporate Bond ETF	22,656	2,991
iShares iBoxx High Yield Corporate Bond ETF (f)	36,650	3,021
iShares MSCI Canada ETF (f)	111,723	2,809
iShares MSCI United Kingdom ETF (f)	9,713	250
Schwab Fundamental Emerging Markets Large Co. Index ETF	430,014	9,718
Schwab Fundamental International Large Co. Index ETF	829,619	19,214
Schwab Fundamental International Small Co. Index ETF	91,800	2,508
SPDR Bloomberg Barclays High Yield Bond ETF	29,732	3,032
SPDR Gold Shares	19,366	3,155
SPDR S&P Emerging Markets Smallcap ETF (f)	14,790	562
U.S. Commodity Index Fund	48,800	1,300
VanEck Vectors Gold Miners ETF	34,968	1,200
VanEck Vectors Junior Gold Miners ETF	12,000	553
See notes to financial statements.

25

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Vanguard FTSE All-World ex-US ETF	147,228	$6,752
Vanguard FTSE Developed Markets ETF	563,451	21,225
Vanguard FTSE Emerging Markets ETF	4,984	186
Vanguard FTSE Europe ETF (f)	244,008	11,898
Vanguard Real Estate ETF (f)	72,546	5,617
Vanguard S&P 500 ETF (g)	35,882	10,038
Vanguard Short-Term Bond ETF	53,031	4,402
Vanguard Total Stock Market ETF (g)	1,434	220
WisdomTree Emerging Markets SmallCap Dividend Fund	16,645	626
Xtrackers USD High Yield Corporate Bond ETF (f)	64,245	3,025
Total Exchange-Traded Funds (Cost $193,848)		190,132
Affiliated Exchange-Traded Funds (0.2%)
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	16,000	589
Total Affiliated Exchange-Traded Funds (Cost $770)		589
Collateral for Securities Loaned^ (3.7%)
HSBC U.S. Government Money Market Fund I Shares, 0.13% (m)	11,461,193	11,461
Invesco Government & Agency Portfolio Institutional Shares, 0.12% (m)	1,172,250	1,172
Total Collateral for Securities Loaned (Cost $12,633)		12,633
Total Investments (Cost $346,143) — 101.7%		349,262
Liabilities in excess of other assets — (1.7)%		(5,702)
NET ASSETS — 100.00%		$343,560

At May 31, 2020, the Fund's investments in foreign securities were 25.5% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of May 31, 2020, the fair value of these securities was $6,797 (thousands) and amounted to 2.0% of net assets.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of May 31, 2020.

(c)  The rate for certain asset-backed and mortgage backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at May 31, 2020.

(d)  Security is interest only.

(e)  Non-income producing security.

(f)  All or a portion of this security is on loan.

(g)  All or a portion of this security has been designated as collateral for securities purchased on a when-issued basis.

(h)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of May 31, 2020, illiquid securities were 0.1% of the Fund's net assets.

See notes to financial statements.

26

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2020

(i)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.0% of the Fund's net assets as of May 31, 2020. (See Note 2)

(j)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

(k)  Security purchased on a when-issued basis.

(l)  Amount represents less than 0.05% of net assets.

(m)  Rate disclosed is the daily yield on May 31, 2020.

bps — Basis points

ETF — Exchange-Traded Fund

GO — General Obligation

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of May 31, 2020, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of May 31, 2020, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

REIT — Real Estate Investment Trust

SOFR — Secured Overnight Financing Rate

USSW10 — USD 10 Year Swap Rate, rate disclosed as of May 31, 2020

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

See notes to financial statements.

27

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2020

(Amounts in Thousands, Except Per Share Amounts)

	USAA Cornerstone Aggressive Fund
Assets:
Affiliated investments, at value (Cost $770)	$589
Unaffiliated investments, at value (Cost $345,373)	348,673	(a)
Cash and cash equivalents	5,425
Receivables:
Interest and dividends	444
Capital shares issued	97
Investments sold	1,975
From Adviser	103
Prepaid expenses	16
Total assets	357,322
Liabilities:
Payables:
Collateral received on loaned securities	12,633
Investments purchased	339
Capital shares redeemed	501
Accrued expenses and other payables:
Investment advisory fees	169
Administration fees	42
Transfer agent fees	29
Compliance fees	—	(b)
Other accrued expenses	49
Total liabilities	13,762
Net Assets:
Capital	343,244
Total distributable earnings/(loss)	316
Net assets	$343,560
Shares (unlimited number of shares authorized with no par value):	29,274
Net asset value, offering and redemption price per share: (c)	$11.74

(a)  Includes $12,419 of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

28

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2020

(Amounts in Thousands)

USAA Cornerstone Aggressive Fund
Investment Income:
Income distributions from affiliated funds	$20
Dividends	8,448
Interest	1,539
Securities lending (net of fees)	61
Foreign tax withholding	— (a)
Total income	10,068
Expenses:
Investment advisory fees	2,173
Administration fees	543
Sub-Administration fees	78
Custodian fees	50
Transfer agent fees	1,205
Trustees' fees	49
Compliance fees	2
Legal and audit fees	80
State registration and filing fees	16
Other expenses	74
Total expenses	4,270
Expenses waived/reimbursed by Adviser	(267)
Expenses waived/reimbursed by AMCO	(25)
Net expenses	3,978
Net Investment Income (Loss)	6,090
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from unaffiliated investment securities and foreign currency translations	(3,721)
Net realized gains (losses) from futures contracts	137
Net change in unrealized appreciation/depreciation on affiliated funds	(91)
Net change in unrealized appreciation/depreciation on unaffiliated investments securities and foreign currency translations	3,292
Net change in unrealized appreciation/depreciation on futures contracts	40
Net realized/unrealized gains (losses) on investments	(343)
Change in net assets resulting from operations	$5,747

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

29

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Cornerstone Aggressive Fund
	Year Ended May 31, 2020	Year Ended May 31, 2019
From Investments:
Operations:
Net investment income (loss)	$6,090	$5,370
Net realized gains (losses) from investments	(3,584)	4,198
Net change in unrealized appreciation/depreciation on investments	3,241	(20,470)
Change in net assets resulting from operations	5,747	(10,902)
Change in net assets resulting from distributions to shareholders	(6,470)	(18,397)
Change in net assets resulting from capital transactions	(7,127)	35,941
Change in net assets	(7,850)	6,642
Net Assets:
Beginning of period	351,410	344,768
End of period	$343,560	$351,410
Capital Transactions:
Proceeds from shares issued	$54,179	$78,995
Distributions reinvested	6,219	17,634
Cost of shares redeemed	(67,525)	(60,688)
Change in net assets resulting from capital transactions	$(7,127)	$35,941
Share Transactions:
Issued	4,491	6,440
Reinvested	480	1,557
Redeemed	(5,660)	(4,947)
Change in Shares	(689)	3,050

See notes to financial statements.

30

This page is intentionally left blank.

31

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Cornerstone Aggressive Fund
Year Ended May 31, 2020	$11.73	0.20	(b)	0.03 (c)	0.23	(0.15)	(0.07)
Year Ended May 31, 2019	$12.81	0.15		(0.57)	(0.42)	(0.18)	(0.48)
Year Ended May 31, 2018	$12.57	0.16		0.94	1.10	(0.14)	(0.72)
Year Ended May 31, 2017	$11.33	0.15		1.26	1.41	(0.17)	—
Year Ended May 31, 2016	$12.35	0.17		(0.95)	(0.78)	(0.16)	(0.08)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  The expense ratios exclude the impact of expenses paid by each underlying fund.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)  Reflects increased trading activity due to usage of quantitative investment strategies.

See notes to financial statements.

32

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Expenses^(a)	Net Investment Income (Loss)	Gross Expenses(a)	Net Assets, End of Period (000's)	Portfolio Turnover
USAA Cornerstone Aggressive Fund
Year Ended May 31, 2020	(0.22)	$11.74	1.78%	1.10%	1.68%	1.18%	$343,560	90%
Year Ended May 31, 2019	(0.66)	$11.73	(3.04)%	1.10%	1.54%	1.24%	$351,410	95	%(d)
Year Ended May 31, 2018	(0.86)	$12.81	8.85%	1.10%	1.18%	1.25%	$344,768	65%
Year Ended May 31, 2017	(0.17)	$12.57	12.59%	1.10%	1.32%	1.36%	$283,867	70%
Year Ended May 31, 2016	(0.24)	$11.33	(6.26)%	1.10%	1.57%	1.46%	$222,224	81%

See notes to financial statements.

33

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2020

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Cornerstone Aggressive Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services ("SAS"), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings Inc., a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). The Transaction closed on July 1, 2019. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("VCM" or "Adviser"). Effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and Victory Capital Transfer Agency Company replaced SAS as the Fund's transfer agent. In addition, effective on that same date, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

34

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers, along with corporate and municipal securities, including short-term investments maturing in 60 days or less, may be valued using evaluated bid or the last sales price to price securities by dealers or an independent pricing service approved by the Board. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Effective July 1, 2019, the valuation methodology applied to certain debt securities changed. Securities that were previously valued at an evaluated mean are now valued at the evaluated bid or the last sales price.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of May 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$3,751	$—	$3,751
Collateralized Mortgage Obligations	—	1,043	—	1,043
Common Stocks	105,750	13	—	105,763
Preferred Stocks	409	436	—	845
Senior Secured Loans	—	216	—	216
Corporate Bonds	—	15,940	—	15,940

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USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020
	Level 1	Level 2	Level 3	Total
Yankee Dollars	$—	$2,285	$—	$2,285
Municipal Bonds	—	1,710	—	1,710
U.S. Government Agency Mortgages	—	4,611	—	4,611
U.S. Treasury Obligations	—	9,744	—	9,744
Exchange-Traded Funds	190,132	—	—	190,132
Affiliated Exchange-Traded Funds	589	—	—	589
Collateral for Securities Loaned	12,633	—	—	12,633
Total	$309,513	$39,749	$—	$349,262

For the year ended May 31, 2020, the Fund had transfers into/out of Level 3 that were less than 0.50% of net assets.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs. ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payable for investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified in the Schedule of Portfolio Investments.

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USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage- backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac"), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of May 31, 2020, the Fund had no open forward foreign exchange currency contracts.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the

37

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts.

The Fund did not hold futures contracts as of May 31, 2020. During the year ended May 31, 2020, the Fund held futures contracts primarily for the strategy of gaining exposure to a particular asset class or securities market.

Summary of Derivative Instruments:

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended May 31, 2020 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure:	$137	$40

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund has been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of

38

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non- cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of May 31, 2020.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$12,419	$—	$12,633

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statement of Operations.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., last four tax years which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

39

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2020, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$301,726	$268,302	$15,812	$56,327

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory and Management Fees:

Effective with the Transaction on July 1, 2019, investment advisory services are provided to the Fund by the Adviser, a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average daily net assets. The amount incurred and paid to VCM from July 1, 2019 through May 31, 2020, was $1,995 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

Prior to the Transaction on July 1, 2019, AMCO provided investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, AMCO was responsible for managing the business and affairs of the Fund, and for directly managing day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The investment management fee for the Fund was accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average daily net assets. The amount incurred and paid to AMCO from June 1, 2019 through June 30, 2019, was $178 thousand and reflected on the Statement of Operations as Investment Advisory fees.

In addition, the Fund invests in affiliated USAA exchange-traded fund(s) ("affiliated ETFs"). The Fund's Adviser fee is reimbursed by VCM (and previously AMCO) to the extent of the indirect Adviser fee incurred through the Fund's proportional investment in the affiliated ETF(s). For the period from July 1, 2019 through May 31, 2020, the Fund's Adviser fee was reimbursed by VCM in an amount of $2 thousand, of which less than $1 thousand is receivable from VCM. For the period from June 1, 2019 through June 30, 2019, the Fund's Adviser fee was reimbursed by AMCO in an amount of less than $1 thousand.

Effective with the Transaction on July 1, 2019, the Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended May 31, 2020, the Fund had no subadvisers.

Administration and Servicing Fees:

Effective with the Transaction on July 1, 2019, VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15% of average daily net assets of the Fund. Amounts incurred from July 1, 2019 through May 31, 2020, are $498 thousand and reflected on the Statement of Operations as Administration fees.

Prior to the Transaction on July 1, 2019, AMCO provided certain administration and servicing functions for the Fund. For such services, AMCO received a fee accrued daily and paid monthly at an annualized

40

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

rate of 0.15% of average daily net assets of the Fund. Amounts incurred from June 1, 2019 through June 30, 2019, were $45 thousand and reflected on the Statement of Operations as Administration fees.

Effective with the Transaction on July 1, 2019, the Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensates the Adviser for these services. The amount incurred during the period from July 1, 2019 to May 31, 2020, is reflected on the Statement of Operations as Compliance fees.

Effective with the Transaction on July 1, 2019, Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub- Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of- pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds, under the Fund Administration, Servicing, and Accounting Agreement. The amount incurred during the period from July 1, 2019 through May 31, 2020, is reflected on the Statement of Operations as Sub-Administration fees.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund prior to the Transaction on July 1, 2019. The Board approved the reimbursement of a portion of these expenses incurred by AMCO. AMCO did not receive any fees from the Fund for these services.

Transfer Agency Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Transfer Agency, Inc. ("VCTA"), (formerly, USAA Shareholder Account Services ("SAS")), provides transfer agency services to the Fund. VCTA, an affiliate of the Adviser, provides transfer agent services based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. The amount incurred and paid to VCTA from July 1, 2019 through May 31, 2020, was $1,108 thousand. The amount incurred and paid to SAS from June 1, 2019 through June 30, 2019 was $97 thousand. These amounts are reflected on the Statement of Operations as Transfer agent fees.

Effective with the Transaction on July 1, 2019, FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Effective with the Transaction on July 1, 2019, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective on or about June 30, 2020, the Distributor's name will change to Victory Capital Services, Inc.

Prior to the Transaction on July 1, 2019, USAA Investment Management Company provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis.

Other Fees:

Prior to the Transaction on July 1, 2019, State Street Bank and Trust Company served as the Fund's accounting agent and custodian.

41

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Effective July 1, 2019, Citibank, N.A., serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

Effective with the Transaction on July 1, 2019, the Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by the Fund in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. Effective July 1, 2019 through May 31, 2020, the expense limit (excluding voluntary waivers) is 1.10%.

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of May 31, 2020, the following amounts are available to be repaid to the Adviser (amounts in thousands).

Expires 05/31/2023
$267

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended May 31, 2020.

Prior to the Transaction on July 1, 2019, AMCO agreed, through September 30, 2019, to limit the total annual operating expenses of 1.10% of average daily net assets of the Fund, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse all expenses in excess of those amounts. Effective with the Transaction on July 1, 2019, this expense limit is no longer in effect and is not available to be recouped by AMCO. For the period June 1, 2019 through June 30, 2019, amounts reimbursed by the Fund are reflected on the Statement of Operations as Expenses waived/reimbursed by AMCO.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.

The COVID-19 pandemic, which has spread rapidly across the world, has led and will continue to lead for an unknown period of time to disruptions in local, regional, national and global markets and economies. Among other things, the outbreak has resulted in, and until fully resolved is likely to continue

42

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

to result in, among other things (1) government imposition of various forms of "stay at home" orders and the closing of "non-essential" businesses, resulting in significant disruption to the businesses of many issuers as well as lay-offs of employees; (2) increased requests by issuers of debt instruments for amendments and waivers of agreements to avoid default and increased defaults; (3) volatility and disruption of markets, including greater volatility in pricing and spreads; and (4) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general.

The Fund has a targeted risk tolerance and a corresponding asset allocation target; however, mere asset allocation and volatility are not the sole determination of risk. The Fund's managers will tactically allocate away from the target allocation as market conditions and the perceived risks warrant. The Fund bears the risk that the managers' tactical allocation will not be successful.

The equity securities in the Fund's portfolio are subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of the company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than debt securities. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. These risks are particularly heightened in this Fund because investments in emerging-market countries generally are more volatile than investments in developed markets. Emerging-market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.

The Fund may invest in securities of companies of any market capitalization and is subject to mid- and small-cap company risk, which is the greater risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records. Mid- and small-cap companies also may have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market in general and, therefore, may involve greater risk than investing in the securities of larger companies.

Many debt securities, derivatives and other financial instruments, including some of the Fund's investments, use the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England. In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. The roughly three-year period until the end of 2021 is expected to be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to

43

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.

6. Borrowing and Interfund Lending:

Line of Credit:

Effective with the Transaction on July 1, 2019, the Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex could borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under line of credit fees.

Prior to the Transaction on July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation ("CAPCO") terminated. For the period from June 1, 2019 to June 30, 2019, the Fund paid CAPCO facility fees of $1 thousand.

The Fund had no borrowings under either agreement with Citibank or CAPCO during the year ended May 31, 2020.

Interfund Lending:

Effective with the Transaction on July 1, 2019, the Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Funds Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interest expense on Interfund lending. As a Lender, interest earned by the Fund, if any, during the period is reflected on the Statement of Operations under Income on Interfund lending.

The Fund did not utilize or participate in the Facility during the period July 1, 2019 through May 31, 2020.

7. Federal Income Tax Information:

The Fund intends to declare daily and distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

44

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2020, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended May 31, 2020			Year Ended May 31, 2019
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$4,500	$1,970	$6,470	$11,080	$7,317	$18,397

As of the May 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$1,608	$(3,213)	$1,921	$316

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales.

At May 31, 2020, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$3,213	$—	$3,213

As of May 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$347,341	$20,531	$(18,610)	$1,921

8. Affiliated Securities:

An affiliated security is a security in which the Fund has ownership of at least 5% of the security's outstanding voting shares or an investment company managed by VCM. The Fund does not invest in affiliated underlying funds for the purpose of exercising management or control. These underlying funds are noted as affiliated in the Fund's Schedule of Portfolio Investments. The affiliated underlying

45

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

funds' annual or semiannual reports may be viewed at usaa.com. Transactions in affiliated securities during the year ended May 31, 2020, were as follows (amount in thousands):

	Fair Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 5/31/2020	Dividend Income
Affiliated Holdings
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	$680	$—	$—	$—	$—	$(91)	$589	$20

9. Liquidity Risk Management Program

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the 1940 Act. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital as the administrator of the LRMP. At an in-person meeting held on February 26, 2020, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

46

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Cornerstone Aggressive Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Cornerstone Aggressive Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 27, 2020

47

USAA Mutual Funds Trust	Supplemental Information May 31, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

48

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.

49

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

50

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

51

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

52

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, IMCO (September 2009-April 2014); President, AMCO (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011); Director of USAA Investment Management Company (IMCO) (since 2009); Chairman of Board of IMCO (since 2013); Director of USAA Asset Management Company (AMCO), (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS)(October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013); Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

**  Mr. McNamara and Mr. Brown are "Interested Persons" by reason of their relationships with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

53

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

54

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2019 through May 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

Beginning Account Value 12/1/19	Actual Ending Account Value 5/31/20	Hypothetical Ending Account Value 5/31/20	Actual Expenses Paid During Period 12/1/19- 5/31/20*	Hypothetical Expenses Paid During Period 12/1/19- 5/31/20*	Annualized Expense Ratio During Period 12/1/19- 5/31/20
$1,000.00	$931.20	$1,019.60	$5.21	$5.45	1.08%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 183/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

55

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended May 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2020 (amounts in thousands):

Dividend Received Deduction (corporate shareholders)*	Qualified Dividend Income (non-corporate shareholders)*	Long-Term Capital Gain Distributions(a)
34.63%	36.98%	$1,970

*  Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any. All or a portion of these amounts may be exempt from taxation at the state level.

(a)  Pursuant to Section 852 of the Internal Revenue Code.

56

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*	You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to “opt-out” of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

97448-0720

MAY 31, 2020

Annual Report

USAA Cornerstone Conservative Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about September 8, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about September 8, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Financial Statements
Schedule of Portfolio Investments	8
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	25
Supplemental Information (Unaudited)	26
Proxy Voting and Portfolio Holdings Information	26
Trustees' and Officers' Information	27
Expense Examples	33
Additional Federal Income Tax Information	34
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

The previous decade ended with the longest-ever bull market in U.S. equities still intact, even as investors wrestled with issues like softening global economic data, Brexit, and U.S.-China trade relations. In retrospect, those worries seem so pedestrian given what we would soon experience.

A new and unexpected threat—a global pandemic, the novel coronavirus ("COVID-19")—first emerged in Asia and then began spreading globally and throughout the United States during the first quarter of 2020. This unprecedented and unanticipated event not only rendered all existing economic and earnings forecasts moot, but it also roiled stock and bond markets everywhere. Efforts to slow the spread of the virus, though successful to date, also brought the economy to a halt. The historic bull market in stocks ended virtually overnight.

After an initial severe sell-off in March, equity markets recovered sharply. As our annual reporting period drew to a close on May 31, 2020, many of the broad market indexes had recovered and volatility had returned to more palatable levels. In fact, despite all the chaos, the S&P 500® Index, one of the most popular measures of large U.S. stocks, finished the fiscal year (May 31, 2020) at approximately 3,044, which was up more than 10.6% from one year ago.

The market turmoil of early 2020 was not limited to equities. Fixed income volatility spiked when liquidity evaporated in late March as investors struggled to understand the ramifications of stay-at-home orders. Fortunately, the U.S. Federal Reserve (the "Fed") (as well as other global central banks) leapt into action—cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to stabilize markets.

The new lending facilities and programs had their intended effect of improving liquidity and trading. Credit spreads across corporate, high-yield, structured, and municipal markets were coaxed down from their highs. In addition, Congress came through with substantial fiscal stimulus that also was applauded by investors and markets. Although fixed income markets regained their footing, the yield on 10-Year Treasurys, a benchmark for low-risk investments, declined steadily during our fiscal year—from 2.14% at the beginning of our reporting period to approximately 0.65% as of May 31, 2020. This suggests that investors remain a little wary.

While the past year has been unprecedented for all of us, both personally and professionally, our portfolio managers continue to scrutinize the financial markets, economic conditions, and the trajectory of the pandemic, which will likely be the guiding factor on Fed policy and the markets.

No matter what happens in the near term, we believe that the massive monetary and fiscal policies introduced earlier this year will have longer-term ramifications. Despite this uncertainty, it's important to remain focused on your long-term investment goals and avoid making emotional decisions. If you invest with us directly, our Member Service Representatives are available to help. Call us at (800) 539-3863 or visit our website at vcm.com.

2

From all of us here at USAA Mutual Funds, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

3

USAA Mutual Funds Trust

USAA Cornerstone Conservative Fund

Managers' Commentary

(Unaudited)

Victory Solutions

Mannik S. Dhillon, CFA, CAIA
Wasif A. Latif
Lance Humphrey, CFA

•  What were the market conditions during the reporting period?

Global financial market performance varied widely over the period driven by uncertainty related to the duration and economic impact of the novel coronavirus ("COVID-19") pandemic. This generally led to a risk-off environment as investors flocked to safe haven assets such as U.S. Treasurys and gold. Global equities turned mostly lower with the exception of a small breadth of mega-cap securities well-positioned for an extended economic slowdown and the new stay-at-home paradigm. The final month and a half of the reporting period saw a rebound in risky assets as economies began a phased reopening.

Within the United States, the S&P 500® Index dropped nearly 34% from its 2020 high, before beginning to recoup losses with the support of comprehensive monetary and fiscal stimulus, along with encouraging results in COVID-19 vaccine trials. Over the reporting period, the S&P 500® Index returned 12.84%, with large-cap growth stocks leading the way, up to a return of 26.25% as represented by the Russell 1000 Growth Index. Value stocks and small-cap stocks underperformed growth stocks over the period, but more recently have seen a pickup in momentum. U.S. large-cap value stocks were down to a return of -1.64% over the reporting period as gauged by the Russell 1000 Value Index, while U.S. small-cap stocks, were down to a return of -3.44% as represented by the Russell 2000 Index.

Developed market international and emerging market equities followed a path similar to U.S. equities. Markets led investors on a rollercoaster ride that saw both the MSCI EAFE Index and MSCI Emerging Markets Index drop approximately 34% from their highs in the year. The market drawdown hit bottom on March 23rd and then started a steady ascent, erasing most of the losses as European Central Bank quantitative easing and talks of a 750-billion euros fiscal stimulus helped bolster momentum in the market's recovery. Over the reporting period, developed international equities, represented by the MSCI EAFE Index, were down to a return of -2.81%, while the MSCI Emerging Markets Index returned -4.39%.

Within fixed-income, interest rate-sensitive treasury bonds outperformed credit-sensitive investment-grade and high-yield corporate bonds. Investor demand for U.S. Treasurys drove yields to new lows, while credit spreads reached unprecedented levels as liquidity issues began to seize up parts of credit and municipal markets. The U.S. Federal Reserve (the "Fed") intervened, providing liquidity by expanding open market purchases to include municipal and corporate bonds. Bloomberg Barclays US Treasury 20+ Year Index returned 27.46% over the reporting period, while the Bloomberg Barclays U.S. Aggregate Bond

4

USAA Mutual Funds Trust

USAA Cornerstone Conservative Fund (continued)

Managers' Commentary (continued)

Index returned 9.42%. High-yield bonds finished the period slightly positive, up 1.32% as gauged by the Bloomberg Barclays US Corporate High Yield Index.

•  How did the USAA Cornerstone Conservative Fund (the "Fund") perform during the reporting period?

For the reporting period ended May 31, 2020, the Fund had a total return of 5.45%. This compares to returns of 8.50% for the Bloomberg Barclays U.S. Universal Index and 7.85% for the Cornerstone Conservative Composite Index.

•  What strategies did you employ during the reporting period?

The fixed income portion of the portfolio, which makes up the majority of the allocation, was the largest detractor in performance relative to the benchmark. An overweight to credit-sensitive corporates and an underweight to treasurys dragged on returns. The fixed income portfolio held an underweight to high yield which contributed positively to relative performance.

The equity portfolio's overall tilt toward value stocks, especially within U.S. large-cap stocks, detracted from relative performance. An overweight to U.S. equities, along with negative stock selection effects within developed international, weighed on relative performance.

Commodities as an asset class were down over the period with the Bloomberg Commodity Index returning -17.06%; however, gold outperformed. Gold's overweight within the portfolio contributed positively to relative performance over the period. The portfolio's underweight to REITs also slightly contributed to performance relative to the benchmark.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Cornerstone Conservative Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended May 31, 2020

INCEPTION DATE	6/8/12
	Net Asset Value	Bloomberg Barclays U.S. Universal Index[1]	Cornerstone Conservative Composite Index[2]
One Year	5.45%	8.50%	7.85%
Five Year	3.75%	4.01%	4.38%
Since Inception	4.28%	NA	NA

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Cornerstone Conservative Fund — Growth of $10,000

* The performance of the Bloomberg Barclays U.S. Universal Index and Cornerstone Conservative Composite Index is calculated from the end of the month, May 31, 2012, while the inception date of the Cornerstone Conservative Fund is June 8, 2012. There might be a slight variation of performance numbers because of the difference.

1 The unmanaged Bloomberg Barclays U.S. Universal Index is an index that represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.

2 The Cornerstone Conservative Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (11%), the MSCI ACWI ex USA IMI Net (8%), the Bloomberg Barclays U.S. Universal Index (78%), the Bloomberg Commodity Index Total Return (0.5%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (0.5%), and the Bloomberg Barclays U.S. Treasury — Bills (1- 3M) (2%).

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

USAA Mutual Funds Trust USAA Cornerstone Conservative Fund	May 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

The Fund's investment objective is to seek current income. The Fund also considers the potential for capital appreciation.

Top 10 Holdings*

May 31, 2020

(% of Net Assets)

USAA Income Fund Institutional Shares	27.6%
USAA Government Securities Fund Institutional Shares	20.2%
USAA Intermediate-Term Bond Fund Institutional Shares	16.0%
VictoryShares USAA Core Intermediate-Term Bond ETF	8.6%
USAA International Fund Institutional Shares	3.3%
USAA 500 Index Fund Reward Shares	3.2%
USAA High Income Fund Institutional Shares	3.1%
USAA Short-Term Bond Fund Institutional Shares	3.1%
VictoryShares USAA MSCI USA Value Momentum ETF	2.4%
USAA Target Managed Allocation Fund	2.0%

*  Does not include money market instruments and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Cornerstone Conservative Fund	Schedule of Portfolio Investments May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Affiliated Exchange-Traded Funds (13.4%)
VictoryShares USAA Core Intermediate-Term Bond ETF (a)	334,133	$17,709
VictoryShares USAA Core Short-Term Bond ETF	4,500	229
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	23,867	879
VictoryShares USAA MSCI International Value Momentum ETF	71,559	2,694
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	23,660	1,049
VictoryShares USAA MSCI USA Value Momentum ETF	108,778	4,907
Total Affiliated Exchange-Traded Funds (Cost $27,682)		27,467
Affiliated Mutual Funds (86.4%)
USAA 500 Index Fund Reward Shares	155,124	6,523
USAA Aggressive Growth Fund Institutional Shares	33,519	1,406
USAA Capital Growth Fund Institutional Shares	188,030	1,858
USAA Emerging Markets Fund Institutional Shares	146,705	2,368
USAA Government Securities Fund Institutional Shares	4,062,998	41,565
USAA Growth Fund Institutional Shares	70,603	1,963
USAA High Income Fund Institutional Shares	904,766	6,397
USAA Income Fund Institutional Shares	4,229,487	56,887
USAA Income Stock Fund Institutional Shares	210,118	3,177
USAA Intermediate-Term Bond Fund Institutional Shares	3,053,647	33,040
USAA International Fund Institutional Shares	319,627	6,859
USAA Precious Metals and Minerals Fund Institutional Shares (b)	70,102	1,385
USAA Short-Term Bond Fund Institutional Shares	699,777	6,382
USAA Small Cap Stock Fund Institutional Shares	170,630	2,385
USAA Target Managed Allocation Fund	400,165	4,074
USAA Value Fund Institutional Shares	131,167	1,730
Total Affiliated Mutual Funds (Cost $172,549)		177,999
Collateral for Securities Loaned^ (0.3%)
HSBC U.S. Government Money Market Fund I Shares, 0.13% (c)	637,200	637
Total Collateral for Securities Loaned (Cost $637)		637
Total Investments (Cost $200,868) — 100.1%		206,103
Liabilities in excess of other assets — (0.1)%		(153)
NET ASSETS — 100.00%		$205,950

  At May 31, 2020, the Fund's investments in foreign securities were 6.2% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Non-income producing

(c)  Rate disclosed is the daily yield on May 31, 2020.

ETF — Exchange-Traded Fund

See notes to financial statements.

8

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2020

(Amounts in Thousands, Except Per Share Amounts)

	USAA Cornerstone Conservative Fund
Assets:
Affiliated investments, at value (Cost $200,231)	$205,466	(a)
Unaffiliated investments, at value (Cost $637)	637
Cash and cash equivalents	496
Receivables:
Interest and dividends	—	(b)
Capital shares issued	71
Prepaid expenses	15
Total assets	206,685
Liabilities:
Payables:
Collateral received on loaned securities	637
Capital shares redeemed	67
Accrued expenses and other payables:
Custodian fees	2
Compliance fees	—	(b)
Other accrued expenses	29
Total liabilities	735
Net Assets:
Capital	199,142
Total distributable earnings/(loss)	6,808
Net assets	$205,950
Shares (unlimited number of shares authorized with no par value):	18,783
Net asset value, offering and redemption price per share: (c)	$10.96

(a)  Includes $625 of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

9

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2020

(Amounts in Thousands)

USAA Cornerstone Conservative Fund
Investment Income:
Income distributions from affiliated funds	$6,200
Interest	39
Securities lending (net of fees)	3
Total income	6,242
Expenses:
Sub-Administration fees	15
Custodian fees	12
Trustees' fees	49
Compliance fees	1
Printing fees	35
Legal and audit fees	61
State registration and filing fees	16
Other expenses	9
Total expenses	198
Expenses waived/reimbursed by AMCO	(4)
Net expenses	194
Net investment income (Loss)	6,048
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from sales of affiliated funds	(386)
Capital gain distributions received from affiliated funds	3,812
Net change in unrealized appreciation/depreciation on affiliated funds	564
Net realized/unrealized gains (losses) on investments	3,990
Change in net assets resulting from operations	$10,038

See notes to financial statements.

10

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Cornerstone Conservative Fund
	Year Ended May 31, 2020	Year Ended May 31, 2019
From Investments:
Operations:
Net investment income (loss)	$6,048	$5,681
Net realized gains (losses) from investments	3,426	(1,042)
Net change in unrealized appreciation/depreciation on investments	564	2,580
Change in net assets resulting from operations	10,038	7,219
Change in net assets resulting from distributions to shareholders	(6,280)	(5,667)
Change in net assets resulting from capital transactions	8,927	(4,579)
Change in net assets	12,685	(3,027)
Net Assets:
Beginning of period	193,265	196,292
End of period	$205,950	$193,265
Capital Transactions:
Proceeds from shares issued	$58,872	$39,964
Distributions reinvested	6,254	5,638
Cost of shares redeemed	(56,199)	(50,181)
Change in net assets resulting from capital transactions	$8,927	$(4,579)
Share Transactions:
Issued	5,373	3,799
Reinvested	581	542
Redeemed	(5,191)	(4,778)
Change in Shares	763	(437)

See notes to financial statements.

11

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Cornerstone Conservative Fund
Year Ended May 31, 2020	$10.72	0.32	(b)	0.25	0.57	(0.33)	—
Year Ended May 31, 2019	$10.64	0.32		0.08	0.40	(0.32)	—
Year Ended May 31, 2018	$10.76	0.30		(0.11)	0.19	(0.31)	—
Year Ended May 31, 2017	$10.27	0.31		0.49	0.80	(0.31)	—
Year Ended May 31, 2016	$10.68	0.35		(0.37)	(0.02)	(0.34)	(0.05)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  The expense ratios exclude the impact of expenses paid be each underlying fund.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Reflects a return to normal trading levels after a prior year transition or allocation shift.

See notes to financial statements.

12

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Expenses^(a)	Net Investment Income (Loss)	Gross Expenses(a)	Net Assets, End of Period (000's)	Portfolio Turnover
USAA Cornerstone Conservative Fund
Year Ended May 31, 2020	(0.33)	$10.96	5.45%	0.09%	2.92%	0.10%	$205,950	8%
Year Ended May 31, 2019	(0.32)	$10.72	3.84%	0.10%	2.99%	0.12%	$193,265	22%
Year Ended May 31, 2018	(0.31)	$10.64	1.79%	0.10%	2.87%	0.12%	$196,292	5%
Year Ended May 31, 2017	(0.31)	$10.76	7.93%	0.10%	3.02%	0.15%	$174,754	7	%(c)
Year Ended May 31, 2016	(0.39)	$10.27	(0.05)%	0.10%	3.38%	0.15%	$137,705	43%

See notes to financial statements.

13

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2020

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Cornerstone Conservative Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act.

The Fund is a "fund of funds" in that it invests in a selection of affiliated mutual funds and exchange- traded funds managed by the Fund's Adviser, Victory Capital Management Inc., an affiliate of the Fund.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services ("SAS"), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings Inc., a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). The Transaction closed on July 1, 2019. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("VCM" or "Adviser"). Effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and Victory Capital Transfer Agency Company replaced SAS as the Fund's transfer agent. In addition, effective on that same date, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

14

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, including underlying funds, are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of May 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Affiliated Exchange-Traded Funds	$27,467	$—	$—	$27,467
Affiliated Mutual Funds	177,999	—	—	177,999
Collateral for Securtites Loaned.	637	—	—	637
Total	$206,103	$—	$—	$206,103

For the year ended May 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs. ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

15

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of May 31, 2020.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$625	$—	$637

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., last four tax years which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

16

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2020, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$29,349	$15,711

There were no purchases and sales of U.S. government securities during the year ended May 31, 2020.

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory and Management Fees:

Effective with the Transaction on July 1, 2019, investment advisory services are provided to the Fund by the Adviser, a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. The Adviser does not receive any fees from the Fund for these services.

Prior to the Transaction on July 1, 2019, AMCO provided investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, AMCO was responsible for managing the business and affairs of the Fund, and for directly managing day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. AMCO did not receive any fees from the Fund for these services.

Administration and Servicing Fees:

Effective with the Transaction on July 1, 2019, VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM does not receive any fees from the Fund for these services.

Prior to the Transaction on July 1, 2019, AMCO provided certain administration and servicing functions for the Fund. AMCO did not receive any fees from the Fund for these services.

Effective with the Transaction on July 1, 2019, the Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensates the Adviser for these services. The amount incurred during the period from July 1, 2019 through May 31, 2020, is reflected on the Statement of Operations as Compliance fees.

Effective with the Transaction on July 1, 2019, Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub- Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a

17

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of- pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds, under the Fund Administration, Servicing, and Accounting Agreement. The amount incurred during the period from July 1, 2019 through May 31, 2020, is reflected on the Statement of Operations as Sub-Administration fees.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund prior to the Transaction on July 1, 2019. The Board approved the reimbursement of a portion of these expenses incurred by AMCO. AMCO did not receive any fees from the Fund for these services.

Transfer Agency Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Transfer Agency, Inc. ("VCTA"), (formerly, USAA Shareholder Account Services ("SAS")), provides transfer agency services to the Fund. Neither VCTA nor SAS received any fees from the Fund for these services.

Effective with the Transaction on July 1, 2019, FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Effective with the Transaction on July 1, 2019, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective on or about June 30, 2020, the Distributor's name will change to Victory Capital Services, Inc.

Prior to the Transaction on July 1, 2019, USAA Investment Management Company provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis.

Other Fees:

Prior to the Transaction on July 1, 2019, State Street Bank and Trust Company served as the Fund's accounting agent and custodian.

Effective July 1, 2019, Citibank, N.A., serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

Effective with the Transaction on July 1, 2019, the Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. Effective July 1, 2019 through May 31, 2020, the expense limit (excluding voluntary waivers) is 0.10%.

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of May 31, 2020, there are no amounts available to be repaid to the Adviser.

The Adviser, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended May 31, 2020.

18

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Prior to the Transaction on July 1, 2019, AMCO agreed, through September 30, 2019, to limit the total annual operating expenses to 0.10% of average daily net assets of the Fund, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse all expenses in excess of those amounts. Effective with the Transaction on July 1, 2019, this expense limit is no longer in effect and is not available to be recouped by AMCO. For the period June 1, 2019 through June 30, 2019, amounts reimbursed by the Fund are reflected on the Statement of Operations as Expenses waived/reimbursed by AMCO.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.

The COVID-19 pandemic, which has spread rapidly across the world, has led and will continue to lead for an unknown period of time to disruptions in local, regional, national and global markets and economies. Among other things, the outbreak has resulted in, and until fully resolved is likely to continue to result in, among other things (1) government imposition of various forms of "stay at home" orders and the closing of "non-essential" businesses, resulting in significant disruption to the businesses of many issuers as well as lay-offs of employees; (2) increased requests by issuers of debt instruments for amendments and waivers of agreements to avoid default and increased defaults; (3) volatility and disruption of markets, including greater volatility in pricing and spreads; and (4) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general.

The Fund has a targeted risk tolerance and a corresponding asset allocation target; however, mere asset allocation and volatility are not the sole determination of risk. The Fund's managers will tactically allocate away from the target allocation as market conditions and the perceived risks warrant. The Fund bears the risk that the managers' tactical allocation will not be successful.

The risks of the Fund directly correspond to the risks of the underlying affiliated funds in which the Fund invests. By investing in the underlying affiliated funds, the Fund has exposure to the risk of many different areas of the market. The degree to which the risks described below apply to the Fund varies according to the Fund's asset allocation. For instance, the more the Fund is allocated to stock funds, the greater the risk associated with equity securities. The Fund also is subject to asset allocation risk (i.e., the risk that allocations will not produce the intended results) and to management risk (i.e., the risk that the selection of underlying affiliated funds will not produce the intended results).

In managing a Fund that invests in underlying affiliated funds, the Adviser may have conflicts of interest in allocating the Fund's assets among the various underlying affiliated funds. This is because the fees payable by some of the underlying affiliated funds to the Adviser and/or its affiliates are higher than the fees payable by other underlying affiliated funds, and because the Adviser also manages and administers the underlying affiliated funds.

19

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

6. Borrowing and Interfund Lending:

Line of Credit:

Effective with the Transaction on July 1, 2019, the Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex could borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under line of credit fees.

Prior to the Transaction on July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation ("CAPCO") terminated. For the period from June 1, 2019 to June 30, 2019, the Fund paid CAPCO facility fees of less than $1 thousand.

The Fund had no borrowings under either agreement with Citibank or CAPCO during the year ended May 31, 2020.

Interfund Lending:

Effective with the Transaction on July 1, 2019, the Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Funds Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interest expense on Interfund lending. As a Lender, interest earned by the Fund, if any, during the period is reflected on the Statement of Operations under Income on Interfund lending.

The Fund did not utilize or participate in the Facility during the period July 1, 2019 through May 31, 2020.

7. Federal Income Tax Information:

The Fund intends to declare daily and distribute any net investment income quarterly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2020, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended May 31, 2020		Year Ended May 31, 2019
Distributions paid from		Distributions paid from
Ordinary Income	Total Distributions Paid	Ordinary Income	Total Distributions Paid
$6,280	$6,280	$5,667	$5,667

As of the tax year ended May 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$849	$1,350	$4,609	$6,808

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales.

At May 31, 2020, the Fund utilized $2,145 capital loss carryforwards for federal income tax purposes.

As of May 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$201,494	$9,374	$(4,765)	$4,609

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

8. Affiliated Securities:

An affiliated security is a security in which the Fund has ownership of at least 5% of the security's outstanding voting shares or an investment company managed by VCM. The Fund does not invest in affiliated underlying funds for the purpose of exercising management or control. These underlying funds are noted as affiliated in the Fund's Schedule of Portfolio Investments. The affiliated underlying funds' annual or semiannual reports may be viewed at usaa.com. Transactions in affiliated securities during the year ended May 31, 2020, were as follows (amount in thousands):

	Fair Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 5/31/20	Dividend Income
Affiliated Holdings
USAA 500 Index Fund Reward Shares	$5,716	$329	$—	$—	$202	$478	$6,523	$127
USAA Aggressive Growth Fund Institutional Shares	1,160	213	—	—	206	33	1,406	8
USAA Capital Growth Fund Institutional Shares	1,834	176	—	—	145	(152)	1,858	31
USAA Emerging Markets Fund Institutional Shares	2,497	12	—	—	—	(141)	2,368	11
USAA Growth Fund Institutional Shares	1,633	382	—	—	358	(52)	1,963	23
USAA Government Securities Fund Institutional Shares	39,258	5,564	(4,908)	(2)	—	1,653	41,565	1,040
USAA High Income Fund Institutional Shares	5,704	1,338	—	—	—	(645)	6,397	358
USAA Income Fund Institutional Shares	57,887	4,954	(7,332)	(162)	148	1,540	56,887	1,931
USAA Income Stock Fund Institutional Shares	2,572	1,093	—	—	444	(488)	3,177	63
USAA Intermediate-Term Bond Fund Institutional Shares	31,183	4,803	(3,268)	(215)	276	537	33,040	1,316
USAA International Fund Institutional Shares	6,841	1,980	—	—	1,377	(1,962)	6,859	215

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020
	Fair Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 5/31/20	Dividend Income
USAA Precious Metals and Minerals Fund Institutional Shares	$706	$195	$—	$—	$—	$484	$1,385	$—
USAA Short-Term Bond Fund Institutional Shares	5,582	1,064	(203)	(7)	—	(54)	6,382	171
USAA Small Cap Stock Fund Institutional Shares	1,949	596	—	—	198	(160)	2,385	5
USAA Target Managed Allocation Fund	3,838	204	—	—	14	32	4,074	190
USAA Value Fund Institutional Shares	1,835	476	—	—	444	(581)	1,730	33
VictoryShares USAA Core Intermediate-Term Bond ETF	12,842	4,159	—	—	—	708	17,709	411
VictoryShares USAA Core Short-Term Bond ETF	227	—	—	—	—	2	229	6
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	803	203	—	—	—	(127)	879	29
VictoryShares USAA MSCI International Value Momentum ETF	2,410	603	—	—	—	(319)	2,694	112
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	620	401	—	—	—	28	1,049	14
VictoryShares USAA MSCI USA Value Momentum ETF	4,553	604	—	—	—	(250)	4,907	106
Total	$191,650	$29,349	$(15,711)	$(386)	$3,812	$564	$205,466	$6,200

9. Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the 1940 Act. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital, as the administrator of the LRMP. At an in-person meeting held on February 26, 2020, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Cornerstone Conservative Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Cornerstone Conservative Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 27, 2020

25

USAA Mutual Funds Trust	Supplemental Information May 31, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

26

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.

27

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

28

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

29

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

30

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, IMCO (September 2009-April 2014); President, AMCO (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011); Director of USAA Investment Management Company (IMCO) (since 2009); Chairman of Board of IMCO (since 2013); Director of USAA Asset Management Company (AMCO), (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS)(October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013); Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

**  Mr. McNamara and Mr. Brown are "Interested Persons" by reason of their relationships with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

31

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

32

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2019 through May 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

Beginning Account Value 12/1/19	Actual Ending Account Value 5/31/20	Hypothetical Ending Account Value 5/31/20	Actual Expenses Paid During Period 12/1/19- 5/31/20*	Hypothetical Expenses Paid During Period 12/1/19- 5/31/20*	Annualized Expense Ratio During Period 12/1/19- 5/31/20
$1,000.00	$1,003.60	$1,024.55	$0.45	$0.46	0.09%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 183/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).
33

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended May 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2020 (amounts in thousands):

Dividend Received Deduction (corporate shareholders)*	Qualified Dividend Income (non-corporate shareholders)*	Foreign Taxes Paid(a)
6.10%	10.64%	$41

*  Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any. All or a portion of these amounts may be exempt from taxation at the state level.

(a)  The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

34

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*	You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to “opt-out” of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

97446-0720

MAY 31, 2020

Annual Report

USAA Cornerstone Equity Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about September 8, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about September 8, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Financial Statements
Schedule of Portfolio Investments	8
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	24
Supplemental Information (Unaudited)	25
Proxy Voting and Portfolio Holdings Information	25
Trustees' and Officers' Information	26
Expense Examples	32
Additional Federal Income Tax Information	33
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

USAA Mutual Funds Trust

1

(Unaudited)

Dear Shareholder,

The previous decade ended with the longest-ever bull market in U.S. equities still intact, even as investors wrestled with issues like softening global economic data, Brexit, and U.S.-China trade relations. In retrospect, those worries seem so pedestrian given what we would soon experience.

A new and unexpected threat—a global pandemic, the novel coronavirus ("COVID-19")—first emerged in Asia and then began spreading globally and throughout the United States during the first quarter of 2020. This unprecedented and unanticipated event not only rendered all existing economic and earnings forecasts moot, but it also roiled stock and bond markets everywhere. Efforts to slow the spread of the virus, though successful to date, also brought the economy to a halt. The historic bull market in stocks ended virtually overnight.

After an initial severe sell-off in March, equity markets recovered sharply. As our annual reporting period drew to a close on May 31, 2020, many of the broad market indexes had recovered and volatility had returned to more palatable levels. In fact, despite all the chaos, the S&P 500® Index, one of the most popular measures of large U.S. stocks, finished the fiscal year (May 31, 2020) at approximately 3,044, which was up more than 10.6% from one year ago.

The market turmoil of early 2020 was not limited to equities. Fixed income volatility spiked when liquidity evaporated in late March as investors struggled to understand the ramifications of stay-at-home orders. Fortunately, the U.S. Federal Reserve (the "Fed") (as well as other global central banks) leapt into action—cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to stabilize markets.

The new lending facilities and programs had their intended effect of improving liquidity and trading. Credit spreads across corporate, high-yield, structured, and municipal markets were coaxed down from their highs. In addition, Congress came through with substantial fiscal stimulus that also was applauded by investors and markets. Although fixed income markets regained their footing, the yield on 10-Year Treasurys, a benchmark for low-risk investments, declined steadily during our fiscal year—from 2.14% at the beginning of our reporting period to approximately 0.65% as of May 31, 2020. This suggests that investors remain a little wary.

While the past year has been unprecedented for all of us, both personally and professionally, our portfolio managers continue to scrutinize the financial markets, economic conditions, and the trajectory of the pandemic, which will likely be the guiding factor on Fed policy and the markets.

No matter what happens in the near term, we believe that the massive monetary and fiscal policies introduced earlier this year will have longer-term ramifications. Despite this uncertainty, it's important to remain focused on your long-term investment goals and avoid making emotional decisions. If you invest with us directly, our Member Service Representatives are available to help. Call us at (800) 539-3863 or visit our website at vcm.com.

2

From all of us here at USAA Mutual Funds, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

3

USAA Mutual Funds Trust

USAA Cornerstone Equity Fund

Managers' Commentary

(Unaudited)

Victory Solutions
Mannik S. Dhillon, CFA, CAIA
Wasif A. Latif
Lance Humphrey, CFA

•  What were the market conditions during the reporting period?

Global financial market performance varied widely over the period driven by uncertainty related to the duration and economic impact of the novel coronavirus ("COVID-19") pandemic. This generally led to a risk-off environment as investors flocked to safe haven assets such as U.S. Treasurys and gold. Global equities turned mostly lower with the exception of a small breadth of mega-cap securities well-positioned for an extended economic slowdown and the new stay-at-home paradigm. The final month and a half of the reporting period saw a rebound in risky assets as economies began a phased reopening.

Within the United States, the S&P 500® Index dropped nearly 34% from its 2020 high, before beginning to recoup losses with the support of comprehensive monetary and fiscal stimulus, along with encouraging results in COVID-19 vaccine trials. Over the reporting period, the S&P 500® Index returned 12.84%, with large-cap growth stocks leading the way, up to a return of 26.25% as represented by the Russell 1000 Growth Index. Value stocks and small-cap stocks underperformed growth stocks over the period, but more recently have seen a pickup in momentum. U.S. large-cap value stocks were down to a return of -1.64% over the reporting period as gauged by the Russell 1000 Value Index, while U.S. small-cap stocks, were down to a return of -3.44% as represented by the Russell 2000 Index.

Developed market international and emerging market equities followed a path similar to U.S. equities. Markets led investors on a rollercoaster ride that saw both the MSCI EAFE Index and MSCI Emerging Markets Index drop approximately 34% from their highs in the year. The market drawdown hit bottom on March 23rd and then started a steady ascent, erasing most of the losses as European Central Bank quantitative easing and talks of a 750-billion euros fiscal stimulus helped bolster momentum in the market's recovery. Over the reporting period, developed international equities, represented by the MSCI EAFE Index, were down to a return of -2.81%, while the MSCI Emerging Markets Index returned -4.39%.

Within fixed-income, interest rate-sensitive treasury bonds outperformed credit-sensitive investment-grade and high-yield corporate bonds. Investor demand for U.S. Treasurys drove yields to new lows, while credit spreads reached unprecedented levels as liquidity issues began to seize up parts of credit and municipal markets. The U.S. Federal Reserve (the "Fed") intervened, providing liquidity by expanding open market purchases to include municipal and corporate bonds. Bloomberg Barclays US Treasury 20+ Year Index returned 27.46% over the reporting period, while the Bloomberg Barclays U.S. Aggregate Bond

4

USAA Mutual Funds Trust

USAA Cornerstone Equity Fund (continued)

Managers' Commentary (continued)

Index returned 9.42%. High-yield bonds finished the period slightly positive, up 1.32% as gauged by the Bloomberg Barclays US Corporate High Yield Index.

•  How did the USAA Cornerstone Equity Fund (the "Fund") perform during the reporting period?

For the reporting period ended May 31, 2020, the Fund had a total return of 0.14%. This compares to a return of 5.43% for the MSCI All-Country World Index and 4.40% for the Cornerstone Equity Composite Index.

•  What strategies did you employ during the reporting period?

The equity portfolio's overall tilt toward value stocks, especially within U.S. large-cap stocks, was a key factor in underperformance relative to the benchmark over the reporting period. An overweight to developed international equities, along with negative stock selection effects within developed international and emerging markets, weighed on relative performance.

Commodities as an asset class were down over the period with the Bloomberg Commodity Index returning -17.06%; however, gold outperformed. Gold's overweight within the portfolio contributed positively to relative performance over the period. The portfolio's underweight to REITs also contributed positively to performance relative to the benchmark.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Cornerstone Equity Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended May 31, 2020

INCEPTION DATE	6/8/12
	Net Asset Value	MSCI All-Country World Index[1]	Cornerstone Equity Composite Index[2]
One Year	0.14%	5.43%	4.40%
Five Year	3.49%	5.28%	5.42%
Since Inception	6.85%	NA	NA

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Cornerstone Equity Fund — Growth of $10,000

* The performance of the MSCI All-Country World Index and Cornerstone Equity Composite Index is calculated from the end of the month, May 31, 2012, while the inception date of the Cornerstone Equity Fund is June 8, 2012. There might be a slight variation of performance numbers because of the difference.

1 The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

2 The Cornerstone Equity Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (56%), the MSCI ACWI ex USA IMI Net (37%), the Bloomberg Commodity Index Total Return (2.5%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (2.5%), and the Bloomberg Barclays U.S. Treasury — Bills (1-3M) (2%).

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

USAA Mutual Funds Trust USAA Cornerstone Equity Fund	May 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

The Fund's investment objective is to seek capital appreciation over the long term.

Top 10 Holdings*

May 31, 2020

(% of Net Assets)

VictoryShares USAA MSCI USA Value Momentum ETF	15.4%
USAA International Fund Institutional Shares	14.6%
USAA 500 Index Fund Reward Shares	13.7%
VictoryShares USAA MSCI International Value Momentum ETF	11.6%
USAA Target Managed Allocation Fund	6.7%
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	5.0%
USAA Growth Fund Institutional Shares	5.0%
USAA Income Stock Fund Institutional Shares	4.4%
USAA Emerging Markets Fund Institutional Shares	4.3%
USAA Value Fund Institutional Shares	4.3%

*  Does not include money market instruments and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Cornerstone Equity Fund	Schedule of Portfolio Investments May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Affiliated Exchange-Traded Funds (35.6%)
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	261,099	$9,618
VictoryShares USAA MSCI International Value Momentum ETF	589,400	22,189
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	153,185	6,791
VictoryShares USAA MSCI USA Value Momentum ETF	651,057	29,369
Total Affiliated Exchange-Traded Funds (Cost $83,430)		67,967
Affiliated Mutual Funds (64.3%)
USAA 500 Index Fund Reward Shares	624,016	26,240
USAA Aggressive Growth Fund Institutional Shares	192,348	8,071
USAA Capital Growth Fund Institutional Shares	551,053	5,444
USAA Emerging Markets Fund Institutional Shares	510,068	8,232
USAA Growth Fund Institutional Shares	340,850	9,479
USAA Income Stock Fund Institutional Shares	561,855	8,495
USAA International Fund Institutional Shares	1,301,027	27,920
USAA Precious Metals and Minerals Fund Institutional Shares (a)	67,388	1,332
USAA Small Cap Stock Fund Institutional Shares	476,898	6,667
USAA Target Managed Allocation Fund	1,249,016	12,716
USAA Value Fund Institutional Shares	623,809	8,228
Total Affiliated Mutual Funds (Cost $120,863)		122,824
Total Investments (Cost $204,293) — 99.9%		190,791
Other assets in excess of liabilities — 0.1%		222
NET ASSETS — 100.00%		$191,013

  At May 31, 2020, the Fund's investments in foreign securities were 35.6% of net assets.

(a)  Non-income producing security.

ETF — Exchange-Traded Fund

See notes to financial statements.

8

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2020

(Amounts in Thousands, Except Per Share Amounts)

	USAA Cornerstone Equity Fund
Assets:
Affiliated investments, at value (Cost $204,293)	$190,791
Cash	117
Receivables:
Interest	—	(a)
Capital shares issued	63
Investments sold	384
Prepaid expenses	13
Total assets	191,368
Liabilities:
Payables:
Capital shares redeemed	312
Payable to Adviser	5
Accrued expenses and other payables:
Custodian fees	3
Transfer agent fees	—	(a)
Compliance fees	—	(a)
Other accrued expenses	35
Total liabilities	355
Net Assets:
Capital	190,671
Total distributable earnings/(loss)	342
Net assets	$191,013
Shares (unlimited number of shares authorized with no par value):	14,385
Net asset value, offering and redemption price per share: (b)	$13.28

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

9

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2020

(Amounts in Thousands)

USAA Cornerstone Equity Fund
Investment Income:
Income distribution from affiliated funds	$5,092
Interest income	11
Securities lending (net of fees)	3
Total income	5,106
Expenses:
Sub-Administration fees	15
Custodian fees	12
Printing Fees	39
Trustees' fees	49
Compliance fees	1
Legal and audit fees	60
State registration and filing fees	14
Other expenses	16
Total expenses	206
Expenses waived/reimbursed by AMCO	(6)
Net expenses	200
Net Investment Income (Loss)	4,906
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from sales of affiliated funds	(1,268)
Distributions of realized gains from affiliated funds	15,109
Net change in unrealized appreciation/depreciation on affiliated funds	(18,537)
Net realized/unrealized gains (losses) on investments	(4,696)
Change in net assets resulting from operations	$210

See notes to financial statements.

10

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Cornerstone Equity Fund
	Year Ended May 31, 2020	Year Ended May 31, 2019
From Investments:
Operations:
Net investment income (loss)	$4,906	$3,596
Net realized gains (losses) from investments	13,841	5,672
Net change in unrealized appreciation/(depreciation) on investments	(18,537)	(18,237)
Change in net assets resulting from operations	210	(8,969)
Change in net assets resulting from distributions to shareholders	(10,384)	(11,645)
Change in net assets resulting from capital transactions	(1,101)	22,715
Capital Contribution from USAA Transfer Agency Company	—	1
Change in net assets	(11,275)	2,102
Net Assets:
Beginning of period	202,288	200,186
End of period	$191,013	$202,288
Capital Transactions:
Proceeds from shares issued	$39,178	$54,835
Distributions reinvested	10,364	11,622
Cost of shares redeemed	(50,643)	(43,742)
Change in net assets resulting from capital transactions	$(1,101)	$22,715
Share Transactions:
Issued	2,815	3,727
Reinvested	684	873
Redeemed	(3,666)	(2,970)
Change in Shares	(167)	1,630

See notes to financial statements.

11

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments	Total Distributions
USAA Cornerstone Equity Fund
Year Ended May 31, 2020	$13.90	0.34	(b)	(0.24)	0.10	(0.32)	(0.40)	(0.72)
Year Ended May 31, 2019	$15.49	0.26		(0.99)	(0.73)	(0.25)	(0.61)	(0.86)
Year Ended May 31, 2018	$14.31	0.22		1.26	1.48	(0.22)	(0.08)	(0.30)
Year Ended May 31, 2017	$12.51	0.19		2.02	2.21	(0.19)	(0.22)	(0.41)
Year Ended May 31, 2016	$13.61	0.16		(0.82)	(0.66)	(0.15)	(0.29)	(0.44)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  The expense ratios exclude the impact of expenses paid by each underlying fund.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Reflects increased usage of quantitative investment strategies.

(d)  Reflects an increase in trading activity due to asset allocation shifts.

See notes to financial statements.

12

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, End of Period	Total Return*	Net Expenses^(a)	Net Investment Income (Loss)	Gross Expenses(a)	Net Assets, End of Period (000's)	Portfolio Turnover
USAA Cornerstone Equity Fund
Year Ended May 31, 2020	$13.28	0.14%	0.10%	2.38%	0.10%	$191,013	6%
Year Ended May 31, 2019	$13.90	(4.35)%	0.10%	1.79%	0.13%	$202,288	11	%(c)
Year Ended May 31, 2018	$15.49	10.32%	0.10%	1.46%	0.13%	$200,186	38	%(d)
Year Ended May 31, 2017	$14.31	17.99%	0.10%	1.39%	0.20%	$143,657	7%
Year Ended May 31, 2016	$12.51	(4.77)%	0.10%	1.36%	0.22%	$99,974	15%

See notes to financial statements.

13

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2020

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Cornerstone Equity Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act.

The Fund is a "fund of funds" in that it invests in a selection of affiliated mutual funds and exchange- traded funds managed by the Fund's Adviser, Victory Capital Management Inc., an affiliate of the Fund.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services ("SAS"), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings Inc., a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). The Transaction closed on July 1, 2019. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("VCM" or "Adviser"). Effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and Victory Capital Transfer Agency Company replaced SAS as the Fund's transfer agent. In addition, effective on that same date, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

14

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, including underlying funds, are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of May 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Affiliated Exchange-Traded Funds	$67,967	$—	$—	$67,967
Affiliated Mutual Funds	122,824	—	—	122,824
Total	$190,791	$—	$—	$190,791

For the year ended May 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs. ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

15

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Noncash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

As of May 31, 2020, the Fund did not have any securities on loan.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., last four tax years which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

16

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2020, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$22,089	$12,431

There were no purchases and sales of U.S. government securities during the year ended May 31, 2020.

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory and Management Fees:

Effective with the Transaction on July 1, 2019, investment advisory services are provided to the Fund by the Adviser, a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. The Adviser does not receive any fees from the Fund for these services.

Prior to the Transaction on July 1, 2019, AMCO provided investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, AMCO was responsible for managing the business and affairs of the Fund, and for directly managing day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. AMCO did not receive any fees from the Fund for these services.

Administration and Servicing Fees:

Effective with the Transaction on July 1, 2019, VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM does not receive any fees from the Fund for these services.

Prior to the Transaction on July 1, 2019, AMCO provided certain administration and servicing functions for the Fund. AMCO did not receive any fees from the Fund for these services.

Effective with the Transaction on July 1, 2019, the Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensates the Adviser for these services. Amounts incurred during the period from July 1, 2019 to May 31, 2020, are reflected on the Statement of Operations as Compliance fees.

Effective with the Transaction on July 1, 2019, Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub- Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of- pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds under the Fund Administration, Servicing, and Accounting Agreement. The amount incurred during the period from July 1, 2019 through May 31, 2020, is reflected on the Statement of Operations as Sub-Administration fees.

17

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund prior to the Transaction on July 1, 2019. The Board approved the reimbursement of a portion of these expenses incurred by AMCO. AMCO did not receive any fees from the Fund for these services.

Transfer Agency Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Transfer Agency, Inc. ("VCTA"), (formerly, USAA Shareholder Account Services ("SAS")), provides transfer agency services to the Fund. Neither VCTA nor SAS received any fees from the Fund for these services.

Effective with the Transaction on July 1, 2019, FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Effective with the Transaction on July 1, 2019, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective on or about June 30, 2020, the Distributor's name will change to Victory Capital Services, Inc.

Prior to the Transaction on July 1, 2019, USAA Investment Management Company provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis.

Other Fees:

Prior to the Transaction on July 1, 2019, State Street Bank and Trust Company served as the Fund's accounting agent and custodian.

Effective July 1, 2019, Citibank, N.A., serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

Effective with the Transaction on July 1, 2019, the Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. Effective July 1, 2019 through May 31, 2020, the expense limit (excluding voluntary waivers) is 0.10%.

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of May 31, 2020, there are no amounts available to be repaid to the Adviser.

The Adviser, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended May 31, 2020.

Prior to the Transaction on July 1, 2019, AMCO agreed, through September 30, 2019, to limit the total annual operating expenses to 0.10% of average daily net assets of the Fund, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse all expenses in excess

18

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

of those amounts. Effective with the Transaction on July 1, 2019, this expense limit is no longer in effect and is not available to be recouped by AMCO. For the period June 1, 2019 through June 30, 2019, amounts reimbursed by the Fund are reflected on the Statement of Operations as Expenses waived/reimbursed by AMCO.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.

The COVID-19 pandemic, which has spread rapidly across the world, has led and will continue to lead for an unknown period of time to disruptions in local, regional, national and global markets and economies. Among other things, the outbreak has resulted in, and until fully resolved is likely to continue to result in, among other things (1) government imposition of various forms of "stay at home" orders and the closing of "non-essential" businesses, resulting in significant disruption to the businesses of many issuers as well as lay-offs of employees; (2) increased requests by issuers of debt instruments for amendments and waivers of agreements to avoid default and increased defaults; (3) volatility and disruption of markets, including greater volatility in pricing and spreads; and (4) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general.

The risks of the Fund directly correspond to the risks of the underlying affiliated funds in which the Fund invests. By investing in the underlying affiliated funds, the Fund has exposure to the risk of many different areas of the market. The degree to which the risks described below apply to the Fund varies according to the Fund's asset allocation. For instance, the more the Fund is allocated to stock funds, the greater the risk associated with equity securities. The Fund also is subject to asset allocation risk (i.e., the risk that allocations will not produce the intended results) and to management risk (i.e., the risk that the selection of underlying affiliated funds will not produce the intended results).

In managing a Fund that invests in underlying affiliated funds, the Adviser may have conflicts of interest in allocating the Fund's assets among the various underlying affiliated funds. This is because the fees payable by some of the underlying affiliated funds to the Adviser and/or its affiliates are higher than the fees payable by other underlying affiliated funds, and because the Adviser also manages and administers the underlying affiliated funds.

The Fund may invest in underlying affiliated funds that invest in equity securities, which are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Equity securities tend to be more volatile than bonds. In addition, to the degree an underlying affiliated fund invests in foreign securities, there is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging-market risk;

19

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

6. Borrowing and Interfund Lending:

Line of Credit:

Effective with the Transaction on July 1, 2019, the Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex could borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under line of credit fees.

Prior to the Transaction on July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation ("CAPCO") terminated. For the period from June 1, 2019 to June 30, 2019, the Fund paid CAPCO facility fees of less than $1 thousand.

The Fund had no borrowings under either agreement with Citibank or CAPCO during the year ended May 31, 2020.

Interfund Lending:

Effective with the Transaction on July 1, 2019, the Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Funds Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interest expense on Interfund lending. As a Lender, interest earned by the Fund, if any, during the period is reflected on the Statement of Operations under Income on Interfund lending.

The Fund did not utilize or participate in the Facility during the period July 1, 2019 through May 31, 2020.

7. Federal Income Tax Information:

The Fund intends to declare daily and distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

(e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2020, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended May 31, 2020			Year Ended May 31, 2019
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$4,702	$5,682	$10,384	$4,845	$6,800	$11,645

As of May 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$431	$13,736	$(13,825)	$342

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales.

As of the tax year ended May 31, 2020, the Fund had no capital loss carryforwards, for federal income tax purposes.

As of May 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$204,616	$12,398	$(26,223)	$(13,825)

8. Affiliated Securities:

An affiliated security is a security in which the Fund has ownership of at least 5% of the security's outstanding voting shares or an investment company managed by VCM. The Fund does not invest in affiliated underlying funds for the purpose of exercising management or control. These underlying funds are noted as affiliated in the Fund's Schedule of Portfolio Investments. The affiliated underlying

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

funds' annual or semiannual reports may be viewed at usaa.com. Transactions in affiliated securities during the year ended May 31, 2020 were as follows (amount in thousands):

	Fair Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 5/31/2020	Dividend Income
USAA 500 Index Fund Reward Shares	$27,607	$1,503	$(4,808)	$(41)	$917	$1,979	$26,240	$587
USAA Aggressive Growth Fund Institutional Shares	9,083	1,674	(2,363)	(987)	1,613	664	8,071	60
USAA Capital Growth Fund Institutional Shares	5,754	553	(371)	(63)	456	(429)	5,444	97
USAA Emerging Markets Fund Institutional Shares	8,072	548	—	—	—	(388)	8,232	37
USAA Growth Fund Institutional Shares	9,330	2,108	(1,568)	35	1,980	(426)	9,479	128
USAA Income Stock Fund Institutional Shares	8,972	1,711	(345)	14	1,496	(1,857)	8,495	216
USAA International Fund Institutional Shares	29,499	7,402	(626)	(1)	5,813	(8,354)	27,920	907
USAA Precious Metals and Minerals Fund Institutional Shares	1,014	—	(283)	121	—	480	1,332	—
USAA Small Cap Stock Fund Institutional Shares	6,653	1,205	(471)	(163)	676	(557)	6,667	17
USAA Target Managed Allocation Fund	13,419	711	(1,380)	(182)	48	148	12,716	663
USAA Value Fund Institutional Shares	8,926	2,266	(216)	(1)	2,110	(2,747)	8,228	156
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	10,209	692	—	—	—	(1,283)	9,618	301
VictoryShares USAA MSCI International Value Momentum ETF	25,738	—	—	—	—	(3,549)	22,189	1,107
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	6,530	686	—	—	—	(425)	6,791	139
VictoryShares USAA MSCI USA Value Momentum ETF	30,132	1,030	—	—	—	(1,793)	29,369	677
	$200,938	$22,089	$(12,431)	$(1,268)	$15,109	$(18,537)	$190,791	$5,092

9. Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the 1940 Act. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital, as the administrator of the LRMP. At an in-person meeting held on February 26, 2020, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Cornerstone Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Cornerstone Equity Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 27, 2020

24

USAA Mutual Funds Trust	Supplemental Information May 31, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT available on the SEC's website at www.sec.gov.

25

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.

26

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

27

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

28

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

29

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012	Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, IMCO (September 2009-April 2014); President, AMCO (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011); Director of USAA Investment Management Company (IMCO) (since 2009); Chairman of Board of IMCO (since 2013); Director of USAA Asset Management Company (AMCO), (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS)(October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013);
			Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.	None

**  Mr. McNamara and Mr. Brown are "Interested Persons" by reason of their relationships with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

30

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

31

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2019 through May 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

Beginning Account Value 12/1/19	Actual Ending Account Value 5/31/20	Hypothetical Ending Account Value 5/31/20	Actual Expenses Paid During Period 12/1/19- 5/31/20*	Hypothetical Expenses Paid During Period 12/1/19- 5/31/20*	Annualized Expense Ratio During Period 12/1/19- 5/31/20
$1,000.00	$909.80	$1,024.55	$0.43	$0.46	0.09%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 183/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

32

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended May 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2020 (amounts in thousands):

Dividend Received Deduction (corporate shareholders)*	Qualified Dividend Income (non-corporate shareholders)*	Long-Term Capital Gain Distributions(a)	Foreign Taxes Paid(b)
34.08%	66.37%	$5,682	$241

*  Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any. All or a portion of these amounts may be exempt from taxation at the state level.

(a)  Pursuant to Section 852 of the Internal Revenue Code.

(b)  The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

33

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*	You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to “opt-out” of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

97449-0720

MAY 31, 2020

Annual Report

USAA Cornerstone Moderate Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about September 8, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about September 8, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Financial Statements
Schedule of Portfolio Investments	9
Statement of Assets and Liabilities	28
Statement of Operations	29
Statements of Changes in Net Assets	30
Financial Highlights	32
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	48
Supplemental Information (Unaudited)	49
Proxy Voting and Portfolio Holdings Information	49
Trustees' and Officers' Information	50
Expense Examples	56
Additional Federal Income Tax Information	57
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

The previous decade ended with the longest-ever bull market in U.S. equities still intact, even as investors wrestled with issues like softening global economic data, Brexit, and U.S.-China trade relations. In retrospect, those worries seem so pedestrian given what we would soon experience.

A new and unexpected threat—a global pandemic, the novel coronavirus ("COVID-19")—first emerged in Asia and then began spreading globally and throughout the United States during the first quarter of 2020. This unprecedented and unanticipated event not only rendered all existing economic and earnings forecasts moot, but it also roiled stock and bond markets everywhere. Efforts to slow the spread of the virus, though successful to date, also brought the economy to a halt. The historic bull market in stocks ended virtually overnight.

After an initial severe sell-off in March, equity markets recovered sharply. As our annual reporting period drew to a close on May 31, 2020, many of the broad market indexes had recovered and volatility had returned to more palatable levels. In fact, despite all the chaos, the S&P 500® Index, one of the most popular measures of large U.S. stocks, finished the fiscal year (May 31, 2020) at approximately 3,044 which was up more than 10.6% from one year ago.

The market turmoil of early 2020 was not limited to equities. Fixed income volatility spiked when liquidity evaporated in late March as investors struggled to understand the ramifications of stay-at-home orders. Fortunately, the U.S. Federal Reserve (the "Fed") (as well as other global central banks) leapt into action—cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to stabilize markets.

The new lending facilities and programs had their intended effect of improving liquidity and trading. Credit spreads across corporate, high-yield, structured, and municipal markets were coaxed down from their highs. In addition, Congress came through with substantial fiscal stimulus that also was applauded by investors and markets. Although fixed income markets regained their footing, the yield on 10-Year Treasurys, a benchmark for low-risk investments, declined steadily during our fiscal year—from 2.14% at the beginning of our reporting period to approximately 0.65% as of May 31, 2020. This suggests that investors remain a little wary.

While the past year has been unprecedented for all of us, both personally and professionally, our portfolio managers continue to scrutinize the financial markets, economic conditions, and the trajectory of the pandemic, which will likely be the guiding factor on Fed policy and the markets.

No matter what happens in the near term, we believe that the massive monetary and fiscal policies introduced earlier this year will have longer-term ramifications. Despite this uncertainty, it's important to remain focused on your long-term investment goals and avoid making emotional decisions. If you invest with us directly, our Member Service Representatives are available to help. Call us at (800) 539-3863 or visit our website at vcm.com.

2

From all of us here at USAA Mutual Funds, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

3

USAA Mutual Funds Trust

USAA Cornerstone Moderate Fund

Managers' Commentary

(Unaudited)

Victory Solutions

Mannik S. Dhillon, CFA, CAIA
Wasif A. Latif
Lance Humphrey, CFA
James F. Jackson, Jr., CFA
R. Neal Graves, CFA, CPA

•  What were the market conditions during the reporting period?

Global financial market performance varied widely over the period driven by uncertainty related to the duration and economic impact of the novel coronavirus ("COVID-19") pandemic. This generally led to a risk-off environment as investors flocked to safe haven assets such as U.S. Treasurys and gold. Global equities turned mostly lower with the exception of a small breadth of mega-cap securities well-positioned for an extended economic slowdown and the new stay-at-home paradigm. The final month and a half of the reporting period saw a rebound in risky assets as economies began a phased reopening.

Within the United States, the S&P 500® Index dropped nearly 34% from its 2020 high, before beginning to recoup losses with the support of comprehensive monetary and fiscal stimulus, along with encouraging results in COVID-19 vaccine trials. Over the reporting period, the S&P 500® Index returned 12.84%, with large-cap growth stocks leading the way, up to a return of 26.25% as represented by the Russell 1000 Growth Index. Value stocks and small-cap stocks underperformed growth stocks over the period, but more recently have seen a pickup in momentum. U.S. large-cap value stocks were down to a return of -1.64% over the reporting period as gauged by the Russell 1000 Value Index, while U.S. small-cap stocks, were down to a return of -3.44% as represented by the Russell 2000 Index.

Developed market international and emerging market equities followed a path similar to U.S. equities. Markets led investors on a rollercoaster ride that saw both the MSCI EAFE Index and MSCI Emerging Markets Index drop approximately 34% from their highs in the year. The market drawdown hit bottom on March 23rd and then started a steady ascent, erasing most of the losses as European Central Bank quantitative easing and talks of a 750-billion euros fiscal stimulus helped bolster momentum in the market's recovery. Over the reporting period, developed international equities, represented by the MSCI EAFE Index, were down to a return of -2.81%, while the MSCI Emerging Markets Index returned -4.39%.

Within fixed-income, interest rate-sensitive treasury bonds outperformed credit-sensitive investment-grade and high-yield corporate bonds. Investor demand for U.S. Treasurys drove yields to new lows, while credit spreads reached unprecedented levels as liquidity issues began to seize up parts of credit and municipal markets. The U.S. Federal Reserve (the "Fed") intervened, providing liquidity by expanding open market purchases to include municipal and corporate bonds. Bloomberg Barclays US Treasury 20+ Year Index returned 27.46% over the reporting period, while the Bloomberg Barclays U.S. Aggregate Bond

4

USAA Mutual Funds Trust

USAA Cornerstone Moderate Fund (continued)

Managers' Commentary (continued)

Index returned 9.42%. High-yield bonds finished the period slightly positive, up 1.32% as gauged by the Bloomberg Barclays US Corporate High Yield Index.

•  How did the USAA Cornerstone Moderate Fund (the "Fund") perform during the reporting period?

For the reporting period ended May 31, 2020, the Fund had a total return of 2.98%. This compares to returns of 5.43% for the MSCI All Country World Index and 7.03% for the Cornerstone Moderate Composite Index.

•  What strategies did you employ during the reporting period?

The equity portfolio's overall tilt toward value stocks, especially within U.S. large-cap stocks, was a key factor in underperformance relative to the benchmark over the reporting period. An underweight to U.S. equities along with negative stock selection effects within emerging market and developed international equities weighed on relative performance.

Within the fixed income portion of the portfolio, a slight overweight to treasurys and an underweight to high yield contributed to relative performance, while allocations to corporate bonds detracted from performance.

Commodities as an asset class were down over the period with the Bloomberg Commodity Index returning -17.06%; however, gold outperformed. Gold's overweight within the portfolio contributed positively to relative performance over the period. A slight overweight to REITs relative to the benchmark detracted from performance.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Cornerstone Moderate Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended May 31, 2020

INCEPTION DATE	9/1/95
	Net Asset Value	MSCI All-Country World Index[1]	Cornerstone Moderate Composite Index[2]
One Year	2.98%	5.43%	7.03%
Five Year	2.59%	5.28%	5.01%
Ten Year	5.21%	8.47%	6.88%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Cornerstone Moderate Fund — Growth of $10,000

1 The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

2 The Cornerstone Moderate Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (29%), the MSCI ACWI ex USA IMI Net (19%), the Bloomberg Barclays U.S. Universal Index (48%), the Bloomberg Commodity Index Total Return (1%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (1%), and the Bloomberg Barclays U.S. Treasury — Bills (1-3M) (2%).

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	May 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

The Fund's investment objective is to seek a high total return.

Top 10 Holdings*

May 31, 2020

(% of Net Assets)

iShares Core S&P 500 ETF	8.1%
Vanguard FTSE Developed Markets ETF	4.8%
Schwab Fundamental International Large Co. Index ETF	3.2%
iShares Core MSCI EAFE ETF	2.9%
iShares Core US Aggregate Bond ETF	2.2%
Vanguard FTSE Europe ETF	1.9%
iShares Core MSCI Emerging Markets ETF	1.9%
U.S. Treasury Notes, 1.63%, 2/15/2026	1.9%
Schwab Fundamental Emerging Markets Large Co. Index ETF	1.8%
iShares iBoxx $ Investment Grade Corporate Bond ETF	1.8%

*  Does not include short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund (continued)	May 31, 2020

Asset Allocation*:

May 31, 2020

(% of Net Assets)

*  Does not include short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

8

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Asset Backed Securities (3.5%)
American Express Credit Account Master Trust, Series 2019-2, Class B, 2.86%, 11/15/24	$1,619	$1,639
Americredit Automobile Receivables Trust, Series 2018-2, Class A3, 3.15%, 3/20/23, Callable 3/18/23 @ 100	323	327
Americredit Automobile Receivables Trust, Series 2018-1, Class C, 3.50%, 1/18/24, Callable 10/18/22 @ 100	2,640	2,716
ARI Fleet Lease Trust, Series 2020-A, Class A3, 1.80%, 8/15/28, Callable 5/15/23 @ 100 (a)	438	436
BCC Funding Corp. XVI LLC, Series 2019-1A, Class A2, 2.46%, 8/20/24, Callable 8/20/23 @ 100 (a)	2,500	2,510
Canadian Pacer Auto Receivables Trust, Series 2018-1A, Class C, 3.82%, 4/19/24, Callable 5/19/21 @ 100 (a)	1,190	1,204
CarMax Auto Owner Trust, Series 2020-1, Class B, 2.21%, 9/15/25, Callable 12/15/23 @ 100	620	608
Credit Acceptance Auto Loan Trust, Series 2018-3A, Class A, 3.55%, 8/15/27, Callable 10/15/21 @ 100 (a)	1,503	1,515
Dell Equipment Finance Trust, Series 2020-1, Class A3, 2.24%, 2/22/23, Callable 10/22/22 @ 100 (a)	325	325
Drive Auto Receivables Trust, Series 2019-1, Class C, 3.78%, 4/15/25, Callable 6/15/22 @ 100	712	720
Element Rail Leasing I LLC, Series 2014-1A, Class A2, 3.67%, 4/19/44 (a)	1,320	1,321
Enterprise Fleet Financing LLC, Series 2020-1, Class A3, 1.86%, 12/22/25 (a)	399	392
Evergreen Credit Card Trust, Series 2019-2, Class A, 1.90%, 9/15/24 (a)	1,577	1,579
Exeter Automobile Receivables Trust, Series 2020-1A, Class B, 2.26%, 4/15/24, Callable 5/15/24 @ 100 (a)	499	498
Exeter Automobile Receivables Trust, Series 2017-3A, Class D, 5.28%, 10/15/24, Callable 3/15/22 @ 100 (a)	490	472
Exeter Automobile Receivables Trust, Series 2019-2A, Class C, 3.30%, 3/15/24, Callable 12/15/22 @ 100 (a)	970	975
Ford Credit Auto Owner Trust, Series 2019-A, Class A3, 2.78%, 9/15/23, Callable 3/15/23 @ 100	350	359
Ford Credit Auto Owner Trust, Series 2020-1, Class B, 2.29%, 8/15/31, Callable 2/15/25 @ 100 (a)	648	568
GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class A4, 1.90%, 3/17/25, Callable 2/16/23 @ 100	648	664
GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class A4, 1.74%, 8/18/25, Callable 12/16/23 @ 100	812	833
Goal Capital Funding Trust, Series 2005-2, Class A4, 0.56% (LIBOR03M+20bps), 8/25/44, Callable 8/25/20 @ 100 (b)	678	633
Great American Auto Leasing, Inc., Series 2019-1, Class A3, 3.05%, 9/15/22, Callable 12/15/22 @ 100 (a)	444	449
Hertz Vehicle Financing II LP, Series 2019-3A, Class A, 2.67%, 12/26/25 (a)	793	752
HPEFS Equipment Trust, Series 2020-1A, Class B, 1.89%, 2/20/30, Callable 2/20/23 @ 100 (a)	249	247
HPEFS Equipment Trust, Series 2019-1A, Class C, 2.49%, 9/20/29, Callable 7/20/22 @ 100 (a)	437	428
John Deere Owner Trust, Series 2020-A, Class A4, 1.21%, 11/16/26, Callable 4/15/23 @ 100	972	966

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Kubota Credit Owner Trust, Series 2020-1A, Class A4, 2.26%, 7/15/26, Callable 10/15/23 @ 100 (a)	$423	$427
MMAF Equipment Finance LLC, Series 2017-B, Class A4, 2.41%, 11/15/24, Callable 2/15/28 @ 100 (a)	972	984
Navient Student Loan Trust, Series 2015-2, Class B, 1.67% (LIBOR01M+150bps), 8/25/50, Callable 10/25/28 @ 100 (b)	950	820
NP SPE II LLC, Series 2017-1A, Class A1, 3.37%, 10/21/47, Callable 10/20/27 @ 100 (a)	356	345
OSCAR US Funding Trust IX LLC, Series 2018-2A, Class A4, 3.63%, 9/10/25 (a)	2,560	2,626
SCF Equipment Leasing LLC, Series 2017-2A, Class A, 3.41%, 12/20/23, Callable 6/20/20 @ 100 (a)	563	561
SLM Student Loan Trust, Series 2003-14, Class B, 1.54% (LIBOR03M+55bps), 10/25/65, Callable 10/25/28 @ 100 (b)	337	301
Synchrony Credit Card Master Note Trust, Series 2016-2, Class C, 2.95%, 5/15/24	1,461	1,461
Synchrony Credit Card Master Note Trust, Series 2018-2, Class A, 3.47%, 5/15/26	1,721	1,809
Transportation Finance Equipment Trust, Series 2019-1, Class A4, 1.88%, 3/25/24, Callable 9/23/23 @ 100 (a)	972	950
Transportation Finance Equipment Trust, Series 2019-1, Class B, 2.06%, 5/23/24, Callable 9/23/23 @ 100 (a)	900	867
Trinity Rail Leasing LLC, Series 2019-2A, Class A1, 2.39%, 10/18/49, Callable 10/17/20 @ 100 (a)	464	445
Trinity Rail Leasing LLC, Series 2019-2A, Class A2, 3.10%, 10/18/49, Callable 10/17/20 @ 100 (a)	2,000	1,875
Westlake Automobile Receivables Trust, Series 2018-2A, Class D, 4.00%, 1/16/24, Callable 10/15/21 @ 100 (a)	1,000	1,008
Westlake Automobile Receivables Trust, Series 2020-1A, Class B, 1.94%, 4/15/25, Callable 6/15/24 @ 100 (a)	1,618	1,621
Total Asset Backed Securities (Cost $39,489)		39,236
Collateralized Mortgage Obligations (1.2%)
Banc of America Commercial Mortgage Trust, Series 2006-3, Class AM, 5.66%, 7/10/44 (c)	1,254	252
Banc of America Commercial Mortgage Trust, Series 2008-1, Class AJ, 6.57%, 2/10/51 (c)	130	132
BANK, Series 2019-BNK20, Class A3, 3.01%, 9/15/61	1,000	1,083
Barclays Commercial Mortgage Trust, Series 2019-C5, Class ASB, 2.99%, 11/15/52	754	798
Benchmark Mortgage Trust, Series 2019-B14, Class A5, 3.05%, 12/15/61	1,295	1,400
Benchmark Mortgage Trust, Series 2020-B17, Class ASB, 2.18%, 3/15/53	648	653
BTH Mortgage-Backed Securities Trust, Series 2018-21, Class A, 2.87% (LIBOR01M+250bps), 10/7/21 (a) (b)	1,200	1,154
BX Trust, Series 2019-OC11, Class A, 3.20%, 12/9/41 (a)	598	602
Citigroup Commercial Mortgage Trust, Series 2019-PRM, Class A, 3.34%, 5/10/36 (a)	1,000	1,029
Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class AAB, 2.61%, 1/15/53	648	670
Citigroup Commercial Mortgage Trust, Series 2020-555, Class A, 2.65%, 12/10/41 (a)	972	936

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
COMM Mortgage Trust, Series 2019-GC44, Class ASB, 2.87%, 8/15/57	$971	$1,021
Credit Suisse Commercial Mortgage Trust, Series 2007-C1, Class AMFL, 0.37% (LIBOR01M+19bps), 2/15/40 (b)	25	23
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA, 1.90%, 1/15/49 (c) (d)	11,595	911
DBJPM Mortgage Trust, Series 2016-SFC, Class A, 2.83%, 8/10/36 (a)	1,500	1,355
GE Commercial Mortgage Corp., Series 2007-C1, Class AM, 5.61%, 12/10/49 (c)	69	49
GS Mortgage Securities Trust, Series 2020-GC45, Class AAB, 2.84%, 2/13/53	347	364
GS Mortgage Securities Trust, Series 2020-GC45, Class A5, 2.91%, 2/13/53	411	440
UBS Commercial Mortgage Trust, Series 2012-C1, Class XA, 2.07%, 5/10/45 (a) (c) (d)	11,369	321
Total Collateralized Mortgage Obligations (Cost $14,197)		13,193
Common Stocks (14.8%)
Communication Services (1.1%):
Activision Blizzard, Inc.	8,821	635
Alphabet, Inc. Class C (e)	1,405	2,008
AMC Networks, Inc. Class A (e)	3,684	104
AT&T, Inc.	34,463	1,064
Charter Communications, Inc. Class A (e) (f)	1,341	729
Comcast Corp. Class A	25,828	1,023
DISH Network Corp. Class A (e) (f)	28,456	901
Electronic Arts, Inc. (e)	5,251	645
Entravision Communications Corp. Class A	36,387	55
Facebook, Inc. Class A (e)	6,540	1,472
Fox Corp. Class A	26,750	780
Gray Television, Inc. (e)	14,017	195
John Wiley & Sons, Inc. Class A	2,443	98
Match Group, Inc. (e) (f)	6,136	546
Meredith Corp.	10,562	158
Shenandoah Telecommunications Co. (f)	2,432	128
Sinclair Broadcast Group, Inc. Class A	3,793	71
Sirius XM Holdings, Inc.	95,834	558
Take-Two Interactive Software, Inc. (e)	4,491	612
Verizon Communications, Inc.	18,425	1,057
		12,839
Consumer Discretionary (1.2%):
Asbury Automotive Group, Inc. (e) (f)	1,058	77
AutoZone, Inc. (e)	551	633
Big Lots, Inc.	2,447	95
Booking Holdings, Inc. (e)	452	741
Cracker Barrel Old Country Store, Inc.	1,566	168
Deckers Outdoor Corp. (e)	774	141
Dick's Sporting Goods, Inc. (f)	3,170	114
Dollar General Corp.	3,588	687
Domino's Pizza, Inc.	1,482	572
Foot Locker, Inc.	5,964	165
Gentex Corp.	5,880	156
G-III Apparel Group Ltd. (e)	11,453	118

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Graham Holdings Co. Class B	178	$64
Group 1 Automotive, Inc. (f)	1,272	80
H&R Block, Inc.	7,438	126
Helen of Troy Ltd. (e)	403	73
Kontoor Brands, Inc.	9,873	144
La-Z-Boy, Inc.	3,206	83
Lowe's Cos., Inc.	6,094	794
Lululemon Athletica, Inc. (e) (f)	2,647	794
Macy's, Inc. (f)	14,465	92
Nike, Inc. Class B	16,332	1,610
Office Depot, Inc.	40,359	100
O'Reilly Automotive, Inc. (e)	1,453	606
Penske Automotive Group, Inc.	1,580	57
Qurate Retail, Inc. Class A (e)	17,507	144
Steven Madden Ltd.	3,145	74
Sturm Ruger & Co., Inc. (g)	1,727	108
Target Corp. (g)	5,682	695
Tesla, Inc. (e)	927	774
Texas Roadhouse, Inc.	2,050	106
The Buckle, Inc.	13,031	184
The Home Depot, Inc.	8,445	2,098
Toll Brothers, Inc.	6,591	213
Williams-Sonoma, Inc.	2,084	173
Wingstop, Inc.	878	107
Yum! Brands, Inc.	6,850	615
		13,581
Consumer Staples (1.0%):
Cal-Maine Foods, Inc. (e) (f)	2,155	96
Colgate-Palmolive Co.	9,136	661
Costco Wholesale Corp.	2,515	776
Edgewell Personal Care Co. (e)	4,983	151
Flowers Foods, Inc.	7,434	175
Hostess Brands, Inc. (e)	8,342	101
Ingles Markets, Inc. Class A	2,386	102
Kimberly-Clark Corp.	4,487	635
Philip Morris International, Inc.	21,543	1,580
Pilgrim's Pride Corp. (e)	7,926	164
Sanderson Farms, Inc.	452	60
Sprouts Farmers Market, Inc. (e)	6,711	169
Sysco Corp.	10,981	606
The Clorox Co. (f)	5,810	1,198
The Kroger Co.	39,017	1,273
The Procter & Gamble Co.	17,832	2,067
Tyson Foods, Inc. Class A	12,210	750
U.S. Foods Holding Corp. (e)	6,912	132
Walgreens Boots Alliance, Inc.	16,844	723
		11,419

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Energy (0.4%):
Bonanza Creek Energy, Inc. (e)	4,873	$82
Chevron Corp.	10,278	942
ConocoPhillips	32,545	1,373
Delek U.S. Holdings, Inc.	4,943	97
PBF Energy, Inc. Class A	9,470	101
Phillips 66	18,049	1,412
Renewable Energy Group, Inc. (e)	9,516	271
Valero Energy Corp.	9,706	647
		4,925
Financials (2.0%):
Affiliated Managers Group, Inc.	2,143	143
AGNC Investment Corp.	2,789	36
American Equity Investment Life Holding Co.	6,917	150
Annaly Capital Management, Inc.	7,374	45
Aon PLC Class A	3,368	663
BancFirst Corp.	1,776	68
Bank of Hawaii Corp.	3,909	251
BankUnited, Inc.	8,735	161
Brown & Brown, Inc.	15,817	636
Cadence Bancorp	9,080	73
Capital One Financial Corp.	11,751	800
Cathay General Bancorp	6,833	186
Chimera Investment Corp. (f)	14,099	117
Cullen/Frost Bankers, Inc. (f)	3,019	229
Employers Holdings, Inc.	4,208	126
Essent Group Ltd.	7,716	255
Fifth Third Bancorp	39,437	765
First Bancorp, Inc.	10,384	57
First Republic Bank	5,800	627
Great Western Bancorp, Inc.	7,731	110
Intercontinental Exchange, Inc.	6,917	673
JPMorgan Chase & Co.	11,311	1,101
Ladder Capital Corp.	10,830	86
Legg Mason, Inc.	1,426	71
LPL Financial Holdings, Inc.	1,811	129
MarketAxess Holdings, Inc.	1,229	625
MetLife, Inc.	20,772	748
MGIC Investment Corp.	10,172	84
Morgan Stanley	19,232	850
Mr. Cooper Group, Inc. (e)	14,528	162
MSCI, Inc.	3,544	1,165
National General Holdings Corp.	5,817	118
Nelnet, Inc. Class A	2,069	102
New York Community Bancorp, Inc.	12,469	125
NMI Holdings, Inc. Class A (e)	10,355	159
Primerica, Inc.	1,455	165
Radian Group, Inc.	17,606	280
Regions Financial Corp.	68,127	771
S&P Global, Inc.	4,537	1,475

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
State Street Corp. (f)	12,001	$732
SVB Financial Group (e)	3,018	648
Synchrony Financial	38,074	776
Synovus Financial Corp.	3,127	60
T. Rowe Price Group, Inc.	5,267	637
The Allstate Corp.	11,695	1,144
The Goldman Sachs Group, Inc.	4,159	817
The PNC Financial Services Group, Inc.	6,309	719
The Progressive Corp.	16,088	1,250
U.S. Bancorp	18,365	653
Universal Insurance Holdings, Inc.	6,213	111
Waddell & Reed Financial, Inc. Class A	12,513	163
Walker & Dunlop, Inc.	6,283	254
Webster Financial Corp.	3,992	113
Western Alliance Bancorp	6,680	255
World Acceptance Corp. (e)	2,616	174
		22,893
Health Care (2.5%):
AbbVie, Inc.	18,620	1,726
Acadia Healthcare Co., Inc. (e)	2,072	59
Amedisys, Inc. (e)	991	190
Amgen, Inc.	6,923	1,590
AMN Healthcare Services, Inc. (e)	4,710	209
Anthem, Inc.	2,794	822
Biogen, Inc. (e)	4,414	1,355
Bristol-Myers Squibb Co.	27,298	1,630
Bruker Corp.	4,182	181
Cerner Corp.	8,414	613
Chemed Corp.	578	277
Cigna Corp.	4,121	813
Corcept Therapeutics, Inc. (e)	17,694	268
Covetrus, Inc. (e) (f)	6,099	93
CVS Health Corp.	12,793	839
DaVita, Inc. (e)	6,824	552
DexCom, Inc. (e)	1,652	625
Eli Lilly & Co.	9,754	1,492
Encompass Health Corp.	2,716	199
Halozyme Therapeutics, Inc. (e)	4,011	97
HCA Healthcare, Inc.	6,905	738
HealthEquity, Inc. (e) (f)	1,304	81
Hill-Rom Holdings, Inc.	2,406	245
Horizon Therapeutics PLC (e)	2,694	137
IDEXX Laboratories, Inc. (e)	2,004	619
Innoviva, Inc. (e)	11,005	154
Johnson & Johnson (g)	16,666	2,479
Masimo Corp. (e)	1,006	242
Medpace Holdings, Inc. (e)	1,252	116
Merck & Co., Inc.	11,084	895
Meridian Bioscience, Inc. (e) (f)	8,195	127
Mettler-Toledo International, Inc. (e)	778	618

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Molina Healthcare, Inc. (e)	385	$72
Patterson Cos., Inc. (f) (g)	5,998	118
PerkinElmer, Inc.	2,523	253
Pfizer, Inc.	25,886	989
Phibro Animal Health Corp. Class A	6,840	179
PRA Health Sciences, Inc. (e)	1,810	187
Prestige Consumer Healthcare, Inc. (e)	3,543	150
Regeneron Pharmaceuticals, Inc. (e)	1,128	691
ResMed, Inc.	3,675	591
Select Medical Holdings Corp. (e)	9,538	154
Simulations Plus, Inc.	2,274	115
Supernus Pharmaceuticals, Inc. (e)	4,299	104
The Ensign Group, Inc.	4,431	194
United Therapeutics Corp. (e)	2,114	249
UnitedHealth Group, Inc.	7,207	2,197
Vertex Pharmaceuticals, Inc. (e)	2,463	709
Waters Corp. (e) (f)	2,960	592
West Pharmaceutical Services, Inc.	2,912	629
		28,254
Industrials (1.5%):
3M Co.	4,568	715
ACCO Brands Corp.	11,297	70
AECOM (e)	5,266	204
Allison Transmission Holdings, Inc.	5,239	198
Apogee Enterprises, Inc.	4,516	93
ArcBest Corp.	3,252	73
Atkore International Group, Inc. (e)	5,747	154
Carrier Global Corp. (e)	75,870	1,553
Cimpress PLC (e)	1,697	153
Crane Co.	2,744	153
Cummins, Inc.	4,420	750
Deluxe Corp.	2,645	62
Eaton Corp. PLC	8,721	740
EnPro Industries, Inc.	1,430	64
FedEx Corp.	5,989	782
FTI Consulting, Inc. (e)	645	78
Generac Holdings, Inc. (e)	1,221	136
General Dynamics Corp.	5,683	834
GMS, Inc. (e)	7,074	145
Herman Miller, Inc.	10,735	247
Hillenbrand, Inc.	4,836	124
IHS Markit Ltd.	9,061	629
Illinois Tool Works, Inc.	3,860	666
KAR Auction Services, Inc.	6,553	94
Knoll, Inc.	5,492	58
Lockheed Martin Corp.	3,691	1,434
Masonite International Corp. (e)	1,591	106
Meritor, Inc. (e)	5,550	113
MSC Industrial Direct Co., Inc.	2,600	180
Northrop Grumman Corp.	1,968	660

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
nVent Electric PLC	4,982	$91
Old Dominion Freight Line, Inc.	3,768	645
Oshkosh Corp.	2,566	184
Otis Worldwide Corp.	11,609	611
Patrick Industries, Inc.	5,401	280
Regal Beloit Corp.	3,037	242
Resideo Technologies, Inc. (e)	22,404	158
Rockwell Automation, Inc.	2,982	645
Rush Enterprises, Inc. Class A	4,038	168
Steelcase, Inc. Class A	21,088	244
Teledyne Technologies, Inc. (e)	1,795	672
The Timken Co.	3,481	148
The Toro Co.	1,236	88
Trinity Industries, Inc.	3,780	75
Verisk Analytics, Inc.	3,800	656
Wabash National Corp.	12,414	119
Werner Enterprises, Inc.	3,165	146
WESCO International, Inc. (e)	4,178	139
WW Grainger, Inc.	1,958	606
		17,185
Information Technology (3.4%):
Accenture PLC Class A	3,984	803
Adobe, Inc. (e)	4,584	1,772
Apple, Inc.	27,919	8,877
Applied Materials, Inc.	14,250	801
Aspen Technology, Inc. (e)	1,474	156
Belden, Inc.	1,830	62
Broadcom, Inc.	3,091	900
CACI International, Inc. Class A (e)	827	207
Cardtronics PLC Class A (e)	6,107	148
CDW Corp.	5,183	575
Ciena Corp. (e)	2,404	133
Cirrus Logic, Inc. (e)	2,923	212
Cisco Systems, Inc.	22,665	1,084
Citrix Systems, Inc.	3,937	583
Cognizant Technology Solutions Corp. Class A	12,058	639
Coherent, Inc. (e)	1,041	151
CoreLogic, Inc.	2,191	109
CSG Systems International, Inc.	3,640	172
DocuSign, Inc. (e)	4,934	690
Euronet Worldwide, Inc. (e)	942	89
Fair Isaac Corp. (e)	483	195
HP, Inc.	84,728	1,283
Insight Enterprises, Inc. (e)	2,084	107
Intel Corp.	18,092	1,139
InterDigital, Inc.	1,955	107
Intuit, Inc.	2,347	681
J2 Global, Inc. (e)	3,037	238
Jabil, Inc.	5,522	165
KBR, Inc.	7,310	171
See notes to financial statements.

16

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
KLA Corp.	3,617	$636
Kulicke & Soffa Industries, Inc.	4,757	106
Lam Research Corp.	7,755	2,122
Leidos Holdings, Inc.	5,879	619
LogMeIn, Inc.	1,091	93
Manhattan Associates, Inc. (e)	2,338	207
Mastercard, Inc. Class A	3,432	1,033
MAXIMUS, Inc.	3,818	275
Methode Electronics, Inc.	3,486	109
Micron Technology, Inc. (e)	15,774	756
Microsoft Corp. (g)	15,080	2,763
NCR Corp. (e)	8,136	147
NIC, Inc.	8,094	195
NVIDIA Corp.	5,554	1,972
Oracle Corp.	16,205	871
Paylocity Holding Corp. (e)	561	73
Perspecta, Inc.	5,591	124
Proofpoint, Inc. (e)	720	84
Science Applications International Corp.	953	84
Seagate Technology PLC	13,902	737
SMART Global Holdings, Inc. (e)	4,629	124
SYNNEX Corp.	1,048	112
Teradyne, Inc.	2,041	137
Texas Instruments, Inc.	6,252	742
The Hackett Group, Inc.	13,739	189
Ultra Clean Holdings, Inc. (e)	8,944	185
VeriSign, Inc. (e)	2,661	583
VMware, Inc. Class A (e) (f)	5,197	812
		38,139
Materials (0.6%):
Air Products & Chemicals, Inc.	2,827	683
Berry Global Group, Inc. (e)	2,648	119
Domtar Corp.	3,988	81
Huntsman Corp.	9,714	176
Hycroft Mining Corp. (e) (h) (i)	401,639	567
Linde PLC	3,965	802
LyondellBasell Industries NV Class A	23,336	1,488
Newmont Corp.	10,168	594
Reliance Steel & Aluminum Co.	2,746	266
Resolute Forest Products, Inc. (e)	22,331	42
Schweitzer-Mauduit International, Inc.	4,099	125
Silgan Holdings, Inc.	7,449	249
The Sherwin-Williams Co.	1,146	681
Trinseo SA	2,923	60
Warrior Met Coal, Inc.	17,085	241
		6,174
Real Estate (0.6%):
Alexandria Real Estate Equities, Inc.	594	91
American Tower Corp.	2,284	590

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
AvalonBay Communities, Inc.	720	$112
Boston Properties, Inc.	797	69
Brixmor Property Group, Inc.	10,294	115
Camden Property Trust	499	46
CBRE Group, Inc. Class A (e)	1,640	72
City Office REIT, Inc.	8,727	81
CoreCivic, Inc.	7,410	89
Crown Castle International Corp.	2,144	369
Digital Realty Trust, Inc.	1,355	195
Diversified Healthcare Trust	27,893	100
Duke Realty Corp.	1,895	65
EPR Properties	3,555	112
Equinix, Inc.	440	307
Equity LifeStyle Properties, Inc.	892	56
Equity Residential	1,915	116
Essex Property Trust, Inc.	341	83
Extra Space Storage, Inc.	668	65
Federal Realty Investment Trust (f)	389	31
Gaming and Leisure Properties, Inc.	7,474	258
Healthpeak Properties, Inc.	2,552	63
Host Hotels & Resorts, Inc. (f)	3,698	44
Invitation Homes, Inc.	2,773	73
Iron Mountain, Inc. (f)	1,481	38
iStar, Inc.	7,940	87
Jones Lang LaSalle, Inc.	1,182	121
Kimco Realty Corp.	2,177	24
Lamar Advertising Co. Class A	2,931	194
LTC Properties, Inc. (f)	6,563	242
Medical Properties Trust, Inc.	13,126	237
Mid-America Apartment Communities, Inc.	588	68
National Retail Properties, Inc.	885	28
Omega Healthcare Investors, Inc.	5,590	174
PotlatchDeltic Corp.	5,452	185
Preferred Apartment Communities, Inc. Class A	8,719	61
Prologis, Inc.	3,802	348
Public Storage	811	164
Realty Income Corp.	1,681	93
Regency Centers Corp.	864	37
SBA Communications Corp.	581	182
Simon Property Group, Inc.	1,582	91
SL Green Realty Corp.	413	17
Summit Hotel Properties, Inc.	15,798	99
Sun Communities, Inc.	478	66
The GEO Group, Inc.	7,235	87
UDR, Inc.	1,511	56
Universal Health Realty Income Trust	908	85
Ventas, Inc.	1,922	67
VEREIT, Inc.	5,506	30
VICI Properties, Inc.	2,377	47
Vornado Realty Trust (f)	886	32
Welltower, Inc.	2,092	106

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Weyerhaeuser Co.	3,842	$78
WP Carey, Inc.	888	53
		6,399
Utilities (0.5%):
ALLETE, Inc.	2,464	145
Clearway Energy, Inc. Class C	5,743	126
Duke Energy Corp. (g)	9,237	791
Eversource Energy (g)	7,745	648
Exelon Corp.	20,239	775
IDACORP, Inc.	2,434	227
New Jersey Resources Corp.	6,164	216
NextEra Energy, Inc. (g)	3,282	839
NorthWestern Corp.	2,091	126
Southwest Gas Holdings, Inc.	2,748	209
The Southern Co. (f) (g)	11,991	684
WEC Energy Group, Inc. (g)	6,995	642
		5,428
Total Common Stocks (Cost $163,150)		167,236
Preferred Stocks (1.2%)
Communication Services (0.2%):
Qwest Corp., 6.50%, 9/1/56	112,000	2,628
Consumer Staples (0.6%):
CHS, Inc., cumulative redeemable, Series 1, 7.88% (j)	161,682	4,480
Dairy Farmers of America, Inc., cumulative redeemable, 7.88% (a) (j)	28,000	2,408
		6,888
Financials (0.4%):
American Overseas Group Ltd., non-cumulative, Series A, 3.88% (LIBOR03M+356bps), 12/15/66 (b) (h) (k)	1,500	375
Delphi Financial Group, Inc., 3.58% (LIBOR03M+319bps), 5/15/37 (b) (h)	167,198	3,678
		4,053
Total Preferred Stocks (Cost $14,545)		13,569
Senior Secured Loans (0.2%)
Academy Ltd., 1st Lien Term Loan B, 5.00% (LIBOR01M+400bps), 7/2/22 (b)	$2,804	2,089
Total Senior Secured Loans (Cost $2,461)		2,089
Corporate Bonds (15.4%)
Communication Services (0.5%):
AT&T, Inc., 2.30%, 6/1/27, Callable 4/1/27 @ 100	985	1,000
Fox Corp., 3.05%, 4/7/25, Callable 3/7/25 @ 100	462	493
The Walt Disney Co., 2.20%, 1/13/28	437	456
T-Mobile USA, Inc., 3.88%, 4/15/30, Callable 1/15/30 @ 100 (a) (g)	1,174	1,274
Verizon Communications, Inc., 4.50%, 8/10/33	1,943	2,405
		5,628

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Consumer Discretionary (0.4%):
AutoNation, Inc., 4.75%, 6/1/30, Callable 3/1/30 @ 100	$394	$411
eBay, Inc., 1.90%, 3/11/25, Callable 2/11/25 @ 100	1,134	1,146
General Motors Co., 6.80%, 10/1/27, Callable 8/1/27 @ 100 (f)	409	467
Hasbro, Inc., 3.55%, 11/19/26, Callable 9/19/26 @ 100	777	800
Nordstrom, Inc., 4.38%, 4/1/30, Callable 1/1/30 @ 100	648	478
O'Reilly Automotive, Inc., 4.20%, 4/1/30, Callable 1/1/30 @ 100	500	567
VF Corp., 2.95%, 4/23/30, Callable 1/23/30 @ 100 (f)	488	509
		4,378
Consumer Staples (0.9%):
Altria Group, Inc., 3.40%, 5/6/30, Callable 2/6/30 @ 100 (f)	468	494
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, 2/1/36, Callable 8/1/35 @ 100	1,619	1,837
BAT Capital Corp., 2.79%, 9/6/24, Callable 8/6/24 @ 100	1,500	1,562
Kraft Heinz Foods Co., 3.75%, 4/1/30, Callable 1/1/30 @ 100 (a)	728	753
McCormick & Co., Inc., 2.50%, 4/15/30, Callable 1/15/30 @ 100	284	296
Mondelez International, Inc., 2.75%, 4/13/30, Callable 1/13/30 @ 100	250	263
PepsiCo, Inc., 2.25%, 3/19/25, Callable 2/19/25 @ 100	1,505	1,608
Sysco Corp., 5.95%, 4/1/30, Callable 1/1/30 @ 100	379	455
The Coca-Cola Co., 3.45%, 3/25/30	500	581
The Procter & Gamble Co., 3.00%, 3/25/30	646	740
Unilever Capital Corp., 2.60%, 5/5/24, Callable 3/5/24 @ 100	1,500	1,606
		10,195
Energy (2.2%):
Cameron LNG LLC, 3.30%, 1/15/35, Callable 9/15/34 @ 100 (a)	1,237	1,321
Cheniere Corpus Christi Holdings LLC, 3.70%, 11/15/29, Callable 5/18/29 @ 100 (a)	1,618	1,610
Diamondback Energy, Inc., 3.25%, 12/1/26, Callable 10/1/26 @ 100	971	945
Enable Midstream Partners LP, 4.15%, 9/15/29, Callable 6/15/29 @ 100	1,500	1,220
Enbridge Energy Partners LP, 7.38%, 10/15/45, Callable 4/15/45 @ 100 (g)	2,950	4,054
Energy Transfer Operating LP, 3.75%, 5/15/30, Callable 2/15/30 @ 100	972	957
Enterprise Products Operating LLC, 2.80%, 1/31/30, Callable 10/31/29 @ 100	972	1,014
Enterprise TE Partners LP, 4.68% (LIBOR03M+278bps), 6/1/67, Callable 7/6/20 @ 100 (b)	2,500	2,122
EOG Resources, Inc., 4.38%, 4/15/30, Callable 1/15/30 @ 100	299	352
EQM Midstream Partners LP, 4.75%, 7/15/23, Callable 6/15/23 @ 100 (g)	3,300	3,262
EQT Corp., 7.00%, 2/1/30, Callable 11/1/29 @ 100	655	695
Exxon Mobil Corp., 2.99%, 3/19/25, Callable 2/19/25 @ 100 (g)	1,618	1,769
Marathon Petroleum Corp., 4.70%, 5/1/25, Callable 4/1/25 @ 100	458	506
National Oilwell Varco, Inc., 3.60%, 12/1/29, Callable 9/1/29 @ 100	1,295	1,210
Occidental Petroleum Corp. 3.50%, 8/15/29, Callable 5/15/29 @ 100	209	142
4.40%, 8/15/49, Callable 2/15/49 @ 100	648	384
ONEOK, Inc., 6.35%, 1/15/31, Callable 10/15/30 @ 100	817	922
Rockies Express Pipeline LLC, 4.80%, 5/15/30, Callable 2/15/30 @ 100 (a)	648	603
Sabine Pass Liquefaction LLC, 4.50%, 5/15/30, Callable 11/15/29 @ 100 (a)	102	112
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.50%, 3/1/30, Callable 3/1/25 @ 102.75 (a)	648	650
Western Midstream Operating LP, 3.10%, 2/1/25, Callable 1/1/25 @ 100	682	634
		24,484

See notes to financial statements.

20

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Financials (5.3%):
Amcor Finance USA, Inc., 3.63%, 4/28/26, Callable 1/28/26 @ 100	$250	$266
AmTrust Financial Services, Inc., 6.13%, 8/15/23	1,921	1,804
Ares Capital Corp., 3.63%, 1/19/22, Callable 12/19/21 @ 100 (g)	1,600	1,587
Assurant, Inc., 3.70%, 2/22/30, Callable 11/22/29 @ 100	1,154	1,114
BancorpSouth Bank, 4.13% (LIBOR03M+247bps), 11/20/29, Callable 11/20/24 @ 100 (b) (f)	833	814
BBVA USA, 3.88%, 4/10/25, Callable 3/10/25 @ 100	2,000	2,044
BMW U.S. Capital LLC, 3.25%, 8/14/20 (a) (g)	3,200	3,206
Capital One NA, 2.15%, 9/6/22, Callable 8/6/22 @ 100	1,500	1,518
Citizens Financial Group, Inc., 2.50%, 2/6/30, Callable 11/6/29 @ 100	972	939
Cullen/Frost Capital Trust II, 3.13% (LIBOR03M+155bps), 3/1/34, Callable 7/6/20 @ 100 (b)	4,000	3,196
First Horizon Bank, 5.75%, 5/1/30, Callable 2/1/30 @ 100	488	491
First Maryland Capital I, 2.22% (LIBOR03M+100bps), 1/15/27, Callable 7/6/20 @ 100 (b)	2,850	2,430
Ford Motor Credit Co. LLC, 4.06%, 11/1/24, Callable 10/1/24 @ 100	1,250	1,179
Global Atlantic Financial Co., 4.40%, 10/15/29, Callable 7/15/29 @ 100 (a)	832	760
HSB Group, Inc., 2.13% (LIBOR03M+91bps), 7/15/27, Callable 7/6/20 @ 100 (b)	2,575	2,293
Hyundai Capital America, 3.75%, 7/8/21 (a) (g)	3,250	3,279
JPMorgan Chase & Co., 2.52% (SOFR+204bps), 4/22/31, Callable 4/22/30 @ 100 (b)	569	582
KeyCorp, 2.25%, 4/6/27, MTN	972	974
Level 3 Financing, Inc., 3.88%, 11/15/29, Callable 8/15/29 @ 100 (a)	1,295	1,325
Loews Corp., 3.20%, 5/15/30, Callable 2/15/30 @ 100 (f)	654	692
Manufactures & Traders Trust Co., 2.22% (LIBOR03M+64bps), 12/1/21, Callable 7/6/20 @ 100 (b) (g)	2,000	1,982
Nationwide Mutual Insurance Co., 3.03% (LIBOR03M+229bps), 12/15/24, Callable 7/6/20 @ 100 (a) (b)	5,670	5,585
Pinnacle Financial Partners, Inc., 4.13% (LIBOR03M+278bps), 9/15/29, Callable 9/15/24 @ 100 (b)	1,000	983
PNC Bank NA, 2.70%, 10/22/29	2,250	2,369
PPL Capital Funding, Inc., 4.13%, 4/15/30, Callable 1/15/30 @ 100	647	730
Prudential Financial, Inc., 5.62% (LIBOR03M+392bps), 6/15/43, Callable 6/15/23 @ 100 (b)	2,800	2,904
Regions Financial Corp., 2.25%, 5/18/25, Callable 4/18/25 @ 100	737	750
Santander Holdings USA, Inc., 3.45%, 6/2/25, Callable 5/2/25 @ 100 (l)	412	416
Signature Bank, 4.13% (LIBOR03M+256bps), 11/1/29, Callable 11/1/24 @ 100 (b)	2,600	2,594
SunTrust Capital, 1.06% (LIBOR03M+67bps), 5/15/27, Callable 7/6/20 @ 100 (b)	6,000	4,981
Texas Capital Bank NA, 5.25%, 1/31/26	647	699
The Allstate Corp., 5.75% (LIBOR03M+294bps), 8/15/53, Callable 8/15/23 @ 100 (b)	640	652
The PNC Financial Services Group, Inc., 2.55%, 1/22/30, Callable 10/24/29 @ 100	1,134	1,210
The Progressive Corp., 3.20%, 3/26/30, Callable 12/26/29 @ 100 (f)	194	217
Toyota Motor Credit Corp., 3.38%, 4/1/30, MTN	714	803
Wells Fargo & Co., 2.19% (SOFR+200bps), 4/30/26, Callable 4/30/25 @ 100 (b)	733	743
Zions Bancorp NA, 3.25%, 10/29/29, Callable 7/29/29 @ 100	1,295	1,214
		59,325
Health Care (0.9%):
AbbVie, Inc., 3.20%, 11/21/29, Callable 8/21/29 @ 100 (a) (g)	1,295	1,399
Biogen, Inc., 2.25%, 5/1/30, Callable 2/1/30 @ 100	1,140	1,157

See notes to financial statements.

21

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Commonspirit Health, 3.35%, 10/1/29, Callable 4/1/29 @ 100	$1,000	$1,006
CVS Health Corp., 3.25%, 8/15/29, Callable 5/15/29 @ 100 (g)	1,998	2,160
DENTSPLY SIRONA, Inc., 3.25%, 6/1/30, Callable 3/1/30 @ 100	738	756
Duke University Health System, Inc., 2.60%, 6/1/30	485	523
HCA, Inc., 5.13%, 6/15/39, Callable 12/15/38 @ 100	1,619	1,859
Laboratory Corp. of America Holdings, 2.95%, 12/1/29, Callable 9/1/29 @ 100	971	1,023
Thermo Fisher Scientific, Inc., 4.13%, 3/25/25, Callable 2/25/25 @ 100	646	735
		10,618
Industrials (2.0%):
Ashtead Capital, Inc. 4.00%, 5/1/28, Callable 5/1/23 @ 102 (a)	1,017	1,006
4.25%, 11/1/29, Callable 11/1/24 @ 102.13 (a)	173	168
BNSF Funding Trust, 6.61% (LIBOR03M+235bps), 12/15/55, Callable 1/15/26 @ 100 (b)	3,000	3,112
Carlisle Cos., Inc., 2.75%, 3/1/30, Callable 12/1/29 @ 100	972	957
Carrier Global Corp., 3.38%, 4/5/40, Callable 10/5/39 @ 100 (a)	486	433
Caterpillar, Inc., 2.60%, 4/9/30, Callable 1/9/30 @ 100	486	525
Dover Corp., 2.95%, 11/4/29, Callable 8/4/29 @ 100	971	1,021
FedEx Corp., 4.25%, 5/15/30, Callable 2/15/30 @ 100	750	828
Ferguson Finance PLC, 3.25%, 6/2/30, Callable 3/2/30 @ 100 (a)	444	449
GATX Corp., 4.00%, 6/30/30, Callable 3/30/30 @ 100	314	325
General Dynamics Corp., 3.50%, 4/1/27, Callable 2/1/27 @ 100	646	728
Georgia-Pacific LLC, 2.10%, 4/30/27, Callable 2/28/27 @ 100 (a)	1,140	1,161
Hillenbrand, Inc., 4.50%, 9/15/26, Callable 7/15/26 @ 100 (f)	1,500	1,372
IDEX Corp., 3.00%, 5/1/30, Callable 2/1/30 @ 100	1,140	1,170
Otis Worldwide Corp., 3.11%, 2/15/40, Callable 8/15/39 @ 100 (a)	648	636
Penske Truck Leasing Co. LP/PTL Finance Corp., 4.00%, 7/15/25, Callable 6/15/25 @ 100 (a)	647	693
Ryder System, Inc. 3.50%, 6/1/21, MTN (g)	3,200	3,240
2.90%, 12/1/26, Callable 10/1/26 @ 100, MTN (f)	1,618	1,623
The Boeing Co., 5.71%, 5/1/40, Callable 11/1/39 @ 100	979	1,075
The Conservation Fund A Nonprofit Corp., 3.47%, 12/15/29, Callable 9/15/29 @ 100	1,300	1,378
United Airlines Pass Through Trust, 2.90%, 11/1/29	1,500	1,035
		22,935
Information Technology (0.7%):
Amphenol Corp., 2.80%, 2/15/30, Callable 11/15/29 @ 100	1,500	1,570
Analog Devices, Inc., 2.95%, 4/1/25, Callable 3/1/25 @ 100 (f)	243	257
Broadcom, Inc., 4.30%, 11/15/32, Callable 8/15/32 @ 100 (a)	408	430
Hewlett Packard Enterprise Co., 4.65%, 10/1/24, Callable 9/1/24 @ 100	648	713
Intel Corp., 3.90%, 3/25/30, Callable 12/25/29 @ 100 (f)	500	599
Keysight Technologies, Inc., 3.00%, 10/30/29, Callable 7/30/29 @ 100	1,803	1,887
Microsoft Corp., 3.45%, 8/8/36, Callable 2/8/36 @ 100	2,105	2,482
		7,938
Materials (0.4%):
Avery Dennison Corp., 2.65%, 4/30/30, Callable 2/1/30 @ 100	389	387
Colonial Enterprises, Inc., 3.25%, 5/15/30, Callable 2/15/30 @ 100 (a)	204	216

See notes to financial statements.

22

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Ecolab, Inc., 4.80%, 3/24/30, Callable 12/24/29 @ 100	$369	$461
LYB International Finance III LLC, 3.38%, 5/1/30, Callable 2/1/30 @ 100	569	590
Packaging Corp. of America, 3.00%, 12/15/29, Callable 9/15/29 @ 100	1,619	1,704
Sonoco Products Co., 3.13%, 5/1/30, Callable 2/1/30 @ 100	752	762
Vulcan Materials Co., 3.50%, 6/1/30, Callable 3/1/30 @ 100	654	681
		4,801
Real Estate (0.7%):
AvalonBay Communities, Inc., 2.45%, 1/15/31, MTN, Callable 10/15/30 @ 100	983	1,011
Boston Properties LP, 3.25%, 1/30/31, Callable 10/30/30 @ 100	428	449
Essex Portfolio LP, 2.65%, 3/15/32, Callable 12/15/31 @ 100	1,134	1,127
Lexington Realty Trust, 4.25%, 6/15/23, Callable 3/15/23 @ 100	1,400	1,392
Mid-America Apartments LP, 2.75%, 3/15/30, Callable 12/15/29 @ 100	1,619	1,628
Sabra Health Care LP, 5.13%, 8/15/26, Callable 5/15/26 @ 100	1,000	970
SBA Tower Trust, 2.84%, 1/15/25 (a)	692	702
VICI Properties LP/VICI Note Co., Inc., 4.63%, 12/1/29, Callable 12/1/24 @ 102.31 (a)	149	148
		7,427
Utilities (1.4%):
AEP Texas, Inc., 3.45%, 1/15/50, Callable 7/15/49 @ 100	1,133	1,210
Alabama Power Co., 3.85%, 12/1/42	971	1,102
Ameren Corp., 3.50%, 1/15/31, Callable 10/15/30 @ 100	323	359
CenterPoint Energy, Inc., 2.50%, 9/1/24, Callable 8/1/24 @ 100	2,000	2,080
Cleco Corporate Holdings LLC, 3.38%, 9/15/29, Callable 6/11/29 @ 100 (a)	1,467	1,489
DTE Electric Co., 2.25%, 3/1/30, Callable 12/1/29 @ 100 (f)	972	1,006
Duke Energy Florida LLC, 3.85%, 11/15/42, Callable 5/15/42 @ 100	971	1,124
Exelon Generation Co. LLC, 3.25%, 6/1/25, Callable 5/1/25 @ 100	737	763
IPALCO Enterprises, Inc., 4.25%, 5/1/30, Callable 2/1/30 @ 100 (a)	738	779
ITC Holdings Corp., 2.95%, 5/14/30, Callable 2/14/30 @ 100 (a)	737	776
National Fuel Gas Co., 5.50%, 1/15/26, Callable 12/15/25 @ 100 (l)	984	997
NextEra Energy Capital Holdings, Inc., 3.34%, 9/1/20	2,133	2,147
The Narragansett Electric Co., 3.40%, 4/9/30, Callable 1/9/30 @ 100 (a)	486	543
Union Electric Co., 2.95%, 3/15/30, Callable 12/15/29 @ 100	1,618	1,779
		16,154
Total Corporate Bonds (Cost $170,705)		173,883
Yankee Dollar (1.8%)
Consumer Staples (0.1%):
Alimentation Couche-Tard, Inc., 2.95%, 1/25/30, Callable 10/25/29 @ 100 (a)	648	655
Energy (0.0%): (m)
Petroleos Mexicanos, 6.49%, 1/23/27, Callable 11/23/26 @ 100 (a)	554	491
Petronas Capital Ltd., 3.50%, 4/21/30, Callable 1/21/30 @ 100 (a) (f)	49	54
		545
Financials (1.1%):
Athene Holding Ltd., 4.13%, 1/12/28, Callable 10/12/27 @ 100	3,200	3,134
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.38%, 4/17/25 (a)	464	497
Barclays PLC, 2.85% (LIBOR03M+245bps), 5/7/26, Callable 5/7/25 @ 100 (b)	979	1,002

See notes to financial statements.

23

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Deutsche Bank AG, 3.96% (SOFR+258bps), 11/26/25, Callable 11/26/24 @ 100 (b)	$972	$999
Diageo Capital PLC, 2.13%, 4/29/32, Callable 1/29/32 @ 100	1,140	1,158
QBE Capital Funding III Ltd., 7.25% (USSW10+405bps), 5/24/41, Callable 5/24/21 @ 100 (a) (b)	3,430	3,553
Royal Bank of Canada, 1.60%, 4/17/23, MTN	1,138	1,162
Sumitomo Mitsui Financial Group, Inc., 2.45%, 9/27/24	1,000	1,036
		12,541
Industrials (0.3%):
BAE Systems PLC, 3.40%, 4/15/30, Callable 1/15/30 @ 100 (a)	750	814
CK Hutchison International 19 II Ltd., 2.75%, 9/6/29, Callable 6/6/29 @ 100 (a)	1,500	1,562
Heathrow Funding Ltd., 4.88%, 7/15/21 (a)	650	662
		3,038
Materials (0.3%):
Anglo American Capital PLC, 5.63%, 4/1/30, Callable 1/1/30 @ 100 (a)	606	698
Braskem Netherlands Finance BV, 4.50%, 1/31/30 (a)	971	853
CCL Industries, Inc., 3.05%, 6/1/30, Callable 3/1/30 @ 100 (a) (l)	739	743
Teck Resources Ltd., 6.13%, 10/1/35	1,038	1,080
		3,374
Total Yankee Dollar (Cost $19,816)		20,153
Municipal Bonds (1.0%)
Florida (0.1%):
County of Broward Florida Airport System Revenue, Series C, 2.50%, 10/1/28	648	630
Hillsborough County School Board Certificate of Participation, Series B, 1.92%, 7/1/25	410	412
		1,042
Georgia (0.1%):
Athens Housing Authority Revenue, 2.42%, 12/1/26	1,380	1,430
Michigan (0.1%):
Michigan Finance Authority Revenue, 3.08%, 12/1/34	970	1,037
New Jersey (0.1%):
New Jersey Economic Development Authority Revenue, Series NNN, 2.88%, 6/15/24	624	592
New Jersey Transportation Trust Fund Authority Revenue, 4.08%, 6/15/39	250	207
North Hudson Sewerage Authority Revenue, 2.88%, 6/1/28	324	336
		1,135
New York (0.2%):
New York State Dormitory Authority Revenue, Series B, 2.83%, 7/1/31	1,620	1,633
New York State Thruway Authority Revenue, Series M, 2.55%, 1/1/28	373	369
		2,002
Pennsylvania (0.2%):
Scranton School District, GO (INS-Build America Mutual Assurance Co.), 3.15%, 4/1/31	250	256
State Public School Building Authority Revenue, 3.05%, 4/1/28	647	646

See notes to financial statements.

24

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
University of Pittsburgh-of The Commonwealth System of Higher Education Revenue Series C, 2.53%, 9/15/31	$645	$640
Series C, 2.58%, 9/15/32	325	321
Series C, 2.63%, 9/15/33	645	636
		2,499
Texas (0.2%):
City of Houston Texas Combined Utility System Revenue, 3.72%, 11/15/28	810	910
Harris County Cultural Education Facilities Finance Corp. Revenue, Series B, 2.81%, 5/15/29	645	655
State of Texas, GO, 3.00%, 4/1/28	972	1,062
		2,627
Total Municipal Bonds (Cost $11,651)		11,772
U.S. Government Agency Mortgages (7.0%)
Federal Home Loan Mortgage Corporation Series K047, Class A2, 3.33%, 5/25/25 (c)	5,200	5,774
Series K151, Class A3, 3.51%, 4/25/30	5,000	5,854
Series K156, Class A2, 3.70%, 1/25/33 (c)	2,679	3,167
3.00%, 4/1/46 - 8/1/47	48,399	51,173
3.50%, 4/1/46 - 4/1/48	11,077	11,751
		77,719
Federal National Mortgage Association Series 2016-M2, Class AV2, 2.15%, 1/25/23	1,383	1,414
Total U.S. Government Agency Mortgages (Cost $74,487)		79,133
U.S. Treasury Obligations (10.3%)
U.S. Treasury Bonds 3.13%, 8/15/44	8,600	11,734
3.00%, 11/15/44	6,000	8,037
2.38%, 11/15/49	5,000	6,183
U.S. Treasury Notes 2.50%, 1/31/21 (g)	2,000	2,031
1.13%, 2/28/21	15,664	15,773
1.63%, 11/15/22	18,000	18,637
1.63%, 4/30/23	14,658	15,267
2.25%, 11/15/25	5,000	5,509
1.63%, 2/15/26	20,000	21,389
2.25%, 2/15/27	3,500	3,911
2.38%, 5/15/29	7,850	9,068
Total U.S. Treasury Obligations (Cost $106,292)		117,539
Exchange-Traded Funds (41.7%)
Invesco DB Commodity Index Tracking Fund	114,500	1,349
Invesco FTSE RAFI Developed Markets ex-US ETF (f)	335,920	11,277
Invesco FTSE RAFI Emerging Markets ETF	686,690	11,578
iShares 20+ Year Treasury Bond ETF (f)	42,055	6,880

See notes to financial statements.

25

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
iShares Core MSCI EAFE ETF	584,518	$32,751
iShares Core MSCI Emerging Markets ETF	484,237	21,810
iShares Core S&P 500 ETF	300,379	91,670
iShares Core S&P Small-Cap ETF (f)	55,550	3,674
iShares Core US Aggregate Bond ETF	208,301	24,507
iShares iBoxx $ Investment Grade Corporate Bond ETF	143,403	18,932
iShares iBoxx High Yield Corporate Bond ETF (f)	121,375	10,004
iShares MSCI Canada ETF	300,292	7,549
iShares MSCI United Kingdom ETF (f)	71,734	1,846
Schwab Fundamental Emerging Markets Large Co. Index ETF	920,892	20,812
Schwab Fundamental International Large Co. Index ETF	1,549,839	35,894
Schwab Fundamental International Small Co. Index ETF (f)	266,700	7,286
SPDR Bloomberg Barclays High Yield Bond ETF	106,160	10,827
SPDR Gold Shares	76,134	12,403
SPDR S&P Emerging Markets Smallcap ETF	34,497	1,311
U.S. Commodity Index Fund	19,300	514
VanEck Vectors Gold Miners ETF	80,314	2,756
VanEck Vectors Junior Gold Miners ETF	24,379	1,123
Vanguard FTSE All-World ex-US ETF (f)	229,686	10,533
Vanguard FTSE Developed Markets ETF	1,435,078	54,059
Vanguard FTSE Emerging Markets ETF	47,000	1,756
Vanguard FTSE Europe ETF (f)	450,164	21,950
Vanguard Real Estate ETF	101,145	7,832
Vanguard S&P 500 ETF (g)	46,423	12,987
Vanguard Short-Term Bond ETF	125,732	10,437
Vanguard Small-Cap Value ETF (f)	2,376	250
Vanguard Total Stock Market ETF (g)	18,018	2,770
WisdomTree Emerging Markets SmallCap Dividend Fund	59,797	2,248
Xtrackers USD High Yield Corporate Bond ETF (f)	221,226	10,415
Total Exchange-Traded Funds (Cost $472,280)		471,990
Affiliated Exchange-Traded Funds (0.2%)
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	51,500	1,897
Total Affiliated Exchange-Traded Funds (Cost $2,636)		1,897
Collateral for Securities Loaned^ (3.2%)
HSBC U.S. Government Money Market Fund I Shares, 0.13% (n)	35,735,109	35,735
Invesco Government & Agency Portfolio Institutional Shares, 0.12% (n)	984,020	984
Total Collateral for Securities Loaned (Cost $36,719)		36,719
Total Investments (Cost $1,128,428) — 101.5%		1,148,409
Liabilities in excess of other assets — (1.5)%		(16,951)
NET ASSETS — 100.00%		$1,131,458

  At May 31, 2020, the Fund's investments in foreign securities were 17.5% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

See notes to financial statements.

26

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2020

As of May 31, 2020, the fair value of these securities was $75,273 (thousands) and amounted to 6.6% of net assets.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of May 31, 2020.

(c)  The rate for certain asset-backed and mortgage backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at May 31, 2020.

(d)  Security is interest only.

(e)  Non-income producing security.

(f)  All or a portion of this security is on loan.

(g)  All or a portion of this security has been designated as collateral for securities purchased on a when-issued basis.

(h)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of May 31, 2020, illiquid securities were 0.5% of the Fund's net assets.

(i)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.1% of the Fund's net assets as of May 31, 2020. (See Note 2)

(j)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

(k)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.0% of the Fund's net assets as of May 31, 2020. This security is classified as Level 3 within the fair value hierarchy. (See Note 2)

(l)  Security purchased on a when-issued basis.

(m)  Amount represents less than 0.05% of net assets.

(n)  Rate disclosed is the daily yield on May 31, 2020.

bps — Basis points

ETF — Exchange-Traded Fund

GO — General Obligation

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of May 31, 2020, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of May 31, 2020, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

REIT — Real Estate Investment Trust

SOFR — Secured Overnight Financing Rate

USSW10 — USD 10 Year Swap Rate, rate disclosed as of May 31, 2020

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

See notes to financial statements.

27

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2020

(Amounts in Thousands, Except Per Share Amounts)

	USAA Cornerstone Moderate Fund
Assets:
Affiliated investments, at value (Cost $2,636)	$1,897
Unaffiliated investments, at value (Cost $1,125,792)	1,146,512	(a)
Cash and cash equivalents	21,332
Receivables:
Interest and dividends	2,724
Capital shares issued	198
Prepaid expenses	6
Total Assets	1,172,669
Liabilities:
Payables:
Collateral received on loaned securities	36,719
Investments purchased	2,716
Capital shares redeemed	837
Payable to Adviser	38
Accrued expenses and other payables:
Investment advisory fees	554
Administration fees	141
Custodian fees	4
Transfer agent fees	127
Compliance fees	1
Other accrued expenses	74
Total Liabilities	41,211
Net Assets:
Capital	1,115,285
Total distributable earnings/(loss)	16,173
Net Assets	$1,131,458
Shares (unlimited number of shares authorized with no par value):	79,433
Net asset value, offering and redemption price per share: (b)	$14.24

(a)  Includes $36,022 of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

28

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2020

(Amounts in Thousands)

USAA Cornerstone Moderate Fund
Investment Income:
Income distributions from affiliated funds	$64
Dividends	19,679
Interest	15,528
Securities lending (net of fees)	177
Foreign tax withholding	(1)
Total Income	35,447
Expenses:
Investment advisory fees	6,966
Administration fees	1,771
Sub-Administration fees	93
Custodian fees	97
Transfer agent fees	2,515
Trustees' fees	49
Compliance fees	7
Legal and audit fees	92
State registration and filing fees	28
Interest expense on interfund lending	1
Line of credit fees	3
Other expenses	138
Total Expenses	11,760
Expenses waived/reimbursed by Adviser	(5)
Expenses waived/reimbursed by AMCO	(10)
Net Expenses	11,745
Net Investment Income (Loss)	23,702
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from unaffiliated investment securities and foreign currency translations	2,490
Net realized gains (losses) from futures contracts	(634)
Net change in unrealized appreciation/depreciation on affiliated funds	(290)
Net change in unrealized appreciation/depreciation on unaffiliated investment securities and foreign currency translations	8,172
Net change in unrealized appreciation/depreciation on futures contracts	861
Net realized/unrealized gains (losses) on investments	10,599
Change in net assets resulting from operations	$34,301

See notes to financial statements.

29

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Cornerstone Moderate Fund
	Year Ended May 31, 2020	Year Ended May 31, 2019
From Investments:
Operations:
Net investment income (loss)	$23,702	$24,429
Net realized gains (losses) from investments	1,856	5,112
Net change in unrealized appreciation/depreciation on investments	8,743	(28,770)
Change in net assets resulting from operations	34,301	771
Change in net assets resulting from distributions to shareholders	(23,992)	(57,045)
Change in net assets resulting from capital transactions	(42,225)	35,616
Change in net assets	(31,916)	(20,658)
Net Assets:
Beginning of period	1,163,374	1,184,032
End of period	$1,131,458	$1,163,374
Capital Transactions:
Proceeds from shares issued	$90,971	$126,718
Distributions reinvested	23,878	56,759
Cost of shares redeemed	(157,074)	(147,861)
Change in net assets resulting from capital transactions	$(42,225)	$35,616
Share Transactions:
Issued	6,302	8,845
Reinvested	1,646	4,109
Redeemed	(10,983)	(10,306)
Change in Shares	(3,035)	2,648

See notes to financial statements.

30

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31

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments
USAA Cornerstone Moderate Fund
Year Ended May 31, 2020	$14.11	0.29	(b)	0.13	0.42	(0.29)	—
Year Ended May 31, 2019	$14.83	0.30		(0.31)	(0.01)	(0.29)	(0.42)
Year Ended May 31, 2018	$15.05	0.26		0.55	0.81	(0.26)	(0.77)
Year Ended May 31, 2017	$14.01	0.31		1.06	1.37	(0.33)	—
Year Ended May 31, 2016	$15.43	0.39		(1.15)	(0.76)	(0.38)	(0.28)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  The expense ratios exclude the impact of expenses paid by each underlying fund.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Reflects increased trading activity due to usage of quantitative investment strategies.

See notes to financial statements.

32

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Expenses^(a)	Net Investment Income (Loss)	Gross Expenses(a)	Net Assets, End of Period (000's)	Portfolio Turnover
USAA Cornerstone Moderate Fund
Year Ended May 31, 2020	(0.29)	$14.24	2.98%	1.00%	2.01%	1.00%	$1,131,458	87%
Year Ended May 31, 2019	(0.71)	$14.11	0.13%	1.00%	2.10%	1.02%	$1,163,374	81	%(c)
Year Ended May 31, 2018	(1.03)	$14.83	5.42%	1.00%	1.73%	1.03%	$1,184,032	51%
Year Ended May 31, 2017	(0.33)	$15.05	9.91%	1.00%	2.14%	1.10%	$1,119,494	66%
Year Ended May 31, 2016	(0.66)	$14.01	(4.89)%	1.00%	2.72%	1.16%	$1,057,659	70%

See notes to financial statements.

33

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2020

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Cornerstone Moderate Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services ("SAS"), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings Inc., a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). The Transaction closed on July 1, 2019. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("VCM" or "Adviser"). Effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and Victory Capital Transfer Agency Company replaced SAS as the Fund's transfer agent. In addition, effective on that same date, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

34

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers, along with corporate and municipal securities, including short-term investments maturing in 60 days or less, may be valued using evaluated bid or the last sales price to price securities by dealers or an independent pricing service approved by the Board. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Effective July 1, 2019, the valuation methodology applied to certain debt securities changed. Securities that were previously valued at an evaluated mean are now valued at the evaluated bid or the last sales price.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of May 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$39,236	$—	$39,236
Collateralized Mortgage Obligations	—	13,193	—	13,193
Common Stocks	166,669	567	—	167,236
Preferred Stocks	7,108	6,086	375	13,569
Senior Secured Loans	—	2,089	—	2,089
Corporate Bonds	—	173,883	—	173,883
Yankee Dollars	—	20,153	—	20,153

35

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020
	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$11,772	$—	$11,772
U.S. Government Agency Mortgages	—	79,133	—	79,133
U.S. Treasury Obligations	—	117,539	—	117,539
Exchange-Traded Funds	471,990	—	—	471,990
Affiliated Exchange-Traded Funds	1,897	—	—	1,897
Collateral for Securities Loaned	36,719	—	—	36,719
Total	$684,383	$463,651	$375	$1,148,409

For the year ended May 31, 2020, the Fund had transfers into/out of Level 3 that were less than 0.50% of net assets.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs. ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payable for investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

36

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage- backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac"), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of May 31, 2020, the Fund had no open forward foreign exchange currency contracts.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the

37

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts.

During the period ended May 31, 2020, the Fund held futures contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash. The Fund held no futures contracts at May 31, 2020.

Summary of Derivative Instruments:

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended May 31, 2020 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure:	$(634)	$861

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund has been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of

38

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non- cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of May 31, 2020.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$36,022	$—	$36,719

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statement of Operations.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., last four tax years which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For

39

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

the year ended May 31, 2020, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$791	$—	$—

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2020, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$910,871	$745,718	$93,599	$279,809

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory and Management Fees:

Effective with the Transaction on July 1, 2019, investment advisory services are provided to the Fund by the Adviser, a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.59% of the Fund's average daily net assets. The amount incurred and paid to VCM from July 1, 2019 through May 31, 2020, was $6,393 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

Prior to the Transaction on July 1, 2019, AMCO provided investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, AMCO was responsible for managing the business and affairs of the Fund, and for directly managing day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The investment management fee for the Fund was accrued daily and paid monthly at an annualized rate of 0.59% of the Fund's average daily net assets. The amount incurred and paid to AMCO from June 1, 2019 through June 30, 2019, was $573 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

In addition, the Fund invests in affiliated USAA exchange-traded fund(s) ("affiliated ETFs"). The Fund's Adviser fee is reimbursed by VCM (and previously AMCO) to the extent of the indirect Adviser fee incurred through the Fund's proportional investment in the affiliated ETF(s). For the period from July 1, 2019 through May 31, 2020, the Fund's Adviser fee was reimbursed by VCM in an amount of $5 thousand, of which $2 thousand is receivable from VCM. For the period from June 1, 2019 through June 30, 2019, the Fund's Adviser fee was reimbursed by AMCO in an amount of less than $1 thousand.

Effective with the Transaction on July 1, 2019, the Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager of managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended May 31, 2020, the Fund had no subadvisers.

40

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Administration and Servicing Fees:

Effective with the Transaction on July 1, 2019, VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15% of average daily net assets of the Fund. Amounts incurred from July 1, 2019 through May 31, 2020, are $1,625 thousand and are reflected on the Statement of Operations as Administration fees.

Prior to the Transaction on July 1, 2019, AMCO provided certain administration and servicing functions for the Fund. For such services, AMCO received a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets of the Fund. Amounts incurred from June 1, 2019 through June 30, 2019, were $146 thousand and are reflected on the Statement of Operations as Administration fees.

Effective with the Transaction on July 1, 2019, the Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensates the Adviser for these services. The amount incurred during the period from July 1, 2019 to May 31, 2020, is reflected on the Statement of Operations as Compliance fees.

Effective with the Transaction on July 1, 2019, Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub- Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of- pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds under the Fund Administration, Servicing, and Accounting Agreement. The amount incurred during the period from July 1, 2019 through May 31, 2020, is reflected on the Statement of Operations as Sub-Administration fees.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund prior to the Transaction on July 1, 2019. The Board approved the reimbursement of a portion of these expenses incurred by AMCO. AMCO did not receive any fees from the Fund for these services.

Transfer Agency Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Transfer Agency, Inc. ("VCTA"), (formerly, USAA Shareholder Account Services ("SAS")), provides transfer agency services to the Fund. VCTA, an affiliate of the Adviser, provides transfer agent services based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA from July 1, 2019 through May 31, 2020, was $2,306 thousand. Amounts incurred and paid to SAS from June 1, 2019 through June 30, 2019, was $209 thousand. These amounts are reflected on the Statement of Operations as Transfer Agent fees.

Effective with the Transaction on July 1, 2019, FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Effective with the Transaction on July 1, 2019, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund

41

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

pursuant to a Distribution Agreement between the Distributor and the Trust. Effective on or about June 30, 2020, the Distributor's name will change to Victory Capital Services, Inc.

Prior to the Transaction on July 1, 2019, USAA Investment Management Company provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis.

Other Fees:

Prior to the Transaction on July 1, 2019, State Street Bank and Trust Company served as the Fund's accounting agent and custodian.

Effective July 1, 2019, Citibank, N.A., serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

Effective with the Transaction on July 1, 2019, the Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by the Fund in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. Effective July 1, 2019 through May 31, 2020, the expense limit (excluding voluntary waivers) is 1.00%.

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of May 31, 2020, the following amounts are available to be repaid to the Adviser (amounts in thousands).

Expires 05/31/2023
$5

The Adviser, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended May 31, 2020.

Prior to the Transaction on July 1, 2019, AMCO agreed, through September 30, 2019, to limit the total annual operating expenses to 1.00% of average daily net assets of the Fund, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse all expenses in excess of those amounts. Effective with the Transaction on July 1, 2019, this expense limit is no longer in effect and is not available to be recouped by AMCO. For the period June 1, 2019 through June 30, 2019, amounts reimbursed by the Fund are reflected on the Statement of Operations as Expenses waived/reimbursed by AMCO.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the

42

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.

The COVID-19 pandemic, which has spread rapidly across the world, has led and will continue to lead for an unknown period of time to disruptions in local, regional, national and global markets and economies. Among other things, the outbreak has resulted in, and until fully resolved is likely to continue to result in, among other things (1) government imposition of various forms of "stay at home" orders and the closing of "non-essential" businesses, resulting in significant disruption to the businesses of many issuers as well as lay-offs of employees: (2) increased requests by issuers of debt instruments for amendments and waivers of agreements to avoid default and increased defaults: (3) volatility and disruption of markets, including greater volatility in pricing and spreads; and (4) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general.

The equity securities in the Fund's portfolio are subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of the company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than debt securities. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. These risks are particularly heightened in this Fund because investments in emerging-market countries generally are more volatile than investments in developed markets. Emerging-market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.

The Fund may invest in securities of companies of any market capitalization and is subject to mid- and small-cap company risk, which is the greater risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records. Mid- and small-cap companies also may have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market in general and, therefore, may involve greater risk than investing in the securities of larger companies.

The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk. Fixed-income securities rated below investment grade, also known as "junk" or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events.

Many debt securities, derivatives and other financial instruments, including some of the Fund's investments, use the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York

43

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England. In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. The roughly three-year period until the end of 2021 is expected to be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.

6. Borrowing and Interfund Lending:

Line of Credit:

Effective with the Transaction on July 1, 2019, the Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex could borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under line of credit fees.

Prior to the Transaction on July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation ("CAPCO") terminated. For the period from June 1, 2019 to June 30, 2019, the Fund paid CAPCO facility fees of $2 thousand.

The average borrowing for the days outstanding and average interest rate for the Fund during the year ended May 31, 2020 were as follows (amounts in thousands):

Amount Outstanding at May 31, 2020	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate	Maximum Borrowing During the Period
$—	$2,933	12	3.19%	$7,800

*  For the year ended May 31,2020, based on the number of days borrowings were outstanding.

Interfund Lending:

Effective with the Transaction on July 1, 2019, the Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Funds Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the

44

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Fund, if any, during the period is reflected on the Statement of Operations under Interest expense on Interfund lending. As a Lender, interest earned by the Fund, if any, during the period is reflected on the Statement of Operations under Income on Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended May 31, 2020 were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at May 31, 2020	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$2,851	5	2.33%	$3,322

*  For the year ended May 31, 2020, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The Fund intends to declare daily and distribute any net investment income quarterly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2020, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended May 31, 2020		Year Ended May 31, 2019
Distributions paid from		Distributions paid from
Ordinary Income	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$23,992	$23,992	$34,450	$22,595	$57,045

As of May 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Accumulated Capital and Other Losses	Other Earnings (Deficit)	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$2,544	$(2,079)	$(2,099)	$17,807	$16,173

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales.

At May 31, 2020, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

45

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020
Short-Term Amount	Long-Term Amount	Total
$2,079	$—	$2,079

As of May 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,130,602	$64,916	$(47,109)	$17,807

8. Affiliated Securities:

An affiliated security is a security in which the Fund has ownership of at least 5% of the security's outstanding voting shares or an investment company managed by VCM. The Fund does not invest in affiliated underlying funds for the purpose of exercising management or control. These underlying funds are noted as affiliated in the Fund's Schedule of Portfolio Investments. The affiliated underlying funds' annual or semiannual reports may be viewed at usaa.com. Transactions in affiliated securities during the year ended May 31, 2020 were as follows (amount in thousands):

	Fair Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 5/31/2020	Dividend Income
Affiliated Holdings
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	$2,187	$—	$—	$—	$—	($290)	$1,897	$64

9. Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the 1940 Act. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital, as the administrator of the LRMP. At an in-person meeting held on February 26, 2020, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

46

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Cornerstone Moderate Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Cornerstone Moderate Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 27, 2020

48

USAA Mutual Funds Trust	Supplemental Information May 31, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT available on the SEC's website at www.sec.gov.

49

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.

50

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

51

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

52

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

53

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, IMCO (September 2009-April 2014); President, AMCO (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011); Director of USAA Investment Management Company (IMCO) (since 2009); Chairman of Board of IMCO (since 2013); Director of USAA Asset Management Company (AMCO), (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS)(October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013); Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

**  Mr. McNamara and Mr. Brown are "Interested Persons" by reason of their relationships with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

54

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

55

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2019 through May 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

Beginning Account Value 12/1/19	Actual Ending Account Value 5/31/20	Hypothetical Ending Account Value 5/31/20	Actual Expenses Paid During Period 12/1/19- 5/31/20	Hypothetical Expenses Paid During Period 12/1/19- 5/31/20	Annualized Expense Ratio During Period 12/1/19- 5/31/20
$1,000.00	$965.70	$1,020.10	$4.82	$4.95	0.98%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 183/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

56

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)
Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended May 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2020:

Dividend Received Deduction (corporate shareholders)*	Qualified Dividend Income (non-corporate shareholders)*
14.95%	15.45%

*  Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any. All or a portion of these amounts may be exempt from taxation at the state level.

57

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*	You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to “opt-out” of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

26889-0720

MAY 31, 2020

Annual Report

USAA Cornerstone Moderately
Aggressive Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about September 8, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about September 8, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Financial Statements
Schedule of Portfolio Investments	9
Statement of Assets and Liabilities	29
Statement of Operations	30
Statements of Changes in Net Assets	31
Financial Highlights	32
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	48
Supplemental Information (Unaudited)	49
Proxy Voting and Portfolio Holdings Information	49
Trustees' and Officers' Information	50
Expense Examples	56
Additional Federal Income Tax Information	57
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

The previous decade ended with the longest-ever bull market in U.S. equities still intact, even as investors wrestled with issues like softening global economic data, Brexit, and U.S.-China trade relations. In retrospect, those worries seem so pedestrian given what we would soon experience.

A new and unexpected threat—a global pandemic, the novel coronavirus ("COVID-19")—first emerged in Asia and then began spreading globally and throughout the United States during the first quarter of 2020. This unprecedented and unanticipated event not only rendered all existing economic and earnings forecasts moot, but it also roiled stock and bond markets everywhere. Efforts to slow the spread of the virus, though successful to date, also brought the economy to a halt. The historic bull market in stocks ended virtually overnight.

After an initial severe sell-off in March, equity markets recovered sharply. As our annual reporting period drew to a close on May 31, 2020, many of the broad market indexes had recovered and volatility had returned to more palatable levels. In fact, despite all the chaos, the S&P 500® Index, one of the most popular measures of large U.S. stocks, finished the fiscal year (May 31, 2020) at approximately 3,044, which was up more than 10.6% from one year ago.

The market turmoil of early 2020 was not limited to equities. Fixed income volatility spiked when liquidity evaporated in late March as investors struggled to understand the ramifications of stay-at-home orders. Fortunately, the U.S. Federal Reserve (the "Fed") (as well as other global central banks) leapt into action—cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to stabilize markets.

The new lending facilities and programs had their intended effect of improving liquidity and trading. Credit spreads across corporate, high-yield, structured, and municipal markets were coaxed down from their highs. In addition, Congress came through with substantial fiscal stimulus that also was applauded by investors and markets. Although fixed income markets regained their footing, the yield on 10-Year Treasurys, a benchmark for low-risk investments, declined steadily during our fiscal year—from 2.14% at the beginning of our reporting period to approximately 0.65% as of May 31, 2020. This suggests that investors remain a little wary.

While the past year has been unprecedented for all of us, both personally and professionally, our portfolio managers continue to scrutinize the financial markets, economic conditions, and the trajectory of the pandemic, which will likely be the guiding factor on Fed policy and the markets.

No matter what happens in the near term, we believe that the massive monetary and fiscal policies introduced earlier this year will have longer-term ramifications. Despite this uncertainty, it's important to remain focused on your long-term investment goals and avoid making emotional decisions. If you invest with us directly, our Member Service Representatives are available to help. Call us at (800) 539-3863 or visit our website at vcm.com.

2

From all of us here at USAA Mutual Funds, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

3

USAA Mutual Funds Trust

USAA Cornerstone Moderately Aggressive Fund

Managers' Commentary

(Unaudited)

Victory Solutions

Mannik S. Dhillon, CFA, CAIA
Wasif A. Latif
Lance Humphrey, CFA
James F. Jackson, Jr., CFA
R. Neal Graves, CFA, CPA

•  What were the market conditions during the reporting period?

Global financial market performance varied widely over the period driven by uncertainty related to the duration and economic impact of the novel coronavirus ("COVID-19") pandemic. This generally led to a risk-off environment as investors flocked to safe haven assets such as U.S. Treasurys and gold. Global equities turned mostly lower with the exception of a small breadth of mega-cap securities well-positioned for an extended economic slowdown and the new stay-at-home paradigm. The final month and a half of the reporting period saw a rebound in risky assets as economies began a phased reopening.

Within the United States, the S&P 500® Index dropped nearly 34% from its 2020 high, before beginning to recoup losses with the support of comprehensive monetary and fiscal stimulus, along with encouraging results in COVID-19 vaccine trials. Over the reporting period, the S&P 500® Index returned 12.84%, with large-cap growth stocks leading the way, up to a return of 26.25% as represented by the Russell 1000 Growth Index. Value stocks and small-cap stocks underperformed growth stocks over the period, but more recently have seen a pickup in momentum. U.S. large-cap value stocks were down to a return of -1.64% over the reporting period as gauged by the Russell 1000 Value Index, while U.S. small-cap stocks, were down to a return of -3.44% as represented by the Russell 2000 Index.

Developed market international and emerging market equities followed a path similar to U.S. equities. Markets led investors on a rollercoaster ride that saw both the MSCI EAFE Index and MSCI Emerging Markets Index drop approximately 34% from their highs in the year. The market drawdown hit bottom on March 23rd and then started a steady ascent, erasing most of the losses as European Central Bank quantitative easing and talks of a 750-billion euros fiscal stimulus helped bolster momentum in the market's recovery. Over the reporting period, developed international equities, represented by the MSCI EAFE Index, were down to a return of -2.81%, while the MSCI Emerging Markets Index returned -4.39%.

Within fixed-income, interest rate-sensitive treasury bonds outperformed credit-sensitive investment-grade and high-yield corporate bonds. Investor demand for U.S. Treasurys drove yields to new lows, while credit spreads reached unprecedented levels as liquidity issues began to seize up parts of credit and municipal markets. The U.S. Federal Reserve (the "Fed") intervened, providing liquidity by expanding open market purchases to include

4

USAA Mutual Funds Trust

USAA Cornerstone Moderately Aggressive Fund (continued)

Managers' Commentary (continued)

municipal and corporate bonds. Bloomberg Barclays US Treasury 20+ Year Total Return Index returned 27.46% over the reporting period, while the Bloomberg Barclays U.S. Aggregate Bond Index returned 9.42%. High-yield bonds finished the period slightly positive, up 1.32% as gauged by the Bloomberg Barclays US Corporate High Yield Index.

•  How did the USAA Cornerstone Moderately Aggressive Fund (the "Fund") perform during the reporting period?

For the reporting period ended May 31, 2020, the Fund had a total return of 2.59%. This compares to returns of 5.43% for the MSCI All Country World Index and 6.42% for the Cornerstone Moderately Aggressive Composite Index.

•  What strategies did you employ during the reporting period?

The equity portfolio's overall tilt toward value stocks, especially within U.S. large-cap stocks, was a key factor in underperformance relative to the benchmark over the reporting period. An underweight to U.S. equities along with negative stock selection effects within emerging market and developed international equities weighed on relative performance.

Within the fixed income portion of the portfolio, a slight overweight to treasurys and an underweight to high yield contributed to relative performance, while allocations to corporate bonds detracted from performance.

Commodities as an asset class were down over the period with the Bloomberg Commodity Index returning -17.06%; however, gold outperformed. Gold's overweight within the portfolio contributed positively to relative performance over the period. A slight overweight to REITs relative to the benchmark detracted from performance.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Cornerstone Moderately Aggressive Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended May 31, 2020

INCEPTION DATE	8/15/84
	Net Asset Value	MSCI All-Country World Index[1]	Cornerstone Moderately Aggressive Composite Index[2]
One Year	2.59%	5.43%	6.42%
Five Year	2.40%	5.28%	5.07%
Ten Year	5.14%	8.47%	7.29%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Cornerstone Moderately Aggressive Fund — Growth of $10,000

1 The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

2 The Cornerstone Moderately Aggressive Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (34%), the MSCI ACWI ex USA IMI Net (23%), the Bloomberg Barclays U.S. Universal Index (38%), the Bloomberg Commodity Index Total Return (1.5%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (1.5%), and the Bloomberg Barclays U.S. Treasury — Bills (1-3M) (2%).

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	May 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

The Fund's investment objective is to seek capital appreciation with a secondary focus on current income.

Top 10 Holdings*:

May 31, 2020

(% of Net Assets)

Vanguard FTSE Developed Markets ETF	7.7%
iShares Core MSCI Emerging Markets ETF	2.9%
iShares Core S&P 500 ETF	2.9%
Vanguard FTSE Europe ETF	2.8%
Schwab Fundamental International Large Co. Index ETF	2.8%
iShares Core MSCI EAFE ETF	2.6%
iShares Core US Aggregate Bond ETF	2.1%
Vanguard S&P 500 ETF	2.1%
Schwab Fundamental Emerging Markets Large Co. Index ETF	1.9%
U.S. Treasury Notes, 1.63%, 2/15/2026	1.5%

*  Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund (continued)	May 31, 2020

Asset Allocation*:

May 31, 2020

(% of Net Assets)

*  Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

8

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Asset Backed Securities (2.3%)
American Express Credit Account Master Trust, Series 2019-2, Class B, 2.86%, 11/15/24	$2,836	$2,870
Americredit Automobile Receivables Trust, Series 2018-1, Class C, 3.50%, 1/18/24, Callable 10/18/22 @ 100	4,640	4,773
Americredit Automobile Receivables Trust, Series 2018-2, Class A3, 3.15%, 3/20/23, Callable 3/18/23 @ 100	537	544
ARI Fleet Lease Trust, Series 2020-A, Class A3, 1.80%, 8/15/28, Callable 5/15/23 @ 100 (a)	766	762
Canadian Pacer Auto Receivables Trust, Series 2018-1A, Class C, 3.82%, 4/19/24, Callable 5/19/21 @ 100 (a)	2,084	2,109
CarMax Auto Owner Trust, Series 2020-1, Class B, 2.21%, 9/15/25, Callable 12/15/23 @ 100	1,084	1,063
Credit Acceptance Auto Loan Trust, Series 2018-3A, Class A, 3.55%, 8/15/27, Callable 10/15/21 @ 100 (a)	2,701	2,722
Dell Equipment Finance Trust, Series 2020-1, Class A3, 2.24%, 2/22/23, Callable 10/22/22 @ 100 (a)	569	568
Drive Auto Receivables Trust, Series 2019-1, Class C, 3.78%, 4/15/25, Callable 6/15/22 @ 100	1,247	1,260
Element Rail Leasing I LLC, Series 2014-1A, Class A2, 3.67%, 4/19/44 (a)	2,320	2,323
Enterprise Fleet Financing LLC, Series 2020-1, Class A3, 1.86%, 12/22/25 (a)	697	685
Evergreen Credit Card Trust, Series 2019-2, Class A, 1.90%, 9/15/24 (a)	1,916	1,919
Exeter Automobile Receivables Trust, Series 2017-3A, Class D, 5.28%, 10/15/24, Callable 3/15/22 @ 100 (a)	850	820
Exeter Automobile Receivables Trust, Series 2019-2A, Class C, 3.30%, 3/15/24, Callable 12/15/22 @ 100 (a)	1,705	1,713
Exeter Automobile Receivables Trust, Series 2020-1A, Class B, 2.26%, 4/15/24, Callable 5/15/24 @ 100 (a)	873	872
Ford Credit Auto Owner Trust, Series 2019-A, Class A3, 2.78%, 9/15/23, Callable 3/15/23 @ 100	612	629
Ford Credit Auto Owner Trust, Series 2020-1, Class B, 2.29%, 8/15/31, Callable 2/15/25 @ 100 (a)	1,134	993
GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class A4, 1.74%, 8/18/25, Callable 12/16/23 @ 100	1,421	1,458
GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class A4, 1.90%, 3/17/25, Callable 2/16/23 @ 100	1,134	1,162
Goal Capital Funding Trust, Series 2005-2, Class A4, 0.56% (LIBOR03M+20bps), 8/25/44, Callable 8/25/20 @ 100 (b)	1,356	1,267
Great American Auto Leasing, Inc., Series 2019-1, Class A3, 3.05%, 9/15/22, Callable 12/15/22 @ 100 (a)	777	786
Hertz Vehicle Financing II LP, Series 2019-3A, Class A, 2.67%, 12/26/25 (a)	1,390	1,318
HPEFS Equipment Trust, Series 2020-1A, Class B, 1.89%, 2/20/30, Callable 2/20/23 @ 100 (a)	436	432
HPEFS Equipment Trust, Series 2019-1A, Class C, 2.49%, 9/20/29, Callable 7/20/22 @ 100 (a)	766	751
John Deere Owner Trust, Series 2020-A, Class A4, 1.21%, 11/16/26, Callable 4/15/23 @ 100	1,701	1,690
Kubota Credit Owner Trust, Series 2020-1A, Class A4, 2.26%, 7/15/26, Callable 10/15/23 @ 100 (a)	738	744

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
MMAF Equipment Finance LLC, Series 2017-B, Class A4, 2.41%, 11/15/24, Callable 2/15/28 @ 100 (a)	$1,701	$1,723
Navient Student Loan Trust, Series 2015-2, Class B, 1.67% (LIBOR01M+150bps), 8/25/50, Callable 10/25/28 @ 100 (b)	1,800	1,553
NP SPE II LLC, Series 2017-1A, Class A1, 3.37%, 10/21/47, Callable 10/20/27 @ 100 (a)	645	626
OSCAR US Funding Trust IX LLC, Series 2018-2A, Class A4, 3.63%, 9/10/25 (a)	4,600	4,718
SCF Equipment Leasing LLC, Series 2017-2A, Class A, 3.41%, 12/20/23, Callable 6/20/20 @ 100 (a)	998	995
SLM Student Loan Trust, Series 2003-14, Class B, 1.54% (LIBOR03M+55bps), 10/25/65, Callable 10/25/28 @ 100 (b)	675	603
SLM Student Loan Trust, Series 2006-2, Class B, 1.21% (LIBOR03M+22bps), 1/25/41, Callable 4/25/32 @ 100 (b)	1,893	1,634
Synchrony Credit Card Master Note Trust, Series 2016-2, Class C, 2.95%, 5/15/24	2,648	2,648
Synchrony Credit Card Master Note Trust, Series 2018-2, Class A, 3.47%, 5/15/26	3,015	3,169
Transportation Finance Equipment Trust, Series 2019-1, Class B, 2.06%, 5/23/24, Callable 9/23/23 @ 100 (a)	600	578
Transportation Finance Equipment Trust, Series 2019-1, Class A4, 1.88%, 3/25/24, Callable 9/23/23 @ 100 (a)	1,701	1,663
Trinity Rail Leasing LLC, Series 2019-2A, Class A2, 3.10%, 10/18/49, Callable 10/17/20 @ 100 (a)	1,000	937
Westlake Automobile Receivables Trust, Series 2020-1A, Class B, 1.94%, 4/15/25, Callable 6/15/24 @ 100 (a)	2,836	2,841
Westlake Automobile Receivables Trust, Series 2018-2A, Class D, 4.00%, 1/16/24, Callable 10/15/21 @ 100 (a)	1,500	1,513
Total Asset Backed Securities (Cost $61,745)		61,434
Collateralized Mortgage Obligations (0.8%)
Banc of America Commercial Mortgage Trust, Series 2006-3, Class AM, 5.66%, 7/10/44 (c)	3,874	779
Banc of America Commercial Mortgage Trust, Series 2008-1, Class AJ, 6.57%, 2/10/51 (c)	130	132
BANK, Series 2019-BNK20, Class A3, 3.01%, 9/15/61	1,750	1,896
Barclays Commercial Mortgage Trust, Series 2019-C5, Class ASB, 2.99%, 11/15/52	1,322	1,398
Benchmark Mortgage Trust, Series 2020-B17, Class ASB, 2.18%, 3/15/53	1,134	1,144
Benchmark Mortgage Trust, Series 2019-B14, Class A5, 3.05%, 12/15/61	2,269	2,454
BTH Mortgage-Backed Securities Trust, Series 2018-21, Class A, 2.87% (LIBOR01M+250bps), 10/7/21 (a) (b)	2,320	2,231
BX Trust, Series 2019-OC11, Class A, 3.20%, 12/9/41 (a)	1,047	1,055
Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class AAB, 2.61%, 1/15/53	1,134	1,172
Citigroup Commercial Mortgage Trust, Series 2020-555, Class A, 2.65%, 12/10/41 (a)	1,701	1,638
COMM Mortgage Trust, Series 2019-GC44, Class ASB, 2.87%, 8/15/57	1,701	1,789
Credit Suisse Commercial Mortgage Trust, Series 2007-C1, Class AMFL, 0.37% (LIBOR01M+19bps), 2/15/40 (b)	55	51
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA, 1.90%, 1/15/49 (c) (d)	21,947	1,724
DBJPM Mortgage Trust, Series 2016-SFC, Class A, 2.83%, 8/10/36 (a)	1,000	903
GE Commercial Mortgage Corp., Series 2007-C1, Class AM, 5.61%, 12/10/49 (c)	579	411

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
GS Mortgage Securities Trust, Series 2020-GC45, Class AAB, 2.84%, 2/13/53	$608	$638
GS Mortgage Securities Trust, Series 2020-GC45, Class A5, 2.91%, 2/13/53	720	770
UBS Commercial Mortgage Trust, Series 2012-C1, Class XA, 2.07%, 5/10/45 (a) (c) (d)	20,964	591
Total Collateralized Mortgage Obligations (Cost $23,730)		20,776
Common Stocks (23.6%)
Communication Services (1.9%):
Activision Blizzard, Inc.	36,804	2,649
Alphabet, Inc. Class C (e)	5,863	8,378
AMC Networks, Inc. Class A (e)	6,532	185
AT&T, Inc.	143,798	4,437
Charter Communications, Inc. Class A (e)	5,594	3,043
Comcast Corp. Class A	107,771	4,268
DISH Network Corp. Class A (e)	118,736	3,758
Electronic Arts, Inc. (e)	21,912	2,692
Entravision Communications Corp. Class A	64,505	97
Facebook, Inc. Class A (e)	27,287	6,142
Fox Corp. Class A	111,615	3,256
Gray Television, Inc. (e)	24,849	346
John Wiley & Sons, Inc. Class A	4,331	174
Match Group, Inc. (e) (f)	25,603	2,280
Meredith Corp.	18,723	280
Shenandoah Telecommunications Co. (f)	4,312	227
Sinclair Broadcast Group, Inc. Class A	6,725	126
Sirius XM Holdings, Inc. (f)	399,873	2,327
Take-Two Interactive Software, Inc. (e)	18,739	2,552
Verizon Communications, Inc.	76,879	4,411
		51,628
Consumer Discretionary (1.9%):
Asbury Automotive Group, Inc. (e) (f)	1,875	135
AutoZone, Inc. (e)	2,299	2,639
Big Lots, Inc.	4,338	168
Booking Holdings, Inc. (e)	1,888	3,095
Cracker Barrel Old Country Store, Inc.	2,776	297
Deckers Outdoor Corp. (e)	1,373	251
Dick's Sporting Goods, Inc.	5,620	203
Dollar General Corp.	14,971	2,867
Domino's Pizza, Inc.	6,186	2,387
Foot Locker, Inc.	10,573	293
Gentex Corp.	10,424	276
G-III Apparel Group Ltd. (e)	20,304	210
Graham Holdings Co. Class B	315	113
Group 1 Automotive, Inc.	2,255	142
H&R Block, Inc.	13,186	224
Helen of Troy Ltd. (e)	715	130
Kontoor Brands, Inc. (f)	17,502	256
La-Z-Boy, Inc.	5,684	146
Lowe's Cos., Inc.	25,428	3,314
Lululemon Athletica, Inc. (e)	11,043	3,314

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Macy's, Inc. (f)	25,642	$163
Nike, Inc. Class B	68,146	6,718
Office Depot, Inc.	71,547	177
O'Reilly Automotive, Inc. (e)	6,063	2,530
Penske Automotive Group, Inc.	2,801	100
Qurate Retail, Inc. Class A (e)	31,036	256
Steven Madden Ltd.	5,575	131
Sturm Ruger & Co., Inc. (f) (g)	3,062	191
Target Corp. (g)	23,709	2,900
Tesla, Inc. (e)	3,869	3,231
Texas Roadhouse, Inc.	3,633	188
The Buckle, Inc.	23,101	325
The Home Depot, Inc.	35,236	8,755
Toll Brothers, Inc.	11,685	378
Williams-Sonoma, Inc.	3,695	307
Wingstop, Inc.	1,556	190
Yum! Brands, Inc.	28,582	2,565
		49,565
Consumer Staples (1.7%):
Cal-Maine Foods, Inc. (e)	3,820	170
Colgate-Palmolive Co.	38,122	2,757
Costco Wholesale Corp.	10,493	3,237
Edgewell Personal Care Co. (e)	8,834	269
Flowers Foods, Inc.	13,178	311
Hostess Brands, Inc. (e)	14,788	179
Ingles Markets, Inc. Class A	4,230	180
Kimberly-Clark Corp.	18,724	2,648
Philip Morris International, Inc.	89,888	6,594
Pilgrim's Pride Corp. (e)	14,051	290
Sanderson Farms, Inc.	801	106
Sprouts Farmers Market, Inc. (e)	11,897	299
Sysco Corp.	45,820	2,527
The Clorox Co. (f)	24,244	5,000
The Kroger Co.	162,799	5,311
The Procter & Gamble Co.	74,406	8,625
Tyson Foods, Inc. Class A	50,946	3,130
U.S. Foods Holding Corp. (e)	12,254	235
Walgreens Boots Alliance, Inc.	70,283	3,018
		44,886
Energy (0.7%):
Bonanza Creek Energy, Inc. (e)	8,639	146
Chevron Corp.	42,884	3,932
ConocoPhillips	135,795	5,728
Delek U.S. Holdings, Inc.	8,763	172
PBF Energy, Inc. Class A	16,788	178
Phillips 66	75,309	5,894
Renewable Energy Group, Inc. (e) (f)	16,870	480
Valero Energy Corp.	40,498	2,699
		19,229

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (3.2%):
Affiliated Managers Group, Inc.	3,800	$253
AGNC Investment Corp.	11,638	151
American Equity Investment Life Holding Co.	12,262	266
Annaly Capital Management, Inc.	30,770	190
Aon PLC Class A	14,053	2,768
BancFirst Corp.	3,148	120
Bank of Hawaii Corp.	6,930	446
BankUnited, Inc.	15,484	286
Brown & Brown, Inc.	65,999	2,653
Cadence Bancorp	16,097	130
Capital One Financial Corp.	49,030	3,336
Cathay General Bancorp	12,113	329
Chimera Investment Corp. (f)	24,995	208
Cullen/Frost Bankers, Inc.	5,353	407
Employers Holdings, Inc.	7,460	223
Essent Group Ltd.	13,678	452
Fifth Third Bancorp	164,554	3,191
First Bancorp, Inc.	18,407	101
First Republic Bank	24,199	2,618
Great Western Bancorp, Inc.	13,705	195
Intercontinental Exchange, Inc.	28,863	2,807
JPMorgan Chase & Co.	47,196	4,593
Ladder Capital Corp.	19,198	153
Legg Mason, Inc.	2,529	126
LPL Financial Holdings, Inc.	3,211	229
MarketAxess Holdings, Inc.	5,128	2,608
MetLife, Inc.	86,672	3,121
MGIC Investment Corp.	18,032	148
Morgan Stanley	80,245	3,547
Mr. Cooper Group, Inc. (e)	25,755	287
MSCI, Inc.	14,789	4,863
National General Holdings Corp.	10,312	209
Nelnet, Inc. Class A	3,668	181
New York Community Bancorp, Inc. (f)	22,104	222
NMI Holdings, Inc. Class A (e)	18,358	282
Primerica, Inc. (f)	2,579	293
Radian Group, Inc.	31,211	496
Regions Financial Corp.	284,265	3,215
S&P Global, Inc.	18,932	6,153
State Street Corp.	50,076	3,053
SVB Financial Group (e)	12,593	2,704
Synchrony Financial	158,866	3,236
Synovus Financial Corp.	5,543	106
T. Rowe Price Group, Inc.	21,979	2,657
The Allstate Corp.	48,800	4,773
The Goldman Sachs Group, Inc.	17,354	3,410
The PNC Financial Services Group, Inc.	26,323	3,002
The Progressive Corp.	67,126	5,214
U.S. Bancorp	76,628	2,725

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Universal Insurance Holdings, Inc.	11,014	$197
Waddell & Reed Financial, Inc. Class A (f)	22,183	289
Walker & Dunlop, Inc.	11,138	451
Webster Financial Corp.	7,077	200
Western Alliance Bancorp	11,842	452
World Acceptance Corp. (e)	4,637	308
		84,633
Health Care (4.0%):
AbbVie, Inc.	77,692	7,200
Acadia Healthcare Co., Inc. (e)	3,673	105
Amedisys, Inc. (e)	1,756	337
Amgen, Inc.	28,888	6,636
AMN Healthcare Services, Inc. (e)	8,350	371
Anthem, Inc.	11,660	3,429
Biogen, Inc. (e)	18,418	5,656
Bristol-Myers Squibb Co.	113,904	6,802
Bruker Corp.	7,414	321
Cerner Corp.	35,108	2,560
Chemed Corp.	1,025	491
Cigna Corp.	17,197	3,393
Corcept Therapeutics, Inc. (e)	31,367	475
Covetrus, Inc. (e) (f)	10,811	165
CVS Health Corp.	53,379	3,500
DaVita, Inc. (e)	28,474	2,305
DexCom, Inc. (e)	6,892	2,607
Eli Lilly & Co.	40,701	6,225
Encompass Health Corp.	4,815	353
Halozyme Therapeutics, Inc. (e)	7,110	173
HCA Healthcare, Inc.	28,810	3,080
HealthEquity, Inc. (e)	2,311	143
Hill-Rom Holdings, Inc.	4,266	434
Horizon Therapeutics PLC (e)	4,776	242
IDEXX Laboratories, Inc. (e)	8,362	2,583
Innoviva, Inc. (e)	19,508	273
Johnson & Johnson (g)	69,539	10,344
Masimo Corp. (e)	1,783	428
Medpace Holdings, Inc. (e) (f)	2,219	206
Merck & Co., Inc.	46,250	3,733
Meridian Bioscience, Inc. (e)	14,528	225
Mettler-Toledo International, Inc. (e)	3,247	2,581
Molina Healthcare, Inc. (e)	683	127
Patterson Cos., Inc. (g)	10,633	209
PerkinElmer, Inc.	4,469	449
Pfizer, Inc.	108,010	4,125
Phibro Animal Health Corp. Class A	12,126	318
PRA Health Sciences, Inc. (e)	3,209	332
Prestige Consumer Healthcare, Inc. (e) (f)	6,280	265
Regeneron Pharmaceuticals, Inc. (e)	4,705	2,883
ResMed, Inc.	15,336	2,466
Select Medical Holdings Corp. (e)	16,909	273

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Simulations Plus, Inc.	4,031	$204
Supernus Pharmaceuticals, Inc. (e)	7,621	184
The Ensign Group, Inc.	7,855	344
United Therapeutics Corp. (e)	3,747	442
UnitedHealth Group, Inc.	30,070	9,167
Vertex Pharmaceuticals, Inc. (e)	10,277	2,959
Waters Corp. (e)	12,351	2,468
West Pharmaceutical Services, Inc.	12,152	2,625
		107,216
Industrials (2.3%):
3M Co.	19,060	2,982
ACCO Brands Corp.	20,027	124
AECOM (e)	9,335	362
Allison Transmission Holdings, Inc.	9,287	350
Apogee Enterprises, Inc.	8,006	165
ArcBest Corp.	5,765	129
Atkore International Group, Inc. (e)	10,187	273
Carrier Global Corp. (e)	316,574	6,480
Cimpress PLC (e) (f)	3,009	271
Crane Co.	4,865	271
Cummins, Inc.	18,444	3,128
Deluxe Corp.	4,690	109
Eaton Corp. PLC	36,387	3,089
EnPro Industries, Inc.	2,535	114
FedEx Corp.	24,989	3,263
FTI Consulting, Inc. (e)	1,143	138
Generac Holdings, Inc. (e)	2,165	241
General Dynamics Corp.	23,712	3,482
GMS, Inc. (e)	12,540	257
Herman Miller, Inc.	19,031	438
Hillenbrand, Inc.	8,574	221
IHS Markit Ltd.	37,809	2,626
Illinois Tool Works, Inc.	16,104	2,777
KAR Auction Services, Inc.	11,616	167
Knoll, Inc.	9,735	103
Lockheed Martin Corp.	15,402	5,983
Masonite International Corp. (e)	2,820	187
Meritor, Inc. (e)	9,840	201
MSC Industrial Direct Co., Inc.	4,610	320
Northrop Grumman Corp.	8,211	2,752
nVent Electric PLC	8,832	162
Old Dominion Freight Line, Inc.	15,722	2,690
Oshkosh Corp.	4,549	327
Otis Worldwide Corp.	48,437	2,550
Patrick Industries, Inc.	9,574	497
Regal Beloit Corp.	5,384	428
Resideo Technologies, Inc. (e)	39,717	280
Rockwell Automation, Inc.	12,443	2,690
Rush Enterprises, Inc. Class A	7,159	298
Steelcase, Inc. Class A	37,383	433

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Teledyne Technologies, Inc. (e)	7,489	$2,802
The Timken Co.	6,171	262
The Toro Co.	2,191	156
Trinity Industries, Inc.	6,701	134
Verisk Analytics, Inc.	15,858	2,738
Wabash National Corp.	22,007	210
Werner Enterprises, Inc. (f)	5,612	259
WESCO International, Inc. (e)	7,407	247
WW Grainger, Inc.	8,170	2,530
		60,696
Information Technology (5.6%):
Accenture PLC Class A	16,623	3,352
Adobe, Inc. (e)	19,128	7,395
Apple, Inc.	116,492	37,037
Applied Materials, Inc.	59,458	3,340
Aspen Technology, Inc. (e)	2,614	276
Belden, Inc.	3,244	110
Broadcom, Inc.	12,895	3,756
CACI International, Inc. Class A (e)	1,466	368
Cardtronics PLC Class A (e)	10,826	262
CDW Corp. (f)	21,626	2,399
Ciena Corp. (e)	4,262	236
Cirrus Logic, Inc. (e)	5,182	376
Cisco Systems, Inc.	94,570	4,522
Citrix Systems, Inc.	16,427	2,433
Cognizant Technology Solutions Corp. Class A	50,314	2,667
Coherent, Inc. (e)	1,845	268
CoreLogic, Inc.	3,884	192
CSG Systems International, Inc. (f)	6,452	306
DocuSign, Inc. (e)	20,587	2,877
Euronet Worldwide, Inc. (e)	1,670	158
Fair Isaac Corp. (e)	856	345
HP, Inc.	353,533	5,352
Insight Enterprises, Inc. (e)	3,695	189
Intel Corp.	75,488	4,750
InterDigital, Inc.	3,466	191
Intuit, Inc.	9,792	2,843
J2 Global, Inc. (e)	5,384	422
Jabil, Inc.	9,789	293
KBR, Inc.	12,958	304
KLA Corp.	15,094	2,656
Kulicke & Soffa Industries, Inc.	8,433	189
Lam Research Corp.	32,358	8,855
Leidos Holdings, Inc.	24,529	2,583
LogMeIn, Inc.	1,935	164
Manhattan Associates, Inc. (e) (f)	4,145	366
Mastercard, Inc. Class A	14,322	4,309
MAXIMUS, Inc.	6,768	487
Methode Electronics, Inc.	6,180	194
Micron Technology, Inc. (e)	65,820	3,153

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Microsoft Corp. (g)	62,924	$11,531
NCR Corp. (e)	14,424	260
NIC, Inc.	14,348	345
NVIDIA Corp.	23,176	8,228
Oracle Corp.	67,615	3,636
Paylocity Holding Corp. (e)	995	129
Perspecta, Inc.	9,912	220
Proofpoint, Inc. (e)	1,277	148
Science Applications International Corp.	1,689	149
Seagate Technology PLC	58,008	3,077
SMART Global Holdings, Inc. (e)	8,206	220
SYNNEX Corp.	1,858	198
Teradyne, Inc.	3,618	242
Texas Instruments, Inc.	26,087	3,098
The Hackett Group, Inc.	24,356	336
Ultra Clean Holdings, Inc. (e)	15,856	329
VeriSign, Inc. (e)	11,102	2,431
VMware, Inc. Class A (e) (f)	21,683	3,388
		147,940
Materials (0.8%):
Air Products & Chemicals, Inc.	11,796	2,850
Berry Global Group, Inc. (e)	4,694	211
Domtar Corp.	7,070	144
Huntsman Corp.	17,220	312
Hycroft Mining Corp. (e) (h) (n)	1,040,251	1,469
Linde PLC	16,546	3,348
LyondellBasell Industries NV Class A	97,371	6,208
Newmont Corp.	42,425	2,481
Reliance Steel & Aluminum Co.	4,868	472
Resolute Forest Products, Inc. (e)	39,588	74
Schweitzer-Mauduit International, Inc.	7,267	221
Silgan Holdings, Inc.	13,205	442
The Sherwin-Williams Co.	4,780	2,839
Trinseo SA	5,182	107
Warrior Met Coal, Inc.	30,287	426
		21,604
Real Estate (0.8%):
Alexandria Real Estate Equities, Inc.	2,478	381
American Tower Corp.	9,530	2,460
AvalonBay Communities, Inc.	3,005	469
Boston Properties, Inc.	3,327	286
Brixmor Property Group, Inc.	18,249	204
Camden Property Trust	2,083	191
CBRE Group, Inc. Class A (e)	6,842	301
City Office REIT, Inc.	15,471	144
CoreCivic, Inc.	13,137	158
Crown Castle International Corp.	8,946	1,540
Digital Realty Trust, Inc.	5,656	812
Diversified Healthcare Trust	49,448	177

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Duke Realty Corp.	7,909	$273
EPR Properties (f)	6,303	199
Equinix, Inc.	1,835	1,280
Equity LifeStyle Properties, Inc.	3,722	232
Equity Residential	7,990	484
Essex Property Trust, Inc.	1,422	345
Extra Space Storage, Inc.	2,786	269
Federal Realty Investment Trust	1,625	130
Gaming and Leisure Properties, Inc.	13,249	458
Healthpeak Properties, Inc.	10,649	262
Host Hotels & Resorts, Inc.	15,431	184
Invitation Homes, Inc.	11,569	304
Iron Mountain, Inc. (f)	6,178	159
iStar, Inc.	14,075	154
Jones Lang LaSalle, Inc.	2,733	280
Kimco Realty Corp.	9,085	101
Lamar Advertising Co. Class A	5,195	344
LTC Properties, Inc. (f)	11,635	428
Medical Properties Trust, Inc.	29,672	536
Mid-America Apartment Communities, Inc.	2,454	285
National Retail Properties, Inc.	3,693	116
Omega Healthcare Investors, Inc.	12,612	393
PotlatchDeltic Corp.	9,666	328
Preferred Apartment Communities, Inc. Class A	15,457	108
Prologis, Inc.	15,864	1,452
Public Storage	3,383	686
Realty Income Corp.	7,012	388
Regency Centers Corp.	3,605	154
SBA Communications Corp.	2,423	761
Simon Property Group, Inc.	6,602	381
SL Green Realty Corp.	1,724	73
Summit Hotel Properties, Inc.	28,006	175
Sun Communities, Inc.	1,994	274
The GEO Group, Inc.	12,826	154
UDR, Inc.	6,305	233
Universal Health Realty Income Trust	1,610	150
Ventas, Inc.	8,020	280
VEREIT, Inc.	22,972	126
VICI Properties, Inc.	9,919	195
Vornado Realty Trust (f)	3,696	134
Welltower, Inc.	8,730	442
Weyerhaeuser Co.	16,032	324
WP Carey, Inc.	3,707	222
		21,379
Utilities (0.7%):
ALLETE, Inc.	4,368	257
Clearway Energy, Inc. Class C	10,181	223
Duke Energy Corp. (g)	38,544	3,300
Eversource Energy (g)	32,317	2,705
Exelon Corp.	84,448	3,235

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
IDACORP, Inc.	4,315	$402
New Jersey Resources Corp.	10,927	384
NextEra Energy, Inc. (g)	13,694	3,500
NorthWestern Corp.	3,706	223
Southwest Gas Holdings, Inc.	4,872	370
The Southern Co. (g)	50,034	2,855
WEC Energy Group, Inc. (g)	29,186	2,677
		20,131
Total Common Stocks (Cost $594,434)		628,907
Preferred Stocks (0.7%)
Communication Services (0.2%):
Qwest Corp., 6.50%, 9/1/56	220,000	5,161
Consumer Staples (0.2%):
CHS, Inc., cumulative redeemable, Series 1, 7.88% (i)	30,000	831
Dairy Farmers of America, Inc., cumulative redeemable, 7.88% (a) (i)	45,000	3,870
		4,701
Financials (0.3%):
American Overseas Group Ltd., non-cumulative, Series A 3.88% (LIBOR03M+356bps), 12/15/66 (b) (h) (j)	3,500	875
Delphi Financial Group, Inc., 3.58% (LIBOR03M+319bps), 5/15/37 (b) (h)	309,253	6,804
		7,679
Total Preferred Stocks (Cost $20,110)		17,541
Senior Secured Loans (0.1%)
Academy Ltd., 1st Lien Term Loan B, 5.00% (LIBOR01M+400bps), 7/2/22 (b)	$5,221	3,890
Total Senior Secured Loans (Cost $4,611)		3,890
Corporate Bonds (10.9%)
Communication Services (0.4%):
AT&T, Inc., 2.30%, 6/1/27, Callable 4/1/27 @ 100	1,709	1,736
Fox Corp., 3.05%, 4/7/25, Callable 3/7/25 @ 100	812	866
The Walt Disney Co., 2.20%, 1/13/28	758	791
T-Mobile USA, Inc., 3.88%, 4/15/30, Callable 1/15/30 @ 100 (a) (g)	2,064	2,239
Verizon Communications, Inc., 4.50%, 8/10/33	3,403	4,212
		9,844
Consumer Discretionary (0.4%):
AutoNation, Inc., 4.75%, 6/1/30, Callable 3/1/30 @ 100	683	713
eBay, Inc., 1.90%, 3/11/25, Callable 2/11/25 @ 100	1,984	2,005
General Motors Co., 6.80%, 10/1/27, Callable 8/1/27 @ 100 (f)	711	812
Hasbro, Inc., 3.55%, 11/19/26, Callable 9/19/26 @ 100	1,361	1,400
Nordstrom, Inc., 4.38%, 4/1/30, Callable 1/1/30 @ 100	1,134	837
O'Reilly Automotive, Inc., 4.20%, 4/1/30, Callable 1/1/30 @ 100	1,500	1,700
VF Corp., 2.95%, 4/23/30, Callable 1/23/30 @ 100	853	890
Volkswagen Group of America Finance LLC, 3.20%, 9/26/26, Callable 7/26/26 @ 100 (a) (f)	711	730
		9,087

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Consumer Staples (0.7%):
Altria Group, Inc., 3.40%, 5/6/30, Callable 2/6/30 @ 100 (f)	$814	$859
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, 2/1/36, Callable 8/1/35 @ 100	2,836	3,218
BAT Capital Corp., 2.79%, 9/6/24, Callable 8/6/24 @ 100	3,000	3,124
Kraft Heinz Foods Co., 3.75%, 4/1/30, Callable 1/1/30 @ 100 (a)	1,277	1,321
McCormick & Co., Inc., 2.50%, 4/15/30, Callable 1/15/30 @ 100	497	517
Mondelez International, Inc., 2.75%, 4/13/30, Callable 1/13/30 @ 100	375	395
PepsiCo, Inc., 2.25%, 3/19/25, Callable 2/19/25 @ 100	2,639	2,819
Sysco Corp., 5.95%, 4/1/30, Callable 1/1/30 @ 100	668	802
The Coca-Cola Co., 3.45%, 3/25/30	1,750	2,035
The Procter & Gamble Co., 3.00%, 3/25/30	1,138	1,304
Unilever Capital Corp., 2.60%, 5/5/24, Callable 3/5/24 @ 100	3,000	3,212
		19,606
Energy (1.3%):
Cameron LNG LLC, 3.30%, 1/15/35, Callable 9/15/34 @ 100 (a)	2,165	2,311
Cheniere Corpus Christi Holdings LLC, 3.70%, 11/15/29, Callable 5/18/29 @ 100 (a)	2,837	2,822
Diamondback Energy, Inc., 3.25%, 12/1/26, Callable 10/1/26 @ 100	1,702	1,657
Enable Midstream Partners LP, 4.15%, 9/15/29, Callable 6/15/29 @ 100	3,000	2,440
Enbridge Energy Partners LP, 7.38%, 10/15/45, Callable 4/15/45 @ 100 (g)	1,300	1,787
Energy Transfer Operating LP, 3.75%, 5/15/30, Callable 2/15/30 @ 100	1,701	1,676
Enterprise Products Operating LLC, 2.80%, 1/31/30, Callable 10/31/29 @ 100	1,701	1,774
Enterprise TE Partners LP, 4.68% (LIBOR03M+278bps), 6/1/67, Callable 7/6/20 @ 100 (b)	500	424
EOG Resources, Inc., 4.38%, 4/15/30, Callable 1/15/30 @ 100	525	619
EQM Midstream Partners LP, 4.75%, 7/15/23, Callable 6/15/23 @ 100 (g)	5,600	5,536
EQT Corp., 7.00%, 2/1/30, Callable 11/1/29 @ 100	1,148	1,218
Exxon Mobil Corp., 2.99%, 3/19/25, Callable 2/19/25 @ 100 (g)	2,837	3,102
Marathon Petroleum Corp., 4.70%, 5/1/25, Callable 4/1/25 @ 100	800	884
National Oilwell Varco, Inc., 3.60%, 12/1/29, Callable 9/1/29 @ 100	2,269	2,121
Occidental Petroleum Corp. 3.50%, 8/15/29, Callable 5/15/29 @ 100	419	285
4.40%, 8/15/49, Callable 2/15/49 @ 100	1,134	672
ONEOK, Inc., 6.35%, 1/15/31, Callable 10/15/30 @ 100	1,422	1,604
Rockies Express Pipeline LLC, 4.80%, 5/15/30, Callable 2/15/30 @ 100 (a)	1,134	1,055
Sabine Pass Liquefaction LLC, 4.50%, 5/15/30, Callable 11/15/29 @ 100 (a)	178	195
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.50%, 3/1/30, Callable 3/1/25 @ 102.75 (a)	1,134	1,137
Western Midstream Operating LP, 3.10%, 2/1/25, Callable 1/1/25 @ 100	1,194	1,110
		34,429
Financials (3.7%):
Amcor Finance USA, Inc., 3.63%, 4/28/26, Callable 1/28/26 @ 100	500	533
AmTrust Financial Services, Inc., 6.13%, 8/15/23 (f)	3,607	3,387
Ares Capital Corp., 3.63%, 1/19/22, Callable 12/19/21 @ 100 (g)	5,950	5,904
Assurant, Inc., 3.70%, 2/22/30, Callable 11/22/29 @ 100	1,154	1,114
BancorpSouth Bank, 4.13% (LIBOR03M+247bps), 11/20/29, Callable 11/20/24 @ 100 (b)	1,458	1,424
BBVA USA, 3.88%, 4/10/25, Callable 3/10/25 @ 100	2,700	2,760
BMW U.S. Capital LLC, 3.25%, 8/14/20 (a) (g)	5,700	5,712

See notes to financial statements.

20

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Capital One NA, 2.15%, 9/6/22, Callable 8/6/22 @ 100	$3,000	$3,036
Citizens Financial Group, Inc., 2.50%, 2/6/30, Callable 11/6/29 @ 100	1,701	1,643
Cullen/Frost Capital Trust II, 3.13% (LIBOR03M+155bps), 3/1/34, Callable 7/6/20 @ 100 (b)	9,000	7,192
First Horizon Bank, 5.75%, 5/1/30, Callable 2/1/30 @ 100	853	858
First Maryland Capital I, 2.22% (LIBOR03M+100bps), 1/15/27, Callable 7/6/20 @ 100 (b)	4,000	3,410
Ford Motor Credit Co. LLC, 4.06%, 11/1/24, Callable 10/1/24 @ 100	2,000	1,886
Global Atlantic Financial Co., 4.40%, 10/15/29, Callable 7/15/29 @ 100 (a)	1,459	1,333
HSB Group, Inc., 2.13% (LIBOR03M+91bps), 7/15/27, Callable 7/6/20 @ 100 (b)	4,550	4,051
Hyundai Capital America, 3.75%, 7/8/21 (a) (g)	5,700	5,752
JPMorgan Chase & Co., 2.52% (SOFR+204bps), 4/22/31, Callable 4/22/30 @ 100 (b)	995	1,018
KeyCorp, 2.25%, 4/6/27, MTN	1,701	1,704
Level 3 Financing, Inc., 3.88%, 11/15/29, Callable 8/15/29 @ 100 (a)	2,268	2,320
Loews Corp., 3.20%, 5/15/30, Callable 2/15/30 @ 100	1,138	1,204
Manufactures & Traders Trust Co., 2.22% (LIBOR03M+64bps), 12/1/21, Callable 7/6/20 @ 100 (b) (g)	6,039	5,984
Nationwide Mutual Insurance Co., 3.03% (LIBOR03M+229bps), 12/15/24, Callable 7/6/20 @ 100 (a) (b)	11,510	11,337
Pinnacle Financial Partners, Inc., 4.13% (LIBOR03M+278bps), 9/15/29, Callable 9/15/24 @ 100 (b)	2,000	1,966
PNC Bank NA, 2.70%, 10/22/29	1,500	1,579
PPL Capital Funding, Inc., 4.13%, 4/15/30, Callable 1/15/30 @ 100	1,138	1,284
Prudential Financial, Inc., 5.62% (LIBOR03M+392bps), 6/15/43, Callable 6/15/23 @ 100 (b)	5,400	5,600
Regions Financial Corp., 2.25%, 5/18/25, Callable 4/18/25 @ 100	1,281	1,304
Santander Holdings USA, Inc., 3.45%, 6/2/25, Callable 5/2/25 @ 100 (k)	714	721
Signature Bank, 4.13% (LIBOR03M+256bps), 11/1/29, Callable 11/1/24 @ 100 (b)	2,000	1,995
State Street Corp., 2.90% (SOFR+260bps), 3/30/26, Callable 3/30/25 @ 100 (a) (b)	450	483
SunTrust Capital, 1.06% (LIBOR03M+67bps), 5/15/27, Callable 7/6/20 @ 100 (b)	1,000	830
Texas Capital Bank NA, 5.25%, 1/31/26	1,135	1,226
The Allstate Corp., 5.75% (LIBOR03M+294bps), 8/15/53, Callable 8/15/23 @ 100 (b)	1,180	1,202
The PNC Financial Services Group, Inc., 2.55%, 1/22/30, Callable 10/24/29 @ 100	1,985	2,118
The Progressive Corp., 3.20%, 3/26/30, Callable 12/26/29 @ 100 (f)	340	380
Toyota Motor Credit Corp., 3.38%, 4/1/30, MTN	1,071	1,204
Wells Fargo & Co., 2.19% (SOFR+200bps), 4/30/26, Callable 4/30/25 @ 100 (b)	1,279	1,297
Zions Bancorp NA, 3.25%, 10/29/29, Callable 7/29/29 @ 100	2,269	2,127
		98,878
Health Care (0.7%):
AbbVie, Inc., 3.20%, 11/21/29, Callable 8/21/29 @ 100 (a) (g)	2,268	2,451
Biogen, Inc., 2.25%, 5/1/30, Callable 2/1/30 @ 100	1,990	2,020
Commonspirit Health, 3.35%, 10/1/29, Callable 4/1/29 @ 100	1,500	1,509
CVS Health Corp., 3.25%, 8/15/29, Callable 5/15/29 @ 100 (g)	3,747	4,051
DENTSPLY SIRONA, Inc., 3.25%, 6/1/30, Callable 3/1/30 @ 100	1,282	1,313
Duke University Health System, Inc., 2.60%, 6/1/30	850	916
HCA, Inc., 5.13%, 6/15/39, Callable 12/15/38 @ 100	2,836	3,256
Laboratory Corp. of America Holdings, 2.95%, 12/1/29, Callable 9/1/29 @ 100	1,702	1,793
Thermo Fisher Scientific, Inc., 4.13%, 3/25/25, Callable 2/25/25 @ 100	1,138	1,294
		18,603

See notes to financial statements.

21

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Industrials (1.5%):
Ashtead Capital, Inc. 4.00%, 5/1/28, Callable 5/1/23 @ 102 (a)	$1,405	$1,390
4.25%, 11/1/29, Callable 11/1/24 @ 102.13 (a)	304	296
BNSF Funding Trust, 6.61% (LIBOR03M+235bps), 12/15/55, Callable 1/15/26 @ 100 (b)	5,325	5,524
Carlisle Cos., Inc., 2.75%, 3/1/30, Callable 12/1/29 @ 100	1,701	1,675
Carrier Global Corp., 3.38%, 4/5/40, Callable 10/5/39 @ 100 (a)	851	758
Caterpillar, Inc., 2.60%, 4/9/30, Callable 1/9/30 @ 100	853	922
Dover Corp., 2.95%, 11/4/29, Callable 8/4/29 @ 100	1,702	1,790
FedEx Corp., 4.25%, 5/15/30, Callable 2/15/30 @ 100	1,250	1,379
Ferguson Finance PLC, 3.25%, 6/2/30, Callable 3/2/30 @ 100 (a)	769	778
GATX Corp., 4.00%, 6/30/30, Callable 3/30/30 @ 100	547	566
General Dynamics Corp., 3.50%, 4/1/27, Callable 2/1/27 @ 100	1,138	1,282
Georgia-Pacific LLC, 2.10%, 4/30/27, Callable 2/28/27 @ 100 (a)	1,990	2,026
Hillenbrand, Inc., 4.50%, 9/15/26, Callable 7/15/26 @ 100	1,500	1,372
IDEX Corp., 3.00%, 5/1/30, Callable 2/1/30 @ 100	1,990	2,043
Otis Worldwide Corp., 3.11%, 2/15/40, Callable 8/15/39 @ 100 (a)	1,134	1,112
Penske Truck Leasing Co. LP/PTL Finance Corp., 4.00%, 7/15/25, Callable 6/15/25 @ 100 (a)	1,138	1,219
Ryder System, Inc. 3.50%, 6/1/21, MTN (g)	5,750	5,821
2.90%, 12/1/26, Callable 10/1/26 @ 100, MTN	2,837	2,846
The Boeing Co., 5.71%, 5/1/40, Callable 11/1/39 @ 100	1,706	1,874
The Conservation Fund A Nonprofit Corp., 3.47%, 12/15/29, Callable 9/15/29 @ 100	2,300	2,439
United Airlines Pass Through Trust, 2.90%, 11/1/29	3,000	2,070
		39,182
Information Technology (0.5%):
Amphenol Corp., 2.80%, 2/15/30, Callable 11/15/29 @ 100	3,000	3,140
Analog Devices, Inc., 2.95%, 4/1/25, Callable 3/1/25 @ 100	427	452
Broadcom, Inc., 4.30%, 11/15/32, Callable 8/15/32 @ 100 (a)	711	750
Hewlett Packard Enterprise Co., 4.65%, 10/1/24, Callable 9/1/24 @ 100	1,138	1,252
Intel Corp., 3.90%, 3/25/30, Callable 12/25/29 @ 100	1,750	2,098
Keysight Technologies, Inc., 3.00%, 10/30/29, Callable 7/30/29 @ 100	2,039	2,133
Microsoft Corp., 3.45%, 8/8/36, Callable 2/8/36 @ 100	3,686	4,346
		14,171
Materials (0.3%):
Avery Dennison Corp., 2.65%, 4/30/30, Callable 2/1/30 @ 100	680	678
Colonial Enterprises, Inc., 3.25%, 5/15/30, Callable 2/15/30 @ 100 (a)	356	376
Ecolab, Inc., 4.80%, 3/24/30, Callable 12/24/29 @ 100	720	899
LYB International Finance III LLC, 3.38%, 5/1/30, Callable 2/1/30 @ 100	994	1,030
Packaging Corp. of America, 3.00%, 12/15/29, Callable 9/15/29 @ 100	2,836	2,986
Sonoco Products Co., 3.13%, 5/1/30, Callable 2/1/30 @ 100	1,316	1,333
Vulcan Materials Co., 3.50%, 6/1/30, Callable 3/1/30 @ 100	1,137	1,184
		8,486

See notes to financial statements.

22

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Real Estate (0.4%):
AvalonBay Communities, Inc., 2.45%, 1/15/31, MTN, Callable 10/15/30 @ 100	$1,705	$1,753
Boston Properties LP, 3.25%, 1/30/31, Callable 10/30/30 @ 100	746	782
Essex Portfolio LP, 2.65%, 3/15/32, Callable 12/15/31 @ 100	1,985	1,972
Lexington Realty Trust, 4.25%, 6/15/23, Callable 3/15/23 @ 100	1,400	1,392
Mid-America Apartments LP, 2.75%, 3/15/30, Callable 12/15/29 @ 100	2,836	2,852
Sabra Health Care LP, 5.13%, 8/15/26, Callable 5/15/26 @ 100	1,000	970
SBA Tower Trust, 2.84%, 1/15/25 (a)	1,125	1,141
VICI Properties LP/VICI Note Co., Inc., 4.63%, 12/1/29, Callable 12/1/24 @ 102.31 (a)	262	261
		11,123
Utilities (1.0%):
AEP Texas, Inc., 3.45%, 1/15/50, Callable 7/15/49 @ 100	1,985	2,120
Alabama Power Co., 3.85%, 12/1/42	1,702	1,931
Ameren Corp., 3.50%, 1/15/31, Callable 10/15/30 @ 100	569	632
CenterPoint Energy, Inc., 2.50%, 9/1/24, Callable 8/1/24 @ 100	2,000	2,080
Cleco Corporate Holdings LLC, 3.38%, 9/15/29, Callable 6/11/29 @ 100 (a)	1,650	1,675
DTE Electric Co., 2.25%, 3/1/30, Callable 12/1/29 @ 100	1,701	1,761
Duke Energy Florida LLC, 3.85%, 11/15/42, Callable 5/15/42 @ 100	1,702	1,970
Exelon Generation Co. LLC, 3.25%, 6/1/25, Callable 5/1/25 @ 100	1,281	1,326
IPALCO Enterprises, Inc., 4.25%, 5/1/30, Callable 2/1/30 @ 100 (a)	1,294	1,365
ITC Holdings Corp., 2.95%, 5/14/30, Callable 2/14/30 @ 100 (a)	1,279	1,346
National Fuel Gas Co., 5.50%, 1/15/26, Callable 12/15/25 @ 100 (k)	1,709	1,732
NextEra Energy Capital Holdings, Inc., 3.34%, 9/1/20	3,800	3,825
The Narragansett Electric Co., 3.40%, 4/9/30, Callable 1/9/30 @ 100 (a)	853	953
Union Electric Co., 2.95%, 3/15/30, Callable 12/15/29 @ 100	2,837	3,120
		25,836
Total Corporate Bonds (Cost $283,409)		289,245
Yankee Dollar (1.4%)
Consumer Staples (0.1%):
Alimentation Couche-Tard, Inc., 2.95%, 1/25/30, Callable 10/25/29 @ 100 (a)	1,134	1,146
Energy (0.0% (l)):
Petroleos Mexicanos, 6.49%, 1/23/27, Callable 11/23/26 @ 100 (a)	973	861
Petronas Capital Ltd., 3.50%, 4/21/30, Callable 1/21/30 @ 100 (a) (f)	85	94
		955
Financials (0.8%):
Athene Holding Ltd., 4.13%, 1/12/28, Callable 10/12/27 @ 100	5,750	5,631
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.38%, 4/17/25 (a)	812	869
Barclays PLC, 2.85% (LIBOR03M+245bps), 5/7/26, Callable 5/7/25 @ 100 (b)	1,706	1,747
Deutsche Bank AG, 3.96% (SOFR+258bps), 11/26/25, Callable 11/26/24 @ 100 (b)	1,701	1,749
Diageo Capital PLC, 2.13%, 4/29/32, Callable 1/29/32 @ 100	1,990	2,022
QBE Capital Funding III Ltd., 7.25% (USSW10+405bps), 5/24/41, Callable 5/24/21 @ 100 (a) (b)	5,900	6,111
Royal Bank of Canada, 1.60%, 4/17/23, MTN	1,989	2,031
Sumitomo Mitsui Financial Group, Inc., 2.45%, 9/27/24	1,600	1,657
		21,817

See notes to financial statements.

23

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Industrials (0.2%):
BAE Systems PLC, 3.40%, 4/15/30, Callable 1/15/30 @ 100 (a)	$1,500	$1,628
CK Hutchison International 19 II Ltd., 2.75%, 9/6/29, Callable 6/6/29 @ 100 (a)	3,000	3,124
Heathrow Funding Ltd., 4.88%, 7/15/21 (a)	1,137	1,159
		5,911
Materials (0.3%):
Anglo American Capital PLC, 5.63%, 4/1/30, Callable 1/1/30 @ 100 (a)	1,067	1,229
Braskem Finance Ltd., 6.45%, 2/3/24	500	524
Braskem Netherlands Finance BV, 4.50%, 1/31/30 (a)	1,702	1,496
CCL Industries, Inc., 3.05%, 6/1/30, Callable 3/1/30 @ 100 (a) (k)	1,281	1,289
Teck Resources Ltd., 6.13%, 10/1/35	1,818	1,891
		6,429
Total Yankee Dollar (Cost $35,608)		36,258
Municipal Bonds (0.8%)
Florida (0.1%):
County of Broward Florida Airport System Revenue, Series C, 2.50%, 10/1/28	1,134	1,103
Hillsborough County School Board Certificate of Participation, Series B, 1.92%, 7/1/25	710	714
		1,817
Georgia (0.1%):
Athens Housing Authority Revenue, 2.42%, 12/1/26	2,420	2,507
Michigan (0.1%):
Michigan Finance Authority Revenue, 3.08%, 12/1/34	1,700	1,817
New Jersey (0.1%):
New Jersey Economic Development Authority Revenue, Series NNN, 2.88%, 6/15/24	1,094	1,037
New Jersey Transportation Trust Fund Authority Revenue, 4.08%, 6/15/39	435	360
North Hudson Sewerage Authority Revenue, 2.88%, 6/1/28	567	589
		1,986
New York (0.1%):
New York State Dormitory Authority Revenue, Series B, 2.83%, 7/1/31	2,835	2,858
New York State Thruway Authority Revenue, Series M, 2.55%, 1/1/28	655	647
		3,505
Pennsylvania (0.2%):
Scranton School District, GO (INS-Build America Mutual Assurance Co.) 3.05%, 4/1/29	800	818
3.10%, 4/1/30	579	592
State Public School Building Authority Revenue, 3.05%, 4/1/28	1,135	1,133
University of Pittsburgh-of The Commonwealth System of Higher Education Revenue Series C, 2.53%, 9/15/31	1,135	1,126
Series C, 2.58%, 9/15/32	565	559
Series C, 2.63%, 9/15/33	1,135	1,119
		5,347
See notes to financial statements.

24

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Texas (0.1%):
City of Houston Texas Combined Utility System Revenue, 3.72%, 11/15/28	$1,415	$1,589
Ector County Hospital District Revenue, Build America Bond 6.80%, 9/15/25, Continuously Callable @100	150	151
Series B, 7.18%, 9/15/35, Continuously Callable @100	300	303
Harris County Cultural Education Facilities Finance Corp. Revenue, Series B, 2.81%, 5/15/29	1,135	1,152
State of Texas, GO, 3.00%, 4/1/28	1,701	1,859
		5,054
Total Municipal Bonds (Cost $21,802)		22,033
U.S. Government Agency Mortgages (6.0%)
Federal Home Loan Mortgage Corporation Series K047, Class A2, 3.33%, 5/25/25 (c)	8,400	9,328
Series K053, Class A2, 3.00%, 12/25/25	14,000	15,402
Series K151, Class A3, 3.51%, 4/25/30	9,000	10,537
Series K156, Class A2, 3.70%, 1/25/33 (c)	4,285	5,065
3.00%, 4/1/46 - 6/1/47	86,381	91,336
3.50%, 4/1/46 - 4/1/48	18,553	19,737
4.00%, 7/1/48	5,446	5,785
		157,190
Federal National Mortgage Association Series 2016-M2, Class AV2, 2.15%, 1/25/23	2,305	2,358
Government National Mortgage Association 6.50%, 4/15/24	3	3
Total U.S. Government Agency Mortgages (Cost $150,120)		159,551
U.S. Treasury Obligations (8.4%)
U.S. Treasury Bonds 3.13%, 8/15/44	19,200	26,196
2.38%, 11/15/49	10,000	12,367
U.S. Treasury Notes 2.50%, 6/30/20	8,000	8,015
1.13%, 2/28/21	36,125	36,376
1.88%, 7/31/22	3,382	3,506
1.63%, 8/15/22	26,970	27,832
1.63%, 11/15/22	25,750	26,661
1.63%, 4/30/23	29,000	30,205
2.75%, 11/15/23	1,000	1,087
2.25%, 11/15/25	5,000	5,509
1.63%, 2/15/26	37,000	39,570
2.38%, 5/15/27 (g)	6,100	6,889
Total U.S. Treasury Obligations (Cost $206,116)		224,213

See notes to financial statements.

25

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Exchange-Traded Funds (43.6%)
Invesco DB Commodity Index Tracking Fund (f)	256,100	$3,017
Invesco FTSE RAFI Developed Markets ex-US ETF	653,206	21,928
Invesco FTSE RAFI Emerging Markets ETF	1,539,501	25,956
iShares 20+ Year Treasury Bond ETF (f)	92,896	15,197
iShares Core MSCI EAFE ETF	1,235,729	69,238
iShares Core MSCI Emerging Markets ETF	1,688,784	76,063
iShares Core S&P 500 ETF	248,851	75,944
iShares Core S&P Small-Cap ETF	246,306	16,291
iShares Core US Aggregate Bond ETF	486,071	57,186
iShares iBoxx $ Investment Grade Corporate Bond ETF	282,038	37,235
iShares iBoxx High Yield Corporate Bond ETF (f)	288,804	23,803
iShares MSCI Canada ETF (f)	710,921	17,872
iShares MSCI United Kingdom ETF (f)	165,055	4,247
Schwab Fundamental Emerging Markets Large Co. Index ETF	2,206,197	49,860
Schwab Fundamental International Large Co. Index ETF	3,168,339	73,379
Schwab Fundamental International Small Co. Index ETF	593,600	16,217
SPDR Bloomberg Barclays High Yield Bond ETF	248,571	25,352
SPDR Gold Shares	205,734	33,516
SPDR S&P Emerging Markets Smallcap ETF	107,983	4,104
U.S. Commodity Index Fund	110,980	2,956
VanEck Vectors Gold Miners ETF	443,051	15,205
VanEck Vectors Junior Gold Miners ETF	101,000	4,654
Vanguard FTSE All-World ex-US ETF	809,570	37,127
Vanguard FTSE Developed Markets ETF (f)	5,452,250	205,386
Vanguard FTSE Europe ETF (f)	1,549,703	75,563
Vanguard Mid-Capital ETF (f)	30,077	4,852
Vanguard Mortgage-Backed Securities ETF	104,857	5,719
Vanguard Real Estate ETF (f)	350,311	27,125
Vanguard S&P 500 ETF (g)	197,094	55,137
Vanguard Short-Term Bond ETF	395,228	32,808
Vanguard Small-Cap Value ETF (f)	140,914	14,833
WisdomTree Emerging Markets SmallCap Dividend Fund	202,622	7,617
Xtrackers USD High Yield Corporate Bond ETF	537,059	25,285
Total Exchange-Traded Funds (Cost $1,155,183)		1,160,672
Affiliated Exchange-Traded Funds (0.1%)
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	68,000	2,505
Total Affiliated Exchange-Traded Funds (Cost $3,463)		2,505
Collateral for Securities Loaned^ (3.6%)
HSBC U.S. Government Money Market Fund I Shares, 0.13% (m)	32,713,817	32,714
Invesco Government & Agency Portfolio Institutional Shares, 0.12% (m)	62,687,449	62,687
Total Collateral for Securities Loaned (Cost $95,401)		95,401
Total Investments (Cost $2,655,732) — 102.3%		2,722,426
Liabilities in excess of other assets — (2.3)%		(60,072)
NET ASSETS — 100.00%		$2,662,354

See notes to financial statements.

26

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2020

At May 31, 2020, the Fund's investments in foreign securities were 21.4% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of May 31, 2020, the fair value of these securities was $121,049 (thousands) and amounted to 4.6% of net assets.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of May 31, 2020.

(c)  The rate for certain asset-backed and mortgage backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at May 31, 2020.

(d)  Security is interest only.

(e)  Non-income producing security.

(f)  All or a portion of this security is on loan.

(g)  All or a portion of this security has been designated as collateral for securities purchased on a when-issued basis.

(h)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of May 31, 2020, illiquid securities were 0.4% of the Fund's net assets.

(i)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

(j)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.0% of the Fund's net assets as of May 31, 2020. This security is classified as Level 3 within the fair value hierarchy. (See Note 2)

(k)  Security purchased on a when-issued basis.

(l)  Amount represents less than 0.05% of net assets.

(m)  Rate disclosed is the daily yield on May 31, 2020.

(n)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.1% of the Fund's net assets as of May 31, 2020. (See Note 2)

bps — Basis points

ETF — Exchange-Traded Fund

GO — General Obligation

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of May 31, 2020, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of May 31, 2020, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

See notes to financial statements.

27

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2020

REIT — Real Estate Investment Trust

SOFR — Secured Overnight Financing Rate

USSW10 — USD 10 Year Swap Rate, rate disclosed as of May 31, 2020

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

See notes to financial statements.

28

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2020

(Amounts in Thousands, Except Per Share Amounts)

	USAA Cornerstone Moderately Aggressive Fund
Assets:
Affiliated investments, at value (Cost $3,463)	$2,505
Unaffiliated investments, at value (Cost $2,652,269)	2,719,921	(a)
Cash and cash equivalents	37,614
Receivables:
Interest and dividends	5,754
Capital shares issued	605
Reclaims	24
Prepaid expenses	15
Total assets	2,766,438
Liabilities:
Payables:
Collateral received on loaned securities	95,401
Investments purchased	5,004
Capital shares redeemed	1,520
Accrued expenses and other payables:
Investment advisory fees	1,402
Administration fees	330
Custodian fees	8
Transfer agent fees	332
Compliance fees	1
Other accrued expenses	86
Total liabilities	104,084
Net Assets:
Capital	2,594,650
Total distributable earnings/(loss)	67,704
Net assets	$2,662,354
Shares (unlimited number of shares authorized with no par value):	110,484
Net asset value, offering and redemption price per share: (b)	$24.10

(a)  Includes $93,184 of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

29

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2020

(Amounts in Thousands)

USAA Cornerstone Moderately Aggressive Fund
Investment Income:
Income distributions from affiliated funds	$85
Dividend income	53,520
Interest	27,695
Securities lending (net of fees)	451
Foreign tax withholding	(1)
Total income	81,750
Expenses:
Investment advisory fees	16,549
Administration fees	4,207
Sub-Administration fees	95
Custodian fees	183
Transfer agent fees	6,149
Trustees' fees	49
Compliance fees	17
Legal and audit fees	91
State registration and filing fees	32
Interest expense on interfund lending	3
Other expenses	238
Total expenses	27,613
Expenses waived/reimbursed by Adviser	(127)
Expenses waived/reimbursed by AMCO	(39)
Net expenses	27,447
Net Investment Income (Loss)	54,303
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from unaffiliated securities transactions	(14,397)
Net realized gains (losses) from futures contracts	(2,060)
Net change in unrealized appreciation/depreciation on affiliated funds	(383)
Net change in unrealized appreciation/depreciation on unaffiliated investments	32,485
Net change in unrealized appreciation/depreciation on futures contracts	1,653
Net realized/unrealized gains (losses) on investments	17,298
Change in net assets resulting from operations	$71,601

See notes to financial statements.

30

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Cornerstone Moderately Aggressive Fund
	Year Ended May 31, 2020	Year Ended May 31, 2019
From Investments:
Operations:
Net investment income (loss)	$54,303	$53,788
Net realized gains (losses) from investments	(16,457)	55,243
Net change in unrealized appreciation/depreciation on investments	33,755	(85,067)
Change in net assets resulting from operations	71,601	23,964
Change in net assets resulting from distributions to shareholders	(59,152)	(156,279)
Change in net assets resulting from capital transactions	(127,133)	415,470
Change in net assets	(114,684)	283,155
Net Assets:
Beginning of period	2,777,038	2,493,883
End of period	$2,662,354	$2,777,038
Capital Transactions:
Proceeds from shares issued	$170,755	$223,097
Reorganization (Note 9)	—	381,150
Distributions reinvested	58,672	155,094
Cost of shares redeemed	(356,560)	(343,871)
Change in net assets resulting from capital transactions	$(127,133)	$415,470
Share Transactions:
Issued	6,942	9,139
Reorganization (Note 9)	—	17,570
Reinvested	2,273	6,492
Redeemed	(14,578)	(14,084)
Change in Shares	(5,363)	19,117

See notes to financial statements.

31

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments
USAA Cornerstone Moderately Aggressive Fund
Year Ended May 31, 2020	$23.97	0.48	(b)	0.18	0.66	(0.39)	(0.14)
Year Ended May 31, 2019	$25.78	0.46		(0.79)	(0.33)	(0.39)	(1.09)
Year Ended May 31, 2018	$26.09	0.42		1.28	1.70	(0.44)	(1.57)
Year Ended May 31, 2017	$24.08	0.45		2.06	2.51	(0.50)	—
Year Ended May 31, 2016	$26.27	0.55		(2.06)	(1.51)	(0.56)	(0.12)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  The expense ratios exclude the impact of expenses paid by each underlying fund.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Effective June 22, 2018 AMCO has voluntarily agreed to limit the annual expenses of the Fund to 0.98% of the Fund's average daily net assets.

(d)  For the year ended May 31, 2019, the portfolio turnover calculation excludes the value of securities purchased of $370,785 thousand and sold of $3,096 thousand after the Fund's acquisition of First Start Growth Fund. Reflects increased trading activity due to usage of quantitative investment strategies.

See notes to financial statements.

32

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets				Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Expenses^(a)		Net Investment Income (Loss)	Gross Expenses(a)	Net Assets, End of Period (000's)	Portfolio Turnover
USAA Cornerstone Moderately Aggressive Fund
Year Ended May 31, 2020	(0.53)	$24.10	2.59%	0.98%		1.94%	0.99%	$2,662,354	92%
Year Ended May 31, 2019	(1.48)	$23.97	(1.20)%	0.98	%(c)	1.91%	1.01%	$2,777,038	95	%(d)
Year Ended May 31, 2018	(2.01)	$25.78	6.52%	0.97%		1.64%	0.97%	$2,493,883	56%
Year Ended May 31, 2017	(0.50)	$26.09	10.59%	1.06%		1.78%	1.06%	$2,398,407	69%
Year Ended May 31, 2016	(0.68)	$24.08	(5.73)%	1.13%		2.18%	1.13%	$2,278,762	87%

See notes to financial statements.

33

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2020

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Cornerstone Moderately Aggressive Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services ("SAS"), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings Inc., a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). The Transaction closed on July 1, 2019. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("VCM" or "Adviser"). Effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and Victory Capital Transfer Agency Company replaced SAS as the Fund's transfer agent. In addition, effective on that same date, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

34

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to Trust's Board of Trustees (the "Board")oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers, along with corporate and municipal securities, including short-term investments maturing in 60 days or less, may be valued using evaluated bid or the last sales price to price securities by dealers or an independent pricing service approved by the Board. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Effective July 1, 2019, the valuation methodology applied to certain debt securities changed. Securities that were previously valued at an evaluated mean are now valued at the evaluated bid or the last sales price.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of May 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$61,434	$—	$61,434
Collateralized Mortgage Obligations	—	20,776	—	20,776
Common Stocks	627,438	1,469	—	628,907
Preferred Stocks	5,992	10,674	875	17,541
Senior Secured Loans	—	3,890	—	3,890
Corporate bonds	—	289,245	—	289,245
Yankee dollar	—	36,258	—	36,258
Municipal bonds	—	22,033	—	22,033
U.S. Government Agency Mortgages	—	159,551	—	159,551
U.S. Treasury Obligations	—	224,213	—	224,213
Exchange-Traded funds	1,160,672	—	—	1,160,672
Affiliated exchange-traded funds	2,505	—	—	2,505
Collateral for securities loaned	95,401	—	—	95,401
Total	$1,892,008	$829,543	$875	$2,722,426

For the year ended May 31, 2020, the Fund had transfers into/out of Level 3 that were less than 0.50% of net assets.

35

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs. ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payable for investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage- backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac"), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

36

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of May 31, 2020, the Fund had no open forward foreign exchange currency contracts.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts.

During the period ended May 31, 2020, the Fund held futures contracts primarily for gaining exposure to a particular asset class or securities market. The Fund held no futures contracts at May 31, 2020.

37

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Summary of Derivative Instruments:

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended May 31, 2020 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure:	$(2,060)	$1,653

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non- cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

38

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of May 31, 2020.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$93,184	$—	$95,401

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statement of Operations.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., last four tax years which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended May 31, 2020, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$1,007	$—	$—

39

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2020, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$2,329,193	$2,086,505	$188,450	$523,958

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory and Management Fees:

Effective with the Transaction on July 1, 2019, investment advisory services are provided to the Fund by the Adviser, a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.59% of the Fund's average daily net assets. The amount incurred and paid to VCM from July 1, 2019 through May 31, 2020, was $15,176 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

Prior to the Transaction on July 1, 2019, AMCO provided investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, AMCO was responsible for managing the business and affairs of the Fund, and for directly managing day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The investment management fee for the Fund was accrued daily and paid monthly at an annualized rate of 0.59% of the Fund's average daily net assets. The amount incurred and paid to AMCO from June 1, 2019 through June 30, 2019, was $1,373 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

In addition, the Fund invests in affiliated exchange-traded fund(s) ("affiliated ETFs"). The Fund's Adviser fee is reimbursed by VCM (and previously AMCO) to the extent of the indirect Adviser fee incurred through the Fund's proportional investment in the affiliated ETF(s). For the period from July 1, 2019 through May 31, 2020, the Fund's Adviser fee was reimbursed by VCM in an amount of $7 thousand, of which $3 thousand is receivable from VCM. For the period from June 1, 2019 through June 30, 2019, the Fund's Adviser fee was reimbursed by AMCO in an amount of less than $1 thousand.

Effective with the Transaction on July 1, 2019, the Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager of managers' structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended May 31, 2020, the Fund had no subadvisers.

Administration and Servicing Fees:

Effective with the Transaction on July 1, 2019, VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15% of average daily net assets of the Fund. Amounts incurred from July 1, 2019 through May 31, 2020, are $3,858 thousand and are reflected on the Statement of Operations as Administration fees.

Prior to the Transaction on July 1, 2019, AMCO provided certain administration and servicing functions for the Fund. For such services, AMCO received a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets of the Fund. Amounts incurred from June 1, 2019 through June 30, 2019, were $349 thousand and are reflected on the Statement of Operations as Administration fees.

40

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Effective with the Transaction on July 1, 2019, the Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensates the Adviser for these services. Amounts incurred during the period from July 1, 2019 to May 31, 2020, is reflected on the Statement of Operations as Compliance fees.

Effective with the Transaction on July 1, 2019, Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub- Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of- pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds under the Fund Administration, Servicing, and Accounting Agreement. The amount incurred during the period from July 1, 2019 through May 31, 2020, is reflected on the Statement of Operations as Sub-Administration fees.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund prior to the Transaction on July 1, 2019. The Board approved the reimbursement of a portion of these expenses incurred by AMCO. AMCO did not receive any fees from the Fund for these services.

Transfer Agency Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Transfer Agency, Inc. ("VCTA"), (formerly, USAA Shareholder Account Services ("SAS")), provides transfer agency services to the Fund. VCTA, an affiliate of the Adviser, provides transfer agent services based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA from July 1, 2019 through May 31, 2020, was $5,630 thousand. Amounts incurred and paid to SAS from June 1, 2019 through June 30, 2019 was $519 thousand. These amounts are reflected on the Statement of Operations as Transfer Agent fees.

Effective with the Transaction on July 1, 2019, FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Effective with the Transaction on July 1, 2019, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective on or about June 30, 2020, the Distributor's name will change to Victory Capital Services, Inc.

Prior to the Transaction on July 1, 2019, USAA Investment Management Company provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis.

Other Fees:

Prior to the Transaction on July 1, 2019, State Street Bank and Trust Company served as the Fund's accounting agent and custodian.

Effective July 1, 2019, Citibank, N.A., serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

41

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Effective with the Transaction on July 1, 2019, the Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. Effective July 1, 2019 through May 31, 2020, the expense limit (excluding voluntary waivers) is 0.98%.

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of May 31, 2020, the following amounts are available to be repaid to the Adviser (amounts in thousands).

Expires 05/31/2023
$127

The Adviser, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended May 31, 2020.

Prior to the Transaction on July 1, 2019, AMCO agreed, through September 30, 2019, to limit the total annual operating expenses to 0.98% of average daily net assets of the Fund, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse all expenses in excess of those amounts. Effective with the Transaction on July 1, 2019, this expense limit is no longer in effect and is not available to be recouped by AMCO. For the period June 1, 2019 through June 30, 2019, amounts reimbursed by the Fund are reflected on the Statement of Operations as Expenses waived/reimbursed by AMCO.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.

The COVID-19 pandemic, which has spread rapidly across the world, has led and will continue to lead for an unknown period of time to disruptions in local, regional, national and global markets and economies. Among other things, the outbreak has resulted in, and until fully resolved is likely to continue to result in, among other things (1) government imposition of various forms of "stay at home" orders and the closing of "non-essential" businesses, resulting in significant disruption to the businesses of many issuers as well as lay-offs of employees; (2) increased requests by issuers of debt instruments for

42

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

amendments and waivers of agreements to avoid default and increased defaults; (3) volatility and disruption of markets, including greater volatility in pricing and spreads; and (4) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general.

The Fund has a targeted risk tolerance and a corresponding asset allocation target; however, mere asset allocation and volatility are not the sole determination of risk. The Fund's managers will tactically allocate away from the target allocation as market conditions and the perceived risks warrant. The Fund bears the risk that the managers' tactical allocation will not be successful.

The equity securities in the Fund's portfolio are subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of the company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than debt securities. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. These risks are particularly heightened in this Fund because investments in emerging-market countries generally are more volatile than investments in developed markets. Emerging-market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.

The Fund may invest in securities of companies of any market capitalization and is subject to mid- and small-cap company risk, which is the greater risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records. Mid- and small-cap companies also may have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market in general and, therefore, may involve greater risk than investing in the securities of larger companies.

Many debt securities, derivatives and other financial instruments, including some of the Fund's investments, use the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England. In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. The roughly three-year period until the end of 2021 is expected to be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.

43

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

6. Borrowing and Interfund Lending:

Line of Credit:

Effective with the Transaction on July 1, 2019, the Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex could borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under line of credit fees.

Prior to the Transaction on July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation ("CAPCO") terminated. For the period from June 1, 2019 to June 30, 2019, the Fund paid CAPCO facility fees of $6 thousand.

The Fund had no borrowings under either agreement with Citibank or CAPCO during the year ended May 31, 2020.

Interfund Lending:

Effective with the Transaction on July 1, 2019, the Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Funds Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interest expense on Interfund lending. As a Lender, interest earned by the Fund, if any, during the period is reflected on the Statement of Operations under Income on Interfund lending.

The average borrowing for the days outstanding and average interest rate for the Fund during the year ended May 31, 2020, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at May 31, 2020	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$4,826	12	1.79%	$9,719

*  For the year ended May 31, 2020, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The Fund intends to declare daily and distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within

44

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2020, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended May 31, 2020			Year Ended May 31, 2019
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$43,926	$15,226	$59,152	$69,554	$86,725	$156,279

As of May 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Accumulated Capital and Other Losses	Other Earnings (Deficit)	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$21,760	$(13,350)	$(3,498)	$62,792	$67,704

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales.

At May 31, 2020, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$13,350	$—	$13,350

As of May 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,659,634	$176,730	$(113,938)	$62,792

45

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

8. Affiliated Securities:

An affiliated security is a security in which the Fund has ownership of at least 5% of the security's outstanding voting shares or an investment company managed by VCM. The Fund does not invest in affiliated underlying funds for the purpose of exercising management or control. These underlying funds are noted as affiliated in the Fund's Schedule of Portfolio Investments. The affiliated underlying funds' annual or semiannual reports may be viewed at usaa.com. Transactions in affiliated securities during the year ended May 31, 2020, were as follows (amount in thousands):

	Fair Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 5/31/2020	Dividend Income
Affiliated Holdings
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	$2,888	$—	$—	$—	$—	$(383)	$2,505	$85

9. Acquisition of USAA First Start Growth Fund:

On June 22, 2018, the USAA First Start Growth Fund was acquired by the Fund pursuant to a Plan of Reorganization and Termination, which was approved by shareholders of the First Start Growth Fund on May 30, 2018. The reorganization was accomplished by a tax-free exchange of 17,570,000 shares of the Fund (valued at $440,752,000) for 32,676,000 shares of the USAA First Start Growth Fund (100% of the voting equity interests) outstanding on June 22, 2018. The reason for the transaction was to combine two funds with comparable investment objectives to create one larger fund with the potential for lower total operating expenses borne by shareholders. The tax-free exchange of shares by the Fund for the assets and liabilities of the USAA First Start Growth Fund on the date of the reorganization was as follows:

Shares Issued by USAA Cornerstone Moderately Aggressive Fund	Total Net Assets of the USAA First Start Growth Fund		Merger Ratio	Prior to Reorganization Total Net Assets of the Cornerstone Moderately Aggressive Fund		After Reorganization Total Net Assets of the Cornerstone Moderately Aggressive Fund
17,570,000	$440,752,000	(b)	.538	$2,490,669,000	(a)	$2,931,421,000

(a) Includes undistributed net investment income of $6,090,000 and unrealized appreciation on investments of $107,487,000 with a fair value of $2,486,634,000 and identified cost of $2,379,147,000.

(b) Includes $59,602,000 of unrealized appreciation on investments.

Assets received, and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received by the Fund was carried forward to align ongoing reporting of the portfolio's realized and unrealized gains and losses with amounts distributable for tax purposes.

The pro forma results of operations for the year ended May 31, 2019, assuming the reorganization had been completed on June 1, 2018 (the beginning of the annual period), are as follows:

Net investment income	$55,441,000
Net realized gain on investments	$55,309,000
Change in unrealized appreciation/(depreciation) on investments and foreign currency translations	$(86,226,000)
Net increase in net assets resulting from operations	$24,524,000

The combined investment portfolios have been managed as a single portfolio since the merger was completed on June 22, 2018. Thus, it is not practicable to separate the amounts of revenue and earnings

46

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

of the First Start Growth Fund that has been included in the Fund's Statement of Operations since June 22, 2018.

10. Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under 1940 Act. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital, as the administrator of the LRMP. At an in-person meeting held on February 26, 2020, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Cornerstone Moderately Aggressive Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Cornerstone Moderately Aggressive Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 27, 2020

48

USAA Mutual Funds Trust	Supplemental Information May 31, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

49

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.

50

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

51

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

52

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

53

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, IMCO (September 2009-April 2014); President, AMCO (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011); Director of USAA Investment Management Company (IMCO) (since 2009); Chairman of Board of IMCO (since 2013); Director of USAA Asset Management Company (AMCO), (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS)(October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013); Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

**  Mr. McNamara and Mr. Brown are "Interested Persons" by reason of their relationships with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

54

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

55

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2019 through May 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

Beginning Account Value 12/1/19	Actual Ending Account Value 5/31/20	Hypothetical Ending Account Value 5/31/20	Actual Expenses Paid During Period 12/1/19- 5/31/20*	Hypothetical Expenses Paid During Period 12/1/19- 5/31/20*	Annualized Expense Ratio During Period 12/1/19- 5/31/20
$1,000.00	$955.40	$1,020.20	$4.69	$4.85	0.96%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 183/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

56

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended May 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2020 (amounts in thousands):

Dividend Received Deduction (corporate shareholders)*	Qualified Dividend Income (non-corporate shareholders)*	Long-Term Capital Gain Distributions(a)
21.83%	28.58%	$15,226

*  Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any. All or a portion of these amounts may be exempt from taxation at the state level.

(a)  Pursuant to Section 852 of the Internal Revenue Code.

57

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*	You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to “opt-out” of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23405-0720

MAY 31, 2020

Annual Report

USAA Cornerstone Moderately
Conservative Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about September 8, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about September 8, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Financial Statements
Schedule of Portfolio Investments	9
Statement of Assets and Liabilities	24
Statement of Operations	25
Statements of Changes in Net Assets	26
Financial Highlights	28
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	43
Supplemental Information (Unaudited)	44
Proxy Voting and Portfolio Holdings Information	44
Trustees' and Officers' Information	45
Expense Examples	51
Additional Federal Income Tax Information	52
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

The previous decade ended with the longest-ever bull market in U.S. equities still intact, even as investors wrestled with issues like softening global economic data, Brexit, and U.S.-China trade relations. In retrospect, those worries seem so pedestrian given what we would soon experience.

A new and unexpected threat—a global pandemic, the novel coronavirus ("COVID-19")—first emerged in Asia and then began spreading globally and throughout the United States during the first quarter of 2020. This unprecedented and unanticipated event not only rendered all existing economic and earnings forecasts moot, but it also roiled stock and bond markets everywhere. Efforts to slow the spread of the virus, though successful to date, also brought the economy to a halt. The historic bull market in stocks ended virtually overnight.

After an initial severe sell-off in March, equity markets recovered sharply. As our annual reporting period drew to a close on May 31, 2020, many of the broad market indexes had recovered and volatility had returned to more palatable levels. In fact, despite all the chaos, the S&P 500® Index, one of the most popular measures of large U.S. stocks, finished the fiscal year (May 31, 2020) at approximately 3,044, which was up more than 10.6% from one year ago.

The market turmoil of early 2020 was not limited to equities. Fixed income volatility spiked when liquidity evaporated in late March as investors struggled to understand the ramifications of stay-at-home orders. Fortunately, the U.S. Federal Reserve (the "Fed") (as well as other global central banks) leapt into action—cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to stabilize markets.

The new lending facilities and programs had their intended effect of improving liquidity and trading. Credit spreads across corporate, high-yield, structured, and municipal markets were coaxed down from their highs. In addition, Congress came through with substantial fiscal stimulus that also was applauded by investors and markets. Although fixed income markets regained their footing, the yield on 10-Year Treasurys, a benchmark for low-risk investments, declined steadily during our fiscal year—from 2.14% at the beginning of our reporting period to approximately 0.65% as of May 31, 2020. This suggests that investors remain a little wary.

While the past year has been unprecedented for all of us, both personally and professionally, our portfolio managers continue to scrutinize the financial markets, economic conditions, and the trajectory of the pandemic, which will likely be the guiding factor on Fed policy and the markets.

No matter what happens in the near term, we believe that the massive monetary and fiscal policies introduced earlier this year will have longer-term ramifications. Despite this uncertainty, it's important to remain focused on your long-term investment goals and avoid making emotional decisions. If you invest with us directly, our Member Service Representatives are available to help. Call us at (800) 539-3863 or visit our website at vcm.com.

2

From all of us here at USAA Mutual Funds, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

3

USAA Mutual Funds Trust

USAA Cornerstone Moderately Conservative Fund

Managers' Commentary

(Unaudited)

Victory Solutions

Mannik S. Dhillon, CFA
Wasif A. Latif
Lance Humphrey, CFA
James F. Jackson, Jr., CFA
R. Neal Graves, CFA, CPA

•  What were the market conditions during the reporting period?

Global financial market performance varied widely over the period driven by uncertainty related to the duration and economic impact of the novel coronavirus ("COVID-19") pandemic. This generally led to a risk-off environment as investors flocked to safe haven assets such as U.S. Treasurys and gold. Global equities turned mostly lower with the exception of a small breadth of mega-cap securities well-positioned for an extended economic slowdown and the new stay-at-home paradigm. The final month and a half of the reporting period saw a rebound in risky assets as economies began a phased reopening.

Within the United States, the S&P 500® Index dropped nearly 34% from its 2020 high, before beginning to recoup losses with the support of comprehensive monetary and fiscal stimulus, along with encouraging results in COVID-19 vaccine trials. Over the reporting period, the S&P 500® Index returned 12.84%, with large-cap growth stocks leading the way, up to a return of 26.25% as represented by the Russell 1000 Growth Index. Value stocks and small-cap stocks underperformed growth stocks over the period, but more recently have seen a pickup in momentum. U.S. large-cap value stocks were down to a return of -1.64% over the reporting period as gauged by the Russell 1000 Value Index, while U.S. small-cap stocks, were down to a return of -3.44% as represented by the Russell 2000 Index.

Developed market international and emerging market equities followed a path similar to U.S. equities. Markets led investors on a rollercoaster ride that saw both the MSCI EAFE Index and MSCI Emerging Markets Index drop approximately 34% from their highs in the year. The market drawdown hit bottom on March 23rd and then started a steady ascent, erasing most of the losses as European Central Bank quantitative easing and talks of a 750-billion euros fiscal stimulus helped bolster momentum in the market's recovery. Over the reporting period, developed international equities, represented by the MSCI EAFE Index, were down to a return of -2.81%, while the MSCI Emerging Markets Index returned -4.39%.

Within fixed-income, interest rate-sensitive treasury bonds outperformed credit-sensitive investment-grade and high-yield corporate bonds. Investor demand for U.S. Treasurys drove yields to new lows, while credit spreads reached unprecedented levels as liquidity issues began to seize up parts of credit and municipal markets. The U.S. Federal Reserve (the "Fed") intervened, providing liquidity by expanding open market purchases to include

4

USAA Mutual Funds Trust

USAA Cornerstone Moderately Conservative Fund (continued)

Managers' Commentary (continued)

municipal and corporate bonds. Bloomberg Barclays US Treasury 20+ Year Index returned 27.46% over the reporting period, while the Bloomberg Barclays U.S. Aggregate Bond Index returned 9.42%. High-yield bonds finished the period slightly positive, up 1.32% as gauged by the Bloomberg Barclays US Corporate High Yield Index.

•  How did the USAA Cornerstone Moderately Conservative Fund (the "Fund") perform during the reporting period?

For the reporting period ended May 31, 2020, the Fund had a total return of 4.09%. This compares to returns of 8.50% for the Bloomberg Barclays U.S. Universal Index and 7.30% for the Cornerstone Moderately Conservative Composite Index.

•  What strategies did you employ during the reporting period?

The equity portfolio's overall tilt toward value stocks, especially within U.S. large-cap stocks, was a key factor in underperformance relative to the benchmark over the reporting period. An underweight to U.S. equities along with negative stock selection effects within emerging market and developed international equities weighed on relative performance.

Within the fixed income portion of the portfolio, a slight overweight to treasurys and an underweight to high yield contributed to relative performance, while allocations to corporate bonds detracted from performance.

Commodities as an asset class were down over the period with the Bloomberg Commodity Index returning -17.06%; however, gold outperformed. Gold's overweight within the portfolio contributed positively to relative performance over the period. A slight overweight to REITs relative to the benchmark detracted from performance.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Cornerstone Moderately Conservative Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended May 31, 2020

INCEPTION DATE	6/8/12
	Net Asset Value	Bloomberg Barclays U.S. Universal Index[1]	Cornerstone Moderately Conservative Composite Index[2]
One Year	4.09%	8.50%	7.30%
Five Year	2.74%	4.01%	4.81%
Since Inception	4.59%	NA	NA

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Cornerstone Moderately Conservative Fund — Growth of $10,000

*The performance of the Bloomberg Barclays U.S. Universal Index and Cornerstone Moderately Conservative Composite Index is calculated from the end of the month, May 31, 2012, while the inception date of the USAA Cornerstone Moderately Conservative Fund is June 8, 2012. There may be a slight variation of performance numbers because of this difference.

1The unmanaged Bloomberg Barclays U.S. Universal Index is an index that represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.

2The Cornerstone Moderately Conservative Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (23%), the MSCI ACWI ex USA IMI Net (15%), the Bloomberg Barclays U.S. Universal Index (58%), the Bloomberg Commodity Index Total Return (1%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (1%), and the Bloomberg Barclays U.S. Treasury — Bills (1-3M) (2%).

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	May 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

The Fund's investment objective is to seek current income with a secondary focus on capital appreciation.

Top 10 Holdings*

May 31, 2020

(% of Net Assets)

Vanguard FTSE Developed Markets ETF	4.9%
iShares Core S&P 500 ETF	3.3%
U.S. Treasury Notes, 1 .13%, 2/28/2021	3.1%
U.S. Treasury Notes, 2 .25%, 11/15/2025	3.1%
Vanguard FTSE Europe ETF	2.9%
Schwab Fundamental International Large Co. Index ETF	2.5%
iShares iBoxx $ Investment Grade Corporate Bond ETF	2.2%
Federal Home Loan Mortgage Corporation, 3.00%, 3/1/2047	1.9%
iShares Core MSCI Emerging Markets ETF	1.8%
iShares Core US Aggregate Bond ETF	1.8%

*  Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	May 31, 2020

Asset Allocation*:

May 31, 2020

(% of Net Assets)

*  Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

8

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Asset Backed Securities (4.3%)
American Express Credit Account Master Trust, Series 2019-2, Class B, 2.86%, 11/15/24	$358	$362
Americredit Automobile Receivables Trust, Series 2018-2, Class A3, 3.15%, 3/20/23, Callable 3/18/23 @ 100	135	136
Americredit Automobile Receivables Trust, Series 2018-1, Class C, 3.50%, 1/18/24, Callable 10/18/22 @ 100	480	494
ARI Fleet Lease Trust, Series 2020-A, Class A3, 1.80%, 8/15/28, Callable 5/15/23 @ 100 (a)	96	96
BCC Funding Corp. XVI LLC, Series 2019-1A, Class A2, 2.46%, 8/20/24, Callable 8/20/23 @ 100 (a)	1,500	1,506
Canadian Pacer Auto Receivables Trust, Series 2018-1A, Class C, 3.82%, 4/19/24, Callable 5/19/21 @ 100 (a)	263	266
CarMax Auto Owner Trust, Series 2020-1, Class B, 2.21%, 9/15/25, Callable 12/15/23 @ 100	137	134
Credit Acceptance Auto Loan Trust, Series 2018-3A, Class A, 3.55%, 8/15/27, Callable 10/15/21 @ 100 (a)	329	332
Dell Equipment Finance Trust, Series 2020-1, Class A3, 2.24%, 2/22/23, Callable 10/22/22 @ 100 (a)	71	71
Drive Auto Receivables Trust, Series 2019-1, Class C, 3.78%, 4/15/25, Callable 6/15/22 @ 100	158	160
Element Rail Leasing I LLC, Series 2014-1A, Class A2, 3.67%, 4/19/44 (a)	240	240
Enterprise Fleet Financing LLC, Series 2020-1, Class A3, 1.86%, 12/22/25 (a)	88	86
Evergreen Credit Card Trust, Series 2019-2, Class A, 1.90%, 9/15/24 (a)	275	275
Exeter Automobile Receivables Trust, Series 2020-1A, Class B, 2.26%, 4/15/24, Callable 5/15/24 @ 100 (a)	110	110
Exeter Automobile Receivables Trust, Series 2017-3A, Class D, 5.28%, 10/15/24, Callable 3/15/22 @ 100 (a)	110	106
Exeter Automobile Receivables Trust, Series 2019-2A, Class C, 3.30%, 3/15/24, Callable 12/15/22 @ 100 (a)	215	216
Ford Credit Auto Owner Trust, Series 2019-A, Class A3, 2.78%, 9/15/23, Callable 3/15/23 @ 100	78	80
Ford Credit Auto Owner Trust, Series 2020-1, Class B, 2.29%, 8/15/31, Callable 2/15/25 @ 100 (a)	143	125
GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class A4, 1.90%, 3/17/25, Callable 2/16/23 @ 100	143	147
GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class A4, 1.74%, 8/18/25, Callable 12/16/23 @ 100	177	182
Goal Capital Funding Trust, Series 2005-2, Class A4, 0.56% (LIBOR03M+20bps), 8/25/44, Callable 8/25/20 @ 100 (b)	452	422
Great American Auto Leasing, Inc., Series 2019-1, Class A3, 3.05%, 9/15/22, Callable 12/15/22 @ 100 (a)	98	99
Hertz Vehicle Financing II LP, Series 2019-3A, Class A, 2.67%, 12/26/25 (a)	176	166
HPEFS Equipment Trust, Series 2019-1A, Class C, 2.49%, 9/20/29, Callable 7/20/22 @ 100 (a)	97	95
HPEFS Equipment Trust, Series 2020-1A, Class B, 1.89%, 2/20/30, Callable 2/20/23 @ 100 (a)	55	54
John Deere Owner Trust, Series 2020-A, Class A4, 1.21%, 11/16/26, Callable 4/15/23 @ 100	215	214

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Kubota Credit Owner Trust, Series 2020-1A, Class A4, 2.26%, 7/15/26, Callable 10/15/23 @ 100 (a)	$92	$93
MMAF Equipment Finance LLC, Series 2017-B, Class A4, 2.41%, 11/15/24, Callable 2/15/28 @ 100 (a)	215	218
Navient Student Loan Trust, Series 2015-2, Class B, 1.67% (LIBOR01M+150bps), 8/25/50, Callable 10/25/28 @ 100 (b)	200	173
NP SPE II LLC, Series 2017-1A, Class A1, 3.37%, 10/21/47, Callable 10/20/27 @ 100 (a)	78	76
OSCAR US Funding Trust IX LLC, Series 2018-2A, Class A4, 3.63%, 9/10/25 (a)	560	574
SCF Equipment Leasing LLC, Series 2017-2A, Class A, 3.41%, 12/20/23, Callable 6/20/20 @ 100 (a)	115	115
Synchrony Credit Card Master Note Trust, Series 2018-2, Class A, 3.47%, 5/15/26	381	400
Synchrony Credit Card Master Note Trust, Series 2016-2, Class C, 2.95%, 5/15/24	320	320
Transportation Finance Equipment Trust, Series 2019-1, Class A4, 1.88%, 3/25/24, Callable 9/23/23 @ 100 (a)	215	210
Trinity Rail Leasing LLC, Series 2019-2A, Class A1, 2.39%, 10/18/49, Callable 10/17/20 @ 100 (a)	464	445
Westlake Automobile Receivables Trust, Series 2018-2A, Class D, 4.00%, 1/16/24, Callable 10/15/21 @ 100 (a)	350	353
Westlake Automobile Receivables Trust, Series 2020-1A, Class B, 1.94%, 4/15/25, Callable 6/15/24 @ 100 (a)	358	359
Total Asset Backed Securities (Cost $9,549)		9,510
Collateralized Mortgage Obligations (1.3%)
Banc of America Commercial Mortgage Trust, Series 2008-1, Class AJ, 6.57%, 2/10/51 (c)	26	26
Banc of America Commercial Mortgage Trust, Series 2006-3, Class AM, 5.66%, 7/10/44 (c)	155	31
BANK, Series 2019-BNK20, Class A3, 3.01%, 9/15/61	250	271
Barclays Commercial Mortgage Trust, Series 2019-C5, Class ASB, 2.99%, 11/15/52	167	176
Benchmark Mortgage Trust, Series 2020-B17, Class ASB, 2.18%, 3/15/53	143	144
Benchmark Mortgage Trust, Series 2019-B14, Class A5, 3.05%, 12/15/61	286	310
BTH Mortgage-Backed Securities Trust, Series 2018-21, Class A, 2.87% (LIBOR01M+250bps), 10/7/21 (a) (b)	320	308
BX Trust, Series 2019-OC11, Class A, 3.20%, 12/9/41 (a)	132	133
Citigroup Commercial Mortgage Trust, Series 2020-555, Class A, 2.65%, 12/10/41 (a)	215	207
Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class AAB, 2.61%, 1/15/53	143	148
COMM Mortgage Trust, Series 2019-GC44, Class ASB, 2.87%, 8/15/57	215	226
Credit Suisse Commercial Mortgage Trust, Series 2007-C1, Class AMFL, 0.37% (LIBOR01M+19bps), 2/15/40 (b)	3	3
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA, 1.90%, 1/15/49 (c) (d)	2,447	192
DBJPM Mortgage Trust, Series 2016-SFC, Class A, 2.83%, 8/10/36 (a)	500	452
GE Commercial Mortgage Corp., Series 2007-C1, Class AM, 5.61%, 12/10/49 (c)	57	40

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
GS Mortgage Securities Trust, Series 2020-GC45, Class A5, 2.91%, 2/13/53	$91	$97
GS Mortgage Securities Trust, Series 2020-GC45, Class AAB, 2.84%, 2/13/53	77	81
UBS Commercial Mortgage Trust, Series 2012-C1, Class XA, 2.07%, 5/10/45 (a) (c) (d)	2,444	69
Total Collateralized Mortgage Obligations (Cost $3,067)		2,914
Common Stocks (12.5%)
Communication Services (1.1%):
Activision Blizzard, Inc.	1,708	123
Alphabet, Inc. Class C (e)	272	389
AT&T, Inc.	6,672	206
Charter Communications, Inc. Class A (e)	260	141
Comcast Corp. Class A	5,000	198
DISH Network Corp. Class A (e)	5,509	174
Electronic Arts, Inc. (e)	1,017	125
Facebook, Inc. Class A (e)	1,266	285
Fox Corp. Class A	5,179	151
Match Group, Inc. (e) (f)	1,188	106
Sirius XM Holdings, Inc. (f)	18,553	108
Take-Two Interactive Software, Inc. (e)	869	118
Verizon Communications, Inc.	3,567	205
		2,329
Consumer Discretionary (0.9%):
AutoZone, Inc. (e)	107	123
Booking Holdings, Inc. (e)	88	144
Dollar General Corp.	695	133
Domino's Pizza, Inc.	287	111
Lowe's Cos., Inc.	1,180	154
Lululemon Athletica, Inc. (e)	512	154
Nike, Inc. Class B	3,162	312
O'Reilly Automotive, Inc. (e)	281	117
Target Corp. (g)	1,100	135
Tesla, Inc. (e)	179	149
The Home Depot, Inc.	1,635	406
Yum! Brands, Inc.	1,326	119
		2,057
Consumer Staples (0.9%):
Colgate-Palmolive Co.	1,769	128
Costco Wholesale Corp.	487	150
Kimberly-Clark Corp.	869	123
Philip Morris International, Inc.	4,171	306
Sysco Corp.	2,126	117
The Clorox Co. (f)	1,125	232
The Kroger Co.	7,553	247
The Procter & Gamble Co.	3,452	400
Tyson Foods, Inc. Class A	2,364	145
Walgreens Boots Alliance, Inc.	3,261	140
		1,988

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Energy (0.4%):
Chevron Corp.	1,990	$183
ConocoPhillips	6,300	266
Phillips 66	3,494	273
Valero Energy Corp.	1,879	125
		847
Financials (1.6%):
AGNC Investment Corp.	540	7
Annaly Capital Management, Inc.	1,428	9
Aon PLC Class A	652	128
Brown & Brown, Inc.	3,062	123
Capital One Financial Corp.	2,275	155
Fifth Third Bancorp	7,635	148
First Republic Bank (f)	1,123	122
Intercontinental Exchange, Inc.	1,339	130
JPMorgan Chase & Co.	2,190	213
MarketAxess Holdings, Inc. (f)	238	121
MetLife, Inc.	4,021	145
Morgan Stanley	3,723	165
MSCI, Inc.	686	226
Regions Financial Corp.	13,189	149
S&P Global, Inc.	878	285
State Street Corp.	2,323	142
SVB Financial Group (e) (f)	584	125
Synchrony Financial	7,371	150
T. Rowe Price Group, Inc.	1,020	123
The Allstate Corp.	2,264	222
The Goldman Sachs Group, Inc.	805	158
The PNC Financial Services Group, Inc.	1,221	139
The Progressive Corp.	3,114	242
U.S. Bancorp	3,555	126
		3,553
Health Care (2.1%):
AbbVie, Inc.	3,605	334
Amgen, Inc.	1,340	308
Anthem, Inc.	541	159
Biogen, Inc. (e)	855	263
Bristol-Myers Squibb Co.	5,285	316
Cerner Corp.	1,629	119
Cigna Corp.	798	157
CVS Health Corp.	2,477	162
DaVita, Inc. (e)	1,321	107
DexCom, Inc. (e)	320	121
Eli Lilly & Co.	1,888	289
HCA Healthcare, Inc.	1,337	143
IDEXX Laboratories, Inc. (e)	388	120
Johnson & Johnson (g)	3,226	480
Merck & Co., Inc.	2,146	173
Mettler-Toledo International, Inc. (e)	151	120

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Pfizer, Inc.	5,011	$191
Regeneron Pharmaceuticals, Inc. (e) (f)	218	134
ResMed, Inc.	712	114
UnitedHealth Group, Inc.	1,395	425
Vertex Pharmaceuticals, Inc. (e)	477	137
Waters Corp. (e) (f)	573	115
West Pharmaceutical Services, Inc.	564	122
		4,609
Industrials (1.1%):
3M Co.	884	138
Carrier Global Corp. (e)	14,688	301
Cummins, Inc.	856	145
Eaton Corp. PLC	1,688	143
FedEx Corp.	1,159	151
General Dynamics Corp.	1,100	161
IHS Markit Ltd.	1,754	122
Illinois Tool Works, Inc.	747	129
Lockheed Martin Corp.	715	278
Northrop Grumman Corp.	381	128
Old Dominion Freight Line, Inc.	729	125
Otis Worldwide Corp.	2,247	118
Rockwell Automation, Inc.	577	125
Teledyne Technologies, Inc. (e)	347	130
Verisk Analytics, Inc.	736	127
WW Grainger, Inc.	379	117
		2,438
Information Technology (2.9%):
Accenture PLC Class A	771	155
Adobe, Inc. (e)	887	343
Apple, Inc.	5,405	1,718
Applied Materials, Inc.	2,759	155
Broadcom, Inc.	598	174
CDW Corp. (f)	1,003	111
Cisco Systems, Inc.	4,388	210
Citrix Systems, Inc.	762	113
Cognizant Technology Solutions Corp. Class A	2,334	124
DocuSign, Inc. (e)	955	133
HP, Inc.	16,403	248
Intel Corp.	3,502	220
Intuit, Inc.	454	132
KLA Corp.	700	123
Lam Research Corp.	1,501	411
Leidos Holdings, Inc.	1,138	120
Mastercard, Inc. Class A	665	200
Micron Technology, Inc. (e)	3,054	146
Microsoft Corp. (g)	2,919	535
NVIDIA Corp.	1,075	382
Oracle Corp.	3,137	169
Seagate Technology PLC	2,691	143

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Texas Instruments, Inc.	1,210	$144
VeriSign, Inc. (e)	515	113
VMware, Inc. Class A (e) (f)	1,006	157
		6,479
Materials (0.7%):
Air Products & Chemicals, Inc.	547	132
Hycroft Mining Corp. (e) (h) (i)	562,587	794
Linde PLC	768	156
LyondellBasell Industries NV Class A	4,518	288
Newmont Corp.	1,968	115
The Sherwin-Williams Co.	222	132
		1,617
Real Estate (0.4%):
Alexandria Real Estate Equities, Inc.	115	18
American Tower Corp.	442	114
AvalonBay Communities, Inc.	139	22
Boston Properties, Inc.	154	13
Camden Property Trust	97	9
CBRE Group, Inc. Class A (e)	317	14
Crown Castle International Corp.	415	71
Digital Realty Trust, Inc.	262	38
Duke Realty Corp.	367	13
Equinix, Inc.	85	59
Equity LifeStyle Properties, Inc. (f)	173	11
Equity Residential	371	22
Essex Property Trust, Inc.	66	16
Extra Space Storage, Inc.	129	13
Federal Realty Investment Trust (f)	75	6
Healthpeak Properties, Inc.	494	12
Host Hotels & Resorts, Inc. (f)	716	9
Invitation Homes, Inc.	537	14
Iron Mountain, Inc. (f)	287	7
Jones Lang LaSalle, Inc.	51	5
Kimco Realty Corp.	421	5
Medical Properties Trust, Inc.	517	9
Mid-America Apartment Communities, Inc.	114	13
National Retail Properties, Inc.	171	5
Omega Healthcare Investors, Inc.	218	7
Prologis, Inc.	736	67
Public Storage (f)	157	32
Realty Income Corp.	325	18
Regency Centers Corp.	167	7
SBA Communications Corp.	112	35
Simon Property Group, Inc.	306	18
SL Green Realty Corp.	80	3
Sun Communities, Inc.	92	13
UDR, Inc.	293	11
Ventas, Inc.	372	13
VEREIT, Inc.	1,066	6

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
VICI Properties, Inc.	460	$9
Vornado Realty Trust (f)	171	6
Welltower, Inc.	405	21
Weyerhaeuser Co.	744	15
WP Carey, Inc.	172	10
		809
Utilities (0.4%):
Duke Energy Corp. (g)	1,788	153
Eversource Energy (g)	1,499	126
Exelon Corp.	3,918	150
NextEra Energy, Inc. (g)	635	162
The Southern Co. (g)	2,321	133
WEC Energy Group, Inc. (f) (g)	1,354	124
		848
Total Common Stocks (Cost $26,341)		27,574
Preferred Stocks (1.1%)
Communication Services (0.2%):
Qwest Corp., 6.50%, 9/1/56	20,000	469
Consumer Staples (0.6%):
CHS, Inc., cumulative redeemable, Series 1, 7.88% (j)	32,000	887
Dairy Farmers of America, Inc., cumulative redeemable, 7.88% (a) (j)	5,000	430
		1,317
Financials (0.3%):
Delphi Financial Group, Inc., 3.58% (LIBOR03M+319bps), 5/15/37 (b) (h)	27,414	603
Total Preferred Stocks (Cost $2,517)		2,389
Senior Secured Loans (0.2%)
Academy Ltd., 1st Lien Term Loan B, 5.00% (LIBOR01M+400bps), 7/2/22 (b)	$580	432
Total Senior Secured Loans (Cost $510)		432
Corporate Bonds (15.5%)
Communication Services (0.6%):
AT&T, Inc., 2.30%, 6/1/27, Callable 4/1/27 @ 100	211	214
Fox Corp., 3.05%, 4/7/25, Callable 3/7/25 @ 100	102	109
The Walt Disney Co., 2.20%, 1/13/28	94	98
T-Mobile USA, Inc., 3.88%, 4/15/30, Callable 1/15/30 @ 100 (a) (g)	257	279
Verizon Communications, Inc., 4.50%, 8/10/33	430	532
		1,232
Consumer Discretionary (0.4%):
AutoNation, Inc., 4.75%, 6/1/30, Callable 3/1/30 @ 100	85	89
eBay, Inc., 1.90%, 3/11/25, Callable 2/11/25 @ 100	251	254
General Motors Co., 6.80%, 10/1/27, Callable 8/1/27 @ 100 (f)	88	100
See notes to financial statements.

15

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Hasbro, Inc., 3.55%, 11/19/26, Callable 9/19/26 @ 100	$172	$177
Nordstrom, Inc., 4.38%, 4/1/30, Callable 1/1/30 @ 100	143	105
VF Corp., 2.95%, 4/23/30, Callable 1/23/30 @ 100	106	111
		836
Consumer Staples (1.2%):
Altria Group, Inc., 3.40%, 5/6/30, Callable 2/6/30 @ 100 (f)	101	106
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, 2/1/36, Callable 8/1/35 @ 100	358	406
BAT Capital Corp., 2.79%, 9/6/24, Callable 8/6/24 @ 100	300	312
Kraft Heinz Foods Co., 3.75%, 4/1/30, Callable 1/1/30 @ 100 (a)	161	167
McCormick & Co., Inc., 2.50%, 4/15/30, Callable 1/15/30 @ 100	62	65
PepsiCo, Inc., 2.25%, 3/19/25, Callable 2/19/25 @ 100	332	355
Sysco Corp., 5.95%, 4/1/30, Callable 1/1/30 @ 100	83	100
The Coca-Cola Co., 3.45%, 3/25/30	500	581
The Procter & Gamble Co., 3.00%, 3/25/30	142	163
Unilever Capital Corp., 2.60%, 5/5/24, Callable 3/5/24 @ 100	350	375
		2,630
Energy (2.2%):
Cameron LNG LLC, 3.30%, 1/15/35, Callable 9/15/34 @ 100 (a)	273	292
Cheniere Corpus Christi Holdings LLC, 3.70%, 11/15/29, Callable 5/18/29 @ 100 (a)	358	356
Diamondback Energy, Inc., 3.25%, 12/1/26, Callable 10/1/26 @ 100	215	209
Enable Midstream Partners LP, 4.15%, 9/15/29, Callable 6/15/29 @ 100	350	285
Enbridge Energy Partners LP, 7.38%, 10/15/45, Callable 4/15/45 @ 100 (g)	650	893
Energy Transfer Operating LP, 3.75%, 5/15/30, Callable 2/15/30 @ 100	215	212
Enterprise Products Operating LLC, 2.80%, 1/31/30, Callable 10/31/29 @ 100	215	224
EOG Resources, Inc., 4.38%, 4/15/30, Callable 1/15/30 @ 100	65	77
EQM Midstream Partners LP, 4.75%, 7/15/23, Callable 6/15/23 @ 100 (g)	700	692
EQT Corp., 7.00%, 2/1/30, Callable 11/1/29 @ 100	145	154
Exxon Mobil Corp., 2.99%, 3/19/25, Callable 2/19/25 @ 100 (g)	357	390
Marathon Petroleum Corp., 4.70%, 5/1/25, Callable 4/1/25 @ 100	99	110
National Oilwell Varco, Inc., 3.60%, 12/1/29, Callable 9/1/29 @ 100	286	267
Occidental Petroleum Corp., 4.40%, 8/15/49, Callable 2/15/49 @ 100	143	85
ONEOK, Inc., 6.35%, 1/15/31, Callable 10/15/30 @ 100	176	199
Rockies Express Pipeline LLC, 4.80%, 5/15/30, Callable 2/15/30 @ 100 (a)	143	133
Sabine Pass Liquefaction LLC, 4.50%, 5/15/30, Callable 11/15/29 @ 100 (a)	22	24
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.50%, 3/1/30, Callable 3/1/25 @ 102.75 (a)	143	143
Western Midstream Operating LP, 3.10%, 2/1/25, Callable 1/1/25 @ 100	151	140
		4,885
Financials (5.1%):
Amcor Finance USA, Inc., 3.63%, 4/28/26, Callable 1/28/26 @ 100	250	267
AmTrust Financial Services, Inc., 6.13%, 8/15/23	332	312
Ares Capital Corp., 3.63%, 1/19/22, Callable 12/19/21 @ 100 (g)	350	347
BancorpSouth Bank, 4.13% (LIBOR03M+247bps), 11/20/29, Callable 11/20/24 @ 100 (b)	184	180
BBVA USA, 3.88%, 4/10/25, Callable 3/10/25 @ 100	100	102

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
BMW U.S. Capital LLC, 3.25%, 8/14/20 (a) (g)	$700	$701
Capital One NA, 2.15%, 9/6/22, Callable 8/6/22 @ 100	350	354
Citizens Financial Group, Inc., 2.50%, 2/6/30, Callable 11/6/29 @ 100	215	208
Cullen/Frost Capital Trust II, 3.13% (LIBOR03M+155bps), 3/1/34, Callable 7/6/20 @ 100 (b)	1,000	799
First Horizon Bank, 5.75%, 5/1/30, Callable 2/1/30 @ 100	106	107
First Maryland Capital I, 2.22% (LIBOR03M+100bps), 1/15/27, Callable 7/6/20 @ 100 (b)	100	85
Ford Motor Credit Co. LLC, 4.06%, 11/1/24, Callable 10/1/24 @ 100	500	472
Global Atlantic Financial Co., 4.40%, 10/15/29, Callable 7/15/29 @ 100 (a)	184	168
HSB Group, Inc., 2.13% (LIBOR03M+91bps), 7/15/27, Callable 7/6/20 @ 100 (b)	550	490
Hyundai Capital America, 3.75%, 7/8/21 (a) (g)	700	706
JPMorgan Chase & Co., 2.52% (SOFR+204bps), 4/22/31, Callable 4/22/30 @ 100 (b)	124	127
KeyCorp, 2.25%, 4/6/27, MTN	215	215
Level 3 Financing, Inc., 3.88%, 11/15/29, Callable 8/15/29 @ 100 (a)	287	294
Loews Corp., 3.20%, 5/15/30, Callable 2/15/30 @ 100	140	148
Nationwide Mutual Insurance Co., 3.03% (LIBOR03M+229bps), 12/15/24, Callable 7/6/20 @ 100 (a) (b)	1,100	1,083
PNC Bank NA, 2.70%, 10/22/29	1,000	1,053
PPL Capital Funding, Inc., 4.13%, 4/15/30, Callable 1/15/30 @ 100	141	159
Prudential Financial, Inc., 5.62% (LIBOR03M+392bps), 6/15/43, Callable 6/15/23 @ 100 (b)	600	622
Regions Financial Corp., 2.25%, 5/18/25, Callable 4/18/25 @ 100	158	161
Santander Holdings USA, Inc., 3.45%, 6/2/25, Callable 5/2/25 @ 100 (k)	88	89
Signature Bank, 4.13% (LIBOR03M+256bps), 11/1/29, Callable 11/1/24 @ 100 (b)	250	249
SunTrust Capital, 1.06% (LIBOR03M+67bps), 5/15/27, Callable 7/6/20 @ 100 (b)	1,000	830
Texas Capital Bank NA, 5.25%, 1/31/26	143	154
The Allstate Corp., 5.75% (LIBOR03M+294bps), 8/15/53, Callable 8/15/23 @ 100 (b)	140	143
The PNC Financial Services Group, Inc., 2.55%, 1/22/30, Callable 10/24/29 @ 100	250	267
The Progressive Corp., 3.20%, 3/26/30, Callable 12/26/29 @ 100 (f)	43	48
Wells Fargo & Co., 2.19% (SOFR+200bps), 4/30/26, Callable 4/30/25 @ 100 (b)	159	161
Zions Bancorp NA, 3.25%, 10/29/29, Callable 7/29/29 @ 100	286	268
		11,369
Health Care (1.0%):
AbbVie, Inc., 3.20%, 11/21/29, Callable 8/21/29 @ 100 (a) (g)	287	310
Biogen, Inc., 2.25%, 5/1/30, Callable 2/1/30 @ 100	248	252
CVS Health Corp., 3.25%, 8/15/29, Callable 5/15/29 @ 100 (g)	534	577
DENTSPLY SIRONA, Inc., 3.25%, 6/1/30, Callable 3/1/30 @ 100	158	162
Duke University Health System, Inc., 2.60%, 6/1/30	105	113
HCA, Inc., 5.13%, 6/15/39, Callable 12/15/38 @ 100	358	411
Laboratory Corp. of America Holdings, 2.95%, 12/1/29, Callable 9/1/29 @ 100	215	226
Thermo Fisher Scientific, Inc., 4.13%, 3/25/25, Callable 2/25/25 @ 100	142	162
		2,213

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Industrials (1.7%):
Ashtead Capital, Inc.
4.00%, 5/1/28, Callable 5/1/23 @ 102 (a)	$51	$50
4.25%, 11/1/29, Callable 11/1/24 @ 102.13 (a)	38	37
Carlisle Cos., Inc., 2.75%, 3/1/30, Callable 12/1/29 @ 100	215	212
Carrier Global Corp., 3.38%, 4/5/40, Callable 10/5/39 @ 100 (a)	107	95
Caterpillar, Inc., 2.60%, 4/9/30, Callable 1/9/30 @ 100	106	115
Dover Corp., 2.95%, 11/4/29, Callable 8/4/29 @ 100	215	226
Ferguson Finance PLC, 3.25%, 6/2/30, Callable 3/2/30 @ 100 (a)	95	96
GATX Corp., 4.00%, 6/30/30, Callable 3/30/30 @ 100	68	70
General Dynamics Corp., 3.50%, 4/1/27, Callable 2/1/27 @ 100	142	160
Georgia-Pacific LLC, 2.10%, 4/30/27, Callable 2/28/27 @ 100 (a)	248	252
IDEX Corp., 3.00%, 5/1/30, Callable 2/1/30 @ 100	248	255
Otis Worldwide Corp., 3.11%, 2/15/40, Callable 8/15/39 @ 100 (a)	143	140
Penske Truck Leasing Co. LP/PTL Finance Corp., 4.00%, 7/15/25, Callable 6/15/25 @ 100 (a)	141	151
Ryder System, Inc. 3.50%, 6/1/21, MTN (g)	700	709
2.90%, 12/1/26, Callable 10/1/26 @ 100, MTN	358	359
The Boeing Co., 5.71%, 5/1/40, Callable 11/1/39 @ 100	212	233
The Conservation Fund A Nonprofit Corp., 3.47%, 12/15/29, Callable 9/15/29 @ 100	325	345
United Airlines Pass Through Trust, 2.90%, 11/1/29	300	207
		3,712
Information Technology (0.9%):
Amphenol Corp., 2.80%, 2/15/30, Callable 11/15/29 @ 100	300	314
Analog Devices, Inc., 2.95%, 4/1/25, Callable 3/1/25 @ 100	53	56
Broadcom, Inc., 4.30%, 11/15/32, Callable 8/15/32 @ 100 (a)	88	93
Hewlett Packard Enterprise Co., 4.65%, 10/1/24, Callable 9/1/24 @ 100	141	155
Intel Corp., 3.90%, 3/25/30, Callable 12/25/29 @ 100	500	600
Keysight Technologies, Inc., 3.00%, 10/30/29, Callable 7/30/29 @ 100	263	275
Microsoft Corp., 3.45%, 8/8/36, Callable 2/8/36 @ 100	466	549
		2,042
Materials (0.5%):
Avery Dennison Corp., 2.65%, 4/30/30, Callable 2/1/30 @ 100	86	86
Colonial Enterprises, Inc., 3.25%, 5/15/30, Callable 2/15/30 @ 100 (a)	44	46
Ecolab, Inc., 4.80%, 3/24/30, Callable 12/24/29 @ 100	83	104
LYB International Finance III LLC, 3.38%, 5/1/30, Callable 2/1/30 @ 100	124	128
Packaging Corp. of America, 3.00%, 12/15/29, Callable 9/15/29 @ 100	358	377
Sonoco Products Co., 3.13%, 5/1/30, Callable 2/1/30 @ 100	164	166
Vulcan Materials Co., 3.50%, 6/1/30, Callable 3/1/30 @ 100	141	147
		1,054
Real Estate (0.5%):
AvalonBay Communities, Inc., 2.45%, 1/15/31, MTN, Callable 10/15/30 @ 100	211	217
Boston Properties LP, 3.25%, 1/30/31, Callable 10/30/30 @ 100	93	98

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Essex Portfolio LP, 2.65%, 3/15/32, Callable 12/15/31 @ 100	$250	$248
Mid-America Apartments LP, 2.75%, 3/15/30, Callable 12/15/29 @ 100	358	360
SBA Tower Trust, 2.84%, 1/15/25 (a)	173	175
VICI Properties LP/VICI Note Co., Inc., 4.63%, 12/1/29, Callable 12/1/24 @ 102.31 (a)	33	33
		1,131
Utilities (1.4%):
AEP Texas, Inc., 3.45%, 1/15/50, Callable 7/15/49 @ 100	251	268
Alabama Power Co., 3.85%, 12/1/42	215	244
Ameren Corp., 3.50%, 1/15/31, Callable 10/15/30 @ 100	71	79
Cleco Corporate Holdings LLC, 3.38%, 9/15/29, Callable 6/11/29 @ 100 (a)	367	372
DTE Electric Co., 2.25%, 3/1/30, Callable 12/1/29 @ 100	215	223
Duke Energy Florida LLC, 3.85%, 11/15/42, Callable 5/15/42 @ 100	215	249
Exelon Generation Co. LLC, 3.25%, 6/1/25, Callable 5/1/25 @ 100	158	164
IPALCO Enterprises, Inc., 4.25%, 5/1/30, Callable 2/1/30 @ 100 (a)	161	170
ITC Holdings Corp., 2.95%, 5/14/30, Callable 2/14/30 @ 100 (a)	158	166
National Fuel Gas Co., 5.50%, 1/15/26, Callable 12/15/25 @ 100 (k)	211	214
NextEra Energy Capital Holdings, Inc., 3.34%, 9/1/20	467	470
The Narragansett Electric Co., 3.40%, 4/9/30, Callable 1/9/30 @ 100 (a)	106	118
Union Electric Co., 2.95%, 3/15/30, Callable 12/15/29 @ 100	357	393
		3,130
Total Corporate Bonds (Cost $33,314)		34,234
Yankee Dollar (2.0%)
Consumer Staples (0.1%):
Alimentation Couche-Tard, Inc., 2.95%, 1/25/30, Callable 10/25/29 @ 100 (a)	143	145
Energy (0.0%) (l):
Petroleos Mexicanos, 6.49%, 1/23/27, Callable 11/23/26 @ 100 (a)	123	109
Petronas Capital Ltd., 3.50%, 4/21/30, Callable 1/21/30 @ 100 (a)	11	12
		121
Financials (1.4%):
Athene Holding Ltd., 4.13%, 1/12/28, Callable 10/12/27 @ 100	700	686
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.38%, 4/17/25 (a)	101	108
Barclays PLC, 2.85% (LIBOR03M+245bps), 5/7/26, Callable 5/7/25 @ 100 (b)	212	217
Deutsche Bank AG, 3.96% (SOFR+258bps), 11/26/25, Callable 11/26/24 @ 100 (b)	215	221
Diageo Capital PLC, 2.13%, 4/29/32, Callable 1/29/32 @ 100	248	252
QBE Capital Funding III Ltd., 7.25% (USSW10+405bps), 5/24/41, Callable 5/24/21 @ 100 (a) (b)	250	259
Royal Bank of Canada, 1.60%, 4/17/23, MTN	248	253
Sumitomo Mitsui Financial Group, Inc., 2.45%, 9/27/24	1,000	1,035
		3,031

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Industrials (0.2%):
CK Hutchison International 19 II Ltd., 2.75%, 9/6/29, Callable 6/6/29 @ 100 (a)	$300	$312
Heathrow Funding Ltd., 4.88%, 7/15/21 (a)	142	145
		457
Materials (0.3%):
Anglo American Capital PLC, 5.63%, 4/1/30, Callable 1/1/30 @ 100 (a)	133	153
Braskem Netherlands Finance BV, 4.50%, 1/31/30 (a)	214	188
CCL Industries, Inc., 3.05%, 6/1/30, Callable 3/1/30 @ 100 (a) (k)	159	160
Teck Resources Ltd., 6.13%, 10/1/35	230	240
		741
Total Yankee Dollar (Cost $4,402)		4,495
Municipal Bonds (1.2%)
Florida (0.1%):
County of Broward Florida Airport System Revenue, Series C, 2.50%, 10/1/28	143	139
Hillsborough County School Board Certificate of Participation, Series B, 1.92%, 7/1/25	90	91
		230
Georgia (0.2%):
Athens Housing Authority Revenue, 2.42%, 12/1/26	305	316
Michigan (0.1%):
Michigan Finance Authority Revenue, 3.08%, 12/1/34	215	230
New Jersey (0.1%):
New Jersey Economic Development Authority Revenue, Series NNN, 2.88%, 6/15/24	138	131
New Jersey Transportation Trust Fund Authority Revenue, 4.08%, 6/15/39	55	45
North Hudson Sewerage Authority Revenue, 2.88%, 6/1/28	72	75
		251
New York (0.2%):
New York State Dormitory Authority Revenue, Series B, 2.83%, 7/1/31	360	363
New York State Thruway Authority Revenue, Series M, 2.55%, 1/1/28	83	82
		445
Pennsylvania (0.2%):
State Public School Building Authority Revenue, 3.05%, 4/1/28	143	143
University of Pittsburgh-of The Commonwealth System of Higher Education Revenue Series C, 2.53%, 9/15/31	145	144
Series C, 2.58%, 9/15/32	70	69
Series C, 2.63%, 9/15/33	145	143
		499

See notes to financial statements.

20

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Texas (0.3%):
City of Houston Texas Combined Utility System Revenue, 3.72%, 11/15/28	$180	$202
Harris County Cultural Education Facilities Finance Corp. Revenue, Series B, 2.81%, 5/15/29	145	147
State of Texas, GO, 3.00%, 4/1/28	215	235
		584
Total Municipal Bonds (Cost $2,529)		2,555
U.S. Government Agency Mortgages (7.1%)
Federal Home Loan Mortgage Corporation Series K047, Class A2, 3.33%, 5/25/25 (c)	1,100	1,222
3.00%, 4/1/46-3/1/47	9,394	9,938
3.50%, 4/1/46-4/1/48	4,026	4,280
		15,440
Federal National Mortgage Association Series 2016-M2, Class AV2, 2.15%, 1/25/23	307	314
Total U.S. Government Agency Mortgages (Cost $15,027)		15,754
U.S. Treasury Obligations (15.0%)
U.S. Treasury Bonds 3.13%, 8/15/44	700	955
3.00%, 8/15/48 (g)	1,000	1,376
2.38%, 11/15/49	1,000	1,237
U.S. Treasury Notes 2.50%, 1/31/21 (g)	1,000	1,015
1.13%, 2/28/21	6,802	6,849
1.63%, 11/15/22	3,000	3,106
2.00%, 2/15/23	618	648
1.63%, 4/30/23	3,800	3,958
2.50%, 5/15/24	1,500	1,633
2.25%, 11/15/25	6,200	6,831
1.63%, 2/15/26	2,000	2,139
2.25%, 2/15/27	1,000	1,117
2.38%, 5/15/27 (g)	2,000	2,259
Total U.S. Treasury Obligations (Cost $30,601)		33,123
Exchange-Traded Funds (37.3%)
Invesco DB Commodity Index Tracking Fund (f)	22,900	270
Invesco FTSE RAFI Developed Markets ex-US ETF	45,661	1,533
Invesco FTSE RAFI Emerging Markets ETF	99,400	1,676
iShares 20+ Year Treasury Bond ETF (f)	9,209	1,507
iShares Core MSCI EAFE ETF	23,138	1,296
iShares Core MSCI Emerging Markets ETF	89,931	4,050
iShares Core S&P 500 ETF	23,548	7,186
iShares Core S&P Small-Cap ETF	16,001	1,058
iShares Core US Aggregate Bond ETF	34,421	4,050
iShares iBoxx $ Investment Grade Corporate Bond ETF	36,126	4,769

See notes to financial statements.

21

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
iShares iBoxx High Yield Corporate Bond ETF (f)	26,291	$2,167
iShares MSCI Canada ETF	43,295	1,088
iShares MSCI United Kingdom ETF (f)	9,052	233
Schwab Fundamental Emerging Markets Large Co. Index ETF	160,268	3,622
Schwab Fundamental International Large Co. Index ETF	237,343	5,497
Schwab Fundamental International Small Co. Index ETF	50,100	1,369
SPDR Bloomberg Barclays High Yield Bond ETF	22,098	2,254
SPDR Gold Shares	15,510	2,527
SPDR S&P Emerging Markets Smallcap ETF	7,496	285
U.S. Commodity Index Fund	5,900	157
VanEck Vectors Gold Miners ETF	12,715	436
VanEck Vectors Junior Gold Miners ETF	4,503	208
Vanguard FTSE All-World ex-US ETF	25,377	1,164
Vanguard FTSE Developed Markets ETF	287,668	10,836
Vanguard FTSE Europe ETF	129,488	6,314
Vanguard Mortgage-Backed Securities ETF	42,318	2,308
Vanguard Real Estate ETF (f)	12,000	929
Vanguard S&P 500 ETF (g)	3,106	869
Vanguard Short-Term Bond ETF	30,480	2,530
Vanguard Small-Cap Value ETF (f)	27,400	2,884
Vanguard Total Bond Market ETF	44,684	3,929
Vanguard Total Stock Market ETF (g)	5,695	875
WisdomTree Emerging Markets SmallCap Dividend Fund	5,259	198
Xtrackers USD High Yield Corporate Bond ETF	49,284	2,320
Total Exchange-Traded Funds (Cost $82,476)		82,394
Affiliated Exchange-Traded Funds (0.2%)
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	9,770	360
Total Affiliated Exchange-Traded Funds (Cost $469)		360
Collateral for Securities Loaned^ (1.8%)
HSBC U.S. Government Money Market Fund I Shares, 0.13% (m)	1,024,447	1,024
Invesco Government & Agency Portfolio Institutional Shares, 0.12% (m)	2,935,729	2,936
Total Collateral for Securities Loaned (Cost $3,960)		3,960
Total Investments (Cost $214,762) — 99.5%		219,694
Other assets in excess of liabilities — 0.5%		1,093
NET ASSETS — 100.00%		$220,787

At May 31, 2020, the Fund's investments in foreign securities were 16% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of May 31, 2020, the fair value of these securities was $16,126 (thousands) and amounted to 7.3% of net assets.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of May 31, 2020.

See notes to financial statements.

22

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments — continued May 31, 2020

(c)  The rate for certain asset-backed and mortgage backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at May 31, 2020.

(d)  Security is interest only.

(e)  Non-income producing security.

(f)  All or a portion of this security is on loan.

(g)  All or a portion of this security has been designated as collateral for securities purchased on a when-issued basis.

(h)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of May 31, 2020, illiquid securities were 0.6% of the Fund's net assets.

(i)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.4% of the Fund's net assets as of May 31, 2020. (See Note 2)

(j)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

(k)  Security purchased on a when-issued basis.

(l)  Amount represents less than 0.05% of net assets.

(m)  Rate disclosed is the daily yield on May 31, 2020.

bps — Basis points

ETF — Exchange-Traded Fund

GO — General Obligation

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of May 31, 2020, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of May 31, 2020, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

USSW10 — USD 10 Year Swap Rate, rate disclosed as of May 31, 2020

See notes to financial statements.

23

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2020

(Amounts in Thousands, Except Per Share Amounts)

	USAA Cornerstone Moderately Conservative Fund
Assets:
Affiliated investments, at value (Cost $469)	$360
Unaffiliated investments, at value (Cost $214,293)	219,334	(a)
Cash and cash equivalents	3,932
Receivables:
Interest and dividends	548
Capital shares issued	50
Investments sold	1,338
From Adviser	113
Prepaid expenses	15
Total assets	225,690
Liabilities:
Payables:
Collateral received on loaned securities	3,960
Investments purchased	655
Capital shares redeemed	105
Accrued expenses and other payables:
Investment advisory fees	92
Administration fees	28
Transfer agent fees	16
Compliance fees	—	(b)
Other accrued expenses	47
Total liabilities	4,903
Net Assets:
Capital	216,457
Total distributable earnings/(loss)	4,330
Net assets	$220,787
Shares (unlimited number of shares authorized with no par value):	19,827
Net asset value, offering and redemption price per share: (c)	$11.14

(a)  Includes $3,901 of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

24

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2020

(Amounts in Thousands)

USAA Cornerstone Moderately Conservative Fund
Investment Income:
Income distributions from affiliated funds	$11
Dividends	3,406
Interest	3,314
Securities lending (net of fees)	32
Total income	6,763
Expenses:
Investment advisory fees	1,148
Administration fees	345
Sub-Administration fees	62
Custodian fees	43
Transfer agent fees	545
Trustees' fees	49
Compliance fees	1
Legal and audit fees	81
State registration and filing fees	13
Other expenses	56
Total expenses	2,343
Expenses waived/reimbursed by Adviser	(252)
Expenses waived/reimbursed by AMCO	(26)
Net expenses	2,065
Net Investment Income (Loss)	4,698
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from unaffiliated investment securities and foreign currency translations	601
Net realized gains (losses) from futures contracts	(151)
Net change in unrealized appreciation/depreciation on affiliated funds	(55)
Net change in unrealized appreciation/depreciation on unaffiliated investment securities and foreign currency translations	3,435
Net change in unrealized appreciation/depreciation on futures contracts	98
Net realized/unrealized gains (losses) on investments	3,928
Change in net assets resulting from operations	$8,626

See notes to financial statements.

25

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Cornerstone Moderately Conservative Fund
	Year Ended May 31, 2020	Year Ended May 31, 2019
From Investments:
Operations:
Net investment income (loss)	$4,698	$4,923
Net realized gains (losses) from investments	450	(236)
Net change in unrealized appreciation/depreciation on investments	3,478	(2,517)
Change in net assets resulting from operations	8,626	2,170
Change in net assets resulting from distributions to shareholders	(5,060)	(8,928)
Change in net assets resulting from capital transactions	(9,263)	11,521
Change in net assets	(5,697)	4,763
Net Assets:
Beginning of period	226,484	221,721
End of period	$220,787	$226,484
Capital Transactions:
Proceeds from shares issued	$32,147	$46,063
Distributions reinvested	4,808	8,481
Cost of shares redeemed	(46,218)	(43,023)
Change in net assets resulting from capital transactions	$(9,263)	$11,521
Share Transactions:
Issued	2,879	4,196
Reinvested	429	792
Redeemed	(4,182)	(3,919)
Change in Shares	(874)	1,069

See notes to financial statements.

26

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27

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments
USAA Cornerstone Moderately Conservative Fund
Year Ended May 31, 2020	$10.94	0.23	(b)	0.22	0.45	(0.23)	(0.02)
Year Ended May 31, 2019	$11.29	0.24		(0.14)	0.10	(0.24)	(0.21)
Year Ended May 31, 2018	$11.34	0.21		0.23	0.44	(0.21)	(0.28)
Year Ended May 31, 2017	$10.67	0.23		0.68	0.91	(0.24)	—
Year Ended May 31, 2016	$11.42	0.28		(0.68)	(0.40)	(0.26)	(0.09)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  The expense ratios exclude the impact of expenses paid by each underlying fund.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Reflects increased usage of quantitative investment strategies.

See notes to financial statements.

28

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Expenses^(a)	Net Investment Income (Loss)	Gross Expenses(a)	Net Assets, End of Period (000's)	Portfolio Turnover
USAA Cornerstone Moderately Conservative Fund
Year Ended May 31, 2020	(0.25)	$11.14	4.09%	0.90%	2.05%	1.02%	$220,787	84%
Year Ended May 31, 2019	(0.45)	$10.94	0.99%	0.90%	2.22%	1.08%	$226,484	77	%(c)
Year Ended May 31, 2018	(0.49)	$11.29	3.89%	0.90%	1.84%	1.07%	$221,721	45%
Year Ended May 31, 2017	(0.24)	$11.34	8.65%	0.90%	2.12%	1.09%	$209,270	55%
Year Ended May 31, 2016	(0.35)	$10.67	(3.50)%	0.90%	2.56%	1.09%	$194,376	70%

See notes to financial statements.

29

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2020

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Cornerstone Moderately Conservative Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services ("SAS"), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings Inc., a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). The Transaction closed on July 1, 2019. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("VCM" or "Adviser"). Effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and Victory Capital Transfer Agency Company replaced SAS as the Fund's transfer agent. In addition, effective on that same date, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers, along with corporate and municipal securities, including short-term investments maturing in 60 days or less, may be valued using evaluated bid or the last sales price to price securities by dealers or an independent pricing service approved by the Board. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Effective July 1, 2019, the valuation methodology applied to certain debt securities changed. Securities that were previously valued at an evaluated mean are now valued at the evaluated bid or the last sales price.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of May 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$9,510	$—	$9,510
Collateralized Mortgage Obligations	—	2,914	—	2,914
Common Stocks	26,780	794	—	27,574
Preferred Stocks	1,356	1,033	—	2,389
Senior Secured Loans	—	432	—	432
Corporate Bonds	—	34,234	—	34,234
Yankee Dollar	—	4,495	—	4,495
Municipal Bonds	—	2,555	—	2,555
U.S. Government Agency Mortgages	—	15,754	—	15,754
U.S. Treasury Obligations	—	33,123	—	33,123
Exchange-Traded Funds	82,394	—	—	82,394
Affiliated Exchange-Traded Funds	360	—	—	360
Collateral for Securtites Loaned	3,960	—	—	3,960
Total	$114,850	$104,844	$—	$219,694

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

For the year ended May 31, 2020, the Fund had transfers into/out of Level 3 that were less than 0.50% of net assets.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs. ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payable for investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage- backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac"), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of May 31, 2020, the Fund had no open forward foreign exchange currency contracts.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts.

During the period ended May 31, 2020, the Fund held futures contracts primarily for the strategy of gaining exposure to a particular asset class or securities market. The Fund held no futures contracts at May 31, 2020.

33

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended May 31, 2020 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure:	$(151)	$98

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non- cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of May 31, 2020.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$3,901	$—	$3,960

34

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statement of Operations.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., last four tax years which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2020, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$166,218	$132,563	$18,147	$57,371

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory and Management Fees:

Effective with the Transaction on July 1, 2019, investment advisory services are provided to the Fund by the Adviser, a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average daily net assets. The amount incurred and paid to VCM from July 1, 2019 through May 31, 2020, was $1,054 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

35

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Prior to the Transaction on July 1, 2019, AMCO provided investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, AMCO was responsible for managing the business and affairs of the Fund, and for directly managing day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The investment management fee for the Fund was accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average daily net assets. The amount incurred and paid to AMCO from June 1, 2019 through June 30, 2019, was $94 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

In addition, the Fund invests in affiliated USAA exchange-traded fund(s) ("affiliated ETFs"). The Fund's Adviser fee is reimbursed by VCM (and previously AMCO) to the extent of the indirect Adviser fee incurred through the Fund's proportional investment in the affiliated ETF(s). For the period from July 1, 2019 through May 31, 2020, the Fund's Adviser fee was reimbursed by VCM in an amount of $1 thousand, of which less than $1 thousand is receivable from VCM. For the period from June 1, 2019 through June 30, 2019, the Fund's Adviser fee was reimbursed by AMCO in an amount of less than $1 thousand.

Effective with the Transaction on July 1, 2019, the Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager of managers' structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended May 31, 2020, the Fund had no subadvisers.

Administration and Servicing Fees:

Effective with the Transaction on July 1, 2019, VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15% of average daily net assets of the Fund. Amounts incurred from July 1, 2019 through May 31, 2020, are $317 thousand and are reflected on the Statement of Operations as Administration fees.

Prior to the Transaction on July 1, 2019, AMCO provided certain administration and servicing functions for the Fund. For such services, AMCO received a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets of the Fund. Amounts incurred from June 1, 2019 through June 30, 2019, were $28 thousand and are reflected on the Statement of Operations as Administration fees.

Effective with the Transaction on July 1, 2019, the Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensates the Adviser for these services. The amount incurred during the period from July 1, 2019 to May 31, 2020, is reflected on the Statement of Operations as Compliance fees.

Effective with the Transaction on July 1, 2019, Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds under the Fund Administration, Servicing, and Accounting Agreement. The amount incurred during the period from July 1, 2019 through May 31, 2020, is reflected on the Statement of Operations as Sub-Administration fees.

36

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund prior to the Transaction on July 1, 2019. The Board approved the reimbursement of a portion of these expenses incurred by AMCO. AMCO did not receive any fees from the Fund for these services.

Transfer Agency Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Transfer Agency, Inc. ("VCTA"), (formerly, USAA Shareholder Account Services ("SAS")), provides transfer agency services to the Fund. VCTA, an affiliate of the Adviser, provides transfer agent services based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA from July 1, 2019 through May 31, 2020, was $500 thousand. Amounts incurred and paid to SAS from June 1, 2019 through June 30, 2019, was $45 thousand. These amounts are reflected on the Statement of Operations as Transfer Agent fees.

Effective with the Transaction on July 1, 2019, FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Effective with the Transaction on July 1, 2019, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective on or about June 30, 2020, the Distributor's name will change to Victory Capital Services, Inc.

Prior to the Transaction on July 1, 2019, USAA Investment Management Company provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis.

Other Fees:

Prior to the Transaction on July 1, 2019, State Street Bank and Trust Company served as the Fund's accounting agent and custodian.

Effective July 1, 2019, Citibank, N.A., serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

Effective with the Transaction on July 1, 2019, the Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. Effective July 1, 2019 through May 31, 2020, the expense limit (excluding voluntary waivers) is 0.90%.

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of May 31, 2020, the following amounts are available to be repaid to the Adviser (amounts in thousands).

Expires 05/31/2023
$252

37

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

The Adviser, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended May 31, 2020.

Prior to the Transaction on July 1, 2019, AMCO agreed, through September 30, 2019, to limit the total annual operating expenses to 0.90% of average daily net assets of the Fund, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse all expenses in excess of those amounts. Effective with the Transaction on July 1, 2019, this expense limit is no longer in effect and is not available to be recouped by AMCO. For the period June 1, 2019 through June 30, 2019, amounts reimbursed by the Fund are reflected on the Statement of Operations as Expenses waived/reimbursed by AMCO.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.

The COVID-19 pandemic, which has spread rapidly across the world, has led and will continue to lead for an unknown period of time to disruptions in local, regional, national and global markets and economies. Among other things, the outbreak has resulted in, and until fully resolved is likely to continue to result in, among other things (1) government imposition of various forms of "stay at home" orders and the closing of "non-essential" businesses, resulting in significant disruption to the businesses of many issuers as well as lay-offs of employees; (2) increased requests by issuers of debt instruments for amendments and waivers of agreements to avoid default and increased defaults; (3) volatility and disruption of markets, including greater volatility in pricing and spreads; and (4) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general.

The Fund has a targeted risk tolerance and a corresponding asset allocation target; however, mere asset allocation and volatility are not the sole determination of risk. The Fund's managers will tactically allocate away from the target allocation as market conditions and the perceived risks warrant. The Fund bears the risk that the managers' tactical allocation will not be successful.

The equity securities in the Fund's portfolio are subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of the company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than debt securities. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments;

38

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

and foreign withholding taxes. These risks are particularly heightened in this Fund because investments in emerging-market countries generally are more volatile than investments in developed markets. Emerging-market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.

The Fund may invest in securities of companies of any market capitalization and is subject to mid- and small-cap company risk, which is the greater risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records. Mid- and small-cap companies also may have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market in general and, therefore, may involve greater risk than investing in the securities of larger companies.

Many debt securities, derivatives and other financial instruments, including some of the Fund's investments, use the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England. In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. The roughly three-year period until the end of 2021 is expected to be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.

6. Borrowing and Interfund Lending:

Line of Credit:

Effective with the Transaction on July 1, 2019, the Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex could borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, Citibank receives an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under line of credit fees.

39

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Prior to the Transaction on July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation ("CAPCO") terminated. For the period from June 1, 2019 to June 30, 2019, the Fund paid CAPCO facility fees of less than $1 thousand.

The Fund had no borrowings under either agreement with Citibank or CAPCO during the year ended May 31, 2020.

Interfund Lending:

Effective with the Transaction on July 1, 2019, the Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Funds Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interest expense on Interfund lending. As a Lender, interest earned by the Fund, if any, during the period is reflected on the Statement of Operations under Income on Interfund lending.

The Fund did not utilize or participate in the Facility during the period July 1, 2019 through May 31, 2020.

7. Federal Income Tax Information:

The Fund intends to declare daily and distribute any net investment income quarterly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2020, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below,` were as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended May 31, 2020			Year Ended May 31, 2019
Distributions Paid from			Distributions Paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$4,774	$286	$5,060	$6,347	$2,581	$8,928

40

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

As of May 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Other Earnings (Deficit)	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Deficit)
$543	$(337)	$(218)	$4,342	$4,330

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31 and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31 and specified losses incurred after October 31. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales.

As of the tax year ended May 31, 2020, the Fund had no capital loss carryforwards, for federal income tax purposes.

As of May 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$215,352	$11,831	$(7,489)	$4,342

8. Affiliated Securities:

An affiliated security is a security in which the Fund has ownership of at least 5% of the security's outstanding voting shares or an investment company managed by VCM. The Fund does not invest in affiliated underlying funds for the purpose of exercising management or control. These underlying funds are noted as affiliated in the Fund's Schedule of Portfolio Investments. The affiliated underlying funds' annual or semiannual reports may be viewed at usaa.com. Transactions in affiliated securities during the year ended May 31, 2020 were as follows (amount in thousands):

	Fair Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 5/31/2020	Dividend Income
Affiliated Holdings
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	$415	$—	$—	$—	$—	$(55)	$360	$11

9. Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the 1940 Act. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Fund's investment adviser,

41

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Victory Capital, as the administrator of the LRMP. At an in-person meeting held on February 26, 2020, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

42

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Cornerstone Moderately Conservative Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Cornerstone Moderately Conservative Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 27, 2020

43

USAA Mutual Funds Trust	Supplemental Information May 31, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

44

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.

45

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

46

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

47

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

48

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012	Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, IMCO (September 2009-April 2014); President, AMCO (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011); Director of USAA Investment Management Company (IMCO) (since 2009); Chairman of Board of IMCO (since 2013); Director of USAA Asset Management Company (AMCO), (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS)(October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013);
			Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.	None

**  Mr. McNamara and Mr. Brown are "Interested Persons" by reason of their relationships with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

49

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

50

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2019 through May 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

Beginning Account Value 12/1/19	Actual Ending Account Value 5/31/20	Hypothetical Ending Account Value 5/31/20	Actual Expenses Paid During Period 12/1/19- 5/31/20*	Hypothetical Expenses Paid During Period 12/1/19- 5/31/20*	Annualized Expense Ratio During Period 12/1/19- 5/31/20
$1,000.00	$985.90	$1,020.55	$4.42	$4.50	0.89%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 183/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

51

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended May 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2020 (amounts in thousands):

Dividend Received Deduction (corporate shareholders)*	Qualified Dividend Income (non-corporate shareholders)*	Long-Term Capital Gain Distributions(a)
14.48%	12.72%	$286

*  Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any. All or a portion of these amounts may be exempt from taxation at the state level.

(a)  Pursuant to Section 852 of the Internal Revenue Code.

52

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*	You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to “opt-out” of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

97447-0720

MAY 31, 2020

Annual Report

USAA Emerging Markets Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about September 8, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about September 8, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Financial Statements
Schedule of Portfolio Investments	9
Statement of Assets and Liabilities	23
Statement of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	28
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	42
Supplemental Information (Unaudited)	43
Proxy Voting and Portfolio Holdings Information	43
Trustees' and Officers' Information	44
Expense Examples	50
Additional Federal Income Tax Information	51
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

The previous decade ended with the longest-ever bull market in U.S. equities still intact, even as investors wrestled with issues like softening global economic data, Brexit, and U.S.-China trade relations. In retrospect, those worries seem so pedestrian given what we would soon experience.

A new and unexpected threat—a global pandemic, the novel coronavirus ("COVID-19")—first emerged in Asia and then began spreading globally and throughout the United States during the first quarter of 2020. This unprecedented and unanticipated event not only rendered all existing economic and earnings forecasts moot, but it also roiled stock and bond markets everywhere. Efforts to slow the spread of the virus, though successful to date, also brought the economy to a halt. The historic bull market in stocks ended virtually overnight.

After an initial severe sell-off in March, equity markets recovered sharply. As our annual reporting period drew to a close on May 31, 2020, many of the broad market indexes had recovered and volatility had returned to more palatable levels. In fact, despite all the chaos, the S&P 500® Index, one of the most popular measures of large U.S. stocks, finished the fiscal year (May 31, 2020) at approximately 3,044, which was up more than 10.6% from one year ago.

The market turmoil of early 2020 was not limited to equities. Fixed income volatility spiked when liquidity evaporated in late March as investors struggled to understand the ramifications of stay-at-home orders. Fortunately, the U.S. Federal Reserve (the "Fed") (as well as other global central banks) leapt into action—cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to stabilize markets.

The new lending facilities and programs had their intended effect of improving liquidity and trading. Credit spreads across corporate, high-yield, structured, and municipal markets were coaxed down from their highs. In addition, Congress came through with substantial fiscal stimulus that also was applauded by investors and markets. Although fixed income markets regained their footing, the yield on 10-Year Treasurys, a benchmark for low-risk investments, declined steadily during our fiscal year—from 2.14% at the beginning of our reporting period to approximately 0.65% as of May 31, 2020. This suggests that investors remain a little wary.

While the past year has been unprecedented for all of us, both personally and professionally, our portfolio managers continue to scrutinize the financial markets, economic conditions, and the trajectory of the pandemic, which will likely be the guiding factor on Fed policy and the markets.

No matter what happens in the near term, we believe that the massive monetary and fiscal policies introduced earlier this year will have longer-term ramifications. Despite this uncertainty, it's important to remain focused on your long-term investment goals and avoid making emotional decisions. If you invest with us directly, our Member Service Representatives are available to help. Call us at (800) 539-3863 or visit our website at vcm.com.

2

From all of us here at USAA Mutual Funds, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

3

USAA Mutual Funds Trust

USAA Emerging Markets Fund

Managers' Commentary

(Unaudited)

Victory Solutions

Mannik S. Dhillon, CFA, CAIA
Wasif A. Latif

Sophus Capital, A Victory Capital Investment Franchise

Michael Reynal
Michael Aide*
Tony Chu**
Maria Freund

Trivalent Investments, A Victory Capital Investment Franchise

Robert D. Cerow
John Evers

Lazard Asset Management, LLC

Jai Jacob
James M. Donald, CFA
Kevin O'Hare CFA
Stephen Marra, CFA

Brandes Investment Partners, L.P.***

Christopher J. Garett, CFA
Louis Y. Lau, CFA
Gerardo Zamorano, CFA
Mauricio Abadia

•  What were the market conditions during the reporting period?

Global financial market performance varied widely over the period driven by uncertainty related to the duration and economic impact of the novel coronavirus ("COVID-19") pandemic. This generally led to a risk-off environment as investors flocked to safe haven assets such as U.S. Treasurys and gold. Global equities turned mostly lower with the exception of a small breadth of mega-cap securities well-positioned for an extended economic slowdown and the new stay-at-home paradigm. The final month and a half of the reporting period saw a rebound in risky assets as economies began a phased reopening.

Within the United States, the S&P 500® Index dropped nearly 34% from its 2020 high, before beginning to recoup losses with the support of comprehensive monetary and fiscal stimulus, along with encouraging results in COVID-19 vaccine trials. Over the reporting period, the S&P 500® Index returned 12.84%, with large-cap growth stocks leading the way, up to a return of 26.25% as represented by the Russell 1000 Growth Index. Value stocks and small-cap stocks underperformed growth stocks over the period, but more recently have seen a pickup in momentum. U.S. large-cap value stocks were down to a return of -1.64% over the reporting period as gauged by the Russell 1000 Value Index, while U.S. small-cap stocks, were down to a return of -3.44% as represented by the Russell 2000 Index.

*Effective May 1, 2020, Michael Ade no longer manages the Fund.

**Effective December 31, 2019, Tony Chu no longer manages the Fund.

***Effective June 30, 2020 Brandes Investment Partners has been replaced by Victory Solutions.

4

USAA Mutual Funds Trust

USAA Emerging Markets Fund (continued)

Managers' Commentary (continued)

Developed market international and emerging market equities followed a path similar to U.S. equities. Markets led investors on a rollercoaster ride that saw both the MSCI EAFE Index and MSCI Emerging Markets Index drop approximately 34% from their highs in the year. The market drawdown hit bottom on March 23rd and then started a steady ascent, erasing most of the losses as European Central Bank quantitative easing and talks of a 750-billion euros fiscal stimulus helped bolster momentum in the market's recovery. Over the reporting period, developed international equities, represented by the MSCI EAFE Index, were down to a return of -2.81%, while the MSCI Emerging Markets Index returned -4.39%.

•  How did the USAA Emerging Markets Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares (Redesignated Class A shares). For the reporting period ended May 31, 2020, the Fund Shares, Institutional Shares, and Adviser Shares had total returns of -5.35%, -5.17%, and -5.65%, respectively. This compares to returns of -4.39% for the MSCI Emerging Markets Index and -5.24% for the Lipper Emerging Markets Fund Index.

Victory Capital Management Inc. ("VCM") is the Fund's investment adviser. As the investment adviser, VCM employs dedicated resources to support the research, selection and monitoring of the Fund's subadvisers. Lazard Asset Management ("Lazard") and Brandes Investment Partners, ("Brandes") are external subadvisers to the Fund, while Sophus Capital and Trivalent Investments are Victory Capital Management franchise utilized as an internal resource for the Fund. The investment adviser and the subadviser each provide day-to-day discretionary management for a portion of the Fund's assets.

Effective June 30, 2020 Brandes no longer manages the Fund.

During the one-year period ending on May 31, 2020, the Fund underperformed the benchmark MSCI Emerging Markets Index. On a country basis, stock selection in South Korea, Malaysia, Thailand and China helped performance. On the negative side, security selection was a detractor in Indonesia, Colombia, India and the Philippines.

Looking at performance from a sector standpoint, cyclical sectors hurt the portfolio as the impact of the COVID-19 pandemic hurt those sectors the most in the spring of 2020. Stock selection in Consumer Discretionary was the largest detractor, with stocks such as Naspers in South Africa*. Stock selection in Financials as well an overweight allocation to Industrials had a negative impact on performance. On the positive side, stock selection in Communications Services aided performance. The Fund's overweight allocation, as well as good security selection in the Information Technology Sector and an underweight and good stock selection, in Materials had a positive impact on performance.

Thank you for allowing us to assist in your investment needs.

*Holdings are subject to change. There is no guarantee that securities mentioned remain in or out of the Fund.

5

USAA Mutual Funds Trust

USAA Emerging Markets Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended May 31, 2020

	Fund Shares	Institutional Shares	Adviser Shares
INCEPTION DATE	11/7/94	8/1/08	8/1/10
	Net Asset Value	Net Asset Value	Net Asset Value	MSCI Emerging Markets Index[1]	Lipper Emerging Market Funds Index[2]
One Year	–5.35%	–5.17%	–5.65%	–4.39%	–5.24%
Five Year	0.38%	0.59%	0.14%	0.88%	1.24%
Ten Year	0.54%	0.79%	NA	2.47%	2.91%
Since Inception	NA	NA	–0.88%	NA	NA

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Emerging Markets Fund — Growth of $10,000

1 The unmanaged MSCI Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

2 The unmanaged Lipper Emerging Markets Funds Index tracks the total return performance of the Lipper Emerging Markets Funds category.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

USAA Mutual Funds Trust USAA Emerging Markets Fund	May 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

The Fund's investment objective is to seek capital appreciation.

Top 10 Sectors

May 31, 2020

(% of Net Assets)

Information Technology	18.9%
Financials	18.2%
Consumer Discretionary	14.2%
Communication Services	13.8%
Industrials	7.1%
Energy	6.9%
Materials	6.2%
Consumer Staples	5.5%
Health Care	4.4%
Real Estate	2.3%
Utilities	1.2%

Top 10 Equity Holdings

May 31, 2020

(% of Net Assets)

Alibaba Group Holding Ltd., ADR	6.2%
Tencent Holdings Ltd.	5.4%
Samsung Electronics Co. Ltd.	5.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.3%
China Construction Bank Corp. Class H	2.1%
Ping An Insurance Group Co. of China Ltd.	2.1%
NetEase, Inc., ADR	2.0%
Reliance Industries Ltd.	1.7%
SK Hynix, Inc.	1.7%
Wuliangye Yibin Co. Ltd. Class A	1.4%

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Emerging Markets Fund (continued)	May 31, 2020

Country Allocation:

May 31, 2020

(% of Net Assets)

*  Includes countries with less than 3.0% of portfolio and short-term investment purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

8

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.1%)
Brazil (5.3%):
Communication Services (0.3%):
TIM Participacoes SA	710,300	$1,813
Consumer Discretionary (0.2%):
Afya Ltd. Class A (a)	13,069	257
Construtora Tenda SA	127,500	600
Tupy SA (a)	102,900	292
		1,149
Consumer Staples (0.0%): (b)
Ambev SA, ADR	94,900	220
Energy (0.5%):
Enauta Participacoes SA	188,700	357
Petroleo Brasileiro SA, ADR	378,543	2,889
		3,246
Financials (1.6%):
Banco Bradesco SA, ADR	1,310,836	4,535
Banco do Brasil SA	914,895	5,289
		9,824
Health Care (0.0%): (b)
Notre Dame Intermedica Participacoes SA	24,500	286
Industrials (0.8%):
CCR SA	758,720	2,090
Cia de Locacao das Americas	513,600	1,424
Iochpe Maxion SA	63,400	164
JSL SA	250,500	955
		4,633
Information Technology (0.6%):
Cielo SA, ADR	752,220	564
Pagseguro Digital Ltd. Class A (a) (d)	95,596	3,034
		3,598
Materials (0.7%):
Klabin SA	428,500	1,583
Vale SA	289,900	2,880
		4,463
Utilities (0.6%):
Cia de Saneamento Do Parana	68,400	352
Eneva SA (a)	74,800	535
Neoenergia SA	706,000	2,455
Omega Geracao SA (a)	43,500	261
		3,603
		32,835

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Canada (0.5%):
Materials (0.5%):
First Quantum Minerals Ltd.	528,731	$3,099
China (32.5%):
Communication Services (7.7%):
Baidu, Inc., ADR (a)	23,304	2,483
NetEase, Inc., ADR	31,400	12,023
Tencent Holdings Ltd.	607,363	32,893
		47,399
Consumer Discretionary (9.1%):
Alibaba Group Holding Ltd., ADR (a)	183,604	38,078
China East Education Holdings Ltd. (c)	1,153,000	2,278
China New Higher Education Group Ltd. (c)	874,000	504
China Yongda Automobiles Services Holdings Ltd. (a)	1,800,000	1,879
Huayu Automotive Systems Co. Ltd. Class A	488,700	1,317
JD.com, Inc., ADR (a)	64,293	3,493
Meituan Dianping Class B (a) (c)	184,200	3,508
Q Technology Group Co. Ltd. (a)	1,348,000	1,719
Tianneng Power International Ltd. (d)	366,000	371
Tongcheng-Elong Holdings Ltd. (a) (c)	1,620,400	2,930
		56,077
Consumer Staples (2.2%):
Ausnutria Dairy Corp. Ltd.	1,122,000	2,279
China Modern Dairy Holdings Ltd. (a)	2,405,000	267
Jonjee Hi-Tech Industrial and Commercial Holding Co. Ltd. Class A	287,500	2,223
Wuliangye Yibin Co. Ltd. Class A	426,495	8,877
		13,646
Energy (1.2%):
China Oilfield Services Ltd. Class H	1,570,000	1,375
China Shenhua Energy Co. Ltd. Class H	1,402,000	2,568
CNOOC Ltd., ADR	29,841	3,405
		7,348
Financials (5.7%):
China Construction Bank Corp. Class H	16,225,000	12,797
China Galaxy Securities Co. Ltd. Class H	4,216,000	2,044
China Merchants Bank Co. Ltd. Class H	1,555,000	7,327
Ping An Insurance Group Co. of China Ltd.	1,281,000	12,677
		34,845
Health Care (1.0%):
China Animal Healthcare Ltd. (a) (e) (f)	1,673,000	—	(h)
Lepu Medical Technology Beijing Co. Ltd. Class A	289,700	1,417
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	336,000	589
Sinopharm Group Co. Ltd. Class H	769,599	1,901
Wuxi Biologics Cayman, Inc. (a) (c)	113,000	1,784
YiChang HEC ChangJiang Pharmaceutical Co. Ltd. Class H (c)	80,400	286
		5,977

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (2.4%):
China Conch Venture Holdings Ltd.	358,500	$1,618
China Lesso Group Holdings Ltd.	434,000	528
China State Construction International Holdings Ltd.	5,488,538	3,400
Sany Heavy Industry Co. Ltd. Class A	703,000	1,812
Zoomlion Heavy Industry Science and Technology Co. Ltd. Class H	2,980,800	2,453
ZTO Express Cayman, Inc., ADR	152,670	4,980
		14,791
Information Technology (0.8%):
Beijing Sinnet Technology Co. Ltd. Class A	318,400	1,113
Beijing Thunisoft Corp. Ltd. Class A	420,600	1,575
Chinasoft International Ltd. (d)	720,000	363
Kingdee International Software Group Co. Ltd.	663,000	1,180
Silergy Corp.	8,000	433
		4,664
Materials (1.5%):
Anhui Conch Cement Co. Ltd. Class H	935,500	7,054
Hengli Petrochemical Co. Ltd. Class A	1,064,300	2,082
		9,136
Real Estate (0.8%):
China SCE Group Holdings Ltd.	7,297,132	3,038
Sunac China Holdings Ltd.	476,000	2,012
		5,050
Utilities (0.1%):
China Tian Lun Gas Holdings Ltd.	409,500	287
		199,220
Colombia (0.5%):
Financials (0.5%):
Bancolombia SA, ADR	112,324	2,905
Cyprus (0.0%): (b)
Financials (0.0%): (b)
TCS Group Holding PLC, GDR	17,581	306
Egypt (0.4%):
Communication Services (0.1%):
Telecom Egypt Co.	641,983	442
Financials (0.3%):
Commercial International Bank Egypt SAE, GDR	490,556	1,928
Credit Agricole Egypt SAE	128,928	203
		2,131
		2,573
Greece (0.6%):
Communication Services (0.3%):
Hellenic Telecommunications Organization SA	111,348	1,559

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (0.2%):
National Bank of Greece SA (a)	802,938	$1,095
Industrials (0.0%): (b)
Mytilineos Holdings SA	29,433	235
Utilities (0.1%):
Terna Energy SA	58,977	661
		3,550
Hong Kong (5.0%):
Communication Services (0.5%):
China Mobile Ltd., ADR	75,720	2,662
NetDragon Websoft Holdings Ltd.	172,000	431
		3,093
Consumer Discretionary (1.1%):
Geely Automobile Holdings Ltd.	1,237,000	1,709
TCL Electronics Holdings Ltd.	572,000	243
Techtronic Industries Co. Ltd.	586,500	5,117
		7,069
Consumer Staples (0.5%):
Hengan International Group Co. Ltd.	289,000	2,380
Vinda International Holdings Ltd.	164,000	499
		2,879
Energy (1.3%):
CNOOC Ltd.	4,216,719	4,818
Kunlun Energy Co. Ltd.	4,650,000	2,868
		7,686
Financials (0.1%):
Far East Horizon Ltd.	377,000	335
Health Care (0.3%):
Sino Biopharmaceutical Ltd.	1,047,000	1,654
Industrials (0.1%):
Sinotruk Hong Kong Ltd.	210,000	512
Information Technology (0.2%):
Kingboard Laminates Holdings Ltd.	1,669,500	1,475
Materials (0.1%):
China Resources Cement Holdings Ltd.	440,000	556
Nine Dragons Paper Holdings Ltd.	409,000	360
		916
Real Estate (0.7%):
China Overseas Grand Oceans Group Ltd.	610,000	327
Shimao Property Holdings Ltd.	964,500	4,045
		4,372
See notes to financial statements.

12

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (0.1%):
Canvest Environmental Protection Group Co. Ltd.	650,000	$273
China Water Affairs Group Ltd. (d)	432,000	289
		562
		30,553
Hungary (0.5%):
Financials (0.4%):
OTP Bank Nyrt (a)	75,943	2,556
Health Care (0.1%):
Richter Gedeon Nyrt	24,451	535
		3,091
India (9.1%):
Consumer Discretionary (0.7%):
Aditya Birla Fashion and Retail Ltd. (a)	686,975	1,092
Bajaj Auto Ltd.	64,952	2,336
Crompton Greaves Consumer Electricals Ltd.	86,089	256
Trident Ltd.	6,311,818	381
		4,065
Consumer Staples (0.7%):
Hindustan Unilever Ltd.	94,733	2,584
Kaveri Seed Co. Ltd.	71,646	380
Varun Beverages Ltd.	112,570	943
		3,907
Energy (1.7%):
Reliance Industries Ltd.	546,262	10,613
Financials (2.6%):
Axis Bank Ltd.	251,167	1,289
Axis Bank Ltd., GDR	106,449	2,623
Cholamandalam Investment and Finance Co. Ltd.	637,396	1,203
Housing Development Finance Corp. Ltd.	133,309	2,941
ICICI Bank Ltd., ADR	482,553	4,198
Multi Commodity Exchange of India Ltd.	148,571	2,620
Muthoot Finance Ltd.	50,163	575
Power Finance Corp. Ltd.	331,346	331
		15,780
Health Care (0.9%):
Alembic Pharmaceuticals Ltd.	48,968	563
Dr. Reddy's Laboratories Ltd.	33,351	1,795
Granules India Ltd.	326,699	740
Ipca Laboratories Ltd.	36,159	713
Sanofi India Ltd.	16,268	1,664
		5,475

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (0.1%):
Engineers India Ltd.	196,524	$165
Escorts Ltd.	41,761	500
		665
Information Technology (1.6%):
HCL Technologies Ltd.	500,358	3,652
Infosys Technologies Ltd., ADR	402,820	3,666
Mphasis Ltd.	25,975	296
Tata Consultancy Services Ltd.	89,794	2,349
		9,963
Materials (0.7%):
Asian Paints Ltd.	70,505	1,573
Birla Corp. Ltd.	47,650	327
Coromandel International Ltd.	47,470	406
HeidelbergCement India Ltd.	213,476	462
Vedanta Ltd.	1,388,959	1,698
		4,466
Utilities (0.1%):
CESC Ltd.	34,064	250
Gujarat Gas Ltd.	143,365	456
		706
		55,640
Indonesia (1.7%):
Communication Services (0.4%):
PT Media Nusantara Citra Tbk	4,863,600	284
PT Telekomunikasi Indonesia Persero Tbk, ADR	100,935	2,155
		2,439
Financials (1.2%):
PT Bank Mandiri Persero Tbk	6,401,290	1,972
PT Bank Negara Indonesia Persero Tbk	5,788,900	1,527
PT Bank Rakyat Indonesia Persero Tbk	19,160,164	3,889
		7,388
Industrials (0.1%):
PT Wijaya Karya Persero Tbk (a)	4,336,200	324
		10,151
Jersey (0.0%): (b)
Information Technology (0.0%): (b)
WNS Holdings Ltd., ADR (a)	6,867	332
Korea, Republic Of (15.6%):
Communication Services (1.8%):
Innocean Worldwide, Inc.	20,937	876
NAVER Corp.	10,221	1,869
NCSoft Corp.	12,681	8,101
Neowiz (a)	18,999	337
		11,183

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Consumer Discretionary (1.7%):
Danawa Co. Ltd. (a)	13,665	$292
DoubleUGames Co. Ltd.	5,443	295
F&F Co. Ltd.	24,757	1,994
GS Home Shopping, Inc.	2,282	220
Hwaseung Enterprise Co. Ltd.	25,768	313
Hyundai Mobis Co. Ltd.	29,319	4,701
Kia Motors Corp.	67,849	1,887
SL Corp. (e) (g)	20,761	188
Youngone Corp.	13,889	345
		10,235
Consumer Staples (0.9%):
GS Retail Co. Ltd.	41,892	1,444
KT&G Corp.	22,014	1,494
Maeil Dairies Co. Ltd.	10,793	707
Orion Corp.	15,739	1,678
		5,323
Financials (1.3%):
DB Insurance Co. Ltd.	44,469	1,564
Hana Financial Group, Inc.	117,637	2,842
KIWOOM Securities Co. Ltd.	6,500	416
Samsung Securities Co. Ltd.	70,855	1,609
Shinhan Financial Group Co. Ltd.	75,167	1,837
		8,268
Health Care (0.9%):
Celltrion, Inc. (a)	15,191	2,630
Hanmi Pharm Co. Ltd.	6,064	1,165
Seegene, Inc.	16,112	1,524
		5,319
Industrials (0.7%):
Daelim Industrial Co. Ltd.	7,803	584
Hyundai Glovis Co. Ltd.	3,286	301
KEPCO Plant Service & Engineering Co. Ltd.	15,901	398
Samsung Engineering Co. Ltd. (a)	155,232	1,525
SK Holdings Co. Ltd.	8,928	1,731
		4,539
Information Technology (8.0%):
Douzone Bizon Co. Ltd.	30,092	2,926
NHN KCP Corp.	18,646	795
Partron Co. Ltd.	46,748	325
Samsung Electro-Mechanics Co. Ltd.	32,909	3,340
Samsung Electronics Co. Ltd.	740,419	30,496
SFA Engineering Corp.	20,119	577
SK Hynix, Inc.	156,388	10,371
		48,830

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (0.3%):
Korea Petrochemical Ind Co. Ltd.	2,411	$254
SK Materials Co. Ltd.	7,206	945
Soulbrain Co. Ltd.	9,325	611
		1,810
		95,507
Luxembourg (0.0%): (b)
Communication Services (0.0%): (b)
Play Communications SA (c)	40,032	284
Malaysia (0.9%):
Communication Services (0.1%):
TIME dotCom Bhd	193,000	474
Energy (0.1%):
Serba Dinamik Holdings Bhd	1,051,390	391
Health Care (0.6%):
Supermax Corp. Bhd (a)	1,034,500	1,837
Top Glove Corp. Bhd	685,000	2,101
		3,938
Information Technology (0.1%):
V.S. Industry Bhd	1,594,500	326
Materials (0.0%): (b)
Scientex Bhd	142,000	271
Real Estate (0.0%): (b)
Eco World Development Group Bhd (a)	2,769,800	314
		5,714
Mexico (2.9%):
Communication Services (0.5%):
America Movil SAB de CV, Series L, ADR	221,656	2,939
Consumer Staples (0.6%):
Arca Continental SAB de CV	396,084	1,768
Kimberly-Clark de Mexico SAB de CV, Series A	1,066,400	1,656
La Comer SAB de CV	375,752	461
		3,885
Energy (0.0%): (b)
Vista Oil & Gas SAB de CV, ADR (a)	48,674	143
Financials (0.4%):
Banco del Bajio SA (a) (c)	198,181	181
Gentera SAB de CV	2,028,883	838
Grupo Financiero Banorte SAB de CV Class O	368,100	1,117
Qualitas Controladora SAB de CV	85,861	342
		2,478

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (0.6%):
Controladora Vuela Cia de Aviacion SAB de CV, ADR (a)	234,033	$1,170
Grupo Aeroportuario del Centro Norte SAB de CV, ADR (a)	54,355	1,916
Grupo Aeroportuario del Centro Norte SAB de CV (a)	90,672	399
		3,485
Materials (0.4%):
Grupo Cementos de Chihuahua SAB de CV	157,917	580
Grupo Mexico SAB de CV Class B	977,300	2,094
		2,674
Real Estate (0.4%):
Concentradora Fibra Danhos SA de CV	328,477	304
Corp Inmobiliaria Vesta SAB de CV	1,184,366	1,619
Prologis Property Mexico SA de CV	151,541	288
		2,211
		17,815
Peru (0.4%):
Financials (0.4%):
Credicorp Ltd.	16,330	2,251
Philippines (0.6%):
Financials (0.6%):
BDO Unibank, Inc.	1,324,300	2,632
Metropolitan Bank & Trust Co.	1,641,120	1,144
		3,776
Real Estate (0.0%): (b)
Vista Land & Lifescapes, Inc.	2,294,300	148
		3,924
Poland (0.2%):
Energy (0.2%):
Grupa Lotos SA	79,339	1,179
Portugal (0.3%):
Consumer Staples (0.3%):
Jeronimo Martins SGPS SA (a)	120,296	2,051
Qatar (0.1%):
Energy (0.1%):
Qatar Gas Transport Co. Ltd.	576,061	365
Romania (0.2%):
Real Estate (0.2%):
Nepi Rockcastle PLC	282,618	1,445
Russian Federation (4.1%):
Communication Services (0.9%):
Mobile TeleSystems PJSC, ADR	296,070	2,632
Yandex NV Class A (a)	71,391	2,872
		5,504

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Energy (1.8%):
LUKOIL PJSC, ADR	115,568	$8,701
Rosneft Oil Co. PJSC, GDR	403,046	2,119
TMK PJSC	380,140	322
		11,142
Financials (1.0%):
Moscow Exchange MICEX	187,810	307
Sberbank of Russia PJSC	1,997,156	5,742
		6,049
Materials (0.4%):
MMC Norilsk Nickel PJSC, ADR	56,650	1,801
Polymetal International PLC	26,133	525
		2,326
		25,021
Saudi Arabia (0.7%):
Consumer Discretionary (0.2%):
Leejam Sports Co. JSC	64,002	944
Financials (0.3%):
Arab National Bank	349,437	1,856
Industrials (0.2%):
Saudi Industrial Services Co.	263,794	1,247
		4,047
South Africa (1.6%):
Communication Services (0.6%):
Naspers Ltd. Class N	23,833	3,883
Energy (0.1%):
Exxaro Resources Ltd.	48,987	348
Financials (0.4%):
Nedbank Group Ltd.	262,845	1,489
Standard Bank Group Ltd.	200,278	1,167
		2,656
Materials (0.4%):
African Rainbow Minerals Ltd.	65,773	636
Gold Fields Ltd., ADR	227,425	1,756
Impala Platinum Holdings Ltd.	42,537	284
		2,676
Real Estate (0.1%):
Resilient REIT Ltd.	120,044	255
		9,818
Taiwan (11.1%):
Communication Services (0.1%):
International Games System Co. Ltd.	23,000	430

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Consumer Discretionary (0.6%):
Fulgent Sun International Holding Co. Ltd.	80,000	$267
Hotai Motor Co. Ltd.	97,000	1,740
Merida Industry Co. Ltd.	110,000	660
Nan Liu Enterprise Co. Ltd.	47,000	382
Poya International Co. Ltd.	21,000	405
		3,454
Financials (1.0%):
Chailease Holding Co. Ltd.	637,927	2,487
King's Town Bank Co. Ltd.	402,000	417
Yuanta Financial Holding Co. Ltd.	6,523,000	3,540
		6,444
Health Care (0.6%):
TaiDoc Technology Corp.	270,000	2,640
Universal Vision Biotechnology Co. Ltd.	277,000	1,314
		3,954
Industrials (1.1%):
Airtac International Group	195,000	3,362
Chicony Power Technology Co. Ltd.	265,000	592
Kung Long Batteries Industrial Co. Ltd.	133,000	639
Shin Zu Shing Co. Ltd.	69,000	313
Sunonwealth Electric Machine Industry Co. Ltd.	1,073,000	1,922
		6,828
Information Technology (7.6%):
Accton Technology Corp.	116,000	935
Chipbond Technology Corp.	238,000	489
Compeq Manufacturing Co. Ltd.	1,971,000	2,770
Elan Microelectronics Corp.	194,000	648
FLEXium Interconnect, Inc.	83,000	302
Formosa Sumco Technology Corp.	356,000	1,878
Hon Hai Precision Industry Co. Ltd., GDR	379,551	1,876
Hon Hai Precision Industry Co. Ltd.	1,849,000	4,678
King Yuan Electronics Co. Ltd.	316,000	318
Largan Precision Co. Ltd.	19,406	2,486
MediaTek, Inc.	188,000	2,903
Micro-Star International Co. Ltd.	47,000	159
Parade Technologies Ltd.	24,000	691
Powertech Technology, Inc.	91,000	295
Radiant Opto-Electronics Corp.	128,000	441
Silicon Motion Technology Corp., ADR	93,159	4,199
Simplo Technology Co. Ltd.	51,000	546
Sinbon Electronics Co. Ltd.	153,000	770
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	93,766	4,719
Taiwan Semiconductor Manufacturing Co. Ltd.	1,440,000	14,000
Tripod Technology Corp.	172,000	647
Unimicron Technology Corp.	361,000	485
Wistron Corp.	308,000	294
		46,529

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Real Estate (0.1%):
Chong Hong Construction Co. Ltd.	195,000	$544
		68,183
Thailand (1.1%):
Communication Services (0.2%):
Advanced Info Service PCL	247,500	1,499
Consumer Discretionary (0.1%):
Sri Trang Agro-Industry PCL	434,600	363
Financials (0.1%):
Bangkok Life Assurance PCL Class R	527,800	249
Thanachart Capital PCL	204,000	235
		484
Industrials (0.4%):
Gunkul Engineering PCL	21,916,500	1,960
Sino-Thai Engineering & Construction PCL	917,500	443
		2,403
Materials (0.3%):
Tipco Asphalt PCL	2,956,600	2,050
		6,799
Turkey (1.3%):
Communication Services (0.3%):
Turk Telekomunikasyon A/S (a)	1,769,232	1,921
Consumer Discretionary (0.3%):
Dogus Otomotiv Servis ve Ticaret A/S (d)	271,575	428
Tofas Turk Otomobil Fabrikasi A/S	494,632	1,618
		2,046
Consumer Staples (0.1%):
Coca-Cola Icecek A/S	65,326	388
Industrials (0.3%):
KOC Holding A/S, ADR	137,770	1,579
Tekfen Holding A/S	127,032	261
		1,840
Materials (0.1%):
Anadolu Cam Sanayii A/S (d)	631,551	393
Utilities (0.2%):
Enerjisa Enerji A/S (c)	1,242,941	1,482
		8,070
United Kingdom (0.9%):
Consumer Staples (0.3%):
Unilever NV	27,639	1,428

See notes to financial statements.

20

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (0.6%):
Anglo American PLC	96,745	$2,047
Antofagasta PLC	164,576	1,797
		3,844
		5,272
Total Common Stocks (Cost $540,001)		602,000
Preferred Stocks (0.6%)
Brazil (0.6%):
Consumer Discretionary (0.3%):
Lojas Americanas SA	357,700	1,894
Financials (0.0%): (b)
Banco do Estado do Rio Grande do Sul SA	82,100	193
Industrials (0.3%):
Randon SA Implementos e Participacoes	1,082,200	1,785
		3,872
Total Preferred Stocks (Cost $4,722)		3,872
Rights (0.0%) (b)
India (0.0%): (b)
Energy (0.0%): (b)
Reliance Industries Ltd. Class R Expires 06/04/20 (a)	19,987	59
Taiwan (0.0%): (b)
Information Technology (0.0%): (b)
Simplo Technology Co. Ltd. Expires 03/26/21 (a) (e) (f)	1,757	—	(h)
Total Rights (Cost $—) (h)		59
Exchange-Traded Funds (0.0%) (b)
United States (0.0%): (b)
iShares MSCI Emerging Markets Small-Cap ETF	1,606	59
Total Exchange-Traded Funds (Cost $52)		59
Collateral for Securities Loaned^ (0.6%)
United States (0.6%):
HSBC U.S. Government Money Market Fund I Shares, 0.13% (i)	1,789,215	1,789
Invesco Government & Agency Portfolio Institutional Shares, 0.12% (i)	1,854,300	1,854
Total Collateral for Securities Loaned (Cost $3,643)		3,643
Total Investments (Cost $548,418) — 99.3%		609,633
Other assets in excess of liabilities — 0.7%		3,938
NET ASSETS — 100.00%		$613,571

See notes to financial statements.

21

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2020

  At May 31, 2020 the Fund's investments in foreign securities were 77.68% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  Amount represents less than 0.05% of net assets.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of May 31, 2020, the fair value of these securities was $13,430 (thousands) and amounted to 2.2% of net assets.

(d)  All or a portion of this security is on loan.

(e)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of May 31, 2020, illiquid securities were less than 0.0% of the Fund's net assets.

(f)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.0% of the Fund's net assets as of May 31, 2020. This security is classified as Level 3 within the fair value hierarchy. (See Note 2)

(g)  Security was fair valued based upon procedures approved by the Board of Trustees and represents less than 0.1% of the Fund's net assets as of May 31, 2020. (See Note 2)

(h)  Rounds to less than $1 thousand.

(i)  Rate disclosed is the daily yield on May 31, 2020.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

GDR — Global Depositary Receipt

PCL — Public Company Limited

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See notes to financial statements.

22

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2020

(Amounts in Thousands, Except Per Share Amounts)

	USAA Emerging Markets Fund
Assets:
Investments, at value (Cost $548,418)	$609,633	(a)
Foreign currency, at value (Cost $2,848)	2,846
Cash and cash equivalents	5,838
Receivables:
Interest and dividends	965
Capital shares issued	821
Investments sold	4,918
Reclaims	67
From Adviser	138
Prepaid expenses	19
Total assets	625,245
Liabilities:
Payables:
Collateral received on loaned securities	3,643
Investments purchased	6,842
Capital shares redeemed	345
Accrued foreign capital gains taxes	51
Accrued expenses and other payables:
Investment advisory fees	505
Administration fees	62
Custodian fees	67
Transfer agent fees	66
Compliance fees	—	(b)
12b-1 fees	—	(b)
Other accrued expenses	93
Total liabilities	11,674
Net Assets:
Capital	702,496
Total distributable earnings/(loss)	(88,925)
Net assets	$613,571
Net Assets
Fund Shares	$281,937
Institutional Shares	327,156
Adviser Shares	4,478
Total	$613,571
Shares (unlimited number of shares authorized with no par value):
Fund Shares	17,442
Institutional Shares	20,273
Adviser Shares	279
Total	37,994
Net asset value, offering and redemption price per share: (c)
Fund Shares	$16.16
Institutional Shares	$16.14
Adviser Shares	$16.08

(a)  Includes $3,704 of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

23

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2020

(Amounts in Thousands)

USAA Emerging Markets Fund
Investment Income:
Dividends	$22,893
Interest	209
Securities lending (net of fees)	56
Foreign tax withholding	(1,832)
Total income	21,326
Expenses:
Investment advisory fees	7,233
Administration fees — Fund Shares	493
Administration fees — Institutional Shares	393
Administration fees — Adviser Shares	7
Sub-Administration fees	67
12b-1 fees — Adviser Shares	12
Custodian fees	485
Transfer agent fees — Fund Shares	844
Transfer agent fees — Institutional Shares	393
Transfer agent fees — Adviser Shares	— (a)
Trustees' fees	49
Compliance fees	4
Legal and audit fees	192
State registration and filing fees	40
Interest expense on interfund lending	2
Line of credit fees	9
Other expenses	117
Total expenses	10,340
Expenses waived/reimbursed by Adviser	(345)
Net expenses	9,995
Net Investment Income (Loss)	11,331
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	2,403
Foreign taxes on realized gains	(126)
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	(43,998)
Net change in accrued foreign taxes on unrealized gains	70
Net realized/unrealized gains (losses) on investments	(41,651)
Change in net assets resulting from operations	$(30,320)

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

24

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Emerging Markets Fund
	Year Ended May 31, 2020	Year Ended May 31, 2019
From Investments:
Operations:
Net investment income (loss)	$11,331	$10,267
Net realized gains (losses) from investments	2,277	(40,644)
Net change in unrealized appreciation/depreciation on investments	(43,928)	(45,173)
Change in net assets resulting from operations	(30,320)	(75,550)
Distributions to Shareholders:
Fund Shares	(1,181)	(4,143)
Institutional Shares	(1,681)	(7,618)
Adviser Shares	(12)	(43)
Change in net assets resulting from distributions to shareholders	(2,874)	(11,804)
Change in net assets resulting from capital transactions	(190,423)	(79,230)
Change in net assets	(223,617)	(166,584)
Net Assets:
Beginning of period	837,188	1,003,772
End of period	$613,571	$837,188
Capital Transactions:
Fund Shares
Proceeds from shares issued	$35,895	$48,985
Distributions reinvested	1,167	4,094
Cost of shares redeemed	(78,125)	(79,610)
Total Fund Shares	$(41,063)	$(26,531)
Institutional Shares
Proceeds from shares issued	$28,712	$73,201
Distributions reinvested	1,680	7,272
Cost of shares redeemed	(179,763)	(133,195)
Total Institutional Shares	$(149,371)	$(52,722)
Adviser Shares
Proceeds from shares issued	$18	$34
Distributions reinvested	— (a)	1
Cost of shares redeemed	(7)	(12)
Total Adviser Shares	$11	$23
Change in net assets resulting from capital transactions	$(190,423)	$(79,230)

See notes to financial statements.

25

USAA Mutual Funds Trust	Statements of Changes in Net Assets — continued

(Amounts in Thousands)

	USAA Emerging Markets Fund
	Year Ended May 31, 2020	Year Ended May 31, 2019
Share Transactions:
Fund Shares
Issued	2,094	2,810
Reinvested	61	255
Redeemed	(4,572)	(4,569)
Total Fund Shares	(2,417)	(1,504)
Institutional Shares
Issued	1,679	4,211
Reinvested	88	455
Redeemed	(10,272)	(7,617)
Total Institutional Shares	(8,505)	(2,951)
Adviser Shares
Issued	1	2
Reinvested	— (a)	— (a)
Redeemed	— (a)	— (a)
Total Adviser Shares	1	2
Change in Shares	(10,921)	(4,453)

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

26

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27

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions
USAA Emerging Markets Fund
Fund Shares
Year Ended May 31, 2020	$17.14	0.25	(c)	(1.17)	(0.92)	(0.06)	(0.06)
Year Ended May 31, 2019	$18.84	0.17		(1.67)	(1.50)	(0.20)	(0.20)
Year Ended May 31, 2018	$17.60	0.16		1.15	1.31	(0.07)	(0.07)
Year Ended May 31, 2017	$14.24	0.07		3.43	3.50	(0.14)	(0.14)
Year Ended May 31, 2016	$16.46	0.11	(c)	(2.22)	(2.11)	(0.11)	(0.11)
Institutional Shares
Year Ended May 31, 2020	$17.10	0.29	(c)	(1.17)	(0.88)	(0.08)	(0.08)
Year Ended May 31, 2019	$18.79	0.18		(1.62)	(1.44)	(0.25)	(0.25)
Year Ended May 31, 2018	$17.55	0.20		1.14	1.34	(0.10)	(0.10)
Year Ended May 31, 2017	$14.21	0.12	(c)	3.40	3.52	(0.18)	(0.18)
Year Ended May 31, 2016	$16.42	0.18		(2.25)	(2.07)	(0.14)	(0.14)
Adviser Shares
Year Ended May 31, 2020	$17.08	0.20	(c)	(1.16)	(0.96)	(0.04)	(0.04)
Year Ended May 31, 2019	$18.76	0.10		(1.62)	(1.52)	(0.16)	(0.16)
Year Ended May 31, 2018	$17.55	0.12		1.13	1.25	(0.04)	(0.04)
Year Ended May 31, 2017	$14.20	0.05		3.42	3.47	(0.12)	(0.12)
Year Ended May 31, 2016	$16.40	0.09		(2.21)	(2.12)	(0.08)	(0.08)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(a)  Reflects total annual operating expenses for reductions of expenses paid indirectly for the May 31 fiscal years ended 2019, 2018, 2017 and 2016. Expenses paid indirectly decreased the expense ratio for each of these respective years by less than 0.01%.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

28

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, End of Period	Total Return*	Net Expenses^(a)		Net Investment Income (Loss)	Gross Expenses(a)	Net Assets, End of Period (000's)	Portfolio Turnover(b)
USAA Emerging Markets Fund
Fund Shares
Year Ended May 31, 2020	$16.16	(5.41)%	1.48%		1.44%	1.54%	$281,937	124	%(f)
Year Ended May 31, 2019	$17.14	(7.86)%	1.48%		1.02%	1.48%	$340,465	68%
Year Ended May 31, 2018	$18.84	7.41%	1.46%		0.86%	1.46%	$402,401	59%
Year Ended May 31, 2017	$17.60	24.70%	1.51%		0.50%	1.51%	$374,130	45%
Year Ended May 31, 2016	$14.24	(12.77)%	1.58%		0.73%	1.58%	$302,012	47%
Institutional Shares
Year Ended May 31, 2020	$16.14	(5.17)%	1.29%		1.67%	1.33%	$327,156	124	%(f)
Year Ended May 31, 2019	$17.10	(7.58)%	1.25%		1.24%	1.25%	$491,978	68%
Year Ended May 31, 2018	$18.79	7.62%	1.28%		1.09%	1.28%	$596,185	59%
Year Ended May 31, 2017	$17.55	24.93%	1.29%		0.75%	1.29%	$585,468	45%
Year Ended May 31, 2016	$14.21	(12.53)%	1.30%		1.11%	1.30%	$603,981	47%
Adviser Shares
Year Ended May 31, 2020	$16.08	(5.65)%	1.75%		1.13%	1.76%	$4,478	124	%(f)
Year Ended May 31, 2019	$17.08	(8.07)%	1.75%		0.73%	1.79%	$4,745	68%
Year Ended May 31, 2018	$18.76	7.09%	1.72	%(d)	0.61%	1.81%	$5,186	59%
Year Ended May 31, 2017	$17.55	24.53%	1.66	%(e)	0.35%	1.87%	$4,864	45%
Year Ended May 31, 2016	$14.20	(12.93)%	1.75%		0.60%	1.92%	$3,931	47%

(c)  Per share net investment income (loss) has been calculated using the average daily shares method.

(d)  Prior to October 1, 2017, AMCO voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.65% of the Advisers Shares' average daily net assets.

(e)  Prior to October 1, 2016, AMCO voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.75% of the Advisers Shares' average daily net assets.

(f)  Reflects increased trading activity due to current year transition or asset allocation shift.

See notes to financial statements.

29

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2020

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Emerging Markets Fund (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares, and Adviser Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services ("SAS"), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings Inc., a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). The Transaction closed on July 1, 2019. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("VCM" or "Adviser"). Effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and Victory Capital Transfer Agency Company replaced SAS as the Fund's transfer agent. In addition, effective on that same date, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of May 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3		Total
Common Stocks	$164,929	$437,071	$—	(a)	$602,000
Preferred Stocks	3,872	—	—		3,872
Rights	59	—	—	(a)	59
Exchange-Traded Funds	59	—	—		59
Collateral for Securities Loaned	3,643	—	—		3,643
Total	$172,562	$437,071	$—	(a)	$609,633

(a)  Amount rounds to less than $1 thousand.

For the year ended May 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Investment Companies:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of May 31, 2020, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Litigation income received during the year is recorded as realized gains by the Fund when such information becomes known. Gains of this type are infrequent to the Fund are not expected to reoccur on a consistent basis. Class action litigation income received by the Fund for the year ended May 31, 2020 amounted to $4,313 thousand and is reflected on the Statement of Operations within Net realized gains (losses) from investment securities and foreign currency translations.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund has been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non- cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of May 31, 2020.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$3,704	$—	$3,643

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., last four tax years which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

33

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, 12b-1 fees and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2020, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$867,277	$962,428

There were no purchases and sales of U.S. government securities during the year ended May 31, 2020.

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semiannual reports may be viewed at usaa.com. As of May 31, 2020, certain fund-of funds owned total outstanding shares of the Fund:

Affiliated USAA Mutual Funds	Ownership %
USAA Cornerstone Conservative Fund	0.4
USAA Cornerstone Equity Fund	1.3

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory and Management Fees:

Effective with the Transaction on July 1, 2019, investment advisory services are provided to the Fund by the Adviser, a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 1.00% of the Fund's average daily net assets. The amount incurred and paid to VCM from July 1, 2019 through May 31, 2020, was $6,615 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

Prior to the Transaction on July 1, 2019, AMCO provided investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, AMCO was responsible for managing the business and affairs of the Fund, and for directly managing day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The investment management fee for the Fund was comprised of a base fee and a performance adjustment. The Fund's base fee was accrued daily and paid monthly at an annualized rate of 1.00% of the Fund's average daily net assets.

Effective with the Transaction on July 1, 2019, no performance adjustments will be made for periods beginning July 1, 2019 through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.

Prior to the Transaction on July 1, 2019, the performance adjustment for each share class was accrued daily and calculated monthly by comparing the Fund's performance to that of the Lipper Emerging Markets Funds Index. The Lipper Emerging Markets Fund Index tracks the total return performance of funds within the Lipper Emerging Markets Funds category.

34

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)(a)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of over performance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Emerging Markets Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period June 1, 2019 through June 30, 2019, performance adjustments for Fund Shares, Institutional Shares and Adviser Shares were $(12), $(19), and less than $(1) thousand, respectively. For the Fund Shares, Institutional Shares, and Adviser Shares, the performance adjustments were less than 0.01% of net assets for all classes. Base fees incurred and paid to AMCO from June 1, 2019 through June 30, 2019, were $649 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

Effective with the Transaction on July 1, 2019, the Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager of managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

Effective July 1, 2019, VCM entered into Investment Subadvisory Agreements with Brandes Investment Partners, L.P. ("Brandes"), Lazard Asset Management LLC ("Lazard"), under which Brandes and Lazard, each direct the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by VCM). These arrangements provide for monthly fees that are paid by VCM. VCM (not the Fund) pays the subadviser fees.

Prior to July 1, 2019, AMCO entered into Investment Subadvisory Agreements with Brandes, Lazard, and Victory Capital Management, Inc. under which each directed the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the AMCO). These arrangements provided for monthly fees that were paid by AMCO. AMCO (not the Fund) paid the subadviser fees.

Administration and Servicing Fees:

Effective with the Transaction on July 1, 2019, VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15% of average daily net assets for both the Fund Shares and Adviser Shares, and 0.10% of average daily net assets of the Institutional Shares. Amounts incurred from July 1, 2019 through May 31, 2020, are $450, $357, and $6 thousand for Fund Shares, Institutional

35

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Shares, and Adviser Shares, respectively. These amounts are reflected on the Statement of Operations as Administration fees.

Prior to the Transaction on July 1, 2019, AMCO provided certain administration and servicing functions for the Fund. For such services, AMCO received a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets for both the Fund Shares and Adviser Shares, and 0.10% of average daily net assets of the Institutional Shares. Amounts incurred from June 1, 2019 through June 30, 2019, were $43, $36, and $1 thousand for Fund Shares, Institutional Shares, and Adviser Shares, respectively. These amounts are reflected on the Statement of Operations as Administration fees.

Effective with the Transaction on July 1, 2019, the Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensates the Adviser for these services. The amount incurred during the period from July 1, 2019 to May 31, 2020, is reflected on the Statement of Operations as Compliance fees.

Effective with the Transaction on July 1, 2019, Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub- Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of- pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds under the Fund Administration, Servicing, and Accounting Agreement. The amount incurred during the period from July 1, 2019 through May 31, 2020, is reflected on the Statement of Operations as Sub-Administration fees.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund prior to the Transaction on July 1, 2019. The Board approved the reimbursement of a portion of these expenses incurred by AMCO. AMCO did not receive any fees from the Fund for these services.

Transfer Agency Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Transfer Agency, Inc. ("VCTA"), (formerly, USAA Shareholder Account Services ("SAS")), provides transfer agency services to the Fund. VCTA, an affiliate of the Adviser, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of average daily net assets, plus out-of pocket expenses. Amounts incurred and paid to VCTA from July 1, 2019 through May 31, 2020, was $771, $357, and less than $1 thousand for the Fund Shares, Institutional Shares, and Adviser Shares, respectively. Amounts incurred and paid to SAS from June 1, 2019 through June 30, 2019, was $73, $36, and less than $1 thousand for the Fund Shares, Institutional Shares, and Adviser Shares, respectively. These amounts are reflected on the Statement of Operations as Transfer Agent fees.

Effective with the Transaction on July 1, 2019, FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distribution and Service 12b-1 Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the Adviser Shares pursuant

36

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

to a Distribution Agreement between the Distributor and the Trust. Effective on or about June 30, 2020, the Distributor's name will change to Victory Capital Services, Inc. Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of the Adviser Shares. Amounts incurred and paid to the Distributor from July 1, 2019 through May 31, 2020, are $11 thousand and reflected on the Statement of Operations as 12b-1 fees.

Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge.

Prior to the Transaction on July 1, 2019, the Fund adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares paid fees to USAA Investment Management Company ("IMCO"), the distributor, for distribution and shareholder services. IMCO paid all or a portion of such fees to intermediaries that made the Adviser Shares available for investment by their customers. The fee was accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average daily net assets. IMCO also provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and received no fee or other compensation for these services, but may have received 12b-1 fees as described above, with respect to Adviser Shares. Amounts incurred and paid to IMCO from June 1, 2019 through June 30, 2019, were $1 thousand and reflected on the Statement of Operations as 12b-1 fees.

Other Fees:

Prior to the Transaction on July 1, 2019, State Street Bank and Trust Company served as the Fund's accounting agent and custodian.

Effective July 1, 2019, Citibank, N.A., serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

Effective with the Transaction on July 1, 2019, the Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. Effective July 1, 2019 through May 31, 2020, the expense limit (excluding voluntary waivers) is 1.48%, 1.29%, and 1.75% for the Fund Shares, Institutional Shares, and Adviser Shares, respectively.

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of May 31, 2020, the following amounts are available to be repaid to the Adviser (amounts in thousands).

Expires 05/31/2023
$345

The Adviser, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended May 31, 2020.

Prior to the Transaction on July 1, 2019, AMCO agreed, through September 30, 2019, to limit the total annual operating expenses of the Adviser Shares to 1.75% of average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of those amounts. Effective with the Transaction on July 1, 2019, this expense limit is no longer in effect and is not available to be recouped by AMCO. For the

37

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

period June 1, 2019 through June 30, 2019, the Fund did not incur reimbursements. These amounts would have been reflected on the Statement of Operations as Expenses waived/reimbursed by AMCO.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.

The COVID-19 pandemic, which has spread rapidly across the world, has led and will continue to lead for an unknown period of time to disruptions in local, regional, national and global markets and economies. Among other things, the outbreak has resulted in, and until fully resolved is likely to continue to result in, among other things (1) government imposition of various forms of "stay-at-home" orders and the closing of "non-essential" businesses, resulting in significant disruption to the businesses of many issuers as well as lay-offs of employees; (2) increased requests by issuers of debt instruments for amendments and waivers of agreements to avoid default and increased defaults; (3) volatility and disruption of markets, including greater volatility in pricing and spreads; and (4) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general.

The equity securities in the Fund's portfolio are subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of the company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than debt securities. In addition, the Fund invests primarily in foreign securities. There is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging-market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. These risks are particularly heightened in this Fund because investments in emerging-market countries generally are more volatile than investments in developed markets. Emerging-market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.

The Fund's performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions and developments in the countries or regions in which the Fund invests. As such, the Fund's performance could be more volatile than the performance of more geographically diversified funds.

The Fund also is subject to over-the-counter ("OTC") risk. OTC transactions involve risk in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets, or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks.

38

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

7. Borrowing and Interfund Lending:

Line of Credit:

Effective with the Transaction on July 1, 2019, the Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex could borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under line of credit fees.

Prior to the Transaction on July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation ("CAPCO") terminated. For the period from June 1, 2019 to June 30, 2019, the Fund paid CAPCO facility fees of $2 thousand.

The average borrowing for the days outstanding and average interest rate for the Fund during the year ended May 31, 2020. were as follows (amounts in thousands):

Amount Outstanding at May 31, 2020	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate	Maximum Borrowing During the Period
$—	$4,891	21	3.11%	$15,400

*  For the year ended May 31,2020, based on the number of days borrowings were outstanding.

Interfund Lending:

Effective with the Transaction on July 1, 2019, the Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Funds Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interest expense on Interfund lending. As a Lender, interest earned by the Fund, if any, during the period is reflected on the Statement of Operations under Income on Interfund lending.

The average borrowing and lending for the days outstanding and average interest rate for the Fund during the year ended May 31, 2020, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at May 31, 2020	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$1,804	20	2.14%	$3,498

*  For the year ended May 31, 2020, based on the number of days borrowings were outstanding.

39

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

8. Federal Income Tax Information:

The Fund intends to declare daily and distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2020, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended May 31, 2020		Year Ended May 31, 2019
Distributions paid from		Distributions paid from
Ordinary Income	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$2,874	$2,874	$11,804	$—	$11,804

As of May 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows (amounts in thousands):

Accumulated Undistributed Ordinary Income	Capital and Other Losses	Total Unrealized Appreciation (Depreciation)*	Accumulated Earnings (Deficit)
$8,596	$(145,552)	$48,031	$(88,925)

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and passive foreign investment company adjustments.

At May 31, 2020, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$124,591	$20,961	$145,552

As of May 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$561,583	$126,905	$(78,855)	$48,050

40

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

9. Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the 1940 Act. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital, as the administrator of the LRMP. At an in-person meeting held on February 26, 2020, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

10. Subsequent Events:

The Board of Trustees of USAA Mutual Funds Trust has approved redesignating the Fund's current Adviser Shares as "Class A" shares ("Redesignation"). This change was effective beginning on June 29th, 2020.

Class A shares will be available for purchase through financial intermediaries and the Fund will pay ongoing distribution and/or service (12b-1) fees at annual rate of up to 0.25% of the average daily net assets of its Class A shares. In addition, the Transfer Agency fee will convert to an annual basis point rate of 0.10% of daily net assets of its Class A shares from its current flat per account fee. Class A shares will be offered and sold at their public offering price, which is the NAV per share plus any applicable initial sales charge, also referred to as a "front-end sales load." For purchases on or after the Redesignation Date, Class A Shares will be offered and sold with the imposition of a maximum initial sales charge of up to 5.75% of the offering price of the Fund. For purchases on or after the Redesignation Date, Class A Shares will be offered and sold with the imposition of a maximum initial sales charge of up to 2.25% of the offering price of the Fund. A contingent deferred sales charge of up to 0.75% may be imposed on redemptions of Class A shares purchased without an initial sales charge if shares are redeemed within 18 months of purchase.

The Redesignation will be made without the imposition of any sales loads, fees, or other charges to Adviser Shares held in shareholder accounts on the Redesignation Date. The Redesignation will not be considered a taxable event for federal income tax purposes.

41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Emerging Markets Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Emerging Markets Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 27, 2020

42

USAA Mutual Funds Trust	Supplemental Information May 31, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

43

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.

44

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

45

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

46

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

47

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, IMCO (September 2009-April 2014); President, AMCO (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011); Director of USAA Investment Management Company (IMCO) (since 2009); Chairman of Board of IMCO (since 2013); Director of USAA Asset Management Company (AMCO), (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS)(October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013); Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

**  Mr. McNamara and Mr. Brown are "Interested Persons" by reason of their relationships with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

48

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

49

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2019 through May 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/19	Actual Ending Account Value 5/31/20	Hypothetical Ending Account Value 5/31/20	Actual Expenses Paid During Period 12/1/19- 5/31/20*	Hypothetical Expenses Paid During Period 12/1/19- 5/31/20*	Annualized Expense Ratio During Period 12/1/19- 5/31/20
Fund Shares	$1,000.00	$897.70	$1,017.75	$6.88	$7.31	1.45%
Institutional Shares	1,000.00	899.30	1,018.70	5.98	6.36	1.26%
Adviser Shares	1,000.00	896.80	1,016.40	8.16	8.67	1.72%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 183/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

50

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended May 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2020 (amounts in thousands):

Qualified Dividend Income (non-corporate shareholders)*	Foreign Taxes Paid(a)
64.21%	$700

*  Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any. All or a portion of these amounts may be exempt from taxation at the state level.

(a)  The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

51

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593,

Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800	) 235-8396

25558-0720

MAY 31, 2020

Annual Report

USAA Government Securities Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about September 8, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about September 8, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Financial Statements
Schedule of Portfolio Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	32
Supplemental Information (Unaudited)	33
Proxy Voting and Portfolio Holdings Information	33
Trustees' and Officers' Information	34
Expense Examples	40
Additional Federal Income Tax Information	41
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

The previous decade ended with the longest-ever bull market in U.S. equities still intact, even as investors wrestled with issues like softening global economic data, Brexit, and U.S.-China trade relations. In retrospect, those worries seem so pedestrian given what we would soon experience.

A new and unexpected threat—a global pandemic, the novel coronavirus ("COVID-19")—first emerged in Asia and then began spreading globally and throughout the United States during the first quarter of 2020. This unprecedented and unanticipated event not only rendered all existing economic and earnings forecasts moot, but it also roiled stock and bond markets everywhere. Efforts to slow the spread of the virus, though successful to date, also brought the economy to a halt. The historic bull market in stocks ended virtually overnight.

After an initial severe sell-off in March, equity markets recovered sharply. As our annual reporting period drew to a close on May 31, 2020, many of the broad market indexes had recovered and volatility had returned to more palatable levels. In fact, despite all the chaos, the S&P 500® Index, one of the most popular measures of large U.S. stocks, finished the fiscal year (May 31, 2020) at approximately 3,044, which was up more than 10.6% from one year ago.

The market turmoil of early 2020 was not limited to equities. Fixed income volatility spiked when liquidity evaporated in late March as investors struggled to understand the ramifications of stay-at-home orders. Fortunately, the U.S. Federal Reserve (the "Fed") (as well as other global central banks) leapt into action—cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to stabilize markets.

The new lending facilities and programs had their intended effect of improving liquidity and trading. Credit spreads across corporate, high-yield, structured, and municipal markets were coaxed down from their highs. In addition, Congress came through with substantial fiscal stimulus that also was applauded by investors and markets. Although fixed income markets regained their footing, the yield on 10-Year Treasurys, a benchmark for low-risk investments, declined steadily during our fiscal year—from 2.14% at the beginning of our reporting period to approximately 0.65% as of May 31, 2020. This suggests that investors remain a little wary.

While the past year has been unprecedented for all of us, both personally and professionally, our portfolio managers continue to scrutinize the financial markets, economic conditions, and the trajectory of the pandemic, which will likely be the guiding factor on Fed policy and the markets.

No matter what happens in the near term, we believe that the massive monetary and fiscal policies introduced earlier this year will have longer-term ramifications. Despite this uncertainty, it's important to remain focused on your long-term investment goals and avoid making emotional decisions. If you invest with us directly, our Member Service Representatives are available to help. Call us at (800) 539-3863 or visit our website at vcm.com.

2

From all of us here at USAA Mutual Funds, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

3

USAA Mutual Funds Trust

USAA Government Securities Fund

Managers' Commentary

(Unaudited)

USAA Investments, A Victory Capital Investment Franchise

R. Neal Graves, CFA, CPA
James F. Jackson Jr., CFA

•  What were the market conditions during the reporting period?

U.S. Treasury yields ended the reporting period lower than they started. When the period began in June 2019, the U.S. Federal Reserve (the "Fed") Funds Target Rate was at a target range of between 2.25% and 2.50%. Fed officials reduced the Fed Funds Target Rate three times in the second half of calendar year 2019 (to a target range of 1.50% to 1.75%). This resulted in the Treasury curve reversing its inversion and rates across the curve falling. The spread of the novel coronavirus ("COVID-19"), government imposed economic restrictions, and the subsequent unprecedented collapse in economic activity led to substantial Fed easing. The Fed reduced the Fed Funds Target Rate to 0.0% to 0.25% and Treasury rates fell to all-time lows, with the 30-year Treasury bond at one point falling below 1%. At the end of reporting period, rates remained at or near all-time lows and the Fed has indicated that rates will remain low for an extended period.

As yields fell, bond prices rose. The U.S. Treasury yield curve steepened, with shorter-term yields falling more than longer- and intermediate-term yields. The two-year Treasury yield fell 176 basis points to end the reporting period at 0.16%, while the 10-year Treasury yield dropped 147 basis points to finish the period at 0.65%. (A basis point is 1/100th of a percentage point.) In addition, in the closing weeks of the period, the U.S. Treasury initiated a 20-year Treasury bond, as there was record issuance of U.S. Treasury securities to fund COVID-19 relief.

Residential mortgage interest rates, which have historically been tied to the 10-year Treasury yield, fell during the reporting period overall. The interest rate on a 15-year residential mortgage started the period at 3.29%, rose to a high of 3.44% in March 2020, and declined to end the period at 2.84%. The interest rate on a 30-year residential mortgage increased from 4.03% at the beginning of the period to a high of 4.12% during March 2020 and dropped to 3.52% by the end of the period. The peak of mortgage rates in March 2020 was driven by the severe COVID-19 induced disruption in the mortgage-backed securities market, as well as the reduced ability of mortgage companies to originate new loans because of social distancing concerns. As we exit the reporting period, lower rates, pent-up demand from COVID-19 related lockdowns, and states reopening their economies have resulted in increased housing activity.

•  How did the USAA Government Securities Fund (the "Fund") perform during the reporting period?

The Fund has four share classes: Fund Shares, Institutional Shares, Adviser Shares (redesignated Class A shares), and R6 Shares. For the reporting period ended May 31, 2020, the Fund Shares, Institutional Shares, Adviser Shares and R6 Shares had total

4

USAA Mutual Funds Trust

USAA Government Securities Fund (continued)

Managers' Commentary (continued)

returns of 6.49%, 6.56%, 6.04% and 6.46%, respectively. This compares to a total return of 7.24% for the Bloomberg Barclays U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index (the "Index"), and 8.58% for the Lipper Intermediate U.S. Government Funds Index.

•  What were your strategies for the Fund during the reporting period?

The Fund benefited from its holdings of longer-duration Agency Commercial Mortgage-Backed Securities ("CMBS"), as longer-term securities outperformed shorter-term securities during the reporting period. For the same reason, investments in longer-duration municipal bonds added to returns. The Fund's under-allocation to U.S. Treasury securities combined with the Fund's shorter-duration U.S. Treasury security holdings were the primary detractors from performance. The Fund also was underweight 30-year mortgage pass-through securities, which performed relatively well given their longer duration and the reduced ability of borrowers to refinance due to social distancing concerns amid COVID-19.

During the reporting period, the Fund's holdings of mortgage pass throughs continued to decline as borrowers repaid their loans. We reallocated a portion of these paydowns back into 30-year Fannie Mae mortgage pass throughs to maintain our desired exposure to the sector. We also invested in high-quality municipal bonds due to their attractive yields and to reduce the portfolio's exposure to extension or contraction risk that exists in mortgage pass throughs. (Extension risk is the risk that mortgage prepayments will decelerate, causing the average life of a mortgage to lengthen—or extend—and become more sensitive to upward interest rate movement. Contraction risk is the risk that mortgage prepayments will accelerate, causing the average life of a mortgage to shorten, necessitating the reinvestment of proceeds at lower yields.) The portfolio managers also sold modest amounts of Agency CMBS and Treasurys to meet redemptions in the Fund.

Thank you for allowing us to assist in your investment needs.

5

USAA Mutual Funds Trust

USAA Government Securities Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended May 31, 2020

	Fund Shares	Institutional Shares	Adviser Shares	R6 Shares
INCEPTION DATE	2/1/91	8/10/15	8/1/10	12/1/16
	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	Bloomberg Barclays U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index[1]	Lipper Intermediate U.S. Government Funds Index[2]
One Year	6.49%	6.56%	6.04%	6.46%	7.24%	8.58%
Five Year	2.64%	NA	2.33%	NA	2.97%	3.11%
Ten Year	2.69%	NA	NA	NA	2.89%	3.10%
Since Inception	NA	2.94%	2.19%	3.65%	NA	NA

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Government Securities Fund — Growth of $10,000

1The unmanaged Bloomberg Barclays U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index consists of intermediate U.S. Treasury and Agency unsecured notes and securities backed by pools of mortgages issued by U.S. Government Agencies, GNMA, Fannie Mae, or Freddie Mac.

2The unmanaged Lipper Intermediate U.S. Government Funds Index is considered representative of intermediate U.S. government funds.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
6

USAA Mutual Funds Trust USAA Government Securities Fund	May 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

The Fund's investment objective is to provide investors a high level of current income consistent with preservation of principal.

Asset Allocation

May 31, 2020

(% of Net Assets)

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Government Securities Fund	Schedule of Portfolio Investments May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Asset Backed Securities (3.4%)
Goal Capital Funding Trust, Series 2005-2, Class A4, 0.56% (LIBOR03M+20bps), 8/25/44, Callable 8/25/20 @ 100 (a)	$7,230	$6,755
Montana Higher Education Student Assistance Corp., Series 2012-1, Class A2, 1.17% (LIBOR01M+100bps), 5/20/30, Callable 12/20/29 @ 100 (a)	6,510	6,423
Navient Student Loan Trust, Series 2014-1, Class A3, 0.68% (LIBOR01M+51bps), 6/25/31, Callable 11/25/30 @ 100 (a)	2,532	2,399
Navient Student Loan Trust, Series 2016-2, Class A2, 1.22% (LIBOR01M+105bps), 6/25/65, Callable 12/25/31 @ 100 (a) (b)	897	891
Navient Student Loan Trust, Series 2019-1, Class A1, 0.50% (LIBOR01M+33bps), 12/27/67, Callable 12/25/31 @ 100 (a) (b)	1,397	1,391
Nelnet Student Loan Trust, Series 2006-3, Class B, 1.47% (LIBOR03M+25bps), 6/25/41, Callable 9/25/24 @ 100 (a)	2,818	2,470
Nelnet Student Loan Trust, Series 2015-3, Class A2, 0.77% (LIBOR01M+60bps), 2/27/51, Callable 9/25/34 @ 100 (a) (b)	4,184	4,029
PHEAA Student Loan Trust, Series 2011-1, Class A1, 2.32% (LIBOR03M+110bps), 6/25/38, Callable 12/25/28 @ 100 (a) (b)	2,478	2,416
SLM Student Loan Trust, Series 2006-4, Class B, 1.19% (LIBOR03M+20bps), 1/25/70, Callable 1/25/32 @ 100 (a)	4,273	3,765
SLM Student Loan Trust, Series 2013-6, Class A3, 0.82% (LIBOR01M+65bps), 6/25/55, Callable 7/25/28 @ 100 (a)	3,290	3,116
SunTrust Student Loan Trust, Series 2006-1A, Class B, 1.16% (LIBOR03M+27bps), 10/28/37, Callable 7/28/26 @ 100 (a) (b)	1,184	991
Total Asset Backed Securities (Cost $36,162)		34,646
Collateralized Mortgage Obligations (0.1%)
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A4, 4.87%, 2/15/44 (b) (c)	941	951
Total Collateralized Mortgage Obligations (Cost $936)		951
Municipal Bonds (3.6%)
Connecticut (0.5%):
State of Connecticut, GO, 2.92%, 8/1/23	5,000	5,174
Kansas (0.3%):
Kansas Development Finance Authority Revenue, Series H, 3.94%, 4/15/26	3,000	3,293
Texas (2.2%):
City of Abilene, GO 2.41%, 2/15/26	1,715	1,783
2.54%, 2/15/27	1,195	1,247
2.64%, 2/15/29	1,000	1,041
City of Houston Texas Combined Utility System Revenue, 3.72%, 11/15/28	1,530	1,719
City of Houston, Texas Combined Utility System Revenue, 3.82%, 11/15/29, Continuously Callable @100	3,000	3,366
State of Texas, GO 1.61%, 10/1/22	1,585	1,602
2.53%, 10/1/31, Continuously Callable @100	3,500	3,711

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Government Securities Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Texas Public Finance Authority State of Texas, GO Series C, 2.83%, 10/1/25	$3,000	$3,208
Series C, 3.01%, 10/1/26, Continuously Callable @100	4,000	4,287
		21,964
Virginia (0.6%):
Virginia Public Building Authority Revenue Series C, 2.25%, 8/1/26	1,370	1,438
Series C, 2.40%, 8/1/27	1,475	1,553
Series C, 2.56%, 8/1/29	2,700	2,844
		5,835
Total Municipal Bonds (Cost $34,156)		36,266
U.S. Government Agency Mortgages (66.1%)
Federal Home Loan Mortgage Corporation Series K011, Class A2, 4.08%, 11/25/20 (c)	2,806	2,817
5.00%, 1/1/21	10	10
Series K715, Class A2, 2.86%, 1/25/21	4,702	4,720
Series K019, Class A2, 2.27%, 3/25/22	2,214	2,254
Series K026, Class A1, 1.69%, 4/25/22	1,464	1,471
Series K720, Class A2, 2.72%, 6/25/22	4,000	4,098
Series K022, Class A2, 2.36%, 7/25/22	3,000	3,092
Series K023, Class A2, 2.31%, 8/25/22	10,000	10,312
Series K026, Class A2, 2.51%, 11/25/22	5,000	5,194
Series K027, Class A2, 2.64%, 1/25/23	5,000	5,219
Series K029, Class A2, 3.32%, 2/25/23 (c)	3,000	3,191
Series K722, Class A2, 2.41%, 3/25/23	3,000	3,101
Series K725, Class A2, 3.00%, 1/25/24	5,000	5,341
Series K037, Class A2, 3.49%, 1/25/24	10,030	10,925
Series K038, Class A2, 3.39%, 3/25/24	3,000	3,271
Series K727, Class A2, 2.95%, 7/25/24	20,000	21,467
Series K052, Class A1, 2.60%, 1/25/25	2,773	2,868
Series K045, Class A2, 3.02%, 1/25/25	3,000	3,278
Series K730, Class A2, 3.59%, 1/25/25	5,000	5,552
Series K048, Class A2, 3.28%, 6/25/25 (c)	10,000	11,082
Series K056, Class A1, 2.20%, 7/25/25	4,159	4,317
Series K049, Class A2, 3.01%, 7/25/25	4,000	4,390
Series KC02, Class A2, 3.37%, 7/25/25	30,000	33,460
Series K733, Class A2, 3.75%, 8/25/25-9/25/25	20,000	22,487
Series K051, Class A2, 3.31%, 9/25/25	20,000	22,288
Series KIR1, Class A2, 2.85%, 3/25/26	7,709	8,354
Series K056, Class A2, 2.53%, 5/25/26	5,000	5,386
Series K057, Class A2, 2.57%, 7/25/26	17,000	18,361
Series K061, Class A1, 3.01%, 8/25/26	2,223	2,373
Series 3987, Class A, 2.00%, 9/15/26	1,379	1,403
Series K059, Class A2, 3.12%, 9/25/26 (c)	4,500	5,015
Series K061, Class A2, 3.35%, 11/25/26 (c)	4,000	4,519
Series K066, Class A2, 3.12%, 6/25/27	3,000	3,357
Series K067, Class A2, 3.19%, 7/25/27	9,274	10,438

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Government Securities Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series K069, Class A2, 3.19%, 9/25/27 (c)	$2,879	$3,244
Series K071, Class A2, 3.29%, 11/25/27	5,000	5,685
Series K076, Class A2, 3.90%, 4/25/28-8/25/28	20,000	23,722
Series K080, Class A2, 3.93%, 7/25/28 (c)	15,000	17,837
Series K082, Class A2, 3.92%, 9/25/28 (c)	5,000	5,953
Series K084, Class A2, 3.78%, 10/25/28 (c)	10,000	11,785
Series K085, Class A2, 4.06%, 10/25/28 (c)	9,706	11,658
3.00%, 3/1/32-6/1/42	25,298	26,804
3.50%, 10/1/33-8/1/48	24,413	25,900
4.00%, 10/1/33-8/1/48	23,086	24,544
5.50%, 12/1/35	441	514
Series 3134, Class FA, 0.48% (LIBOR01M+30bps), 3/15/36 (a)	689	686
Series 4023, Class PF, 0.73% (LIBOR01M+55bps), 10/15/41 (a)	952	956
4.50%, 9/1/48	4,165	4,499
Series K078, Class A2, 3.85%, 6/25/51	12,500	14,759
		433,957
Federal National Mortgage Association 3.50%, 5/1/21-2/1/50	22,370	23,849
2.63%, 9/1/21	10,000	10,105
2.42%, 11/1/22	19,879	20,415
2.50%, 4/1/23	8,265	8,624
Series M1, Class A2, 3.23%, 7/25/23 (c)	1,208	1,284
Series M7, Class AV2, 2.16%, 10/25/23	4,850	4,992
Series M13, Class A2, 2.71%, 6/25/25 (c)	2,356	2,554
Series M1, Class A1, 2.42%, 9/25/26 (c)	1,022	1,048
3.00%, 2/1/27-2/1/50	13,697	14,426
Series M8, Class A2, 3.06%, 5/25/27 (c)	4,000	4,413
Series M12, Class A2, 3.08%, 6/25/27 (c)	6,250	6,997
Series 73, Class DC, 1.50%, 7/25/27-10/25/27	5,555	5,650
Series 102, Class GA, 1.38%, 9/25/27	1,208	1,217
Series M4, Class A2, 3.05%, 3/25/28 (c)	2,842	3,162
Series M10, Class A2, 3.38%, 7/25/28 (c)	8,049	9,198
Series 29, Class FY, 0.47% (LIBOR01M+60bps), 4/25/35-8/25/37 (a)	2,164	2,149
5.00%, 12/1/35	625	718
5.50%, 11/1/37	196	226
6.00%, 5/1/38	348	404
4.00%, 8/1/39-2/1/50	44,255	47,149
		168,580
Government National Mortgage Association 8.50%, 6/15/21	3	3
9.00%, 7/15/21	1	1
6.00%, 8/15/22-12/15/38	9,021	10,572
8.00%, 12/20/22-9/15/30	377	440
4.50%, 4/20/24-1/15/41	23,704	26,449
7.00%, 5/15/27-7/15/32	1,095	1,269
7.50%, 2/15/28-11/15/31	240	274
6.50%, 5/15/28-8/20/34	2,449	2,885
6.75%, 5/15/28	7	7
5.50%, 4/20/33-6/15/39	14,385	16,769

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Government Securities Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
5.00%, 5/20/33-2/15/39	$4,210	$4,702
4.00%, 7/15/40-11/20/40	5,240	5,787
		69,158
Total U.S. Government Agency Mortgages (Cost $619,222)		671,695
U.S. Treasury Obligations (25.0%)
U.S. Treasury Notes 2.75%, 11/30/20	12,000	12,153
2.63%, 6/15/21	20,000	20,502
2.13%, 6/30/21	3,000	3,062
2.63%, 7/15/21	15,000	15,408
2.75%, 8/15/21	10,000	10,307
2.75%, 9/15/21	35,000	36,155
2.88%, 11/15/21	10,000	10,391
2.00%, 2/15/22	3,000	3,093
2.13%, 6/30/22	20,000	20,814
1.88%, 7/31/22	10,000	10,367
1.63%, 8/31/22	20,000	20,650
2.00%, 11/30/22	11,000	11,498
1.38%, 6/30/23	5,000	5,180
2.13%, 11/30/23	22,000	23,458
2.00%, 6/30/24	20,000	21,414
1.88%, 8/31/24	10,000	10,677
2.25%, 11/15/24	5,000	5,434
2.13%, 11/30/24	4,000	4,328
2.00%, 2/15/25	4,000	4,318
2.13%, 5/15/25	4,500	4,898
Total U.S. Treasury Obligations (Cost $243,284)		254,107
Investment Companies (0.0%) (d)
Federated Treasury Obligations Fund Institutional Shares, 0.35% (e)	58	58
Total Investment Companies (Cost $58)		58
Repurchase Agreements (1.5%)
Credit Agricole CIB NY, 0.05%, 6/1/20, Purchased on 5/29/20, with maturity date of 6/1/20, value of $15,000,063, collateralized by U.S. Treasury Notes, 1.50%, 11/30/24, fair value $15,193,047	15,000	15,000
Total Repurchase Agreements (Cost $15,000)		15,000
Total Investments (Cost $948,818) — 99.7%		1,012,723
Other assets in excess of liabilities — 0.3%		2,855
NET ASSETS — 100.00%		$1,015,578

(a)  Variable or Floating-Rate Security. Rate disclosed is as of May 31, 2020.

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Government Securities Fund	Schedule of Portfolio Investments — continued May 31, 2020

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of May 31, 2020, the fair value of these securities was $10,669 (thousands) and amounted to 1.1% of net assets.

(c)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)  Amount represents less than 0.05% of net assets.

(e)  Rate disclosed is the daily yield on May 31, 2020.

bps — Basis points

GO — General Obligation

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of May 31, 2020, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of May 31, 2020, based on the last reset date of the security

See notes to financial statements.

12

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2020

(Amounts in Thousands, Except Per Share Amounts)

	USAA Government Securities Fund
Assets:
Investments, at value (Cost $948,818)	$1,012,723
Cash and cash equivalents	57
Receivables:
Interest	3,847
Capital shares issued	116
Prepaid expenses	38
Total assets	1,016,781
Liabilities:
Payables:
Distributions	63
Investments purchased	57
Capital shares redeemed	729
Accrued expenses and other payables:
Investment advisory fees	111
Administration fees	102
Custodian fees	6
Transfer agent fees	80
Compliance fees	—	(a)
12b-1 fees	1
Other accrued expenses	54
Total liabilities	1,203
Net Assets:
Capital	948,451
Total distributable earnings/(loss)	67,127
Net assets	$1,015,578
Net Assets
Fund Shares	$364,077
Institutional Shares	638,299
Adviser Shares	5,299
Class R6 Shares	7,903
Total	$1,015,578
Shares (unlimited number of shares authorized with no par value):
Fund Shares	35,605
Institutional Shares	62,407
Adviser Shares	518
Class R6 Shares	773
Total	99,303
Net asset value, offering and redemption price per share: (b)
Fund Shares	$10.23
Institutional Shares	$10.23
Adviser Shares	$10.22
Class R6 Shares	$10.22

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

13

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2020

(Amounts in Thousands)

	USAA Government Securities Fund
Investment Income:
Interest	$30,205
Securities lending (net of fees)	—	(a)
Total income	30,205
Expenses:
Investment advisory fees	1,380
Administration fees — Fund Shares	508
Administration fees — Institutional Shares	735
Administration fees — Adviser Shares	8
Administration fees — Class R6 Shares	3
Sub-Administration fees	18
12b-1 fees — Adviser Shares	13
Custodian fees	60
Transfer agent fees — Fund Shares	399
Transfer agent fees — Institutional Shares	735
Transfer agent fees — Adviser Shares	—	(a)
Transfer agent fees — Class R6 Shares	1
Trustees' fees	49
Compliance fees	6
Interest expense on interfund lending	—	(a)
Legal and audit fees	73
State registration and filing fees	52
Other expenses	88
Total expenses	4,128
Expenses waived/reimbursed by Adviser	(1)
Expenses waived/reimbursed by AMCO	(4)
Net expenses	4,123
Net Investment Income	26,082
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	6,122
Net change in unrealized appreciation/depreciation on investment securities	36,218
Net realized/unrealized gains (losses) on investments	42,340
Change in net assets resulting from operations	$68,422

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

14

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Government Securities Fund
	Year Ended May 31, 2020	Year Ended May 31, 2019
From Investments:
Operations:
Net investment income (loss)	$26,082	$23,271
Net realized gains (losses) from investments	6,122	(457)
Net change in unrealized appreciation/depreciation on investments	36,218	35,278
Change in net assets resulting from operations	68,422	58,092
Distributions to Shareholders:
Fund Shares	(8,215)	(7,783)
Institutional Shares	(18,360)	(15,121)
Adviser Shares	(108)	(103)
Class R6 Shares	(169)	(158)
Change in net assets resulting from distributions to shareholders	(26,852)	(23,165)
Change in net assets resulting from capital transactions	(107,815)	450,985
Capital contribution from USAA Transfer Agency Company	—	1
Change in net assets	(66,245)	485,913
Net Assets:
Beginning of period	1,081,823	595,910
End of period	$1,015,578	$1,081,823
Capital Transactions:
Fund Shares
Proceeds from shares issued	$94,729	$36,701
Distributions reinvested	7,575	7,207
Cost of shares redeemed	(79,266)	(58,880)
Total Fund Shares	$23,038	$(14,972)
Institutional Shares
Proceeds from shares issued	$34,931	$474,117
Distributions reinvested	18,170	15,202
Cost of shares redeemed	(185,234)	(23,341)
Total Institutional Shares	$(132,133)	$465,978
Adviser Shares
Proceeds from shares issued	$114	$110
Distributions reinvested	4	3
Cost of shares redeemed	(58)	(24)
Total Adviser Shares	$60	$89
Class R6 Shares
Proceeds from shares issued	$1,713	$147
Distributions reinvested	41	35
Cost of shares redeemed	(534)	(292)
Total Class R6 Shares	$1,220	$(110)
Change in net assets resulting from capital transactions	$(107,815)	$450,985

See notes to financial statements.

15

USAA Mutual Funds Trust	Statements of Changes in Net Assets — continued

(Amounts in Thousands)

	USAA Government Securities Fund
	Year Ended May 31, 2020	Year Ended May 31, 2019
Share Transactions:
Fund Shares
Issued	9,416	3,829
Reinvested	756	751
Redeemed	(7,902)	(6,159)
Total Fund Shares	2,270	(1,579)
Institutional Shares
Issued	3,520	49,953
Reinvested	1,814	1,582
Redeemed	(18,326)	(2,450)
Total Institutional Shares	(12,992)	49,085
Adviser Shares
Issued	12	11
Reinvested	— (a)	— (a)
Redeemed	(6)	(2)
Total Adviser Shares	6	9
Class R6 Shares
Issued	169	15
Reinvested	4	4
Redeemed	(53)	(31)
Total Class R6 Shares	120	(12)
Change in Shares	(10,596)	47,503

(a)  Rounds to less than 1 thousand.

See notes to financial statements.

16

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17

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions
USAA Government Securities Fund
Fund Shares
Year Ended May 31, 2020	$9.84	0.24	(d)	0.39	0.63	(0.24)	(0.24)
Year Ended May 31, 2019	$9.55	0.23		0.29	0.52	(0.23)	(0.23)
Year Ended May 31, 2018	$9.86	0.20		(0.31)	(0.11)	(0.20)	(0.20)
Year Ended May 31, 2017	$10.00	0.20		(0.14)	0.06	(0.20)	(0.20)
Year Ended May 31, 2016	$10.04	0.22		(0.04)	0.18	(0.22)	(0.22)
Institutional Shares
Year Ended May 31, 2020	$9.85	0.24	(d)	0.39	0.63	(0.25)	(0.25)
Year Ended May 31, 2019	$9.55	0.24		0.30	0.54	(0.24)	(0.24)
Year Ended May 31, 2018	$9.86	0.21		(0.31)	(0.10)	(0.21)	(0.21)
Year Ended May 31, 2017	$10.00	0.21		(0.14)	0.07	(0.21)	(0.21)
August 7, 2015 (e) through May 31, 2016	$9.94	0.18		0.06	0.24	(0.18)	(0.18)
Adviser Shares
Year Ended May 31, 2020	$9.84	0.20	(d)	0.39	0.59	(0.21)	(0.21)
Year Ended May 31, 2019	$9.54	0.21		0.30	0.51	(0.21)	(0.21)
Year Ended May 31, 2018	$9.85	0.18		(0.31)	(0.13)	(0.18)	(0.18)
Year Ended May 31, 2017	$10.00	0.17		(0.15)	0.02	(0.17)	(0.17)
Year Ended May 31, 2016	$10.04	0.19		(0.04)	0.15	(0.19)	(0.19)
Class R6 Shares
Year Ended May 31, 2020	$9.84	0.24	(d)	0.39	0.63	(0.25)	(0.25)
Year Ended May 31, 2019	$9.55	0.24		0.29	0.53	(0.24)	(0.24)
Year Ended May 31, 2018	$9.85	0.22		(0.30)	(0.08)	(0.22)	(0.22)
December 1, 2016 (e) through May 31, 2017	$9.80	0.11		0.05	0.16	(0.11)	(0.11)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

(e)  Commencement of operations.

(f)  Amount is less than $0.005.

See notes to financial statements.

18

USAA Mutual Funds Trust	Financial Highlights — continued

					Ratios to Average Net Assets			Supplemental Data
	Redemption Fees Added to Beneficial Interests		Net Asset Value, End of Period	Total Return*(a)	Net Expenses^(b)	Net Investment Income (Loss)(b)	Gross Expenses(b)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(c)
USAA Government Securities Fund
Fund Shares
Year Ended May 31, 2020	—		$10.23	6.49%	0.43%	2.36%	0.43%	$364,077	11%
Year Ended May 31, 2019	—		$9.84	5.56%	0.47%	2.42%	0.47%	$328,123	9%
Year Ended May 31, 2018	—		$9.55	(1.09)%	0.48%	2.09%	0.48%	$333,464	15%
Year Ended May 31, 2017	—		$9.86	0.62%	0.48%	2.02%	0.48%	$390,897	18%
Year Ended May 31, 2016	—		$10.00	1.80%	0.51%	2.17%	0.51%	$432,471	14%
Institutional Shares
Year Ended May 31, 2020	—		$10.23	6.45%	0.36%	2.43%	0.36%	$638,299	11%
Year Ended May 31, 2019	—		$9.85	5.76%	0.38%	2.55%	0.38%	$742,233	9%
Year Ended May 31, 2018	—		$9.55	(1.01)%	0.39%	2.18%	0.39%	$251,297	15%
Year Ended May 31, 2017	—		$9.86	0.71%	0.40%	2.12%	0.40%	$133,607	18%
August 7, 2015 (e) through May 31, 2016	—		$10.00	2.39%	0.44%	2.16%	0.44%	$106,692	14%
Adviser Shares
Year Ended May 31, 2020	—		$10.22	6.04%	0.75%	2.03%	0.80%	$5,299	11%
Year Ended May 31, 2019	—		$9.84	5.37%	0.75%	2.14%	0.87%	$5,042	9%
Year Ended May 31, 2018	—	(f)	$9.54	(1.36)%	0.75%	1.82%	0.87%	$4,804	15%
Year Ended May 31, 2017	—		$9.85	0.25%	0.75%	1.76%	0.93%	$6,089	18%
Year Ended May 31, 2016	—		$10.00	1.55%	0.75%	1.93%	0.95%	$5,088	14%
Class R6 Shares
Year Ended May 31, 2020	—		$10.22	6.46%	0.35%	2.43%	0.39%	$7,903	11%
Year Ended May 31, 2019	—		$9.84	5.68%	0.35%	2.54%	0.51%	$6,425	9%
Year Ended May 31, 2018	—		$9.55	(0.87)%	0.35%	2.22%	0.64%	$6,345	15%
December 1, 2016 (e) through May 31, 2017	—		$9.85	1.62%	0.35%	2.22%	1.12%	$5,027	18%

For a Share Outstanding Throughout Each Period

See notes to financial statements.

19

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2020

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Government Securities Fund (the "Fund"). The Fund offers four classes of shares: Fund Shares, Institutional Shares, Adviser Shares and R6 Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services ("SAS"), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings Inc., a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). The Transaction closed on July 1, 2019. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("VCM" or "Adviser"). Effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and Victory Capital Transfer Agency Company replaced SAS as the Fund's transfer agent. In addition, effective on that same date, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to Trust's Board of Trustees (the "Board")oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Investments in open-end investment companies are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers, along with corporate and municipal securities, including short-term investments maturing in 60 days or less, may be valued using evaluated bid or the last sales price to price securities by dealers or an independent pricing service approved by the Board. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Effective July 1, 2019, the valuation methodology applied to certain debt securities changed. Securities that were previously valued at an evaluated mean are now valued at the evaluated bid or the last sales price.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of May 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$34,646	$—	$34,646
Collateralized Mortgage Obligations	—	951	—	951
Municipal Bonds	—	36,266	—	36,266
U.S. Government Agency Mortgages	—	671,695	—	671,695
U.S. Treasury Obligations	—	254,107	—	254,107
Investment Companies	58	—	—	58
Repurchase Agreements	—	15,000	—	15,000
Total	$58	$1,012,665	$—	$1,012,723

For the year ended May 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Investment Companies:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payable for investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage- backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac"), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non- cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At May 31, 2020, the Fund had no securities on loan.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., last four tax years which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, 12b-1 fees and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2020, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$31,810	$58,020	$80,126	$167,783

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

fund-of-funds' annual and semiannual reports may be viewed at usaa.com. As of May 31, 2020, certain fund-of funds owned total outstanding shares of the Fund:

Affiliated USAA Mutual Funds	Ownership %
USAA Cornerstone Conservative Fund	4.1
USAA Target Retirement Income Fund	8.6
USAA Target Retirement 2020 Fund	14.6
USAA Target Retirement 2030 Fund	18.9
USAA Target Retirement 2040 Fund	11.2
USAA Target Retirement 2050 Fund	3.9
USAA Target Retirement 2060 Fund	0.5

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory and Management Fees:

Effective with the Transaction on July 1, 2019, investment advisory services are provided to the Fund by the Adviser, a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.125% of the Fund's average daily net assets. The amount incurred and paid to VCM from July 1, 2019 through May 31, 2020, was $1,246 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

Prior to the Transaction on July 1, 2019, AMCO provided investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, AMCO was responsible for managing the business and affairs of the Fund, and for directly managing day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The investment management fee for the Fund was comprised of a base fee and a performance adjustment. The Fund's base fee was accrued daily and paid monthly at an annualized rate of 0.125% of the Fund's average daily net assets.

Effective with the Transaction on July 1, 2019, no performance adjustments will be made for periods beginning July 1, 2019 through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.

Prior to the Transaction on July 1, 2019, the performance adjustment for each share class was accrued daily and calculated monthly by comparing the Fund's performance to that of the Lipper Intermediate U.S. Government Funds Index. The Lipper Intermediate U.S. Government Funds Index measures the total return performance of funds tracked by Lipper that invest 65% of fund assets in securities issued or guaranteed by the U.S. government, its agency, or its instrumentalities, with dollar-weighted average maturities of five to ten years.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)(a)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Intermediate U.S. Government Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period June 1, 2019 through June 30, 2019, performance adjustments for Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares were $12, $11, $0, and less than $1 thousand, respectively. For the Fund Shares, Institutional Shares, Adviser Shares and R6 Shares, the performance adjustments were less than 0.01% of net assets for all classes. Base fees incurred and paid to AMCO from June 1, 2019 through June 30, 2019, were $111 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

Effective with the Transaction on July 1, 2019, the Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager of managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended May 31, 2020, the Fund had no subadvisers.

Administration and Servicing Fees:

Effective with the Transaction on July 1, 2019, VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15% of average daily net assets for both the Fund Shares and Adviser Shares, 0.10% of average daily net assets of the Institutional Shares, and 0.05% of average daily net assets of the R6 Shares. Amounts incurred from July 1, 2019 through May 31, 2020, are $468, $674, $7, and $3 thousand for Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares, respectively. These amounts are reflected on the Statement of Operations as Administration fees.

Prior to the Transaction on July 1, 2019, AMCO provided certain administration and servicing functions for the Fund. For such services, AMCO received a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets for both the Fund Shares and Adviser Shares, 0.10% of average daily net assets of the Institutional Shares, and 0.05% of average daily net assets of the R6 Shares. Amounts incurred from June 1, 2019 through June 30, 2019 are $40, $61, $1, and less than $1 thousand for Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares, respectively. These amounts are reflected on the Statement of Operations as Administration fees.

Effective with the Transaction on July 1, 2019, the Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensates the Adviser for these services. The amount incurred during the period from July 1, 2019 to May 31, 2020, is reflected on the Statement of Operations as Compliance fees.

Effective with the Transaction on July 1, 2019, Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

to the Funds under the Fund Administration, Servicing, and Accounting Agreement. The amount incurred during the period from July 1, 2019 through May 31, 2020, is reflected on the Statement of Operations as Sub-Administration fees.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund prior to the Transaction on July 1, 2019. The Board approved the reimbursement of a portion of these expenses incurred by AMCO. AMCO did not receive any fees from the Fund for these services.

Transfer Agency Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Transfer Agency, Inc. ("VCTA"), (formerly, USAA Shareholder Account Services ("SAS")), provides transfer agency services to the Fund. VCTA, an affiliate of the Adviser, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' and 0.01% of the R6 Shares' average daily net assets, plus out-of pocket expenses. Amounts incurred and paid to VCTA from July 1, 2019 through May 31, 2020, was $365, $674, less than $1, and $1 thousand for the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares, respectively. Amounts incurred and paid to SAS from June 1, 2019 through June 30, 2019 was $34, $61, less than $1, and less than $1 thousand for the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares, respectively. These amounts are reflected on the Statement of Operations as Transfer Agent fees.

Effective with the Transaction on July 1, 2019, FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distribution and Service 12b-1 Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the Adviser Shares pursuant to a Distribution Agreement between the Distributor and the Trust. Effective on or about June 30, 2020, the Distributor's name will change to Victory Capital Services, Inc. Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of the Adviser Shares. Amounts incurred and paid to the Distributor from July 1, 2019 through May 31, 2020, are $12 thousand and reflected on the Statement of Operations as 12b-1 fees.

Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge.

Prior to the Transaction on July 1, 2019, the Fund adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares paid fees to USAA Investment Management Company ("IMCO"), the distributor, for distribution and shareholder services. IMCO paid all or a portion of such fees to intermediaries that made the Adviser Shares available for investment by their customers. The fee was accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average daily net assets. IMCO also provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and received no fee or other compensation for these services, but may have received 12b-1 fees as described above, with respect to Adviser Shares. Amounts incurred and paid to IMCO from June 1, 2019 through June 30, 2019, were $1 thousand and reflected on the Statement of Operations as 12b-1 fees.

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Other Fees:

Prior to the Transaction on July 1, 2019, State Street Bank and Trust Company served as the Fund's accounting agent and custodian.

Effective July 1, 2019, Citibank, N.A., serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

Effective with the Transaction on July 1, 2019, the Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. Effective July 1, 2019 through May 31, 2020, the expense limit (excluding voluntary waivers) is 0.48%, 0.39%, 0.75% and 0.35% for the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares, respectively.

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of May 31, 2020, the following amounts are available to be repaid to the Adviser (amounts in thousands).

Expires 05/31/2023
$1

The Adviser, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended May 31, 2020.

Prior to the Transaction on July 1, 2019, AMCO agreed, through September 30, 2019, to limit the total annual operating expenses of the Adviser Shares and R6 Shares to 0.75% and 0.35%, respectively, of their average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares and R6 Shares for all expenses in excess of those amounts. Effective with the Transaction on July 1, 2019, these expense limits are no longer in effect and is not available to be recouped by AMCO. For the period June 1, 2019 through June 30, 2019, amounts reimbursed by the Adviser Shares and R6 Shares are reflected on the Statement of Operations as Expenses waived/reimbursed by AMCO.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.

The COVID-19 pandemic, which has spread rapidly across the world, has led and will continue to lead for an unknown period of time to disruptions in local, regional, national and global markets and economies. Among other things, the outbreak has resulted in, and until fully resolved is likely to continue to result in, among other things (1) government imposition of various forms of "stay-at-home" orders and the closing of "non-essential" businesses, resulting in significant disruption to the businesses of many issuers as well as lay-offs of employees; (2) increased requests by issuers of debt instruments for amendments and waivers of agreements to avoid default and increased defaults; (3) volatility and disruption of markets, including greater volatility in pricing and spreads; and (4) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general.

The Fund is subject to the risk that the value of its investments will fluctuate because of changes in interest rates, changes in supply of and demand for fixed-income securities, or other market factors. If interest rates increase, the yield of the Fund may increase and the market value of the Fund's securities may decline, adversely affecting the Fund's NAV and total return. If interest rates decrease, the yield of the Fund may decrease. In addition, the market value of the Fund's securities may increase, which may increase the Fund's NAV and total return. Decisions by the Fed regarding interest rate and monetary policy can have a significant effect on the value of debt securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown.

In addition, market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity of fixed-income securities could hurt the Fund's performance.

The Fund is subject to legislative risk, which is the risk that changes in government policies may affect the value of the investments held by the Fund in ways we cannot anticipate, and that such policies could have an adverse impact on the value of the Fund's investments and the Fund's NAV.

Many debt securities, derivatives and other financial instruments, including some of the Fund's investments, use the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England. In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. The roughly three-year period until the end of 2021 is expected to be

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.

7. Borrowing and Interfund Lending:

Line of Credit:

Effective with the Transaction on July 1, 2019, the Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex could borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under line of credit fees.

Prior to the Transaction on July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation ("CAPCO") terminated. For the period from June 1, 2019 to June 30, 2019, the Fund paid CAPCO facility fees of $2 thousand.

The Fund had no borrowings under either agreement with Citibank or CAPCO during the year ended May 31, 2020.

Interfund Lending:

Effective with the Transaction on July 1, 2019, the Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Funds Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interest expense on Interfund lending. As a Lender, interest earned by the Fund, if any, during the period is reflected on the Statement of Operations under Income on Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended May 31, 2020, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at May 31, 2020	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$19,505	1	0.83%	$19,505

*  For the year ended May 31, 2020, based on the number of days borrowings were outstanding.

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

8. Federal Income Tax Information:

The Fund intends to declare daily and distribute any net investment income monthly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2020. on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended May 31, 2020			Year Ended May 31, 2019
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Total Distributions Paid
$26,305	$547	$26,852	$23,165	$23,165

As of May 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows (amounts in thousands):

Undistributed Long-Term Capital Gains	Distributions Payable	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
$3,285	$(63)	$63,905	$67,127

At May 31, 2020, the Fund had no capital loss carryforwards for federal income tax purposes.

During the tax year ended May 31, 2020, the Fund utilized $2,278 of capital loss carryforwards.

As of May 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$948,818	$65,477	$(1,572)	$63,905

9. Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the 1940 Act. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

USAA Mutual Funds Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital, as the administrator of the LRMP. At an in-person meeting held on February 26, 2020, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

10. Subsequent Events:

The Board of Trustees of USAA Mutual Funds Trust has approved redesignating the Fund's current Adviser Shares as "Class A" shares ("Redesignation"). This change was effective beginning on June 29, 2020.

Class A shares will be available for purchase through financial intermediaries and the Fund will pay ongoing distribution and/or service (12b-1) fees at annual rate of up to 0.25% of the average daily net assets of its Class A shares. In addition, the Transfer Agency fee will convert to an annual basis point rate of 0.10% of daily net assets of its Class A shares from its current flat per account fee. Class A shares will be offered and sold at their public offering price, which is the NAV per share plus any applicable initial sales charge, also referred to as a "front-end sales load." For purchases on or after the Redesignation Date, Class A Shares will be offered and sold with the imposition of a maximum initial sales charge of up to 2.25% of the offering price of the Fund. A contingent deferred sales charge of up to 0.75% may be imposed on redemptions of Class A shares purchased without an initial sales charge if shares are redeemed within 18 months of purchase.

The Redesignation will be made without the imposition of any sales loads, fees, or other charges to Adviser Shares held in shareholder accounts on the Redesignation Date. The Redesignation will not be considered a taxable event for federal income tax purposes.

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Government Securities Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Government Securities Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 27, 2020

32

USAA Mutual Funds Trust	Supplemental Information May 31, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

33

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.

34

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

35

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

36

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

37

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, IMCO (September 2009-April 2014); President, AMCO (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011); Director of USAA Investment Management Company (IMCO) (since 2009); Chairman of Board of IMCO (since 2013); Director of USAA Asset Management Company (AMCO), (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS)(October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013); Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

**  Mr. McNamara and Mr. Brown are "Interested Persons" by reason of their relationships with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

38

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

39

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2019 through May 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/19	Actual Ending Account Value 5/31/20	Hypothetical Ending Account Value 5/31/20	Actual Expenses Paid During Period 12/1/19- 5/31/20*	Hypothetical Expenses Paid During Period 12/1/19- 5/31/20*	Annualized Expense Ratio During Period 12/1/19- 5/31/20
Fund Shares	$1,000.00	$1,043.50	$1,022.90	$2.15	$2.12	0.42%
Institutional Shares	1,000.00	1,043.80	1,023.20	1.84	1.82	0.36%
Adviser Shares	1,000.00	1,041.80	1,021.25	3.83	3.79	0.75%
Class R6 Shares	1,000.00	1,043.90	1,023.25	1.79	1.77	0.35%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 183/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

40

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended May 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2020 (amounts in thousands):

Long-Term Capital Gain Distributions(a)
$547

(a)  Pursuant to Section 852 of the Internal Revenue Code.

41

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*	You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to “opt-out” of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23413-0720

MAY 31, 2020

Annual Report

USAA Growth and Tax Strategy Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about September 8, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about September 8, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Financial Statements
Schedule of Portfolio Investments	9
Statement of Assets and Liabilities	32
Statement of Operations	33
Statements of Changes in Net Assets	34
Financial Highlights	36
Notes to Financial Statements	38
Report of Independent Registered Public Accounting Firm	51
Supplemental Information (Unaudited)	52
Proxy Voting and Portfolio Holdings Information	52
Trustees' and Officers' Information	53
Expense Examples	59
Additional Federal Income Tax Information	60
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

USAA Mutual Funds Trust

1

(Unaudited)

Dear Shareholder,

The previous decade ended with the longest-ever bull market in U.S. equities still intact, even as investors wrestled with issues like softening global economic data, Brexit, and U.S.-China trade relations. In retrospect, those worries seem so pedestrian given what we would soon experience.

A new and unexpected threat—a global pandemic, the novel coronavirus ("COVID-19")—first emerged in Asia and then began spreading globally and throughout the United States during the first quarter of 2020. This unprecedented and unanticipated event not only rendered all existing economic and earnings forecasts moot, but it also roiled stock and bond markets everywhere. Efforts to slow the spread of the virus, though successful to date, also brought the economy to a halt. The historic bull market in stocks ended virtually overnight.

After an initial severe sell-off in March, equity markets recovered sharply. As our annual reporting period drew to a close on May 31, 2020, many of the broad market indexes had recovered and volatility had returned to more palatable levels. In fact, despite all the chaos, the S&P 500® Index, one of the most popular measures of large U.S. stocks, finished the fiscal year (May 31, 2020) at approximately 3,044, which was up more than 10.6% from one year ago.

The market turmoil of early 2020 was not limited to equities. Fixed income volatility spiked when liquidity evaporated in late March as investors struggled to understand the ramifications of stay-at-home orders. Fortunately, the U.S. Federal Reserve (the "Fed") (as well as other global central banks) leapt into action—cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to stabilize markets.

The new lending facilities and programs had their intended effect of improving liquidity and trading. Credit spreads across corporate, high-yield, structured, and municipal markets were coaxed down from their highs. In addition, Congress came through with substantial fiscal stimulus that also was applauded by investors and markets. Although fixed income markets regained their footing, the yield on 10-Year Treasurys, a benchmark for low-risk investments, declined steadily during our fiscal year—from 2.14% at the beginning of our reporting period to approximately 0.65% as of May 31, 2020. This suggests that investors remain a little wary.

While the past year has been unprecedented for all of us, both personally and professionally, our portfolio managers continue to scrutinize the financial markets, economic conditions, and the trajectory of the pandemic, which will likely be the guiding factor on Fed policy and the markets.

No matter what happens in the near term, we believe that the massive monetary and fiscal policies introduced earlier this year will have longer-term ramifications. Despite this uncertainty, it's important to remain focused on your long-term investment goals and avoid making emotional decisions. If you invest with us directly, our Member Service Representatives are available to help. Call us at (800) 539-3863 or visit our website at vcm.com.

2

From all of us here at USAA Mutual Funds, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

3

USAA Mutual Funds Trust

USAA Growth and Tax Strategy Fund

Managers' Commentary

(Unaudited)

USAA Investments, A Victory Capital Investment Franchise

John C. Bonnell, CFA
Regina G. Conklin, CPA, CFA
Andrew R. Hattman, CFA, CAIA

Victory Solutions

Mannik S. Dhillon, CFA, CAIA
Wasif A. Latif

Northern Trust Investments, Inc.

Jacob C. Weaver, CFA
Mary Lukic

•  What were the market conditions during the reporting period?

While tax-exempt bonds generated positive returns in the aggregate during the reporting period ended May 31, 2020, market conditions changed dramatically during this period. The first nine months of the reporting period were characterized by declining yields on AAA tax-exempt securities, tightening credit spreads (yield differentials between municipal bonds with similar maturities but different credit ratings), record setting inflows into tax-exempt mutual funds, and very strong demand for new issuance of tax-exempt securities. In short, investor demand for tax-exempt securities seemed insatiable. The market conditions abruptly changed in March 2020 in response to the novel corona virus ("COVID-19") outbreak and associated measures to curb the spread of the virus, which caused a drastic slowdown in the U.S. economy. Yields on AAA tax-exempt securities spiked, credit spreads increased dramatically, and tax-exempt mutual funds saw back-to-back weeks of record setting outflows. In this profoundly different market environment, the new issue market basically shut down as liquidity in the market (with the exception of contractual liquidity on variable rate demand notes) disappeared. April and May saw the tax-exempt bond market slowly regain its footing, helped by government intervention that included aid for municipal borrowers as well as a pledge to provide borrowing support, if needed. By the end of the reporting period, the new issue market was once again met with strong investor demand and tax-exempt mutual funds were reporting inflows. Yields on high quality municipal bonds dropped considerably, but credit spreads remain relatively high compared to the period before the disruption that began in March.

•  How did the USAA Growth and Tax Strategy Fund (the "Fund") perform during the reporting period?

The Fund had a total return of 6.25% for the reporting period ended May 31, 2020. This compares to a total return of 12.84% for the S&P 500® Index (the Index), 3.98% for the Bloomberg Barclays Municipal Bond Index, and 5.49% for the Composite Index.

4

USAA Mutual Funds Trust

USAA Growth and Tax Strategy Fund (continued)

Managers' Commentary (continued)

Victory Capital Management, Inc. ("VCM") is the Fund's investment adviser. As the investment adviser, VCM employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Northern Trust Investments, Inc. (NTI) is a subadviser to the Fund. The investment adviser and the subadviser each provide day-to-day discretionary management for a portion of the Fund's assets.

•  How did the municipal bond portion of the Fund perform?

The municipal bond portion of the Fund performed as we would expect during this period with March-April credit widening detracting from performance. In keeping with our investment approach, we continued to focus on income generation. Income distributions and the compounding of that income, not price appreciation, account for most of the long-term total return of the municipal bond portion of the Fund. Because of this income orientation, the municipal bond portion has a higher allocation to BBB and A rated categories compared to the benchmark. While this higher allocation detracted from performance during the reporting period, we believe it will serve our shareholders well in the long term. As always, we maintained our commitment to independent credit research. We sought to identify attractive investment opportunities using fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Working with our in-house team of credit analysts, we selected investments on a bond-by-bond basis. We use credit research as we seek both to recognize relative value and avoid potential pitfalls which is especially important in turbulent times like the ones we witnessed during this reporting period. The municipal bond portion of the Fund remains well diversified and we avoid municipal bonds subject to the federal alternative minimum tax for individuals.

•  How did the equity portion of the Fund perform?

The equity portion of the Fund through May 31st, 2020 produced a positive return of 12.80%, similar to the return of the Index. The relative strength or weakness of certain sectors in the Index did not have an outsized impact on the equity portion of the Fund as its sector exposures are similar to those of the Index. In keeping with our investment approach, we sought to limit both short-term and long-term capital gains. More specifically, we kept realized capital gains down by limiting the sale of securities that had increased in value and realizing capital losses on securities that had decreased in value. In addition, our investment process continued to manage the "active risk" (the risk that the equity portion of the Fund will not perform in line with the Index because of our efforts to achieve tax efficiency) in the portfolio. The increased market volatility in early 2020 provided ample opportunities to realize capital losses, which help us manage the capital gains distributions of the Fund. The equity portion of the Fund also continued to receive dividend income from its stock holdings. Because of the solid dividend growth of Index-listed companies, it maintained a dividend yield similar to prior periods.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Growth and Tax Strategy Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended May 31, 2020

INCEPTION DATE	1/11/89
	Net Asset Value	S&P 500 Index[1]	Bloomberg Barclays Municipal Bond Index[2]	Composite Index[1,2,3]	Lipper Composite Index[4]
One Year	6.25%	12.84%	3.98%	8.41%	5.49%
Five Year	6.26%	9.85%	3.74%	6.79%	5.83%
Ten Year	8.17%	13.14%	4.13%	8.64%	7.86%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Growth and Tax Strategy Fund — Growth of $10,000

1 The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

2 The unmanaged Bloomberg Barclays Municipal Bond Index is a benchmark of total return performance for the long-term, investment-grade, tax-exempt bond market.

3 The Composite Index is comprised of 50% of the S&P 500 Index and 50% of the Bloomberg Barclays Municipal Bond Index.

4 The Lipper Composite Index is comprised of 51% of the Lipper General & Insured Municipal Debt Funds Index and 49% of the Lipper Large-Cap Core Funds Index. The unmanaged Lipper General & Municipal Debt Funds Index tracks the total return performance of the funds within this same category. The unmanaged Lipper Large-Cap Core Funds Index tracks the total return performance of the funds within this same category.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	May 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

The Fund's investment objective is to seek a conservative balance for the investor between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.

Top 10 Sectors

May 31, 2020

(% of Net Assets)

Information Technology	12.1%
Health Care	7.0%
Communication Services	5.1%
Consumer Discretionary	4.9%
Financials	4.9%
Industrials	3.7%
Consumer Staples	3.3%
Utilities	1.5%
Energy	1.4%
Real Estate	1.3%

Top 5 Tax-Exempt Bonds

May 31, 2020

(% of Net Assets)

Port of Port Arthur Navigation District Revenue	2.4%
Illinois Finance Authority Revenue	1.8%
Massachusetts Development Finance Agency Revenue	1.7%
New Jersey Economic Development Authority Revenue	1.2%
San Francisco City Housing Revenue, 1500 Mission Street Apts.	0.8%

Top 5 Blue Chip Stocks

May 31, 2020

(% of Net Assets)

Microsoft Corp.	2.6%
Apple, Inc.	2.5%
Amazon.com, Inc.	1.9%
Facebook, Inc. Class A	1.0%
Alphabet, Inc. Class C	0.8%

Refer to the Schedule of Portfolio of Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund (continued)	May 31, 2020

Asset Allocation*:

May 31, 2020

(% of Net Assets)

*  Does not include money market instruments, futures and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

8

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (46.4%)
Blue Chip Stocks (46.4%):
Communication Services (5.1%):
Activision Blizzard, Inc.	9,016	$649
Alphabet, Inc. Class A (a)	3,201	4,589
Alphabet, Inc. Class C (a)	3,266	4,667
AT&T, Inc.	79,523	2,454
CenturyLink, Inc.	11,256	111
Charter Communications, Inc. Class A (a)	1,764	960
Comcast Corp. Class A	49,729	1,969
Discovery, Inc. Class A (a)	1,428	31
Discovery, Inc. Class C (a)	1,172	23
DISH Network Corp. Class A (a)	2,685	85
Electronic Arts, Inc. (a)	3,504	430
Facebook, Inc. Class A (a)	25,806	5,809
Fox Corp. Class A	3,545	103
Fox Corp. Class B	2,036	59
Live Nation Entertainment, Inc. (a) (b)	1,845	91
Netflix, Inc. (a)	4,910	2,061
News Corp. Class A	2,721	33
Omnicom Group, Inc.	2,738	150
Take-Two Interactive Software, Inc. (a)	1,508	205
The Interpublic Group of Cos., Inc.	2,760	47
The Walt Disney Co.	19,621	2,301
T-Mobile U.S., Inc. (a)	3,497	350
Twitter, Inc. (a) (b)	8,577	266
Verizon Communications, Inc.	45,085	2,587
ViacomCBS, Inc. Class B (b)	5,699	118
		30,148
Consumer Discretionary (4.9%):
Advance Auto Parts, Inc.	867	121
Amazon.com, Inc. (a)	4,538	11,083
Aptiv PLC	2,948	222
AutoZone, Inc. (a)	255	293
Best Buy Co., Inc.	2,415	189
Booking Holdings, Inc. (a)	471	772
BorgWarner, Inc.	1,420	46
Capri Holdings Ltd. (a)	1,926	29
CarMax, Inc. (a) (b)	2,090	184
Carnival Corp. (b)	2,980	47
Chipotle Mexican Grill, Inc. (a) (b)	325	326
D.R. Horton, Inc.	3,224	178
Darden Restaurants, Inc.	1,633	125
Delphi Technologies PLC (a)	1	—	(c)
Dollar General Corp.	2,615	501
Dollar Tree, Inc. (a)	3,101	303
Domino's Pizza, Inc.	278	107
eBay, Inc.	9,005	410
Expedia Group, Inc. (b)	1,583	126
Ford Motor Co.	48,980	280

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Garmin Ltd.	1,580	$142
General Motors Co. Class C	13,707	355
Genuine Parts Co.	1,110	93
H&R Block, Inc.	1,670	28
Hanesbrands, Inc.	4,535	45
Harley-Davidson, Inc. (b)	1,559	33
Hasbro, Inc.	1,600	118
Hilton Worldwide Holdings, Inc. (b)	2,260	179
Kohl's Corp. (d)	1,406	27
L Brands, Inc.	1,450	23
Las Vegas Sands Corp. (d)	3,772	181
Leggett & Platt, Inc.	859	26
Lennar Corp. Class A	3,093	187
Lennar Corp. Class B	1	—	(c)
LKQ Corp. (a)	3,837	105
Lowe's Cos., Inc.	8,086	1,054
Marriott International, Inc. Class A (b)	3,413	302
McDonald's Corp.	7,730	1,440
MGM Resorts International	6,448	111
Mohawk Industries, Inc. (a)	618	58
Newell Brands, Inc.	2,180	29
Nike, Inc. Class B	14,322	1,412
Nordstrom, Inc.	1,027	17
Norwegian Cruise Line Holdings Ltd. (a)	2,676	42
NVR, Inc. (a)	38	122
O'Reilly Automotive, Inc. (a)	961	401
PulteGroup, Inc.	2,649	90
PVH Corp.	928	42
Ralph Lauren Corp.	657	50
Ross Stores, Inc.	3,683	357
Royal Caribbean Cruises Ltd.	2,155	112
Starbucks Corp.	13,706	1,069
Tapestry, Inc.	420	6
Target Corp. (d)	5,924	725
The Home Depot, Inc.	11,626	2,889
The TJX Cos., Inc.	12,486	659
Tiffany & Co.	1,361	174
Tractor Supply Co.	1,578	193
Ulta Beauty, Inc. (a)	550	134
Under Armour, Inc. Class C (a)	2,448	19
VF Corp.	4,105	230
Whirlpool Corp. (b)	792	96
Wynn Resorts Ltd.	1,053	88
Yum! Brands, Inc.	3,843	345
		29,150
Consumer Staples (3.3%):
Altria Group, Inc.	17,140	669
Archer-Daniels-Midland Co.	4,489	176
Brown-Forman Corp. Class B	2,315	153
Campbell Soup Co.	2,319	118
See notes to financial statements.

10

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Church & Dwight Co., Inc.	3,119	$234
Colgate-Palmolive Co.	9,374	678
Conagra Brands, Inc.	6,489	226
Constellation Brands, Inc. Class A	1,572	271
Costco Wholesale Corp.	4,892	1,509
General Mills, Inc.	6,777	427
Hormel Foods Corp. (b)	2,891	141
Kellogg Co.	2,529	165
Kimberly-Clark Corp.	3,787	536
Lamb Weston Holdings, Inc.	1,591	96
McCormick & Co., Inc.	1,570	275
Molson Coors Beverage Co. Class B	2,362	90
Mondelez International, Inc. Class A	16,937	883
Monster Beverage Corp. (a)	4,648	334
PepsiCo, Inc. (b)	15,179	1,997
Philip Morris International, Inc.	16,961	1,244
Sysco Corp.	5,774	319
The Clorox Co.	1,652	341
The Coca-Cola Co.	41,977	1,960
The Estee Lauder Cos., Inc. Class A	2,575	508
The Hershey Co.	1,885	256
The J.M. Smucker Co.	1,064	121
The Kraft Heinz Co.	6,811	208
The Kroger Co.	8,771	286
The Procter & Gamble Co.	26,798	3,106
Tyson Foods, Inc. Class A	3,309	203
Walgreens Boots Alliance, Inc.	6,234	268
Walmart, Inc.	15,331	1,902
		19,700
Energy (1.4%):
Apache Corp. (b)	4,708	51
Baker Hughes Co.	8,513	141
Cabot Oil & Gas Corp.	5,589	111
Chevron Corp.	21,969	2,015
Concho Resources, Inc.	2,521	137
ConocoPhillips	13,598	574
Devon Energy Corp. (b)	4,845	52
Diamondback Energy, Inc.	2,111	90
EOG Resources, Inc.	5,644	288
Exxon Mobil Corp.	36,021	1,638
Halliburton Co.	9,010	106
Hess Corp.	2,347	111
HollyFrontier Corp.	1,867	59
Kinder Morgan, Inc.	21,852	345
Marathon Oil Corp.	10,479	56
Marathon Petroleum Corp.	7,393	260
National Oilwell Varco, Inc.	4,837	60
Noble Energy, Inc.	6,016	52
Occidental Petroleum Corp.	7,620	99
ONEOK, Inc. (b)	5,171	190

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Phillips 66	5,562	$435
Pioneer Natural Resources Co.	1,847	169
Schlumberger Ltd.	18,134	335
TechnipFMC PLC	5,504	41
The Williams Cos., Inc.	15,877	324
Valero Energy Corp.	4,476	298
		8,037
Financials (4.9%):
Aflac, Inc.	9,189	335
American Express Co. (b)	7,305	695
American International Group, Inc.	9,061	272
Ameriprise Financial, Inc.	1,259	176
Aon PLC Class A	2,698	531
Arthur J. Gallagher & Co.	2,370	223
Bank of America Corp.	89,376	2,156
Berkshire Hathaway, Inc. Class B (a)	21,324	3,957
BlackRock, Inc. Class A	1,662	879
Capital One Financial Corp.	4,854	330
Cboe Global Markets, Inc.	1,409	150
Chubb Ltd.	5,155	629
Cincinnati Financial Corp. (b)	970	57
Citigroup, Inc.	26,026	1,247
Citizens Financial Group, Inc. (b)	5,450	131
CME Group, Inc.	3,901	712
Comerica, Inc. (b)	1,808	66
Discover Financial Services	3,983	189
E*TRADE Financial Corp.	3,084	140
Everest Re Group Ltd.	511	101
Fifth Third Bancorp	8,885	172
Franklin Resources, Inc. (b)	3,497	66
Huntington Bancshares, Inc.	12,948	115
Intercontinental Exchange, Inc.	5,711	555
JPMorgan Chase & Co.	35,526	3,457
KeyCorp	12,331	146
Lincoln National Corp. (b)	2,487	94
Loews Corp. (b)	2,091	70
M&T Bank Corp.	660	70
MarketAxess Holdings, Inc.	414	211
Marsh & McLennan Cos., Inc.	5,030	533
MetLife, Inc.	9,800	353
Moody's Corp.	1,624	434
Morgan Stanley	12,754	564
MSCI, Inc.	992	326
Nasdaq, Inc.	1,159	137
Northern Trust Corp. (b) (e)	1,948	154
People's United Financial, Inc.	5,567	64
Principal Financial Group, Inc. (b)	3,248	125
Prudential Financial, Inc.	4,170	254
Raymond James Financial, Inc.	1,547	107
Regions Financial Corp.	12,093	137

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
S&P Global, Inc.	2,912	$947
State Street Corp. (b)	4,122	251
SVB Financial Group (a)	645	139
Synchrony Financial	7,065	144
T. Rowe Price Group, Inc.	2,905	351
The Allstate Corp.	3,329	326
The Bank of New York Mellon Corp. (b)	6,973	259
The Charles Schwab Corp.	12,464	448
The Goldman Sachs Group, Inc.	3,261	641
The Hartford Financial Services Group, Inc.	4,519	173
The PNC Financial Services Group, Inc.	5,395	615
The Progressive Corp.	6,394	497
The Travelers Cos., Inc.	3,045	326
Truist Financial Corp.	14,396	530
U.S. Bancorp	17,818	634
Unum Group	2,620	40
W.R. Berkley Corp. (b)	1,826	106
Wells Fargo & Co.	35,615	943
Willis Towers Watson PLC	1,633	331
Zions Bancorp NA	1,440	47
		28,868
Health Care (7.0%):
Abbott Laboratories	18,379	1,745
AbbVie, Inc.	19,278	1,786
ABIOMED, Inc. (a)	568	127
Agilent Technologies, Inc.	4,127	364
Alexion Pharmaceuticals, Inc. (a)	2,421	290
Align Technology, Inc. (a)	809	199
AmerisourceBergen Corp.	1,410	134
Amgen, Inc.	6,499	1,493
Anthem, Inc.	2,760	812
Baxter International, Inc.	5,585	503
Becton Dickinson & Co.	2,959	731
Biogen, Inc. (a)	2,097	644
Boston Scientific Corp. (a)	13,776	523
Bristol-Myers Squibb Co.	25,647	1,532
Cardinal Health, Inc.	3,662	200
Centene Corp. (a)	6,386	423
Cerner Corp. (b)	3,437	251
Cigna Corp.	4,126	814
CVS Health Corp.	14,239	934
Danaher Corp.	6,992	1,165
DaVita, Inc. (a)	1,271	103
DENTSPLY SIRONA, Inc.	2,789	130
DexCom, Inc. (a)	900	340
Edwards Lifesciences Corp. (a)	2,050	461
Eli Lilly & Co.	9,241	1,413
Gilead Sciences, Inc. (d)	13,838	1,077
HCA Healthcare, Inc.	2,781	297
Henry Schein, Inc. (a) (b)	1,136	69

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Hologic, Inc. (a)	2,574	$136
Humana, Inc.	1,448	595
IDEXX Laboratories, Inc. (a)	1,090	337
Illumina, Inc. (a)	1,608	584
Incyte Pharmaceuticals, Inc. (a)	2,342	239
Intuitive Surgical, Inc. (a)	1,115	647
IQVIA Holdings, Inc. (a)	1,574	235
Johnson & Johnson (d)	28,785	4,282
Laboratory Corp. of America Holdings (a)	738	129
McKesson Corp.	1,766	280
Medtronic PLC	14,660	1,445
Merck & Co., Inc.	27,754	2,240
Mettler-Toledo International, Inc. (a)	250	199
Mylan NV (a)	6,470	110
PerkinElmer, Inc.	1,398	140
Perrigo Co. PLC	1,463	80
Pfizer, Inc.	60,960	2,328
Quest Diagnostics, Inc.	1,359	161
Regeneron Pharmaceuticals, Inc. (a)	873	535
ResMed, Inc.	1,423	229
STERIS PLC	1,110	184
Stryker Corp.	3,521	689
Teleflex, Inc.	536	194
The Cooper Cos., Inc.	549	174
Thermo Fisher Scientific, Inc.	4,383	1,531
UnitedHealth Group, Inc.	10,362	3,159
Universal Health Services, Inc. Class B	617	65
Varian Medical Systems, Inc. (a)	1,190	144
Vertex Pharmaceuticals, Inc. (a)	2,828	814
Waters Corp. (a)	690	138
West Pharmaceutical Services, Inc.	438	95
Zimmer Biomet Holdings, Inc. (b)	2,069	261
Zoetis, Inc.	4,796	669
		41,608
Industrials (3.7%):
3M Co.	7,372	1,153
Alaska Air Group, Inc.	1,550	53
Allegion PLC	880	88
American Airlines Group, Inc. (b)	4,888	51
AMETEK, Inc.	2,905	266
AO Smith Corp.	1,795	85
C.H. Robinson Worldwide, Inc. (b)	1,815	147
Carrier Global Corp. (a)	8,626	177
Caterpillar, Inc.	6,025	724
Cintas Corp.	1,066	264
Copart, Inc. (a)	2,286	204
CSX Corp.	8,013	574
Cummins, Inc.	1,364	231
Deere & Co.	3,919	596
Delta Air Lines, Inc.	7,217	182

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Dover Corp.	1,832	$178
Eaton Corp. PLC	4,316	366
Emerson Electric Co.	5,920	361
Equifax, Inc. (b)	1,407	216
Expeditors International of Washington, Inc.	1,610	123
Fastenal Co.	7,647	315
FedEx Corp.	2,126	278
Flowserve Corp.	1,210	32
Fortive Corp.	2,506	153
Fortune Brands Home & Security, Inc.	1,743	106
General Dynamics Corp.	2,532	372
General Electric Co.	82,865	544
Honeywell International, Inc.	7,793	1,137
Howmet Aerospace, Inc. (a)	4,857	64
Huntington Ingalls Industries, Inc.	499	100
IDEX Corp.	757	121
IHS Markit Ltd.	3,349	233
Illinois Tool Works, Inc.	3,212	554
Ingersoll Rand, Inc. (a) (b) (d)	4,167	117
Jacobs Engineering Group, Inc.	1,348	113
JB Hunt Transport Services, Inc.	1,116	134
Johnson Controls International PLC	8,409	264
Kansas City Southern	1,279	192
L3Harris Technologies, Inc.	2,253	449
Lockheed Martin Corp.	2,705	1,051
Masco Corp.	3,700	173
Nielsen Holdings PLC	4,460	62
Norfolk Southern Corp.	2,880	513
Northrop Grumman Corp.	1,594	534
Old Dominion Freight Line, Inc.	1,278	219
Otis Worldwide Corp.	3,383	178
PACCAR, Inc.	4,366	322
Parker-Hannifin Corp.	1,448	261
Pentair PLC	909	36
Quanta Services, Inc.	1,704	63
Raytheon Technologies Corp.	15,187	980
Republic Services, Inc. (d)	2,497	213
Robert Half International, Inc.	1,284	65
Rockwell Automation, Inc.	1,436	310
Rollins, Inc.	1,930	81
Roper Technologies, Inc.	1,322	521
Southwest Airlines Co.	4,959	159
Stanley Black & Decker, Inc.	1,786	224
Textron, Inc. (b)	2,070	64
The Boeing Co.	5,849	853
Trane Technologies PLC	2,877	260
TransDigm Group, Inc.	632	268
Union Pacific Corp.	7,559	1,284
United Airlines Holdings, Inc. (a)	3,124	88
United Parcel Service, Inc. Class B	7,664	764

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
United Rentals, Inc. (a)	947	$132
Verisk Analytics, Inc.	1,865	322
Wabtec Corp.	1,745	107
Waste Management, Inc.	3,869	413
WW Grainger, Inc.	582	180
Xylem, Inc.	1,548	103
		22,120
Information Technology (12.1%):
Accenture PLC Class A	7,653	1,543
Adobe, Inc. (a)	5,295	2,047
Advanced Micro Devices, Inc. (a)	13,725	738
Akamai Technologies, Inc. (a)	1,627	172
Alliance Data Systems Corp.	516	24
Amphenol Corp. Class A	3,244	313
Analog Devices, Inc.	4,155	469
ANSYS, Inc. (a)	1,058	299
Apple, Inc.	45,848	14,577
Applied Materials, Inc.	11,152	627
Arista Networks, Inc. (a)	724	169
Autodesk, Inc. (a)	2,558	538
Automatic Data Processing, Inc.	4,365	639
Broadcom, Inc.	4,130	1,203
Broadridge Financial Solutions, Inc.	1,502	182
Cadence Design Systems, Inc. (a)	2,583	236
CDW Corp.	1,572	174
Cisco Systems, Inc.	46,400	2,219
Citrix Systems, Inc.	1,327	197
Cognizant Technology Solutions Corp. Class A	5,526	293
Corning, Inc.	8,056	184
DXC Technology Co.	2,701	38
F5 Networks, Inc. (a)	811	118
Fidelity National Information Services, Inc.	6,160	855
Fiserv, Inc. (a)	6,247	667
FleetCor Technologies, Inc. (a)	1,103	269
FLIR Systems, Inc.	1,385	64
Fortinet, Inc. (a)	1,647	229
Gartner, Inc. (a)	1,126	137
Global Payments, Inc.	3,409	612
Hewlett Packard Enterprises Co.	14,301	139
HP, Inc.	15,371	233
Intel Corp.	48,424	3,047
International Business Machines Corp.	8,532	1,066
Intuit, Inc.	2,547	739
IPG Photonics Corp. (a)	466	72
Jack Henry & Associates, Inc.	769	139
Juniper Networks, Inc.	4,493	109
Keysight Technologies, Inc. (a)	2,383	258
KLA Corp.	1,555	274
Lam Research Corp.	1,595	437
Leidos Holdings, Inc.	1,455	153

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Mastercard, Inc. Class A	9,272	$2,790
Maxim Integrated Products, Inc.	2,767	160
Microchip Technology, Inc. (b)	2,122	204
Micron Technology, Inc. (a)	12,129	581
Microsoft Corp. (d)	83,257	15,257
Motorola Solutions, Inc.	1,577	213
NetApp, Inc.	2,488	111
NortonLifeLock, Inc.	4,853	111
NVIDIA Corp.	6,713	2,383
Oracle Corp.	25,234	1,357
Paychex, Inc.	3,191	231
Paycom Software, Inc. (a)	617	183
PayPal Holdings, Inc. (a)	12,173	1,887
Qorvo, Inc. (a)	1,188	124
QUALCOMM, Inc.	13,436	1,087
Salesforce.com, Inc. (a)	9,034	1,579
Seagate Technology PLC	2,345	124
ServiceNow, Inc. (a) (d)	2,007	779
Skyworks Solutions, Inc.	1,864	221
Synopsys, Inc. (a)	1,398	253
TE Connectivity Ltd.	3,470	282
Texas Instruments, Inc.	8,950	1,063
The Western Union Co.	3,055	61
VeriSign, Inc. (a)	1,070	234
Visa, Inc. Class A (b)	18,637	3,639
Western Digital Corp. (b)	2,709	120
Xerox Holdings Corp. (b)	1,220	19
Xilinx, Inc.	3,446	317
Zebra Technologies Corp. (a)	706	184
		72,052
Materials (1.2%):
Air Products & Chemicals, Inc.	2,193	530
Albemarle Corp. (b)	1,394	107
Amcor PLC (b)	20,282	207
Arconic Corp. (a)	113	2
Avery Dennison Corp.	906	100
Ball Corp.	3,726	266
Celanese Corp.	1,536	138
CF Industries Holdings, Inc.	2,763	81
Corteva, Inc.	8,159	223
Dow, Inc.	9,283	358
DuPont de Nemours, Inc.	8,076	410
Eastman Chemical Co.	1,781	121
Ecolab, Inc.	2,743	583
FMC Corp.	1,542	152
Freeport-McMoRan, Inc.	12,339	112
International Flavors & Fragrances, Inc.	1,398	186
International Paper Co.	4,916	167
Linde PLC	5,503	1,114
LyondellBasell Industries NV Class A	3,229	206

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Martin Marietta Materials, Inc.	721	$139
Newmont Corp.	9,032	528
Nucor Corp.	3,801	161
Packaging Corp. of America	1,262	128
PPG Industries, Inc.	2,394	243
Sealed Air Corp.	1,340	43
The Mosaic Co.	4,580	55
The Sherwin-Williams Co.	964	572
Vulcan Materials Co. (b)	1,110	120
Westrock Co. (b)	1,335	37
		7,089
Real Estate (1.3%):
Alexandria Real Estate Equities, Inc.	1,101	169
American Tower Corp.	4,845	1,251
Apartment Investment & Management Co.	1,867	69
AvalonBay Communities, Inc.	1,046	163
Boston Properties, Inc.	1,803	155
CBRE Group, Inc. Class A (a)	3,167	139
Crown Castle International Corp.	5,001	861
Digital Realty Trust, Inc.	2,875	413
Duke Realty Corp.	4,814	166
Equinix, Inc.	1,002	699
Equity Residential	2,994	181
Essex Property Trust, Inc.	612	149
Extra Space Storage, Inc.	1,147	111
Federal Realty Investment Trust (b)	884	71
Healthpeak Properties, Inc.	2,973	73
Host Hotels & Resorts, Inc.	8,991	107
Iron Mountain, Inc. (b)	3,600	93
Kimco Realty Corp.	5,294	59
Mid-America Apartment Communities, Inc.	1,273	148
Prologis, Inc.	9,667	884
Public Storage (b)	1,883	382
Realty Income Corp.	3,322	184
Regency Centers Corp.	2,100	90
SBA Communications Corp.	1,391	437
Simon Property Group, Inc.	3,132	181
UDR, Inc.	2,624	97
Ventas, Inc.	4,666	163
Vornado Realty Trust (b)	1,992	72
Welltower, Inc.	3,102	157
Weyerhaeuser Co.	9,341	189
		7,913
Utilities (1.5%):
AES Corp. (b)	6,122	76
Alliant Energy Corp.	3,054	151
Ameren Corp.	2,468	184
American Electric Power Co., Inc. (d)	4,911	419
American Water Works Co., Inc.	2,297	292

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Atmos Energy Corp.	1,302	$134
CenterPoint Energy, Inc.	6,318	112
CMS Energy Corp.	3,607	211
Consolidated Edison, Inc. (d)	2,789	209
Dominion Energy, Inc.	8,668	737
DTE Energy Co.	1,653	178
Duke Energy Corp. (d)	7,948	681
Edison International	3,254	189
Entergy Corp.	2,505	255
Evergy, Inc. (b) (d)	3,068	189
Eversource Energy (b) (d)	3,443	288
Exelon Corp.	11,459	439
FirstEnergy Corp.	5,569	235
NextEra Energy, Inc. (d)	4,818	1,231
NRG Energy, Inc. (b)	2,789	101
Pinnacle West Capital Corp.	1,380	107
PPL Corp.	8,145	228
Public Service Enterprise Group, Inc. (b)	6,361	325
Sempra Energy	3,073	388
The Southern Co. (d)	12,049	688
WEC Energy Group, Inc. (d)	4,007	368
Xcel Energy, Inc. (b) (d)	6,662	433
		8,848
Total Common Stocks (Cost $126,249)		275,533
Municipal Bonds (52.2%)
Alabama (0.2%):
The Lower Alabama Gas District Revenue, Series A, 5.00%, 9/1/46	$1,000	1,301
Arizona (1.3%):
Arizona IDA Revenue, 5.00%, 7/1/47, Continuously Callable @100	1,000	1,172
City of Phoenix IDA Revenue, 5.00%, 7/1/46, Continuously Callable @100	1,300	1,358
Maricopa County IDA Revenue Series A, 5.00%, 9/1/42, Continuously Callable @100	500	574
Series A, 5.00%, 7/1/49, Continuously Callable @100	1,000	1,111
Series A, 5.00%, 7/1/54, Continuously Callable @100	1,275	1,413
Pima County IDA Revenue, 5.00%, 6/15/47, Continuously Callable @100 (f)	1,000	949
Student & Academic Services LLC Revenue, 5.00%, 6/1/44, Continuously Callable @100	1,000	1,146
		7,723
Arkansas (0.2%):
Arkansas Development Finance Authority Revenue, 4.00%, 12/1/44, Continuously Callable @100	1,000	1,063
California (3.1%):
California Statewide Communities Development Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 11/15/49, Continuously Callable @100	1,000	1,137
San Francisco City Housing Revenue, 1500 Mission Street Apts., Series E (LIQ — Deutsche Bank A.G.), Series DBE-8038, 4.90%, 12/1/52, Callable 12/1/20 @ 100 (f) (g)	4,650	4,650

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Jurupa Public Financing Authority Special Tax, Series A, 5.00%, 9/1/42, Continuously Callable @100	$1,200	$1,276
Monterey Peninsula Unified School District, GO (INS — Assured Guaranty Municipal Corp.), Series A, 5.50%, 8/1/34, Pre-refunded 8/1/21 @ 100	2,000	2,125
State of California, GO 5.00%, 2/1/43, Continuously Callable @100	1,000	1,102
5.00%, 8/1/45, Continuously Callable @100	1,000	1,167
Sutter Butte Flood Agency Special Assessment (INS — Build America Mutual Assurance Co.), 5.00%, 10/1/40, Continuously Callable @100	1,000	1,135
Twin Rivers Unified School District, GO (INS — Build America Mutual Assurance Co.), Series A, 5.00%, 8/1/40, Pre-refunded 2/1/24 @ 100	1,500	1,699
Val Verde Unified School District, GO (INS — Build America Mutual Assurance Co.), Series B, 5.00%, 8/1/44, Continuously Callable @100	1,000	1,148
West Contra Costa Unified School District, GO (INS — National Public Finance Guarantee Corp.), 8/1/34 (h)	4,435	3,158
		18,597
Colorado (2.0%):
Colorado Educational & Cultural Facilities Authority Revenue 5.00%, 12/1/38, Continuously Callable @100	1,000	1,168
5.00%, 4/1/48, Continuously Callable @100	710	814
Colorado Health Facilities Authority Revenue 5.00%, 12/1/42, Pre-refunded 6/1/22 @ 100	1,000	1,096
5.00%, 6/1/45, Pre-refunded 6/1/25 @ 100	1,000	1,226
Denver Convention Center Hotel Authority Revenue, 5.00%, 12/1/40, Continuously Callable @100	1,000	1,024
Denver Health & Hospital Authority Certificate of Participation, 5.00%, 12/1/48, Continuously Callable @100	1,900	2,040
Park Creek Metropolitan District Revenue 5.00%, 12/1/41, Continuously Callable @100	250	288
5.00%, 12/1/45, Continuously Callable @100	1,000	1,137
Rampart Range Metropolitan District No. 1 Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 12/1/47, Continuously Callable @100	1,000	1,199
Regional Transportation District Certificate of Participation, Series A, 5.38%, 6/1/31, Pre-refunded 6/1/20 @ 100	2,000	2,000
		11,992
Connecticut (0.5%):
Mashantucket Western Pequot Tribe Revenue PIK, 2.05%, 7/1/31 (i) (j)	4,864	170
State of Connecticut, GO Series A, 5.00%, 4/15/36, Continuously Callable @100	1,500	1,810
Series A, 5.00%, 4/15/37, Continuously Callable @100	1,000	1,182
		3,162
District of Columbia (0.2%):
District of Columbia Revenue, 5.00%, 7/1/42, Continuously Callable @100	1,100	1,166
Florida (2.7%):
City of Atlantic Beach Revenue, Series A, 5.00%, 11/15/53, Continuously Callable @103	1,000	1,003
City of Jacksonville Revenue, 5.00%, 10/1/29, Continuously Callable @100	1,000	1,094

See notes to financial statements.

20

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
County of Miami-Dade Water & Sewer System Revenue, 5.00%, 10/1/34, Pre-refunded 10/1/20 @ 100	$1,300	$1,321
County of Polk Florida Uility System Revenue, 4.00%, 10/1/43, Continuously Callable @100	2,000	2,389
Halifax Hospital Medical Center Revenue, 5.00%, 6/1/46, Continuously Callable @100	1,000	1,083
Lee County IDA Revenue 5.00%, 11/1/25, Continuously Callable @100	2,000	2,040
5.50%, 10/1/47, Continuously Callable @102	645	623
Lee Memorial Health System Revenue, Series A-1, 5.00%, 4/1/44, Continuously Callable @100	1,450	1,667
Sarasota County Health Facilities Authority Revenue, 5.00%, 5/15/38, Continuously Callable @103	700	710
Southeast Overtown Park West Community Redevelopment Agency Tax Allocation, Series A-1, 5.00%, 3/1/30, Continuously Callable @100 (f)	1,000	1,126
Tampa-Hillsborough County Expressway Authority Revenue, Series A, 5.00%, 7/1/37, Continuously Callable @100	1,505	1,607
Volusia County Educational Facility Authority Revenue, Series B, 5.00%, 10/15/45, Pre-refunded 4/15/25 @ 100	1,000	1,221
		15,884
Georgia (0.5%):
Gainesville & Hall County Hospital Authority Revenue, 4.00%, 2/15/45, Continuously Callable @100	2,000	2,103
Glynn-Brunswick Memorial Hospital Authority Revenue, 5.00%, 8/1/47, Continuously Callable @100	1,000	1,081
		3,184
Guam (0.3%):
Antonio B Won Pat International Airport Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.50%, 10/1/33, Continuously Callable @100	750	848
Guam Government Waterworks Authority Revenue, 5.50%, 7/1/43, Continuously Callable @100	1,000	1,041
		1,889
Illinois (4.7%):
Bureau County Township High School District No. 502, GO (INS — Build America Mutual Assurance Co.), Series A, 5.00%, 12/1/37, Continuously Callable @100	1,000	1,209
Chicago Midway International Airport Revenue, Series B, 5.00%, 1/1/41, Continuously Callable @100	1,000	1,100
Chicago O'Hare International Airport Revenue, Series C, 5.00%, 1/1/41, Continuously Callable @100	1,000	1,132
Chicago O'Hare International Airport Revenue (INS — Assured Guaranty Municipal Corp.), 5.25%, 1/1/33, Continuously Callable @100	1,000	1,096
Chicago Park District, GO, Series C, 4.00%, 1/1/42, Continuously Callable @100 (k)	1,250	1,300
City of Chicago Wastewater Transmission Revenue 5.00%, 1/1/44, Continuously Callable @100	1,000	1,067
Series A, 5.00%, 1/1/47, OWN MERIT, Continuously Callable @100	1,000	1,097

See notes to financial statements.

21

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
City of Chicago Waterworks Revenue, 5.00%, 11/1/44, Continuously Callable @100	$1,000	$1,071
Cook County Community College District No. 508, GO (INS — Build America Mutual Assurance Co.), 5.00%, 12/1/47, Continuously Callable @100	1,000	1,175
County of Cook Sales Tax Revenue, 5.00%, 11/15/38, Continuously Callable @100	1,000	1,157
Illinois Educational Facilities Authority Revenue, 4.00%, 11/1/36, Continuously Callable @102	1,000	1,118
Illinois Finance Authority Revenue 3.90%, 3/1/30, Continuously Callable @100	1,000	1,108
5.00%, 5/15/37, Continuously Callable @100	1,000	951
5.00%, 5/15/40, Continuously Callable @100	1,275	1,205
5.00%, 8/15/44, Continuously Callable @100	1,000	1,066
5.00%, 10/1/44, Continuously Callable @100	1,000	1,213
5.00%, 5/15/45, Continuously Callable @100	1,000	996
Series A, 6.00%, 10/1/32, Pre-refunded 4/1/21 @ 100	2,000	2,095
Series A, 4.00%, 10/1/40, Continuously Callable @100	1,000	1,022
Series C, 4.00%, 2/15/41, Continuously Callable @100	955	1,032
Series C, 4.00%, 2/15/41, Pre-refunded 2/15/27 @ 100	45	55
Northern Illinois Municipal Power Agency Revenue, Series A, 4.00%, 12/1/41, Continuously Callable @100	1,000	1,078
Northern Illinois University Revenue (INS — Build America Mutual Assurance Co.), Series B, 4.00%, 4/1/40, Continuously Callable @100	600	615
Sangamon County Water Reclamation District, GO Series A, 4.00%, 1/1/49, Continuously Callable @100	1,000	1,121
Series A, 5.75%, 1/1/53, Continuously Callable @100	1,235	1,478
State of Illinois, GO, 5.50%, 5/1/39, Continuously Callable @100	225	235
		27,792
Indiana (0.9%):
Ball State University Revenue, Series P, 5.00%, 7/1/30, Pre-refunded 7/1/20 @ 100	500	502
Evansville Redevelopment Authority Revenue (INS — Build America Mutual Assurance Co.), 4.00%, 2/1/39, Continuously Callable @100	1,000	1,128
Indiana Finance Authority Revenue 5.00%, 2/1/40, Continuously Callable @100	1,000	1,063
5.00%, 10/1/44, Continuously Callable @100	1,000	1,023
Richmond Hospital Authority Revenue, 5.00%, 1/1/39, Continuously Callable @100	1,500	1,619
		5,335
Kansas (1.1%):
City of Coffeyville Electric System Revenue (INS — National Public Finance Guarantee Corp.), Series B, 5.00%, 6/1/42, Continuously Callable @100 (f)	1,000	1,002
City of Lawrence Revenue, 5.00%, 7/1/43, Continuously Callable @100	1,500	1,712
City of Wichita Revenue, 4.63%, 9/1/33, Continuously Callable @100	1,000	1,003
Wyandotte County-Kansas City Unified Government Utility System Revenue Series A, 5.00%, 9/1/44, Continuously Callable @100	1,250	1,437
Series A, 5.00%, 9/1/45, Continuously Callable @100	1,000	1,170
		6,324

See notes to financial statements.

22

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Kentucky (0.5%):
City of Ashland Revenue, 5.00%, 2/1/40, Continuously Callable @100	$1,000	$1,040
Kentucky Economic Development Finance Authority Revenue, 5.00%, 5/15/46, Continuously Callable @100	1,000	808
Kentucky Economic Development Finance Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 12/1/45, Continuously Callable @100	1,000	1,124
		2,972
Louisiana (2.8%):
City of Shreveport Water & Sewer Revenue 5.00%, 12/1/40, Continuously Callable @100	1,000	1,172
Series B, 4.00%, 12/1/44, Continuously Callable @100	500	571
City of Shreveport Water & Sewer Revenue (INS — Build America Mutual Assurance Co.), Series C, 5.00%, 12/1/39, Continuously Callable @100	1,000	1,153
Jefferson Sales Tax District Revenue, Series B, 4.00%, 12/1/42, Continuously Callable @100	1,500	1,688
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue (INS — Assured Guaranty Municipal Corp.) 5.00%, 10/1/39, Continuously Callable @100	1,000	1,217
5.00%, 10/1/43, Continuously Callable @100	1,000	1,140
4.00%, 10/1/46, Continuously Callable @100	1,000	1,029
Louisiana Public Facilities Authority Revenue 5.00%, 11/1/45, Continuously Callable @100	1,000	1,059
5.00%, 7/1/52, Continuously Callable @100	1,000	1,090
4.00%, 1/1/56, Continuously Callable @100	1,000	1,016
Louisiana Public Facilities Authority Revenue (INS — Build America Mutual Assurance Co.), 5.25%, 6/1/51, Continuously Callable @100	1,000	1,129
Parish of East Baton Rouge Capital Improvements District Revenue, 4.00%, 8/1/44, Continuously Callable @100	1,400	1,661
State of Louisiana Gasoline & Fuels Tax Revenue, Series C, 5.00%, 5/1/45, Continuously Callable @100	1,500	1,769
Tobacco Settlement Financing Corp. Revenue, Series A, 5.25%, 5/15/35, Continuously Callable @100	1,000	1,071
		16,765
Maine (0.2%):
Maine Health & Higher Educational Facilities Authority Revenue, Series A, 4.00%, 7/1/46, Continuously Callable @100	1,000	979
Massachusetts (1.7%):
Massachusetts Development Finance Agency Revenue 5.00%, 4/15/40, Continuously Callable @100	1,000	1,051
5.25%, 11/15/41, Continuously Callable @100	1,000	1,093
5.00%, 7/1/46, Continuously Callable @100	1,000	1,072
5.00%, 10/1/57, Continuously Callable @105 (f)	1,000	961
Series A, 5.00%, 6/1/39, Continuously Callable @100	1,000	1,107
Series A, 5.50%, 7/1/44, Continuously Callable @100	1,000	1,025
Series A, 5.00%, 7/1/44, Continuously Callable @100	1,600	1,782
Series D, 5.00%, 7/1/44, Continuously Callable @100	1,000	1,068
Series F, 5.75%, 7/15/43, Continuously Callable @100	1,000	1,028
		10,187

See notes to financial statements.

23

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Michigan (1.5%):
City of Wyandotte Electric System Revenue (INS — Build America Mutual Assurance Co.), Series A, 5.00%, 10/1/44, Continuously Callable @100	$1,000	$1,120
Detroit Downtown Development Authority Tax Allocation (INS — Assured Guaranty Municipal Corp.), 5.00%, 7/1/43, Continuously Callable @100	1,750	1,839
Jackson Public Schools, GO (NBGA — Michigan School Bond Qualification & Loan Program), 5.00%, 5/1/42, Continuously Callable @100	1,000	1,207
Karegnondi Water Authority Revenue, 5.00%, 11/1/41, Continuously Callable @100	1,000	1,158
Lincoln Consolidated School District, GO (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 5/1/40, Continuously Callable @100	1,250	1,484
Livonia Public Schools, GO (INS — Assured Guaranty Municipal Corp.), 5.00%, 5/1/45, Continuously Callable @100	1,000	1,181
Wayne County Airport Authority Revenue, 5.00%, 12/1/44, Continuously Callable @100	1,000	1,097
		9,086
Minnesota (0.4%):
Housing & Redevelopment Authority Revenue 5.00%, 11/15/44, Pre-refunded 11/15/25 @ 100	1,000	1,245
5.00%, 11/15/47, Continuously Callable @100	1,000	1,116
		2,361
Missouri (0.7%):
Health & Educational Facilities Authority of the State of Missouri Revenue, 4.00%, 2/1/48, Continuously Callable @100	1,500	1,230
Health & Educational Facilities Authority Revenue 5.00%, 8/1/45, Continuously Callable @100	1,270	1,269
4.00%, 2/15/49, Continuously Callable @100	250	268
St. Louis Municipal Finance Corp. Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 10/1/38, Continuously Callable @100	1,000	1,214
		3,981
Nebraska (0.2%):
Douglas County Hospital Authority No. 3 Revenue, 5.00%, 11/1/48, Continuously Callable @100	1,000	1,089
Nevada (0.7%):
City of Carson City Revenue, 5.00%, 9/1/42, Continuously Callable @100	1,000	1,119
Las Vegas Convention & Visitors Authority Revenue, Series C, 4.00%, 7/1/41, Continuously Callable @100	1,555	1,587
Las Vegas Redevelopment Agency Tax Allocation, 5.00%, 6/15/45, Continuously Callable @100	1,500	1,670
		4,376
New Jersey (2.3%):
New Jersey Economic Development Authority Revenue 5.00%, 6/15/29, Continuously Callable @100	1,000	1,025
5.00%, 6/15/42, Continuously Callable @100	2,000	2,036
5.00%, 6/15/43, Continuously Callable @100	1,000	1,022
Series A, 4.00%, 7/1/34, Continuously Callable @100	1,000	970
Series A, 5.00%, 6/15/47, Continuously Callable @100	1,000	1,017
Series B, 5.00%, 6/15/43, Continuously Callable @100	1,000	1,022

See notes to financial statements.

24

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
New Jersey Economic Development Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 6/1/37, Continuously Callable @100	$500	$579
New Jersey Educational Facilities Authority Revenue, Series B, 5.00%, 9/1/36, Continuously Callable @100	1,000	1,016
New Jersey Health Care Facilities Financing Authorty Revenue, 5.00%, 10/1/37, Continuously Callable @100	1,000	1,011
New Jersey Transportation Trust Fund Authority Revenue Series A, 5.00%, 12/15/35, Continuously Callable @100	1,000	1,027
Series AA, 5.00%, 6/15/44, Continuously Callable @100	1,000	1,012
South Jersey Transportation Authority LLC Revenue, Series A, 5.00%, 11/1/39, Continuously Callable @100	1,250	1,329
Tobacco Settlement Financing Corp. Revenue, Series A, 5.25%, 6/1/46, Continuously Callable @100	500	554
		13,620
New Mexico (0.3%):
City of Farmington Revenue, 5.90%, 6/1/40, Continuously Callable @100	1,000	1,002
New Mexico Hospital Equipment Loan Council Revenue, Series LA, 5.00%, 7/1/49, Continuously Callable @102	1,000	892
		1,894
New York (1.7%):
County of Suffolk, GO, Series A, 5.00%, 11/13/20	1,000	1,008
Metropolitan Transportation Authority Revenue, Series C, 5.00%, 11/15/42, Continuously Callable @100	1,000	1,028
New York Liberty Development Corp. Revenue 5.25%, 10/1/35	630	829
5.50%, 10/1/37	1,500	2,075
2.80%, 9/15/69, Continuously Callable @100	1,000	1,011
New York State Dormitory Authority Revenue, Series A, 4.00%, 9/1/50, Continuously Callable @100	2,000	2,035
New York State Dormitory Authority Revenue (INS — AMBAC Assurance Corp.), Series 1, 5.50%, 7/1/40	1,205	1,823
		9,809
North Carolina (0.4%):
North Carolina Medical Care Commission Revenue 5.00%, 10/1/35, Continuously Callable @100	1,000	1,015
5.00%, 1/1/49, Continuously Callable @104	1,500	1,516
		2,531
North Dakota (0.2%):
County of Ward Revenue, Series C, 5.00%, 6/1/43, Continuously Callable @100	1,000	1,042
Ohio (0.3%):
County of Warren Revenue, Series A, 4.00%, 7/1/45, Continuously Callable @100	735	766
Southeastern Ohio Port Authority Revenue, 5.00%, 12/1/43, Continuously Callable @100	750	740
		1,506

See notes to financial statements.

25

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Oklahoma (0.6%):
Comanche County Hospital Authority Revenue, Series A, 5.00%, 7/1/32, Continuously Callable @100	$1,315	$1,331
Oklahoma Development Finance Authority Revenue, Series B, 5.50%, 8/15/57, Continuously Callable @100	1,000	1,091
Tulsa County Industrial Authority Revenue, 5.25%, 11/15/37, Continuously Callable @102	750	773
		3,195
Oregon (0.2%):
Salem Hospital Facility Authority Revenue, 5.00%, 5/15/53, Continuously Callable @102	1,250	1,252
Pennsylvania (5.1%):
Allegheny County Hospital Development Authority Revenue 4.00%, 7/15/39, Continuously Callable @100	1,185	1,279
5.00%, 4/1/47, Continuously Callable @100	1,000	1,118
Altoona Area School District, GO (INS — Build America Mutual Assurance Co.), 5.00%, 12/1/48, Continuously Callable @100	1,000	1,150
Berks County IDA Revenue 5.00%, 5/15/43, Continuously Callable @102	350	353
5.00%, 11/1/50, Continuously Callable @100	1,500	1,568
Bucks County IDA Revenue, 4.00%, 8/15/44, Continuously Callable @100	1,000	1,047
Butler County Hospital Authority Revenue, 5.00%, 7/1/39, Continuously Callable @100	1,125	1,195
Canon Mcmillan School District, GO, 4.00%, 6/1/48, Continuously Callable @100	1,500	1,653
Chester County IDA Revenue, 5.00%, 10/1/44, Continuously Callable @100	1,000	1,033
Commonwealth Financing Authority Revenue, 5.00%, 6/1/35, Continuously Callable @100	1,000	1,178
Commonwealth of Pennsylvania Certificate of Participation, Series A, 5.00%, 7/1/43, Continuously Callable @100	1,000	1,213
County of Lehigh Revenue, 4.00%, 7/1/49, Continuously Callable @100	1,000	1,047
Indiana County Hospital Authority Revenue, Series A, 6.00%, 6/1/39, Continuously Callable @100	1,625	1,688
Lancaster County Hospital Authority Revenue, 5.00%, 11/1/35, Continuously Callable @100	1,000	1,090
Montgomery County IDA Revenue, 5.25%, 1/15/45, Continuously Callable @100	1,000	1,035
Northampton County General Purpose Authority Revenue 4.00%, 8/15/40, Continuously Callable @100	1,000	1,041
5.00%, 8/15/43, Continuously Callable @100	1,000	1,131
Pennsylvania Turnpike Commission Revenue Series A-1, 5.00%, 12/1/46, Continuously Callable @100	1,000	1,105
Series A-1, 5.00%, 12/1/47, Continuously Callable @100	1,000	1,167
Series B, 5.00%, 12/1/39, Continuously Callable @100	1,000	1,185
Series B, 5.25%, 12/1/44, Continuously Callable @100	1,000	1,104
Philadelphia School District, GO, Series A, 5.00%, 9/1/38, STATE AID WITHHOLDING, Continuously Callable @100	1,000	1,202
Reading School District, GO (INS — Assured Guaranty Municipal Corp.), 5.00%, 3/1/38, Continuously Callable @100	1,500	1,809

See notes to financial statements.

26

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
School District of Philadelphia, GO, Series F, 5.00%, 9/1/37, Continuously Callable @100	$1,000	$1,160
Wilkes-Barre Area School District, GO (INS — Build America Mutual Assurance Co.), 4.00%, 4/15/49, Continuously Callable @100	1,500	1,727
		30,278
Puerto Rico (0.2%):
Commonwealth of Puerto Rico, GO (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 7/1/35, Continuously Callable @100	1,000	1,007
Rhode Island (0.8%):
Rhode Island Health & Educational Building Corp. Revenue (LOC — Citizens Financial Group), 0.25%, 6/1/35, Callable 7/1/20 @ 100 (g)	3,360	3,360
Rhode Island Housing & Mortgage Finance Corp. Revenue, Series 15-A, 6.85%, 10/1/24, Continuously Callable @100	40	40
Rhode Island Turnpike & Bridge Authority Revenue, Series A, 5.00%, 10/1/40, Continuously Callable @100	1,000	1,145
		4,545
South Carolina (0.6%):
Piedmont Municipal Power Agency Revenue (INS — Assured Guaranty Municipal Corp.), Series D, 5.75%, 1/1/34, Continuously Callable @100	2,000	2,111
South Carolina Jobs-Economic Development Authority Revenue 5.00%, 11/15/47, Continuously Callable @103	1,000	1,053
4.00%, 4/1/49, Continuously Callable @103	620	556
		3,720
Tennessee (0.9%):
Greeneville Health & Educational Facilities Board Revenue, 5.00%, 7/1/37, Continuously Callable @100	1,500	1,646
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue 5.00%, 10/1/45, Continuously Callable @100	1,000	1,060
5.00%, 7/1/46, Continuously Callable @100	1,000	1,115
5.00%, 10/1/48, Continuously Callable @100	500	534
The Metropolitan Nashville Airport Authority Revenue, Series A, 4.00%, 7/1/49, Continuously Callable @100	1,000	1,098
		5,453
Texas (9.6%):
Arlington Higher Education Finance Corp. Revenue (NBGA — Texas Permanent School Fund), 4.00%, 8/15/44, Continuously Callable @100	2,165	2,541
Austin Convention Enterprises, Inc. Revenue, 5.00%, 1/1/34, Continuously Callable @100	1,380	1,279
Bexar County Health Facilities Development Corp. Revenue, 5.00%, 7/15/37, Continuously Callable @105	1,000	1,005
Central Texas Regional Mobility Authority Revenue 4.00%, 1/1/41, Continuously Callable @100	1,000	1,020
Series A, 5.00%, 1/1/45, Continuously Callable @100	1,000	1,071
Central Texas Turnpike System Revenue, Series C, 5.00%, 8/15/42, Continuously Callable @100	1,000	1,049

See notes to financial statements.

27

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
City of Arlington Special Tax (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 2/15/48, Continuously Callable @100	$1,000	$1,152
City of Houston Hotel Occupancy Tax & Special Revenue 5.00%, 9/1/39, Continuously Callable @100	1,000	971
5.00%, 9/1/40, Continuously Callable @100	1,000	968
City of Irving Texas Revenue, 5.00%, 8/15/43, Continuously Callable @100	1,000	997
City of Laredo Waterworks & Sewer System Revenue, 4.00%, 3/1/41, Continuously Callable @100	1,000	1,109
City of Lewisville Special Assessment (INS — ACA Financial Guaranty Corp.), 5.80%, 9/1/25 (d)	3,920	3,999
Clifton Higher Education Finance Corp. Revenue (NBGA-Texas Permanent School Fund) 5.00%, 8/15/39, Continuously Callable @100	1,000	1,144
4.00%, 8/15/44, Continuously Callable @100	1,000	1,155
County of Bexar Revenue, 4.00%, 8/15/44, Continuously Callable @100	1,500	1,680
Everman Independent School District, GO (NBGA — Texas Permanent School Fund), 4.00%, 2/15/50, Continuously Callable @100	1,500	1,772
Harris County Cultural Education Facilities Finance Corp. Revenue, 5.00%, 6/1/38, Continuously Callable @100	1,000	1,035
Harris County Hospital District Revenue, 4.00%, 2/15/42, Continuously Callable @100	1,000	1,055
Karnes County Hospital District Revenue, 5.00%, 2/1/44, Continuously Callable @100	1,000	1,071
Matagorda County Navigation District No. 1 Revenue, 4.00%, 6/1/30, Continuously Callable @100	1,000	1,024
Mesquite Health Facilities Development Corp. Revenue, 5.00%, 2/15/35, Continuously Callable @100	1,000	831
New Hope Cultural Education Facilities Finance Corp. Revenue Series A, 5.00%, 4/1/47, Continuously Callable @100	1,600	1,552
Series A, 5.00%, 7/1/47, Continuously Callable @100	1,000	823
New Hope Cultural Education Facilities Finance Corp. Revenue (INS — Assured Guaranty Municipal Corp.), Series A1, 5.00%, 7/1/38, Continuously Callable @100	225	260
North Texas Tollway Authority Revenue Series B, 5.00%, 1/1/31, Continuously Callable @100	1,500	1,683
Series B, 5.00%, 1/1/45, Continuously Callable @100	1,000	1,125
Port of Arthur Navigation District Industrial Development Corp. Revenue, 0.30%, 3/1/42, Callable 9/1/20 @ 100 (g)	3,000	3,000
Port of Port Arthur Navigation District Revenue 2.38%, 11/1/40, Continuously Callable @100 (d) (g)	4,650	4,650
Series C, 1.65%, 4/1/40, OWN MERIT, Continuously Callable @100 (g)	9,350	9,350
Princeton Independent School District, GO (NBGA — Texas Permanent School Fund), 5.00%, 2/15/43, Continuously Callable @100	1,000	1,242
Prosper Independent School District, GO (NBGA — Texas Permanent School Fund), 5.00%, 2/15/48, Continuously Callable @100	1,000	1,251
Tarrant County Cultural Education Facilities Finance Corp. Revenue 5.00%, 11/15/46, Continuously Callable @100	1,000	1,106
Series A, 5.00%, 11/15/45, Continuously Callable @100	1,000	642
Series B, 5.00%, 11/15/36, Continuously Callable @100	1,000	722
Series B, 5.00%, 7/1/48, Continuously Callable @100	1,500	1,712
		57,046

See notes to financial statements.

28

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Virginia (0.2%):
Alexandria IDA Revenue, 5.00%, 10/1/45, Continuously Callable @100	$1,000	$1,005
Longwood University Student Housing Project (LIQ — Deutsche Bank A.G.), Series DBE-8039, 0.49%, 1/1/57, Callable 1/1/23 @ 100 (f) (g)	250	250
		1,255
Washington (0.7%):
King County Public Hospital District No 2, GO, Series A, 4.00%, 12/1/41, Continuously Callable @100	1,000	1,145
Washington Health Care Facilities Authority Revenue 4.00%, 7/1/42, Continuously Callable @100	1,000	1,041
5.00%, 1/1/47, Continuously Callable @100	1,000	1,155
Washington State Housing Finance Commission Revenue, 5.00%, 1/1/38, Continuously Callable @102 (f)	1,000	1,036
		4,377
West Virginia (0.3%):
West Virginia Hospital Finance Authority Revenue, 4.00%, 1/1/38, Continuously Callable @100	1,500	1,530
Wisconsin (1.2%):
Public Finance Authority Revenue 5.00%, 7/1/38, Continuously Callable @100	1,000	1,208
Series A, 5.25%, 10/1/48, Continuously Callable @100	1,500	1,624
Series A, 4.00%, 10/1/49, Continuously Callable @100	1,500	1,594
Public Finance Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 7/1/44, Continuously Callable @100	600	695
Wisconsin Health & Educational Facilities Authority Revenue 5.25%, 4/15/35, Pre-refunded 4/15/23 @ 100	1,000	1,149
5.00%, 9/15/45, Continuously Callable @100	1,000	952
		7,222
Wyoming (0.2%):
County of Laramie Revenue, 5.00%, 5/1/37, Continuously Callable @100	1,250	1,287
Total Municipal Bonds (Cost $305,306)		309,777
U.S. Treasury Obligations (0.1%)
U.S. Treasury Bills, 0.12%, 7/16/20 (l)	700	700
Total U.S. Treasury Obligations (Cost $699)		700
Collateral for Securities Loaned^ (1.9%)
HSBC U.S. Government Money Market Fund I Shares, 0.13% (m)	10,362,501	10,363
Invesco Government & Agency Portfolio Institutional Shares, 0.12% (m)	1,077,251	1,077
Total Collateral for Securities Loaned (Cost $11,440)		11,440
Total Investments (Cost $443,694) — 100.7%		597,450
Liabilities in excess of other assets — (0.7)%		(3,871)
NET ASSETS — 100.00%		$593,579
See notes to financial statements.

29

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2020

At May 31, 2020 the Fund's investments in foreign securities were 2.4% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rounds to less than $1 thousand.

(d)  All or a portion of this security has been segregated as collateral for derivative instruments and/or securities purchased on a when-issued basis.

(e)  Northern Trust Corp. is the parent of Northern Trust Investments Inc., which is the sub adviser of the Fund.

(f)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of May 31, 2020, the fair value of these securities was $9,974 (thousands) and amounted to 1.7% of net assets.

(g)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(h)  Zero-coupon bond.

(i)  All of the coupon is paid in kind.

(j)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of May 31, 2020, illiquid securities were 0.0% of the Fund's net assets.

(k)  Security purchased on a when-issued basis.

(l)  Rate represents the effective yield at May 31, 2020.

(m)  Rate disclosed is the daily yield on May 31, 2020.

AMBAC — American Municipal Bond Assurance Corporation

GO — General Obligation

IDA — Industrial Development Authority

LLC — Limited Liability Company

LOC — Line Letter of Credit

PIK — Paid in-kind

PLC — Public Limited Company

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

See notes to financial statements.

30

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2020

LIQ  Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.

LOC  Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from the name listed.

Futures Contracts Purchased

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
E-Mini S&P 500 Futures	34	6/19/20	$4,160,616	$5,171,400	$1,010,784
	Total unrealized appreciation				$1,010,784
	Total unrealized depreciation				—
	Total net unrealized appreciation (depreciation)				$1,010,784

See notes to financial statements.

31

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2020

(Amounts in Thousands, Except Per Share Amounts)

	USAA Growth and Tax Strategy Fund
Assets:
Investments, at value (Cost $443,694)	$597,450	(a)
Cash and cash equivalents	5,755
Receivables:
Interest and dividends	4,470
Capital shares issued	531
Variation margin on open futures contracts	10
Prepaid expenses	20
Total Assets	608,236
Liabilities:
Payables:
Collateral received on loaned securities	11,440
Collateral received from brokers for futures contract	29
Investments purchased	2,347
Capital shares redeemed	534
Accrued expenses and other payables:
Investment advisory fees	147
Administration fees	74
Transfer agent fees	29
Compliance fees	—	(b)
Other accrued expenses	57
Total Liabilities	14,657
Net Assets:
Capital	454,630
Total distributable earnings/(loss)	138,949
Net Assets	$593,579
Shares (unlimited number of shares authorized with no par value):	28,315
Net asset value, offering and redemption price per share: (c)	$20.96

(a)  Includes $11,117 of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

32

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2020

(Amounts in Thousands)

USAA Growth and Tax Strategy Fund
Investment Income:
Dividends	$5,578
Interest	10,908
Securities lending (net of fees)	2
Total Income	16,488
Expenses:
Investment advisory fees	1,743
Administration fees	879
Sub-Administration fees	37
Custodian fees	38
Transfer agent fees	401
Trustees' fees	49
Compliance fees	3
Legal and audit fees	84
State registration and filing fees	35
Interest expense on interfund lending	1
Line of credit fees	1
Other expenses	75
Total Expenses	3,346
Net Investment Income (Loss)	13,142
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(13,801)
Net realized gains (losses) from futures contracts	(459)
Net change in unrealized appreciation/depreciation on investment securities	28,938
Net change in unrealized appreciation/depreciation on futures contracts	1,198
Net realized/unrealized gains (losses) on investments	15,876
Change in net assets resulting from operations	$29,018

See notes to financial statements.

33

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Growth and Tax Strategy Fund
	Year Ended May 31, 2020	Year Ended May 31, 2019
From Investments:
Operations:
Net investment income (loss)	$13,142	$12,004
Net realized gains (losses) from investments	(14,260)	(3,046)
Net change in unrealized appreciation/depreciation on investments	30,136	13,921
Change in net assets resulting from operations	29,018	22,879
Change in net assets resulting from distributions to shareholders	(12,679)	(12,847)
Change in net assets resulting from capital transactions	50,920	56,606
Change in net assets	67,259	66,638
Net Assets:
Beginning of period	526,320	459,682
End of period	$593,579	$526,320
Capital Transactions:
Proceeds from shares issued	$180,586	$135,329
Distributions reinvested	11,553	11,981
Cost of shares redeemed	(141,219)	(90,704)
Change in net assets resulting from capital transactions	$50,920	$56,606
Share Transactions:
Issued	8,571	6,806
Reinvested	571	610
Redeemed	(6,904)	(4,593)
Change in Shares	2,238	2,823

See notes to financial statements.

34

This page is intentionally left blank.

35

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Growth and Tax Strategy Fund
Year Ended May 31, 2020	$20.18	0.47	(a)	0.77	1.24	(0.46)	—
Year Ended May 31, 2019	$19.77	0.47		0.47	0.94	(0.48)	(0.05)
Year Ended May 31, 2018	$18.76	0.44		1.01	1.45	(0.44)	—
Year Ended May 31, 2017	$17.79	0.42		0.96	1.38	(0.41)	—
Year Ended May 31, 2016	$17.48	0.43		0.35	0.78	(0.47)	—

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Reflects an overall increase in purchases and sales of securities.

See notes to financial statements.

36

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Expenses^	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover
USAA Growth and Tax Strategy Fund
Year Ended May 31, 2020	(0.46)	$20.96	6.25%	0.57%	2.25%	0.57%	$593,579	34	%(b)
Year Ended May 31, 2019	(0.53)	$20.18	4.83%	0.60%	2.44%	0.60%	$526,320	7%
Year Ended May 31, 2018	(0.44)	$19.77	7.81%	0.68%	2.32%	0.68%	$459,682	10%
Year Ended May 31, 2017	(0.41)	$18.76	7.88%	0.84%	2.33%	0.84%	$391,020	4%
Year Ended May 31, 2016	(0.47)	$17.79	4.60%	0.87%	2.53%	0.87%	$327,334	10%

See notes to financial statements.

37

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2020

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Growth and Tax Strategy Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services ("SAS"), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings Inc., a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). The Transaction closed on July 1, 2019. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("VCM" or "Adviser"). Effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and Victory Capital Transfer Agency Company replaced SAS as the Fund's transfer agent. In addition, effective on that same date, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

38

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers, along with corporate and municipal securities, including short-term investments maturing in 60 days or less, may be valued using evaluated bid or the last sales price to price securities by dealers or an independent pricing service approved by the Board. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Effective July 1, 2019, the valuation methodology applied to certain debt securities changed. Securities that were previously valued at an evaluated mean are now valued at the evaluated bid or the last sales price.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of May 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$275,533			$275,533
Municipal Bonds	—	$309,777	$—	309,777
U.S. Treasury	—	700	—	700
Collateral for Securities Loaned	11,440	—	—	11,440
Total	$286,973	$310,477	$—	$597,450
Other Financial Investments^:
Assets:
Future Contracts	1,011	—	—	1,011
Total	$1,011	$—	$—	$1,011

^  Includes cumulative appreciation/depreciation of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts are reported within the Statement of Assets and Liabilities.

For the year ended May 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

39

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payable for investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or

40

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts.

As of May 31, 2020, the Fund entered into futures contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of May 31, 2020 (amounts in thousands):

	Assets	Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Payable on Open Futures Contracts*
Equity Risk Exposure:	$1,011	$—

*  Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the period ended May 31, 2020 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure:	$(459)	$1,198

All open derivative positions at year end are reflected in the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated

41

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non- cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of May 31, 2020.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$11,117	$—	$11,440

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., last four tax years which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended May 31, 2020, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$35,175	$19,175	$—

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as Fees paid indirectly.

42

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2020, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$245,857	$194,518

There were no purchases and sales of U.S. government securities during the year ended May 31, 2020.

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory and Management Fees:

Effective with the Transaction on July 1, 2019, investment advisory services are provided to the Fund by the Adviser, a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.30% of the Fund's average daily net assets. The amount incurred and paid to VCM from July 1, 2019 through May 31, 2020, was $1,625 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

Prior to the Transaction on July 1, 2019, AMCO provided investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, AMCO was responsible for managing the business and affairs of the Fund, and for directly managing day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The investment management fee for the Fund was comprised of a base fee and a performance adjustment. The Fund's base fee was accrued daily and paid monthly at an annualized rate of 0.30% of the Fund's average daily net assets.

Effective with the Transaction on July 1, 2019, no performance adjustments will be made for periods beginning July 1, 2019 through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.

Prior to the Transaction on July 1, 2019, the performance adjustment was accrued daily and calculated monthly by comparing the Fund's performance to that of the Lipper Composite Index which is comprised of 51% of the Lipper General & Insured Municipal Bond Funds Index, which measures the total return performance of the largest funds tracked by Lipper that invest at least 65% of their assets in municipal debt issues in the top four credit categories, and 49% of the Lipper Large-Cap Core Funds Index, which measures the total return performance of funds tracked by Lipper that by portfolio practice invest at least 75% of their equity assets in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index.

The performance period consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)(a)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a)  Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point. Average daily net assets of the Fund are calculated over a rolling 36-month period.

43

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

The annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, the Fund pays a positive performance fee adjustment for a performance period whenever the Fund outperforms the Composite Index over that period, even if the Fund has overall negative returns during the performance period.

For the period June 1, 2019 through June 30, 2019, performance adjustments for the Fund was $(14) thousand and was less than 0.01% of net assets. Base fees incurred and paid to AMCO from June 1, 2019 through June 30, 2019, were $132 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

Effective with the Transaction on July 1, 2019, the Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager of managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

Effective July 1, 2019, VCM entered into a Subadvisory Agreement with Northern Trust Investments, Inc. ("NTI") under which NTI directs the investment and reinvestment of the Fund's assets invested in blue chip stocks (as allocated from time to time by VCM). This arrangement provides for monthly fees that are paid by VCM. VCM (not the Fund) pays the subadviser fees.

Prior to July 1, 2019, AMCO, entered into an Investment Subadvisory Agreement with NTI, under which NTI directed the investment and reinvestment of the portion of the Fund's assets invested in blue chip stocks (as allocated from time to time by AMCO). This arrangement provided for monthly fees that were paid by AMCO. AMCO (not the Fund) paid the subadviser fees.

Administration and Servicing Fees:

Effective with the Transaction on July 1, 2019, VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15% of average daily net assets of the Fund. Amounts incurred from July 1, 2019 through May 31, 2020, are $813 thousand and are reflected on the Statement of Operations as Administration fees.

Prior to the Transaction on July 1, 2019, AMCO provided certain administration and servicing functions for the Fund. For such services, AMCO received a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets of the Fund. Amounts incurred from June 1, 2019 through June 30, 2019, were $66 thousand and are reflected on the Statement of Operations as Administration fees.

Effective with the Transaction on July 1, 2019, the Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensates the Adviser for these services. The amount incurred during the period from July 1, 2019 to May 31, 2020, is reflected on the Statement of Operations as Compliance fees.

Effective with the Transaction on July 1, 2019, Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub- Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a

44

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of- pocket expenses incurred in providing these services. The amount incurred during the period from July 1, 2019 through May 31, 2020, is reflected on the Statement of Operations as Sub-Administration fees.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund prior to the Transaction on July 1, 2019. The Board approved the reimbursement of a portion of these expenses incurred by AMCO. AMCO did not receive any fees from the Fund for these services.

Transfer Agency Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Transfer Agency, Inc. ("VCTA"), (formerly, USAA Shareholder Account Services ("SAS")), provides transfer agency services to the Fund. VCTA, an affiliate of the Adviser, provides transfer agent services based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA from July 1, 2019 through May 31, 2020, was $372 thousand. Amounts incurred and paid to SAS from June 1, 2019 through June 30, 2019, was $29 thousand. These amounts are reflected on the Statement of Operations as Transfer Agent fees.

Effective with the Transaction on July 1, 2019, FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Effective with the Transaction on July 1, 2019, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective on or about June 30, 2020, the Distributor's name will change to Victory Capital Services, Inc.

Prior to the Transaction on July 1, 2019, USAA Investment Management Company provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis.

Other Fees:

Prior to the Transaction on July 1, 2019, State Street Bank and Trust Company served as the Fund's accounting agent and custodian.

Effective July 1, 2019, Citibank, N.A., serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

Effective with the Transaction on July 1, 2019, the Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by the Fund in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. Effective July 1, 2019 through May 31, 2020, the expense limit (excluding voluntary waivers) is 0.61%.

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of May 31, 2020, there are no amounts available to be repaid to the Adviser.

45

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

The Adviser, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended May 31, 2020.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.

The COVID-19 pandemic, which has spread rapidly across the world, has led and will continue to lead for an unknown period of time to disruptions in local, regional, national and global markets and economies. Among other things, the outbreak has resulted in, and until fully resolved is likely to continue to result in, among other things (1) government imposition of various forms of "stay at home" orders and the closing of "non-essential" businesses, resulting in significant disruption to the businesses of many issuers as well as lay-offs of employees; (2) increased requests by issuers of debt instruments for amendments and waivers of agreements to avoid default and increased defaults; (3) volatility and disruption of markets, including greater volatility in pricing and spreads; and (4) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general.

The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk. Fixed-income securities rated below investment grade, also known as "junk" or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events.

As a mutual fund that has the ability to invest in bonds, the Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations.

Decisions by the Fed regarding interest rate and monetary policy can have a significant effect on the value of debt securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks have reduced rates further in an effort to

46

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

combat the economic effects of the COVID-19 pandemic. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown.

During a period of declining interest rates, many municipal bonds may be "called," or redeemed, by the issuer before the stated maturity. An issuer might call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage. When bonds are called, the Fund is affected in several ways. Most likely, the Fund will reinvest the bond-call proceeds in bonds with lower interest rates. The Fund's income may drop as a result. The Fund also may realize a taxable capital gain (or loss).

Many debt securities, derivatives and other financial instruments, including some of the Fund's investments, use the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England. In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. The roughly three-year period until the end of 2021 is expected to be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.

6. Borrowing and Interfund Lending:

Line of Credit:

Effective with the Transaction on July 1, 2019, the Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex could borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under line of credit fees.

Prior to the Transaction on July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation ("CAPCO") terminated. For the period from June 1, 2019 to June 30, 2019, the Fund paid CAPCO facility fees of $1 thousand.

47

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

The average borrowing for the days outstanding and average interest rate for the Fund during the year ended May 31, 2020, were as follows (amounts in thousands):

Amount Outstanding at May 31, 2020	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
$—	$1,400	5	3.31%	$1,400

*  For the year ended May 31, 2020, based on the number of days borrowings were outstanding.

Interfund Lending:

Effective with the Transaction on July 1, 2019, the Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Funds Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interest expense on Interfund lending. As a Lender, interest earned by the Fund, if any, during the period is reflected on the Statement of Operations under Income on Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended May 31, 2020 were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at May 31, 2020	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$1,937	12	1.11%	$3,642

*  For the year ended May 31, 2020, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The Fund intends to declare daily and distribute any net investment income quarterly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2020, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended May 31, 2020				Year Ended May 31, 2019
Distributions paid from				Distributions paid from
Net Ordinary Income	Long-Term Capital Gains	Total Tax-Exempt Income	Distributions Paid	Net Ordinary Income	Long-Term Capital Gains	Total Tax-Exempt Income	Distributions Paid
$3,912	$83	$8,684	$12,679	$3,664	$982	$8,201	$12,847

48

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

As of May 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$2,062	$519	$(17,164)	$153,532	$138,949

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales.

At May 31, 2020, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$11,911	$5,253	$17,164

As of May 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$443,918	$163,144	$(9,612)	$153,532

8. Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the 1940 Act. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital, as the administrator of the LRMP. At an in-person meeting held on February 26, 2020, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current

49

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

9. Subsequent Events:

The Board of Trustees of USAA Mutual Funds Trust has approved the addition of Class A shares, Class C shares, and Institutional Class shares for the Fund. These new share classes are expected to be effective June 29, 2020.

Class A shares will be available for purchase through financial intermediaries and the Fund will pay ongoing distribution and/or service (12b-1) fees at annual rate of up to 0.25% of the average daily net assets of its Class A shares. In addition, a Transfer Agency fee at an annual basis point rate of 0.10% of daily net assets of its Class A shares.

Class A shares will be offered and sold at their public offering price, which is the NAV per share plus any applicable initial sales charge, also referred to as a "front-end sales load." For purchases on or after the Redesignation Date, Class A Shares will be offered and sold with the imposition of a maximum initial sales charge of up to 2.25% of the offering price of the Fund. A contingent deferred sales charge of up to 0.75% may be imposed on redemptions of Class A shares purchased without an initial sales charge if shares are redeemed within 18 months of purchase.

Class C shares will be available for purchase through financial intermediaries and the Fund will pay ongoing distribution and/or service (12b-1) fees at annual rate of up to 1.00% of the average daily net assets of its Class C shares. In addition, a Transfer Agency fee at an annual basis point rate of 0.10% of daily net assets of its Class C shares. Class C shares will be offered and sold at their public offering price. A contingent deferred sales charge of up to 1.00% may be imposed on redemptions of Class C shares if shares are redeemed within 12 months of purchase.

Institutional Class shares will be available for purchase through financial intermediaries and the Fund will pay a Transfer Agency fee at an annual basis point rate of 0.10% of daily net assets of its Institutional Class shares. Institutional Class shares will be offered and sold at their public offering price.

50

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Growth and Tax Strategy Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Growth and Tax Strategy Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 27, 2020

51

USAA Mutual Funds Trust	Supplemental Information May 31, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

52

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.

53

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

54

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

55

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

56

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012	Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, IMCO (September 2009-April 2014); President, AMCO (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011); Director of USAA Investment Management Company (IMCO) (since 2009); Chairman of Board of IMCO (since 2013); Director of USAA Asset Management Company (AMCO), (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS)(October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013);
			Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.	None

**  Mr. McNamara and Mr. Brown are "Interested Persons" by reason of their relationships with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

57

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

58

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2019 through May 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

Beginning Account Value 12/1/19	Actual Ending Account Value 5/31/20	Hypothetical Ending Account Value 5/31/20	Actual Expenses Paid During Period 12/1/19- 5/31/20*	Hypothetical Expenses Paid During Period 12/1/19- 5/31/20*	Annualized Expense Ratio During Period 12/1/19- 5/31/20
$1,000.00	$980.70	$1,022.20	$2.77	$2.83	0.56%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 183/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

59

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended May 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2020 (amounts in thousands):

Long-Term Capital Gain Distributions(a)	Tax Exempt Income*
$83	100.00%

(a)  Pursuant to Section 852 of the Internal Revenue Code.

*  Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any. All or a portion of these amounts may be exempt from taxation at the state level.

60

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23403-0720

MAY 31, 2020

Annual Report

USAA International Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Effective on or about September 8, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about September 8, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about September 8, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Financial Statements
Schedule of Portfolio Investments	9
Statement of Assets and Liabilities	35
Statement of Operations	36
Statements of Changes in Net Assets	37
Financial Highlights	40
Notes to Financial Statements	46
Report of Independent Registered Public Accounting Firm	59
Supplemental Information (Unaudited)	60
Proxy Voting and Portfolio Holdings Information	60
Trustees' and Officers' Information	61
Expense Examples	67
Additional Federal Income Tax Information	68
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(Unaudited)

Dear Shareholder,

The previous decade ended with the longest-ever bull market in U.S. equities still intact, even as investors wrestled with issues like softening global economic data, Brexit, and U.S.-China trade relations. In retrospect, those worries seem so pedestrian given what we would soon experience.

A new and unexpected threat—a global pandemic, the novel coronavirus ("COVID-19")—first emerged in Asia and then began spreading globally and throughout the United States during the first quarter of 2020. This unprecedented and unanticipated event not only rendered all existing economic and earnings forecasts moot, but it also roiled stock and bond markets everywhere. Efforts to slow the spread of the virus, though successful to date, also brought the economy to a halt. The historic bull market in stocks ended virtually overnight.

After an initial severe sell-off in March, equity markets recovered sharply. As our annual reporting period drew to a close on May 31, 2020, many of the broad market indexes had recovered and volatility had returned to more palatable levels. In fact, despite all the chaos, the S&P 500® Index, one of the most popular measures of large U.S. stocks, finished the fiscal year (May 31, 2020) at approximately 3,044, which was up more than 10.6% from one year ago.

The market turmoil of early 2020 was not limited to equities. Fixed income volatility spiked when liquidity evaporated in late March as investors struggled to understand the ramifications of stay-at-home orders. Fortunately, the U.S. Federal Reserve (the "Fed") (as well as other global central banks) leapt into action—cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to stabilize markets.

The new lending facilities and programs had their intended effect of improving liquidity and trading. Credit spreads across corporate, high-yield, structured, and municipal markets were coaxed down from their highs. In addition, Congress came through with substantial fiscal stimulus that also was applauded by investors and markets. Although fixed income markets regained their footing, the yield on 10-Year Treasurys, a benchmark for low-risk investments, declined steadily during our fiscal year—from 2.14% at the beginning of our reporting period to approximately 0.65% as of May 31, 2020. This suggests that investors remain a little wary.

While the past year has been unprecedented for all of us, both personally and professionally, our portfolio managers continue to scrutinize the financial markets, economic conditions, and the trajectory of the pandemic, which will likely be the guiding factor on Fed policy and the markets.

No matter what happens in the near term, we believe that the massive monetary and fiscal policies introduced earlier this year will have longer-term ramifications. Despite this uncertainty, it's important to remain focused on your long-term investment goals and avoid making emotional decisions. If you invest with us directly, our Member Service Representatives are available to help. Call us at (800) 539-3863 or visit our website at vcm.com.

From all of us here at USAA Mutual Funds, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

USAA Mutual Funds Trust

USAA International Fund

Managers' Commentary

(Unaudited)

Victory Solutions

Mannik S. Dhillon, CFA, CAIA
Wasif A. Latif

RS Investments Developed Markets, A Victory Capital Investment Franchise

U-Wen Kok, CFA
Adam Mezan, CFA

Trivalent Investments, A Victory Capital Investment Franchise

Peter S. Carpenter
Jeffery R. Sullivan

Lazard Asset Management, LLC

Paul Moghtader, CFA
Taras Ivanenko, CFA
Ciprian Marin
Craig Scholl, CFA
Susanne Willumsen

Wellington Management Company, LLP

James H. Shakin, CFA
Andrew M. Corry, CFA

•  What were the market conditions during the reporting period?

Global financial market performance varied widely over the period driven by uncertainty related to the duration and economic impact of the novel coronavirus ("COVID-19") pandemic. This generally led to a risk-off environment as investors flocked to safe haven assets such as U.S. Treasurys and gold. Global equities turned mostly lower with the exception of a small breadth of mega-cap securities well-positioned for an extended economic slowdown and the new stay-at-home paradigm. The final month and a half of the reporting period saw a rebound in risky assets as economies began a phased reopening.

Within the United States, the S&P 500® Index dropped nearly 34% from its 2020 high, before beginning to recoup losses with the support of comprehensive monetary and fiscal stimulus, along with encouraging results in COVID-19 vaccine trials. Over the reporting period, the S&P 500® Index returned 12.84%, with large-cap growth stocks leading the way, up to a return of 26.25% as represented by the Russell 1000 Growth Index. Value stocks and small-cap stocks underperformed growth stocks over the period, but more recently have seen a pickup in momentum. U.S. large-cap value stocks were down to a return of -1.64% over the reporting period as gauged by the Russell 1000 Value Index, while U.S. small-cap stocks, were down to a return of -3.44% as represented by the Russell 2000 Index.

Developed market international and emerging market equities followed a path similar to U.S. equities. Markets led investors on a rollercoaster ride that saw both the MSCI EAFE

USAA Mutual Funds Trust

USAA International Fund (continued)

Managers' Commentary (continued)

Index and MSCI Emerging Markets Index drop approximately 34% from their highs in the year. The market drawdown hit bottom on March 23rd and then started a steady ascent, erasing most of the losses as European Central Bank quantitative easing and talks of a 750-billion euros fiscal stimulus helped bolster momentum in the market's recovery. Over the reporting period, developed international equities, represented by the MSCI EAFE Index, were down to a return of -2.81%, while the MSCI Emerging Markets Index returned -4.39%.

•  How did the USAA International Fund (the "Fund") perform during the reporting period?

The Fund has four share classes: Fund Shares, Institutional Shares, Adviser Shares (Redesignated Class A shares), and R6 Shares. For the reporting period ended May 31, 2020, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares had a total return of -6.13%, -6.05%, -6.37%, and -5.95%, respectively. This compares to returns of -0.46% for the Lipper International Funds Index and -2.81% for the MSCI EAFE Index.

Victory Capital Management Inc. ("VCM") is the Fund's investment adviser. As the investment adviser, VCM employs dedicated resources to support the research, selection and monitoring of the Fund's subadvisers. Lazard Asset Management ("Lazard") and Wellington Management Company ("Wellington") are external subadvisers to the Fund, while RS Investments Developed Markets and Trivalent Investments are a Victory Capital Management franchise utilized as an internal resource for the Fund. The investment adviser and the subadviser each provide day-to-day discretionary management for a portion of the Fund's assets.

•  What strategies did you employ during the reporting period?

During the period in question, the International Fund underperformed the benchmark MSCI EAFE Index primarily due to stock selection across various countries and sectors. On a country basis, stock selection in Japan, Netherlands, Denmark, and the United Kingdom detracted from performance while positive security selection boosted performance in Sweden and Italy whereas both stock selection and underweight allocations had a positive impact in Hong Kong and Australia.

Looking at performance from a sector standpoint, the impact from the COVID-19 pandemic in the spring of 2020 on the Fund's portfolio was negative. An underweight allocation and poor stock selection in Healthcare detracted from performance while an overweight in Energy also detracted from performance. Additionally, weak stock selection in Communication Services, Information Technology, Industrials, and Consumer Discretionary was also a detractor. On the positive side, stock selection in Materials, RIETs, and Financials had a positive impact on performance, but it was not enough to offset the weakness from the other sectors.

Thank you for allowing us to assist in your investment needs.

USAA Mutual Funds Trust

USAA International Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended May 31, 2020

	Fund Shares	Institutional Shares	Adviser Shares	R6 Shares
INCEPTION DATE	2/1/91	8/1/08	8/1/10	12/1/16
	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	MSCI EAFE Index[1]	Lipper International Funds Index[2]
One Year	–6.13%	–6.05%	–6.37%	–5.95%	–2.81%	–0.46%
Five Year	0.92%	1.02%	0.67%	NA	0.79%	1.26%
Ten Year	5.88%	6.03%	NA	NA	5.27%	5.43%
Since Inception	NA	NA	4.41%	–4.72%	NA	NA

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA International Fund — Growth of $10,000

1 The unmanaged MSCI EAFE Index reflects the movements of stock markets in Europe, Australasia, and the Far East by representing a broad selection of domestically listed companies within each market.

2 The unmanaged Lipper International Funds Index tracks the total return performance of funds within the Lipper International Funds category.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

USAA Mutual Funds Trust USAA International Fund	May 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

The Fund's investment objective is to seek capital appreciation.

Top 10 Sectors

May 31, 2020

(% of Net Assets)

Financials	16.7%
Industrials	13.6%
Health Care	11.2%
Consumer Discretionary	10.9%
Consumer Staples	9.5%
Information Technology	8.6%
Materials	7.4%
Communication Services	6.9%
Energy	5.2%
Real Estate	4.7%

Top 10 Equity Holdings*

May 31, 2020

(% of Net Assets)

Nestle SA	2.7%
Roche Holding AG	2.3%
Toyota Motor Corp.	1.9%
Novartis AG	1.8%
LVMH Moet Hennessy Louis Vuitton SE	1.6%
Enel SpA	1.4%
SAP SE	1.4%
Atlas Copco AB	1.2%
Tencent Holdings Ltd.	1.1%
Rio Tinto PLC	1.1%

*  Does not include short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

USAA Mutual Funds Trust USAA International Fund (continued)	May 31, 2020

Country Allocation:

May 31, 2020

(% of Net Assets)

*  Includes countries with less than 3.0% of portfolio and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.8%)
Argentina (0.0%): (a)
Energy (0.0%): (a)
YPF SA, ADR	197,720	$996
Australia (4.9%):
Consumer Discretionary (0.1%):
Aristocrat Leisure Ltd.	95,000	1,638
JB Hi-Fi Ltd.	42,880	1,063
Kogan.com Ltd.	174,270	1,309
		4,010
Consumer Staples (0.0%): (a)
Select Harvests Ltd.	148,263	613
Energy (0.2%):
Beach Energy Ltd.	3,825,885	4,133
		4,133
Financials (0.9%):
Australia & New Zealand Banking Group Ltd.	106,376	1,266
Macquarie Group Ltd.	301,686	22,184
Netwealth Group Ltd.	98,122	544
		23,994
Health Care (0.6%):
CSL Ltd.	90,433	16,744
Pro Medicus Ltd.	47,308	911
		17,655
Industrials (0.1%):
Aurizon Holdings Ltd.	565,929	1,795
Austal Ltd.	604,986	1,350
		3,145
Information Technology (0.3%):
Data#3 Ltd.	737,944	2,634
Dicker Data Ltd.	99,049	518
Technology One Ltd.	682,807	4,174
		7,326
Materials (1.6%):
BHP Group Ltd.	1,246,632	29,334
Igo Ltd.	192,298	644
Iluka Resources Ltd.	212,246	1,170
Perseus Mining Ltd. (b)	939,638	797
Regis Resources Ltd.	677,211	2,408
Rio Tinto Ltd.	127,013	7,931
Saracen Mineral Holdings Ltd. (b)	644,372	2,160
Western Areas Ltd.	353,010	539
		44,983

See notes to financial statements.

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Real Estate (1.1%):
Centuria Office REIT	338,778	$448
Charter Hall Group	1,093,143	7,075
Cromwell Property Group	3,730,731	1,994
Mirvac Group	970,758	1,523
National Storage REIT	1,662,099	2,075
Scentre Group	10,336,020	15,404
Waypoint REIT Ltd.	1,916,646	3,388
		31,907
		137,766
Austria (0.4%):
Communication Services (0.0%): (a)
Telekom Austria AG	86,005	615
Financials (0.3%):
BAWAG Group AG (b) (c)	83,914	2,772
Erste Group Bank AG (b)	92,679	2,050
Raiffeisen Bank International AG	81,376	1,491
Vienna Insurance Group AG Wiener Versicherung Gruppe (b)	42,087	887
		7,200
Information Technology (0.0%): (a)
ams AG (b)	47,924	732
Materials (0.1%):
RHI Magnesita NV	30,597	921
Wienerberger AG (b)	36,389	730
		1,651
Real Estate (0.0%): (a)
CA Immobilien Anlagen AG (b)	36,669	1,239
Utilities (0.0%): (a)
EVN AG	34,763	593
		12,030
Belgium (1.0%):
Communication Services (0.1%):
Telenet Group Holding NV	69,633	2,849
Consumer Staples (0.0%): (a)
Ontex Group NV	37,548	598
Financials (0.2%):
Ageas (b)	92,454	3,155
KBC Ancora	15,036	505
KBC Group NV	30,971	1,625
		5,285
Health Care (0.1%):
UCB SA	35,589	3,561
Information Technology (0.5%):
Melexis NV	195,451	12,884

See notes to financial statements.

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Real Estate (0.1%):
Aedifica SA	4,140	$444
Befimmo SA	29,311	1,216
Warehouses De Pauw CVA	54,237	1,435
		3,095
		28,272
Bermuda (0.0%): (a)
Energy (0.0%): (a)
DHT Holdings, Inc.	105,900	629
Brazil (0.1%):
Financials (0.1%):
Banco Santander Brasil SA	526,600	2,517
Canada (1.5%):
Consumer Staples (0.1%):
Maple Leaf Foods, Inc.	128,364	2,461
Energy (0.3%):
ARC Resources Ltd. (d)	182,122	734
Cameco Corp.	128,209	1,393
Ovintiv, Inc. (d)	178,242	1,344
Parex Resources, Inc. (b)	243,811	2,742
Suncor Energy, Inc.	103,610	1,781
Tourmaline Oil Corp.	97,902	973
		8,967
Financials (0.5%):
Bank of Montreal	39,674	1,957
iA Financial Corp., Inc.	64,987	2,076
IGM Financial, Inc.	106,038	2,519
National Bank of Canada	71,351	3,108
Sun Life Financial, Inc.	87,635	3,006
		12,666
Industrials (0.1%):
Canadian Pacific Railway Ltd.	13,429	3,366
Materials (0.5%):
Barrick Gold Corp.	379,027	9,116
Kinross Gold Corp. (b)	470,360	3,081
Kirkland Lake Gold Ltd.	57,418	2,212
		14,409
		41,869
China (3.2%):
Communication Services (1.4%):
China Telecom Corp. Ltd. Class H	13,520,304	4,485
NetEase, Inc., ADR	8,045	3,081
Tencent Holdings Ltd.	588,100	31,850
		39,416

See notes to financial statements.

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Consumer Discretionary (0.6%):
Alibaba Group Holding Ltd., ADR (b)	66,376	$13,765
Dongfeng Motor Group Co. Ltd. Class H	6,486,727	4,104
		17,869
Financials (0.8%):
Bank of China Ltd. Class H	6,726,000	2,472
China Merchants Bank Co. Ltd. Class H	2,853,500	13,446
Industrial & Commercial Bank of China Ltd. Class H	6,669,000	4,320
Ping An Insurance Group Co. of China Ltd.	197,500	1,955
		22,193
Industrials (0.1%):
China Railway Group Ltd. Class H	3,251,000	1,785
S-Enjoy Service Group Co. Ltd. (b)	651,000	1,640
		3,425
Materials (0.2%):
Anhui Conch Cement Co. Ltd. Class H	795,500	5,999
Real Estate (0.1%):
Country Garden Holdings Co. Ltd.	1,941,000	2,430
		91,332
Denmark (1.5%):
Consumer Staples (0.9%):
Carlsberg A/S Class B	18,601	2,411
Royal Unibrew A/S (b)	231,626	18,619
Scandinavian Tobacco Group A/S (c)	246,388	3,710
		24,740
Energy (0.0%): (a)
The Drilling Co. of 1972 A/S (b)	6,977	153
Health Care (0.3%):
Bavarian Nordic A/S (b)	16,721	502
Chemometec A/S	54,483	2,707
GN Store Nord A/S	54,153	2,946
Novo Nordisk A/S Class B	32,138	2,106
		8,261
Industrials (0.2%):
A.P. Moller-Maersk A/S Class B	4,859	4,791
Per Aarsleff Holding A/S	28,592	970
		5,761
Utilities (0.1%):
Orsted A/S (c)	31,436	3,698
		42,613
Finland (0.6%):
Consumer Discretionary (0.0%): (a)
Tokmanni Group Corp.	59,858	809

See notes to financial statements.

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (0.0%): (a)
Terveystalo Oyj (b) (c)	56,543	$596
Industrials (0.2%):
Metso Oyj	53,673	1,750
Valmet Oyj (b)	184,190	4,815
		6,565
Information Technology (0.2%):
Nokia Oyj (d)	1,433,298	5,699
Materials (0.2%):
Huhtamaki Oyj (b)	65,328	2,654
Kemira Oyj	142,714	1,830
		4,484
		18,153
France (8.4%):
Communication Services (0.1%):
Vivendi SA	85,160	1,947
Consumer Discretionary (2.7%):
Cie Generale des Etablissements Michelin SCA (b)	127,439	12,896
Faurecia SE (b)	411,946	15,970
Kering SA	3,413	1,789
LVMH Moet Hennessy Louis Vuitton SE	106,542	44,691
Renault SA	103,463	2,345
		77,691
Consumer Staples (0.1%):
L'Oreal SA (b)	5,777	1,694
Energy (1.5%):
Gaztransport Et Technigaz SA	137,313	10,306
Total SA	825,230	31,289
		41,595
Financials (0.8%):
Amundi SA (c)	24,860	1,856
AXA SA (b)	437,827	8,033
BNP Paribas SA (b)	205,738	7,403
Coface SA (b)	90,881	521
SCOR SE (b)	58,105	1,457
Societe Generale SA	217,020	3,210
		22,480
Health Care (0.2%):
AB Science SA (b) (d)	57,345	579
Korian SA	12,521	452
Sanofi (d)	41,083	4,018
Sartorius Stedim Biotech (b)	6,991	1,902
		6,951

See notes to financial statements.

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (0.9%):
Alstom SA	40,165	$1,690
Compagnie de Saint-Gobain	284,573	9,312
Elis SA (b)	183,848	2,291
Mersen	34,540	797
Rexel SA	479,841	4,891
Teleperformance (b)	17,064	4,063
Vinci SA	20,291	1,893
		24,937
Information Technology (0.9%):
Capgemini SE	225,346	23,274
Worldline SA (b) (c)	29,151	2,188
		25,462
Materials (0.9%):
Arkema SA	291,577	25,565
		25,565
Real Estate (0.0%): (a)
Nexity SA (d)	39,832	1,224
Utilities (0.3%):
Engie SA (b)	481,762	5,725
Rubis SCA	31,692	1,518
		7,243
		236,789
Georgia (0.0%): (a)
Financials (0.0%): (a)
Bank of Georgia Group PLC	81,176	928
Germany (5.2%):
Communication Services (0.1%):
CTS Eventim AG & Co. KGaA (b)	20,404	929
New Work SE	2,314	730
		1,659
Consumer Discretionary (0.3%):
Ceconomy AG (b)	288,985	857
Daimler AG Registered Shares (b)	148,499	5,533
HelloFresh SE (b)	62,788	2,567
Hornbach Holding AG & Co. KGaA	12,246	882
		9,839
Consumer Staples (0.1%):
METRO AG	99,335	929
Suedzucker AG	40,213	602
		1,531
Energy (0.0%): (a)
CropEnergies AG	81,695	802

See notes to financial statements.

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (1.0%):
Allianz SE	134,177	$24,314
Hannover Rueck SE	22,011	3,554
Wuestenrot & Wuerttembergische AG	23,750	434
		28,302
Health Care (0.3%):
Compugroup Medical SE	20,554	1,684
Dermapharm Holding SE	26,892	1,451
Eckert & Ziegler Strahlen- und Medizintechnik AG	6,012	951
Evotec SE (b) (d)	52,920	1,440
Fresenius Medical Care AG & Co. KGaA (b)	35,610	3,012
		8,538
Industrials (0.8%):
Amadeus Fire AG (b)	7,802	879
Cewe Stiftung & Co. KGaA	4,728	484
Deutsche Post AG Registered Shares (b)	73,725	2,308
Hamburger Hafen Und Logistik AG	27,757	453
Siemens AG	68,922	7,598
Varta AG (b) (d)	25,694	2,654
Washtec AG (b)	211,461	8,703
		23,079
Information Technology (1.5%):
LPKF Laser & Electronics AG (b)	50,625	1,200
SAP SE	300,457	38,340
TeamViewer AG (b)	49,457	2,511
		42,051
Materials (0.1%):
HeidelbergCement AG (b)	22,665	1,134
Salzgitter AG (b)	35,729	481
		1,615
Real Estate (0.8%):
alstria Office REIT-AG (b)	107,213	1,563
DIC Asset AG	176,007	2,290
Leg Immobilien AG (b)	20,946	2,621
Sirius Real Estate Ltd.	1,350,661	1,338
Vonovia SE	259,352	14,915
		22,727
Utilities (0.2%):
E.ON SE	344,295	3,652
Encavis AG (d)	181,538	2,476
		6,128
		146,271

See notes to financial statements.

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Hong Kong (2.4%):
Communication Services (0.4%):
China Mobile Ltd.	732,698	$5,181
China Unicom Hong Kong Ltd.	7,193,515	4,183
HKT Trust & HKT Ltd.	1,309,000	1,862
NetDragon Websoft Holdings Ltd.	607,000	1,520
		12,746
Consumer Discretionary (0.1%):
Perfect Shape Medical Ltd.	1,644,000	455
Xinyi Glass Holdings Ltd.	1,282,000	1,362
		1,817
Consumer Staples (0.2%):
Sun Art Retail Group Ltd.	2,212,500	3,406
Vinda International Holdings Ltd.	658,000	2,003
		5,409
Energy (0.1%):
CNOOC Ltd.	1,580,208	1,806
Kunlun Energy Co. Ltd.	2,776,000	1,712
		3,518
Financials (0.6%):
AIA Group Ltd.	1,690,600	13,873
BOC Hong Kong Holdings Ltd.	750,500	2,114
		15,987
Health Care (0.0%): (a)
The United Laboratories International Holdings Ltd.	896,000	800
Industrials (0.2%):
CK Hutchison Holdings Ltd.	444,000	2,734
Johnson Electric Holdings Ltd.	887,000	1,526
SITC International Holdings Co. Ltd.	1,342,000	1,273
		5,533
Information Technology (0.1%):
Cowell E Holdings, Inc.	2,464,000	502
VTech Holdings Ltd.	192,800	1,167
		1,669
Real Estate (0.7%):
CK Asset Holdings Ltd.	3,582,984	19,680
		19,680
Utilities (0.0%): (a)
China Water Affairs Group Ltd. (d)	1,834,000	1,226
		68,385
Hungary (0.1%):
Financials (0.1%):
OTP Bank Nyrt (b)	73,040	2,458

See notes to financial statements.

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
India (0.6%):
Communication Services (0.1%):
Zee Entertainment Enterprises Ltd.	646,088	$1,575
Energy (0.1%):
Oil & Natural Gas Corp. Ltd.	1,344,988	1,487
Reliance Industries Ltd.	129,721	2,520
		4,007
Financials (0.1%):
Canara Bank (b)	804,408	897
HDFC Bank Ltd.	145,496	1,842
Power Finance Corp. Ltd.	1,218,757	1,217
		3,956
Health Care (0.1%):
Ipca Laboratories Ltd.	160,335	3,164
Information Technology (0.1%):
HCL Technologies Ltd.	308,770	2,254
Utilities (0.1%):
NTPC Ltd.	296,829	385
Power Grid Corp. of India Ltd.	801,384	1,673
		2,058
		17,014
Indonesia (0.2%):
Communication Services (0.1%):
PT Sarana Menara Nusantara Tbk (b)	27,657,200	1,809
Financials (0.0%): (a)
PT Bank Mandiri Persero Tbk	3,081,352	949
Industrials (0.1%):
PT Wijaya Karya Persero Tbk (b)	25,377,700	1,895
		4,653
Ireland (1.2%):
Communication Services (0.2%):
WPP PLC	548,875	4,176
Financials (0.1%):
AIB Group PLC	1,308,003	1,443
Bank of Ireland Group PLC	953,277	1,702
		3,145
Health Care (0.1%):
ICON PLC (b)	24,511	4,129
Industrials (0.8%):
Experian PLC	627,276	21,997
		33,447

See notes to financial statements.

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Israel (0.3%):
Financials (0.1%):
Plus500 Ltd.	217,502	$3,551
Industrials (0.1%):
Ashtrom Group Ltd. (d)	38,400	510
Danel Adir Yeoshua Ltd.	10,318	1,059
Elco Ltd.	21,562	794
		2,363
Information Technology (0.0%): (a)
Nova Measuring Instruments Ltd. (b)	26,600	1,269
Real Estate (0.1%):
Alony Hetz Properties & Investment Ltd.	93,313	1,070
Melisron Ltd.	23,273	891
Mivne Real Estate KD Ltd. (b)	282,317	601
		2,562
		9,745
Italy (3.7%):
Consumer Discretionary (0.0%): (a)
Unieuro SpA (c)	64,433	586
Energy (0.3%):
Eni SpA	658,979	5,992
Saipem SpA	797,716	1,912
		7,904
Financials (1.1%):
Assicurazioni Generali SpA	195,579	2,726
Banca Farmafactoring SpA (b) (c)	155,188	923
Banca Generali SpA (b)	692,767	18,899
Banca Sistema SpA (b) (c)	289,805	443
BPER Banca (b) (d)	328,573	792
UniCredit SpA	547,046	4,682
Unipol Gruppo SpA (b)	377,884	1,334
		29,799
Health Care (0.6%):
Recordati SpA	376,802	17,157
Industrials (0.1%):
ASTM SpA (b)	59,776	1,233
Fiera Milano SpA	135,067	512
Leonardo SpA (b)	159,629	1,002
		2,747
Materials (0.0%): (a)
Buzzi Unicem SpA	64,972	1,299
Real Estate (0.0%): (a)
Immobiliare Grande Distribuzione SIIQ SpA (b)	154,525	560

See notes to financial statements.

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (1.6%):
ACEA SpA	121,164	$2,349
Enel SpA	4,998,912	38,645
Hera SpA	823,461	3,154
Iren SpA	174,937	437
		44,585
		104,637
Japan (24.6%):
Communication Services (2.2%):
DeNA Co. Ltd.	169,821	2,336
Dip Corp.	43,000	1,012
Fuji Media Holdings, Inc.	92,074	925
Gree, Inc.	390,767	1,606
Internet Initiative Japan, Inc.	52,800	1,863
Kakaku.com, Inc.	420,700	10,218
KDDI Corp.	119,100	3,477
Nexon Co. Ltd.	145,300	3,028
Nintendo Co. Ltd.	6,200	2,521
Nippon Telegraph & Telephone Corp.	1,187,000	27,021
Nippon Television Holdings, Inc.	177,617	2,056
SKY Perfect JSAT Holdings, Inc.	333,800	1,361
TV Asahi Holdings Corp.	126,300	1,984
Z Holdings Corp.	824,162	3,390
		62,798
Consumer Discretionary (4.2%):
Benesse Holdings, Inc.	16,346	443
Daido Metal Co. Ltd.	79,400	421
DCM Holdings Co. Ltd.	123,700	1,285
Doutor Nichires Holdings Co. Ltd.	34,400	586
Exedy Corp.	26,500	428
Foster Electric Co. Ltd.	39,500	451
Hikari Tsushin, Inc.	67,600	14,828
Honda Motor Co. Ltd.	400,892	10,440
Honeys Holdings Co. Ltd. (d)	126,000	1,450
Isuzu Motors Ltd.	228,800	2,149
KFC Holdings Japan Ltd.	28,000	693
Komeri Co. Ltd.	63,200	1,564
Mitsubishi Motors Corp.	638,464	1,809
Nikon Corp.	291,063	2,679
Nissan Motor Co. Ltd.	751,552	2,849
Nojima Corp.	26,700	623
Shimamura Co. Ltd.	63,728	4,488
Sony Corp.	141,100	9,140
Sumitomo Forestry Co. Ltd.	39,000	496
Sumitomo Riko Co. Ltd.	96,400	568
Takashimaya Co. Ltd.	180,500	1,738
Tama Home Co. Ltd. (d)	169,500	2,057
Tamron Co. Ltd.	110,700	2,087
See notes to financial statements.

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Tokyo Dome Corp. (d)	151,600	$1,266
Tokyotokeiba Co. Ltd.	54,000	1,780
Topre Corp.	70,900	856
Torikizoku Co. Ltd.	30,700	535
Toyota Motor Corp.	833,200	52,517
		120,226
Consumer Staples (1.7%):
Arcs Co. Ltd.	60,200	1,222
Cawachi Ltd.	31,700	775
Heiwado Co. Ltd.	29,500	530
Hokuto Corp.	60,400	1,126
Kewpie Corp.	95,000	1,862
Key Coffee, Inc.	29,600	646
Kobe Bussan Co. Ltd. (d)	278,800	14,512
Life Corp.	23,700	746
Marudai Food Co. Ltd.	20,100	364
Matsumotokiyoshi Holdings Co. Ltd.	378,800	14,193
Nihon Chouzai Co. Ltd.	45,200	725
Niitaka Co. Ltd.	46,800	1,587
Nippon Suisan Kaisha Ltd.	407,000	1,894
Prima Meat Packers Ltd.	49,300	1,212
Showa Sangyo Co. Ltd.	19,300	591
The Nisshin Oillio Group Ltd.	47,700	1,530
Toyo Suisan Kaisha Ltd.	62,000	3,249
Transaction Co. Ltd.	93,300	892
Yokohama Reito Co. Ltd.	120,700	1,029
		48,685
Energy (0.2%):
Inpex Corp.	609,538	4,269
Japan Petroleum Exploration Co. Ltd.	45,700	862
		5,131
Financials (3.3%):
Credit Saison Co. Ltd.	132,900	1,589
Dai-ichi Life Holdings, Inc.	277,799	3,645
Fuyo General Lease Co. Ltd.	13,900	800
Jaccs Co. Ltd.	30,300	533
Jafco Co. Ltd.	228,000	7,675
Mitsubishi UFJ Financial Group, Inc.	5,271,894	21,887
Mizuho Financial Group, Inc.	1,197,000	1,494
Nomura Holdings, Inc.	671,098	2,893
North Pacific Bank Ltd.	601,200	1,139
ORIX Corp.	276,300	3,657
Resona Holdings, Inc.	1,259,062	4,554
Ricoh Leasing Co. Ltd.	27,500	802
Shinsei Bank Ltd.	134,300	1,718
Sumitomo Mitsui Financial Group, Inc.	310,546	9,014
Sumitomo Mitsui Trust Holdings, Inc.	203,503	6,021
Suruga Bank Ltd.	389,600	1,418

See notes to financial statements.

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
T&D Holdings, Inc.	701,259	$6,371
The 77 Bank Ltd.	127,500	1,824
The Hyakujushi Bank Ltd.	30,200	552
The Juroku Bank Ltd.	40,900	800
Tokio Marine Holdings, Inc.	338,800	14,703
TOMONY Holdings, Inc.	165,100	534
		93,623
Health Care (2.7%):
Alfresa Holdings Corp.	37,000	747
Astellas Pharma, Inc.	215,800	3,857
Daito Pharmaceutical Co. Ltd.	22,800	923
Eisai Co. Ltd.	29,676	2,330
Hoya Corp.	314,300	29,578
Kaken Pharmaceutical Co. Ltd.	15,000	827
Shin Nippon Biomedical Laboratories Ltd. (d)	83,200	501
Shionogi & Co. Ltd.	371,500	22,033
Suzuken Co. Ltd.	69,000	2,511
Takeda Pharmaceutical Co. Ltd.	212,071	8,297
Torii Pharmaceutical Co. Ltd.	56,400	1,699
Towa Pharmaceutical Co. Ltd.	82,900	1,754
Vital KSK Holdings, Inc.	79,200	786
		75,843
Industrials (4.5%):
Bunka Shutter Co. Ltd.	152,000	1,138
Central Japan Railway Co.	10,300	1,766
Chiyoda Corp. (b) (d)	179,987	452
CTI Engineering Co. Ltd.	48,600	794
Duskin Co. Ltd.	28,000	767
en-japan, Inc.	276,800	7,488
Fuji Electric Co. Ltd.	559,600	14,952
Furukawa Co. Ltd.	70,000	727
Hino Motors Ltd.	214,900	1,457
Hitachi Construction Machinery Co. Ltd.	529,600	13,972
IDEA Consultants, Inc.	24,200	399
Inabata & Co. Ltd.	57,300	703
ITOCHU Corp.	723,000	15,550
JGC Holdings Corp.	334,150	3,604
Kamigumi Co. Ltd.	36,100	708
Kandenko Co. Ltd.	315,000	2,881
Kawada Technologies, Inc.	9,000	426
Kyowa Exeo Corp.	252,700	5,822
Mitsubishi Electric Corp.	172,900	2,283
Mitsubishi Heavy Industries Ltd.	70,776	1,838
Mitsui & Co. Ltd.	176,000	2,677
Mitsui-Soko Holdings Co. Ltd.	75,500	1,127
Nikkon Holdings Co. Ltd.	63,200	1,283
Nippon Sheet Glass Co. Ltd.	357,000	1,362
NSK Ltd.	94,600	696
Obayashi Corp.	209,300	1,941

See notes to financial statements.

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
OKUMA Corp.	149,300	$6,239
Organo Corp.	53,900	3,043
OSJB Holdings Corp.	433,900	999
PS Mitsubishi Construction Co. Ltd.	130,500	673
Relia, Inc.	244,700	2,780
Sanki Engineering Co. Ltd.	157,000	2,004
Sankyo Tateyama, Inc. (d)	42,600	382
Sanwa Holdings Corp.	1,134,100	9,746
SEC Carbon Ltd. (d)	12,600	821
Secom Co. Ltd.	29,700	2,578
Seino Holdings Co. Ltd.	41,400	565
Sintokogio Ltd.	53,700	395
SWCC Showa Holdings Co. Ltd.	50,600	546
Taisei Corp.	45,800	1,591
Takara Standard Co. Ltd.	40,200	589
Tanseisha Co. Ltd.	131,600	921
Tekken Corp.	30,000	620
THK Co. Ltd.	110,751	2,898
Tokyu Construction Co. Ltd.	376,600	2,059
Toyo Construction Co. Ltd.	254,400	1,016
Wakita & Co. Ltd.	113,400	1,088
Will Group, Inc.	137,400	935
		129,301
Information Technology (3.2%):
Advantest Corp.	58,600	2,909
Canon, Inc.	96,533	1,983
Citizen Watch Co. Ltd.	431,506	1,547
Cybernet Systems Co. Ltd.	217,100	1,365
Denki Kogyo Co. Ltd.	16,600	409
FUJIFILM Holdings Corp.	48,400	2,220
Fujitsu Ltd.	270,341	27,862
Future Corp.	30,100	502
Hitachi Ltd.	67,000	2,164
Hosiden Corp.	186,700	1,634
Ines Corp.	86,800	1,128
Mimasu Semiconductor Industry Co. Ltd.	113,600	2,373
Murata Manufacturing Co. Ltd.	58,400	3,285
Nippon Signal Co. Ltd.	70,300	793
Nohmi Bosai Ltd.	66,400	1,244
NSD Co. Ltd.	78,600	1,228
Obic Co. Ltd.	14,400	2,502
Oracle Corp.	126,900	14,849
PCA Corp. (d)	32,000	1,252
Restar Holdings Corp.	67,700	1,315
Roland DG Corp.	34,000	398
Ryoyo Electro Corp.	50,800	1,262
Seikoh Giken Co. Ltd. (d)	26,100	627
SUMCO Corp.	99,500	1,537
TIS, Inc.	67,500	1,435
TKC Corp.	16,900	885

See notes to financial statements.

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Tokyo Electron Device Ltd.	41,700	$1,096
Ulvac, Inc.	297,300	8,980
United, Inc.	104,100	1,119
		89,903
Materials (0.8%):
Daiki Aluminium Industry Co. Ltd.	78,800	447
Godo Steel Ltd.	41,800	827
Hokuetsu Corp.	117,200	443
JSR Corp.	165,565	3,262
Kanto Denka Kogyo Co. Ltd.	153,900	1,332
Kureha Corp.	83,500	3,690
Nasu Denki Tekko Co. Ltd. (d)	7,300	585
Nippon Pillar Packing Co. Ltd.	73,700	985
Nitto Denko Corp.	68,537	3,722
Rengo Co. Ltd.	180,200	1,424
Shin-Etsu Chemical Co. Ltd.	16,600	1,944
Tosoh Corp.	97,200	1,356
Ube Industries Ltd.	126,500	2,264
		22,281
Real Estate (1.0%):
Daiwa House Industry Co. Ltd.	96,200	2,387
Goldcrest Co. Ltd.	80,500	1,180
Kenedix Retail REIT Corp.	871	1,620
Kenedix, Inc.	219,900	1,196
Mirai Corp.	3,099	1,138
Mitsubishi Estate Co. Ltd.	227,690	3,619
Open House Co. Ltd.	44,200	1,219
SAMTY Co. Ltd. (d)	119,700	1,633
Sekisui House REIT, Inc.	1,119	695
Sumitomo Realty & Development Co. Ltd.	333,800	9,245
Takara Leben Co. Ltd.	327,600	1,142
Takara Leben Real Estate Investment Corp.	1,656	1,395
Tosei Corp.	108,700	1,080
		27,549
Utilities (0.8%):
Chubu Electric Power Co., Inc.	1,360,100	18,336
Electric Power Development Co. Ltd.	40,400	765
Hokkaido Electric Power Co., Inc.	294,100	1,191
The Kansai Electric Power Co., Inc.	164,800	1,645
		21,937
		697,277
Jersey (0.1%):
Materials (0.1%):
Centamin PLC	1,183,049	2,408
		2,408

See notes to financial statements.

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Korea, Republic Of (1.2%):
Communication Services (0.3%):
KT Corp.	236,943	$4,646
NCSoft Corp.	4,014	2,564
		7,210
Consumer Discretionary (0.0%): (a)
Hankook Tire & Technology Co. Ltd.	75,470	1,434
Consumer Staples (0.2%):
GS Retail Co. Ltd.	53,934	1,859
Orion Corp.	33,764	3,600
		5,459
Financials (0.3%):
KB Financial Group, Inc.	156,012	4,258
Shinhan Financial Group Co. Ltd.	158,107	3,865
		8,123
Health Care (0.1%):
Seegene, Inc.	26,160	2,474
Industrials (0.0%): (a)
Samsung Engineering Co. Ltd. (b)	144,688	1,422
Information Technology (0.3%):
LG Innotek Co. Ltd.	31,211	3,740
Samsung Electronics Co. Ltd.	127,696	5,259
		8,999
		35,121
Luxembourg (0.1%):
Communication Services (0.1%):
RTL Group SA (b)	46,433	1,579
Real Estate (0.0%): (a)
Corestate Capital Holding SA (b)	21,652	439
		2,018
Macau (0.4%):
Consumer Discretionary (0.4%):
Wynn Macau Ltd.	6,094,400	10,439
Malaysia (0.2%):
Financials (0.2%):
CIMB Group Holdings Bhd	1,963,669	1,707
RHB Bank Bhd	2,813,200	3,092
		4,799
Mexico (0.0%): (a)
Industrials (0.0%): (a)
Grupo Aeroportuario del Centro Norte SAB de CV (b)	357,815	1,576

See notes to financial statements.

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Netherlands (3.7%):
Communication Services (0.5%):
Koninklijke KPN NV	5,693,454	$13,915
VEON Ltd., ADR	980,771	1,461
		15,376
Consumer Discretionary (0.1%):
Prosus NV (b)	47,749	3,984
Consumer Staples (0.2%):
Koninklijke Ahold Delhaize NV	179,132	4,541
Energy (0.3%):
Royal Dutch Shell PLC Class B	476,379	7,272
Financials (1.2%):
ABN AMRO Bank NV (c)	437,535	3,481
Euronext NV (c)	42,966	3,991
ING Groep NV	3,622,884	23,551
NN Group NV	66,076	2,028
		33,051
Health Care (0.0%): (a)
Pharming Group NV (b)	550,534	817
Industrials (1.3%):
Alfen Beheer BV (b) (c)	107,486	3,358
Intertrust NV (c)	31,389	496
PostNL NV	830,661	1,238
Signify NV (b) (c)	24,255	522
Wolters Kluwer NV	381,871	30,473
		36,087
Information Technology (0.1%):
ASM International NV	22,321	2,603
ASML Holding NV	5,528	1,811
		4,414
		105,542
New Zealand (0.5%):
Health Care (0.5%):
Fisher & Paykel Healthcare Corp. Ltd.	622,183	11,596
Metlifecare Ltd.	337,921	882
Summerset Group Holdings Ltd.	113,126	422
		12,900
Information Technology (0.0%): (a)
Pushpay Holdings Ltd. (b)	264,572	1,262
		14,162
Norway (1.2%):
Consumer Staples (0.1%):
Salmar ASA	24,946	1,126

See notes to financial statements.

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Energy (0.4%):
Aker BP ASA	414,528	$6,705
Equinor ASA	290,495	4,240
		10,945
Financials (0.6%):
DNB ASA (b)	150,047	2,049
Norwegian Finans Holding ASA (b)	394,887	2,818
SpareBank 1 SMN	1,582,586	12,717
		17,584
Materials (0.1%):
Norsk Hydro ASA (b)	1,464,418	3,725
Utilities (0.0%): (a)
Fjordkraft Holding ASA (c)	124,399	1,070
		34,450
Portugal (0.2%):
Communication Services (0.1%):
NOS SGPS SA (b)	424,938	1,740
		1,740
Consumer Staples (0.0%): (a)
Sonae SGPS SA	1,921,674	1,439
Energy (0.1%):
Galp Energia SGPS SA	188,767	2,246
Industrials (0.0%): (a)
CTT-Correios de Portugal SA (b)	312,669	712
Utilities (0.0%): (a)
Redes Energeticas Nacionais SA	431,358	1,155
		7,292
Russian Federation (0.8%):
Energy (0.3%):
Gazprom PJSC, ADR	630,770	3,564
LUKOIL PJSC, ADR	61,676	4,643
		8,207
Financials (0.1%):
Sberbank of Russia PJSC	673,760	1,937
Sberbank of Russia PJSC, ADR	198,328	2,269
		4,206
Materials (0.4%):
Evraz PLC	2,079,082	7,284
Petropavlovsk PLC (b) (d)	6,700,734	2,052
Polymetal International PLC	77,836	1,564
		10,900
		23,313

See notes to financial statements.

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Singapore (0.5%):
Communication Services (0.0%): (a)
StarHub Ltd.	864,400	$832
Consumer Staples (0.0%): (a)
Sheng Siong Group Ltd.	452,200	503
Financials (0.1%):
DBS Group Holdings Ltd.	118,600	1,641
Singapore Exchange Ltd.	374,600	2,202
		3,843
Industrials (0.0%): (a)
Frencken Group Ltd. (b)	1,599,200	904
Information Technology (0.1%):
AEM Holdings Ltd.	539,800	1,177
Real Estate (0.3%):
AIMS APAC REIT	487,700	440
First Real Estate Investment Trust	1,562,900	982
Keppel DC REIT	1,726,900	3,152
UOL Group Ltd. (b)	240,300	1,168
Yanlord Land Group Ltd. (b)	1,560,900	1,220
		6,962
		14,221
South Africa (0.4%):
Communication Services (0.2%):
MTN Group Ltd.	381,059	1,182
Naspers Ltd. Class N	19,747	3,218
		4,400
Materials (0.2%):
Gold Fields Ltd.	334,428	2,583
Impala Platinum Holdings Ltd.	227,639	1,521
Kumba Iron Ore Ltd.	77,029	2,082
		6,186
		10,586
Spain (1.5%):
Communication Services (0.7%):
Masmovil Ibercom SA (b)	193,613	4,042
Telefonica SA	3,368,408	15,771
		19,813
Consumer Discretionary (0.1%):
CIE Automotive SA	59,681	1,078
Industria de Diseno Textil SA	66,460	1,851
		2,929
Consumer Staples (0.1%):
Viscofan SA	39,479	2,593

See notes to financial statements.

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (0.3%):
Banco Santander SA	1,954,208	$4,467
CaixaBank SA	2,223,137	4,135
		8,602
Health Care (0.0%): (a)
Faes Farma SA	288,613	1,165
Industrials (0.2%):
ACS Actividades de Construccion y Servicios SA	113,222	2,897
Sacyr SA	608,441	1,193
		4,090
Utilities (0.1%):
Atlantica Sustainable Infrastructure PLC	80,925	2,120
		41,312
Sweden (3.5%):
Communication Services (0.2%):
Paradox Interactive AB	73,476	1,623
Stillfront Group AB (b)	33,162	2,446
		4,069
Consumer Discretionary (0.2%):
Evolution Gaming Group AB (b) (c)	110,224	6,484
Consumer Staples (0.3%):
Axfood AB	96,137	2,157
Essity AB Class B (b)	97,795	3,241
Swedish Match AB	52,441	3,662
		9,060
Energy (0.0%): (a)
Tethys Oil AB Registered Shares (b)	148,332	47
Tethys Oil AB	148,332	737
		784
Financials (0.1%):
Skandinaviska Enskilda Banken AB Class A (b)	243,463	2,120
Health Care (0.2%):
Biotage AB (b)	112,961	1,742
Getinge AB Class B (b)	106,108	1,971
Swedish Orphan Biovitrum AB (b)	116,487	2,545
Vitrolife AB (b) (d)	24,657	506
		6,764
Industrials (1.9%):
Atlas Copco AB Class B	931,852	33,138
Coor Service Management (b) (c)	123,324	766
Epiroc AB Class B	686,356	7,700
Instalco AB	54,919	882
Inwido AB (b)	172,325	1,100
Lindab International AB	116,335	1,187

See notes to financial statements.

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Loomis AB Class B (b)	31,652	$801
NCC AB Class B	44,412	707
Nobina AB (b) (c)	187,079	1,097
Nolato AB Class B (b)	47,110	3,198
Sandvik AB (b)	126,690	2,119
Volvo AB Class B	163,574	2,335
		55,030
Information Technology (0.2%):
Fortnox AB	86,702	2,394
Mycronic AB (b)	57,956	1,026
Pricer AB Class B	301,415	680
Telefonaktiebolaget LM Ericsson Class B	198,175	1,816
		5,916
Materials (0.2%):
Boliden AB	167,716	3,667
Svenska Cellulosa AB SCA Class B (b)	55,754	698
		4,365
Real Estate (0.2%):
Fastighets AB Balder Class B (b)	50,624	2,080
Klovern AB	308,464	492
Nyfosa AB (b)	331,829	2,182
		4,754
		99,346
Switzerland (9.9%):
Communication Services (0.1%):
Sunrise Communications Group AG (c)	13,413	1,126
Consumer Staples (2.8%):
Barry Callebaut AG Registered Shares	789	1,592
Coca-Cola HBC AG	57,238	1,449
Nestle SA Registered Shares	709,322	77,040
		80,081
Financials (1.5%):
Cembra Money Bank AG	107,910	10,725
Helvetia Holding AG Registered Shares	16,751	1,494
Julius Baer Group Ltd.	56,391	2,428
Swiss Life Holding AG	13,226	4,689
UBS Group AG Registered Shares	2,237,391	23,960
		43,296
Health Care (4.4%):
Bachem Holding AG Registered Shares	4,693	1,200
Galenica AG (c)	85,763	6,355
Lonza Group AG Registered Shares	6,315	3,120
Novartis AG Registered Shares	572,158	49,825
Roche Holding AG	186,530	64,769
		125,269

See notes to financial statements.

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (0.4%):
Adecco Group AG	138,516	$6,662
Belimo Holding AG Class R	547	4,147
Interroll Holding AG Class R	254	558
		11,367
Information Technology (0.2%):
Logitech International SA Class R	61,799	3,673
STMicroelectronics NV	107,554	2,671
		6,344
Materials (0.4%):
Gurit Holding AG Class BR	818	1,245
LafargeHolcim Ltd.	167,675	6,993
SIG Combibloc Group AG	97,162	1,636
Vetropack Holding AG (b)	17,275	1,082
		10,956
Real Estate (0.1%):
Allreal Holding AG	9,274	1,800
		280,239
Taiwan (0.9%):
Financials (0.2%):
Chailease Holding Co. Ltd.	659,000	2,569
Fubon Financial Holding Co. Ltd.	1,926,000	2,726
Shin Kong Financial Holding Co. Ltd.	5,893,467	1,641
		6,936
Information Technology (0.7%):
Accton Technology Corp.	535,000	4,313
Innolux Corp.	7,602,087	1,579
Radiant Opto-Electronics Corp.	555,000	1,911
Realtek Semiconductor Corp.	541,000	4,673
Taiwan Semiconductor Manufacturing Co. Ltd.	645,000	6,270
		18,746
		25,682
Thailand (0.2%):
Consumer Staples (0.1%):
Charoen Pokphand Foods PCL	2,031,300	2,017
Financials (0.1%):
Kasikornbank PCL	1,102,677	3,344
		5,361
United Arab Emirates (0.1%):
Financials (0.1%):
Emirates NBD Bank PJSC	736,683	1,728

See notes to financial statements.

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
United Kingdom (12.4%):
Communication Services (0.3%):
BT Group PLC	2,180,026	$3,138
Future PLC	101,941	1,746
Vodafone Group PLC	1,244,794	2,047
		6,931
Consumer Discretionary (1.5%):
Barratt Developments PLC	309,038	1,911
Dunelm Group PLC	88,292	1,167
Fiat Chrysler Automobiles NV (b)	126,461	1,129
Games Workshop Group PLC	49,069	4,855
Gamesys Group PLC (b)	71,912	768
Halfords Group PLC	206,381	467
JD Sports Fashion PLC	273,077	2,238
Kingfisher PLC	1,662,623	4,035
Marks & Spencer Group PLC	1,128,884	1,370
Mitchells & Butlers PLC (b)	218,088	490
Moneysupermarket.com Group PLC	526,467	2,247
Next PLC	280,191	16,942
Pets at Home Group PLC	665,650	1,894
Redrow PLC	329,198	1,916
Vistry Group PLC	158,211	1,503
		42,932
Consumer Staples (2.7%):
British American Tobacco PLC	89,294	3,541
Cranswick PLC	33,620	1,535
Diageo PLC	640,863	22,356
Imperial Brands PLC	951,123	17,346
J Sainsbury PLC	2,054,560	4,926
Nomad Foods Ltd. (b)	31,000	657
Premier Foods PLC (b)	1,129,627	614
Tate & Lyle PLC	257,838	2,150
Tesco PLC	1,595,594	4,530
Unilever PLC	356,771	19,153
		76,808
Energy (1.4%):
BP PLC	5,785,314	22,119
Cairn Energy PLC (b)	900,330	1,399
Royal Dutch Shell PLC Class A	986,149	15,606
		39,124
Financials (2.0%):
3i Group PLC	338,436	3,463
Barclays PLC	1,023,716	1,463
Close Brothers Group PLC	807,867	10,818
HSBC Holdings PLC	2,473,423	11,389
IntegraFin Holdings PLC	183,512	1,220
Investec PLC	416,513	754

See notes to financial statements.

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Legal & General Group PLC	7,112,864	$17,558
Man Group PLC	1,622,986	2,856
Phoenix Group Holdings PLC	235,118	1,807
Standard Chartered PLC	909,448	4,148
TP ICAP PLC	382,667	1,616
		57,092
Health Care (0.8%):
AstraZeneca PLC	31,090	3,348
AstraZeneca PLC	1	—	(e)
Hikma Pharmaceuticals PLC	133,773	4,260
Smith & Nephew PLC	666,988	13,605
		21,213
Industrials (1.4%):
Aggreko PLC	175,470	1,028
Ashtead Group PLC	98,820	2,951
Avon Rubber PLC	15,983	649
Babcock International Group PLC	511,327	2,425
BAE Systems PLC	509,213	3,142
Bodycote PLC	55,452	417
Howden Joinery Group PLC	743,465	5,452
ITM Power PLC (b) (d)	152,892	544
Judges Scientific PLC	8,526	590
Morgan Sindall Group PLC	74,770	1,133
National Express Group PLC	382,942	1,033
Qinetiq Group PLC	151,936	558
RELX PLC	877,038	20,410
Stagecoach Group PLC	667,831	564
		40,896
Information Technology (0.3%):
Avast PLC (c)	138,125	861
Dialog Semiconductor PLC (b)	37,282	1,491
Softcat PLC	278,871	3,971
Spirent Communications PLC	583,839	1,813
		8,136
Materials (1.7%):
Anglo American PLC	399,715	8,460
Croda International PLC	140,932	9,066
Rio Tinto PLC	586,254	31,790
		49,316
Real Estate (0.2%):
Grainger PLC	382,222	1,363
Land Securities Group PLC	246,924	1,857
Safestore Holdings PLC	161,658	1,339
St. Modwen Properties PLC	111,420	467
The British Land Co. PLC	371,990	1,885
		6,911

See notes to financial statements.

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (0.1%):
Centrica PLC	2,962,019	$1,343
Pennon Group PLC	58,333	827
		2,170
		351,529
United States (0.1%):
Consumer Discretionary (0.1%):
Yum China Holdings, Inc.	39,883	1,848
Total Common Stocks (Cost $2,816,797)		2,770,753
Preferred Stocks (0.3%)
Brazil (0.1%):
Communication Services (0.1%):
Telefonica Brasil SA	191,800	1,695
Energy (0.0%): (a)
Petroleo Brasileiro SA	383,800	1,463
		3,158
Germany (0.2%):
Consumer Discretionary (0.2%):
Schaeffler AG	58,031	447
Volkswagen AG	34,632	5,127
		5,574
Total Preferred Stocks (Cost $11,328)		8,732
Exchange-Traded Funds (0.0%) (a)
United States (0.0%): (a)
iShares Core MSCI EAFE ETF	8,636	484
iShares Core MSCI Emerging Markets ETF	662	30
		514
Total Exchange-Traded Funds (Cost $433)		514
Collateral for Securities Loaned^ (2.3%)
United States (2.3%):
HSBC U.S. Government Money Market Fund I Shares, 0.13% (f)	56,467,124	56,467
Invesco Government & Agency Portfolio Institutional Shares, 0.12% (f)	8,342,730	8,343
Total Collateral for Securities Loaned (Cost $64,810)		64,810
Total Investments (Cost $2,893,368) — 100.4%		2,844,809
Liabilities in excess of other assets — (0.4)%		(12,656)
NET ASSETS — 100.00%		$2,832,153

  At May 31, 2020 the Fund's investments in foreign securities were 96.91% of net assets.

^  Purchased with cash collateral from securities on loan.

See notes to financial statements.

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2020

(a)  Amount represents less than 0.05% of net assets.

(b)  Non-income producing security.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of May 31, 2020, the fair value of these securities was $46,379 (thousands) and amounted to 1.6% of net assets.

(d)  All or a portion of this security is on loan.

(e)  Rounds to less than $1 thousand.

(f)  Rate disclosed is the daily yield on May 31, 2020.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

PCL — Public Company Limited

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See notes to financial statements.

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2020

(Amounts in Thousands, Except Per Share Amounts)

	USAA International Fund
Assets:
Investments, at value (Cost $2,893,368)	$2,844,809	(a)
Foreign currency, at value (Cost $6,202)	6,268
Cash and cash equivalents	22,396
Receivables:
Interest and dividends	12,833
Capital shares issued	575
Investments sold	10,784
Reclaims	10,374
From Adviser	5
Prepaid expenses	27
Total assets	2,908,071
Liabilities:
Payables:
Collateral received on loaned securities	64,810
Investments purchased	6,842
Capital shares redeemed	1,790
Accrued foreign capital gains taxes	18
Accrued expenses and other payables:
Investment advisory fees	1,728
Administration fees	287
Custodian fees	96
Transfer agent fees	231
Compliance fees	1
12b-1 fees	1
Other accrued expenses	114
Total liabilities	75,918
Net Assets:
Capital	2,967,547
Total distributable earnings/(loss)	(135,394)
Net assets	$2,832,153
Net Assets
Fund Shares	$1,391,279
Institutional Shares	1,431,107
Adviser Shares	6,402
Class R6 Shares	3,365
Total	$2,832,153
Shares (unlimited number of shares authorized with no par value):
Fund Shares	64,621
Institutional Shares	66,692
Adviser Shares	299
Class R6 Shares	156
Total	131,768
Net asset value, offering and redemption price per share: (b)
Fund Shares	$21.53
Institutional Shares	$21.46
Adviser Shares	$21.39
Class R6 Shares	$21.52

(a)  Includes $38,752 of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2020

(Amounts in Thousands)

USAA International Fund
Investment Income:
Dividends	$102,104
Interest	374
Securities lending (net of fees)	935
Foreign tax withholding	(10,500)
Total income	92,913
Expenses:
Investment advisory fees	25,471
Administration fees — Fund Shares	2,459
Administration fees — Institutional Shares	1,728
Administration fees — Adviser Shares	12
Administration fees — R6 Shares	2
Sub-Administration fees	86
12b-1 fees — Adviser Shares	20
Custodian fees	688
Transfer agent fees — Fund Shares	2,040
Transfer agent fees — Institutional Shares	1,728
Transfer agent fees — Adviser Shares	2
Transfer agent fees — Class R6 Shares	— (a)
Trustees' fees	49
Compliance fees	21
Legal and audit fees	156
State registration and filing fees	67
Interest expense on interfund lending	2
Line of credit fees	5
Other expenses	253
Total expenses	34,789
Expenses waived/reimbursed by Adviser	(91)
Expenses waived/reimbursed by AMCO	(5)
Net expenses	34,693
Net Investment Income (Loss)	58,220
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	557,252
Foreign taxes on realized gains	(2,985)
Net change in unrealized appreciation/depreciation on investment securities	(772,855)
Net change in accrued foreign taxes on unrealized gains	2,860
Net realized/unrealized gains (losses) on investments	(215,728)
Change in net assets resulting from operations	$(157,508)

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA International Fund
	Year Ended May 31, 2020	Year Ended May 31, 2019
From Investments:
Operations:
Net investment income (loss)	$58,220	$69,481
Net realized gains (losses) from investments	554,267	72,035
Net change in unrealized appreciation/depreciation on investments	(769,995)	(361,351)
Change in net assets resulting from operations	(157,508)	(219,835)
Distributions to Shareholders:
Fund Shares	(374,850)	(127,420)
Institutional Shares	(364,227)	(153,261)
Adviser Shares	(1,941)	(536)
Class R6 Shares	(1,190)	(364)
Change in net assets resulting from distributions to shareholders	(742,208)	(281,581)
Change in net assets resulting from capital transactions	49,137	(49,254)
Change in net assets	(850,579)	(550,670)
Net Assets:
Beginning of period	3,682,732	4,233,402
End of period	$2,832,153	$3,682,732
Capital Transactions:
Fund Shares
Proceeds from shares issued	$168,101	$201,762
Distributions reinvested	367,804	125,125
Cost of shares redeemed	(369,347)	(286,917)
Total Fund Shares	$166,558	$39,970
Institutional Shares
Proceeds from shares issued	$226,207	$212,013
Distributions reinvested	363,973	153,184
Cost of shares redeemed	(708,658)	(460,053)
Total Institutional Shares	$(118,478)	$(94,856)
Adviser Shares
Proceeds from shares issued	$1,350	$740
Distributions reinvested	309	6
Cost of shares redeemed	(727)	(114)
Total Adviser Shares	$932	$632
Class R6 Shares (b)
Proceeds from shares issued	$938	$5,000
Distributions reinvested	172	—
Cost of shares redeemed	(985)	—
Total Class R6 Shares	$125	$5,000
Change in net assets resulting from capital transactions	$49,137	$(49,254)

See notes to financial statements.

USAA Mutual Funds Trust	Statements of Changes in Net Assets — continued

(Amounts in Thousands)

	USAA International Fund
	Year Ended May 31, 2020	Year Ended May 31, 2019
Share Transactions:
Fund Shares
Issued	6,674	6,664
Reinvested	13,947	4,674
Redeemed	(14,914)	(9,590)
Total Fund Shares	5,707	1,748
Institutional Shares
Issued	9,486	7,022
Reinvested	13,849	5,739
Redeemed	(25,837)	(15,361)
Total Institutional Shares	(2,502)	(2,600)
Adviser Shares
Issued	47	25
Reinvested	12	— (a)
Redeemed	(30)	(3)
Total Adviser Shares	29	22
Class R6 Shares (b)
Issued	31	156
Reinvested	6	—
Redeemed	(37)	—
Total Class R6 Shares	— (a)	156
Change in Shares	3,234	(674)

(a)  Rounds to less than 1 thousand.

(b)  Class R6 commenced operations on August 17, 2018.

See notes to financial statements.

This page is intentionally left blank.

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments	Total Distributions
USAA International Fund
Fund Shares
Year Ended May 31, 2020	$28.70	0.44	(e)	(1.12)	(0.68)	(0.73)	(5.76)	(6.49)
Year Ended May 31, 2019	$32.82	0.53		(2.41)	(1.88)	(0.44)	(1.80)	(2.24)
Year Ended May 31, 2018	$31.16	0.60		2.08	2.68	(0.63)	(0.39)	(1.02)
Year Ended May 31, 2017	$26.40	0.42		4.76	5.18	(0.42)	—	(0.42)
Year Ended May 31, 2016	$30.90	0.35	(e)	(3.34)	(2.99)	(0.37)	(1.14)	(1.51)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Reflects total annual operating expenses for reductions of expenses paid indirectly for the May 31 fiscal years ended 2019, 2018, 2017, and 2016. Expenses paid indirectly decreased the expense ratio for each of these respective years by less than 0.01%.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  Per share net investment income (loss) has been calculated using the average daily shares method.

(f)  Reflects increased trading activity due to current year transition or asset allocation shift.

See notes to financial statements.

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Redemption Fees Added to Beneficial Interests	Net Asset Value, End of Period	Total Return*(a)	Net Expenses^(b)(c)	Net Investment Income (Loss)(b)	Gross Expenses(b)(c)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(d)
USAA International Fund
Fund Shares
Year Ended May 31, 2020	—	$21.53	(6.13)%	1.06%	1.68%	1.07%	$1,391,279	119	%(f)
Year Ended May 31, 2019	—	$28.70	(5.14)%	1.08%	1.76%	1.08%	$1,690,782	30%
Year Ended May 31, 2018	—	$32.82	8.61%	1.08%	1.58%	1.08%	$1,876,020	36%
Year Ended May 31, 2017	—	$31.16	19.87%	1.11%	1.33%	1.11%	$1,696,372	40%
Year Ended May 31, 2016	—	$26.40	(9.75)%	1.13%	1.27%	1.13%	$1,430,667	62%

(continues on next page)

See notes to financial statements.

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments	Total Distributions
USAA International Fund
Institutional Shares
Year Ended May 31, 2020	$28.61	0.47	(e)	(1.12)	(0.65)	(0.74)	(5.76)	(6.50)
Year Ended May 31, 2019	$32.72	0.56		(2.41)	(1.85)	(0.46)	(1.80)	(2.26)
Year Ended May 31, 2018	$31.07	0.64		2.06	2.70	(0.66)	(0.39)	(1.05)
Year Ended May 31, 2017	$26.34	0.45		4.74	5.19	(0.46)	—	(0.46)
Year Ended May 31, 2016	$30.82	0.47	(e)	(3.42)	(2.95)	(0.39)	(1.14)	(1.53)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Reflects total annual operating expenses for reductions of expenses paid indirectly for the May 31 fiscal years ended 2019, 2018, 2017, and 2016. Expenses paid indirectly decreased the expense ratio for each of these respective years by less than 0.01%.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  Per share net investment income (loss) has been calculated using the average daily shares method.

(f)  Reflects increased trading activity due to current year transition or asset allocation shift.

See notes to financial statements.

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period  (continued)

				Ratios to Average Net Assets			Supplemental Data
	Redemption Fees Added to Beneficial Interests	Net Asset Value, End of Period	Total Return*(a)	Net Expenses^(b)(c)	Net Investment Income (Loss)(b)	Gross Expenses(b)(c)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(d)
USAA International Fund
Institutional Shares
Year Ended May 31, 2020	—	$21.46	(6.05)%	0.99%	1.77%	0.99%	$1,431,107	119	%(f)
Year Ended May 31, 2019	—	$28.61	(5.06)%	1.00%	1.81%	1.00%	$1,979,758	30%
Year Ended May 31, 2018	—	$32.72	8.68%	1.00%	1.62%	1.00%	$2,349,281	36%
Year Ended May 31, 2017	—	$31.07	19.97%	1.00%	1.43%	1.00%	$2,308,470	40%
Year Ended May 31, 2016	—	$26.34	(9.61)%	1.00%	1.74%	1.00%	$1,996,349	62%

(continues on next page)
See notes to financial statements.

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments	Total Distributions
USAA International Fund
Adviser Shares
Year Ended May 31, 2020	$28.58	0.36	(e)	(1.10)	(0.74)	(0.69)	(5.76)	(6.45)
Year Ended May 31, 2019	$32.67	0.47		(2.41)	(1.94)	(0.35)	(1.80)	(2.15)
Year Ended May 31, 2018	$31.04	0.53		2.04	2.57	(0.55)	(0.39)	(0.94)
Year Ended May 31, 2017	$26.31	0.35		4.74	5.09	(0.36)	—	(0.36)
Year Ended May 31, 2016	$30.77	0.31		(3.35)	(3.04)	(0.28)	(1.14)	(1.42)
Class R6 Shares
Year Ended May 31, 2020	$28.66	0.49	(e)	(1.12)	(0.63)	(0.75)	(5.76)	(6.51)
August 17, 2018(h) through May 31, 2019	$32.01	0.52	(e)	(1.54)	(1.02)	(0.53)	(1.80)	(2.33)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Reflects total annual operating expenses for reductions of expenses paid indirectly for the May 31 fiscal years ended 2019, 2018, 2017, and 2016. Expenses paid indirectly decreased the expense ratio for each of these respective years by less than 0.01%.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  Per share net investment income (loss) has been calculated using the average daily shares method.

(f)  Amount is less than $0.005.

See notes to financial statements.

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period  (continued)

					Ratios to Average Net Assets				Supplemental Data
	Redemption Fees Added to Beneficial Interests		Net Asset Value, End of Period	Total Return*(a)	Net Expenses^(b)(c)		Net Investment Income (Loss)(b)	Gross Expenses(b)(c)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(d)
USAA International Fund
Adviser Shares
Year Ended May 31, 2020	—		$21.39	(6.37)%	1.35%		1.37%	1.39%	$6,402	119	%(i)
Year Ended May 31, 2019	—		$28.58	(5.39)%	1.35%		1.52%	1.41%	$7,715	30%
Year Ended May 31, 2018	—		$32.67	8.29%	1.35%		1.29%	1.42%	$8,101	36%
Year Ended May 31, 2017	—		$31.04	19.58%	1.35%		1.08%	1.51%	$7,540	40%
Year Ended May 31, 2016	—	(f)	$26.31	(9.94)%	1.37	%(g)	1.14%	1.46%	$6,362	62%
Class R6 Shares
Year Ended May 31, 2020	—		$21.52	(5.95)%	0.85%		1.83%	1.18%	$3,365	119	%(i)
August 17, 2018(h) through May 31, 2019	—		$28.66	(2.55)%	0.85%		2.19%	2.03%	$4,477	30%

(g)  Prior to October 1, 2015, AMCO had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.40% of the Adviser Shares' average daily net assets.

(h)  Commencement of operations.

(i)  Reflects increased trading activity due to current year transition or asset allocation shift.

See notes to financial statements.

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2020

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA International Fund (the "Fund"). The Fund offers four classes of shares: Fund Shares, Institutional Shares, Adviser Shares and R6 Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services ("SAS"), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings Inc., a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). The Transaction closed on July 1, 2019. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("VCM" or "Adviser"). Effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and Victory Capital Transfer Agency Company replaced SAS as the Fund's transfer agent. In addition, effective on that same date, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of May 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$88,834	$2,681,919	$—	$2,770,753
Preferred Stocks	3,158	5,574	—	8,732
Exchange-Traded Funds	514	—	—	514
Collateral for Securities Loaned	64,810	—	—	64,810
Total	$157,316	$2,687,493	$—	$2,844,809

For the year ended May 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs. ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of May 31, 2020, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund has been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non- cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of May 31, 2020.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$38,752	$—	$64,810

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., last four tax years which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, 12b-1 fees and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2020, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$3,939,888	$4,568,508

There were no purchases and sales of U.S. government securities during the year ended May 31, 2020.

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semiannual reports may be viewed at usaa.com. As of May 31, 2020, certain fund-of funds owned total outstanding shares of the Fund:

Affiliated USAA Mutual Funds	Ownership %
USAA Cornerstone Conservative Fund	0.2
USAA Cornerstone Equity Fund	1.0
USAA Target Retirement Income Fund	0.0	(a)
USAA Target Retirement 2020 Fund	0.0	(a)
USAA Target Retirement 2040 Fund	0.0	(a)
USAA Target Retirement 2050 Fund	0.0	(a)
USAA Target Retirement 2060 Fund	0.0	(a)

(a) Amount is less than 0.005%.

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory and Management Fees:

Effective with the Transaction on July 1, 2019, investment advisory services are provided to the Fund by the Adviser, a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

monthly at an annualized rate of 0.75% of the Fund's average daily net assets. The amount incurred and paid to VCM from July 1, 2019 through May 31, 2020, was $23,002 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

Prior to the Transaction on July 1, 2019, AMCO provided investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, AMCO was responsible for managing the business and affairs of the Fund, and for directly managing day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The investment management fee for the Fund was comprised of a base fee and a performance adjustment. The Fund's base fee was accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average daily net assets.

Effective with the Transaction on July 1, 2019, no performance adjustments will be made for periods beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.

Prior to the Transaction on July 1, 2019, the performance adjustment for each share class was accrued daily and calculated monthly by comparing the Fund's performance to that of the Lipper International Funds Index. The Lipper International Funds Index tracks the total return performance of funds within the Lipper International Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)(a)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper International Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period June 1, 2019 through June 30, 2019, performance adjustments for Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares were $56, $72, less than $1 thousand, and less than $1 thousand, respectively. For the Fund Shares, Institutional Shares, Adviser Shares and R6 Shares, the performance adjustments were less than 0.01% of net assets for all classes. Base fees incurred and paid to AMCO from June 1, 2019 through June 30, 2019, were $2,341 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

Effective with the Transaction on July 1, 2019, the Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager of managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Effective July 1, 2019, VCM entered into Investment Subadvisory Agreements with Lazard Asset Management LLC ("Lazard") and Wellington Management Company LLP ("Wellington Management") and terminated an Investment Subadvisory Agreement with MFS Investment Management ("MFS"). Lazard and Wellington Management each directed the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by VCM). These arrangements provide for monthly fees that are paid by VCM. VCM (not the Fund) pays the subadviser fees.

Prior to July 1, 2019, AMCO entered into Investment Subadvisory Agreements with Lazard, MFS, and Wellington Management under which each direct the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the AMCO). These arrangements provided for monthly fees that were paid by AMCO. AMCO (not the Fund) paid the subadviser fees.

Administration and Servicing Fees:

Effective with the Transaction on July 1, 2019, VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15% of average daily net assets for both the Fund Shares and Adviser Shares, 0.10% of average daily net assets of the Institutional Shares, and 0.05% of average daily net assets of the R6 Shares. Amounts incurred from July 1, 2019 through May 31, 2020, are $2,244, $1,560, $11, and $2 thousand for Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares, respectively. These amounts are reflected on the Statement of Operations as Administration fees.

Prior to the Transaction on July 1, 2019, AMCO provided certain administration and servicing functions for the Fund. For such services, AMCO received a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets for both the Fund Shares and Adviser Shares, 0.10% of average daily net assets of the Institutional Shares, and 0.05% of average daily net assets of the R6 Shares. Amounts incurred from June 1, 2019 through June 30, 2019, are $215, $168, $1, and less than $1 thousand for Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares, respectively. These amounts are reflected on the Statement of Operations as Administration fees.

Effective with the Transaction on July 1, 2019, the Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensates the Adviser for these services. The amount incurred during the period from July 1, 2019 to May 31, 2020, is reflected on the Statement of Operations as Compliance fees.

Effective with the Transaction on July 1, 2019, Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund under the Fund Administration, Servicing, and Accounting Agreement. The amount incurred during the period from July 1, 2019 through May 31, 2020, is reflected on the Statement of Operations as Sub-Administration fees.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund prior to the Transaction on July 1, 2019. The Board approved the reimbursement of a portion of these expenses incurred by AMCO. AMCO did not receive any fees from the Fund for these services.

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Transfer Agency Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Transfer Agency, Inc. ("VCTA"), (formerly, USAA Shareholder Account Services ("SAS")), provides transfer agency services to the Fund. VCTA, an affiliate of the Adviser, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' and 0.01% of the R6 Shares' average daily net assets, plus out-of pocket expenses. Amounts incurred and paid to VCTA from July 1, 2019 through May 31, 2020, was $1,867, $1,560, $2, and less than $1 thousand for the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares, respectively. Amounts incurred and paid to SAS from June 1, 2019 through June 30, 2019, was $173, $168, less than $1 thousand, and less than $1 thousand for the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares, respectively. These amounts are reflected on the Statement of Operations as Transfer Agent fees.

Effective with the Transaction on July 1, 2019, FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distribution and Service 12b-1 Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the Adviser Shares pursuant to a Distribution Agreement between the Distributor and the Trust. Effective on or about June 30, 2020, the Distributor's name will change to Victory Capital Services, Inc. Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of the Adviser Shares. Amounts incurred and paid to the Distributor from July 1, 2019 through May 31, 2020, are $18 thousand and reflected on the Statement of Operations as 12b-1 fees.

Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge.

Prior to the Transaction on July 1, 2019, the Fund adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares paid fees to USAA Investment Management Company ("IMCO"), the distributor, for distribution and shareholder services. IMCO paid all or a portion of such fees to intermediaries that made the Adviser Shares available for investment by their customers. The fee was accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average daily net assets. IMCO also provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and received no fee or other compensation for these services, but may have received 12b-1 fees as described above, with respect to Adviser Shares. Amounts incurred and paid to IMCO from June 1, 2019 through June 30, 2019, were $2 thousand and reflected on the Statement of Operations as 12b-1 fees.

Other Fees:

Prior to the Transaction on July 1, 2019, State Street Bank and Trust Company served as the Fund's accounting agent and custodian.

Effective July 1, 2019, Citibank, N.A., serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

Effective with the Transaction on July 1, 2019, the Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions,

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits.

Effective July 1, 2019 through May 31, 2020, the expense limit (excluding voluntary waivers) is 1.06%, 0.99%, 1.35%, and 0.85% for the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares, respectively.

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of May 31, 2020, the following amounts are available to be repaid to the Adviser (amounts in thousands).

Expires 05/31/2023
$91

The Adviser, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended May 31, 2020.

Prior to the Transaction on July 1, 2019, AMCO agreed, through September 30, 2019, to limit the total annual operating expenses of the Adviser Shares and R6 Shares to 1.35% and 0.85%, respectively, of their average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares and R6 Shares for all expenses in excess of those amounts. Effective with the Transaction on July 1, 2019, these expense limits are no longer in effect and is not available to be recouped by AMCO. For the period June 1, 2019 through June 30, 2019, amounts reimbursed by the Adviser Shares and R6 Shares are reflected on the Statement of Operations as Expenses waived/reimbursed by AMCO.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.

The COVID-19 pandemic, which has spread rapidly across the world, has led and will continue to lead for an unknown period of time to disruptions in local, regional, national and global markets and economies. Among other things, the outbreak has resulted in, and until fully resolved is likely to continue to result in, among other things (1) government imposition of various forms of "stay-at-home" orders and the closing of "non-essential" businesses, resulting in significant disruption to the businesses of many issuers as well as lay-offs of employees; (2) increased requests by issuers of debt instruments for amendments and waivers of agreements to avoid default and increased defaults; (3) volatility and disruption of markets, including greater volatility in pricing and spreads; and (4) rapidly evolving

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general.

The equity securities in the Fund's portfolio are subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of the company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than debt securities. In addition, the Fund invests primarily in foreign securities. There is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. These risks are particularly heightened in this Fund because investments in emerging-market countries generally are more volatile than investments in developed markets. Emerging-market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.

The Fund's performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions and developments in the countries or regions in which the Fund invests. As such, the Fund's performance could be more volatile than the performance of more geographically diversified funds.

The Fund may invest in securities of companies of any market capitalization and is subject to mid- and small-cap company risk, which is the greater risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records. Mid- and small-cap companies also may have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market in general and, therefore, may involve greater risk than investing in the securities of larger companies.

7. Borrowing and Interfund Lending:

Line of Credit:

Effective with the Transaction on July 1, 2019, the Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex could borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under line of credit fees.

Prior to the Transaction on July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation ("CAPCO") terminated. For the period from June 1, 2019 to June 30, 2019, the Fund paid CAPCO facility fees of $8 thousand.

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

The average borrowing for the days outstanding and average interest rate for the Fund during the year ended May 31, 2020 were as follows (amounts in thousands):

Amount Outstanding at May 31, 2020	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate	Maximum Borrowing During the Period
$—	$8,983	6	2.99%	$21,500

*  For the year ended May 31, 2020, based on the number of days borrowings were outstanding.

Interfund Lending:

Effective with the Transaction on July 1, 2019, the Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Funds Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interest expense on Interfund lending. As a Lender, interest earned by the Fund, if any, during the period is reflected on the Statement of Operations under Income on Interfund lending.

The average borrowing for the days outstanding and average interest rate for the Fund during the year ended May 31, 2020 were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at May 31, 2020	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$3,642	11	3.01%	$5,500

*  For the year ended May 31, 2020, based on the number of days borrowings were outstanding.

8. Federal Income Tax Information:

The Fund intends to declare daily and distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2020, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended May 31, 2020			Year Ended May 31, 2019
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$98,693	$643,515	$742,208	$87,922	$193,659	$281,581

As of May 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Deficit)
$20,036	$(63,491)	$(91,939)	$(135,394)

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31 and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31 and specified losses incurred after October 31. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and passive foreign investment company adjustments.

At May 31, 2020, the Fund had no capital loss carryforwards for federal income tax purposes.

As of May 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,937,005	$367,116	$(459,312)	$(92,196)

9. Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the 1940 Act. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital, as the administrator of the LRMP. At an in-person meeting held on February 26, 2020, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

10. Subsequent Events:

The Board of Trustees of USAA Mutual Funds Trust has approved redesignating the Fund's current Adviser Shares as "Class A" shares ("Redesignation"). This change was effective beginning on June 29th, 2020.

Class A shares will be available for purchase through financial intermediaries and the Fund will pay ongoing distribution and/or service (12b-1) fees at annual rate of up to 0.25% of the average daily net assets of its Class A shares. In addition, the Transfer Agency fee will convert to an annual basis point rate of 0.10% of daily net assets of its Class A shares from its current flat per account fee. Class A shares will be offered and sold at their public offering price, which is the NAV per share plus any applicable initial sales charge, also referred to as a "front-end sales load." For purchases on or after the Redesignation Date, Class A Shares will be offered and sold with the imposition of a maximum initial sales charge of up to 2.25% of the offering price of the Fund. A contingent deferred sales charge of up to 0.75% may be imposed on redemptions of Class A shares purchased without an initial sales charge if shares are redeemed within 18 months of purchase.

The Redesignation will be made without the imposition of any sales loads, fees, or other charges to Adviser Shares held in shareholder accounts on the Redesignation Date. The Redesignation will not be considered a taxable event for federal income tax purposes.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA International Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA International Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 27, 2020

USAA Mutual Funds Trust	Supplemental Information May 31, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012	Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, IMCO (September 2009-April 2014); President, AMCO (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011); Director of USAA Investment Management Company (IMCO) (since 2009); Chairman of Board of IMCO (since 2013); Director of USAA Asset Management Company (AMCO), (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS)(October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013);
			Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.	None

**  Mr. McNamara and Mr. Brown are "Interested Persons" by reason of their relationships with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2019 through May 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/19	Actual Ending Account Value 5/31/20	Hypothetical Ending Account Value 5/31/20	Actual Expenses Paid During Period 12/1/19- 5/31/20*	Hypothetical Expenses Paid During Period 12/1/19- 5/31/20*	Annualized Expense Ratio During Period 12/1/19- 5/31/20
Fund Shares	$1,000.00	$865.50	$1,019.75	$4.90	$5.30	1.05%
Institutional Shares	1,000.00	865.70	1,020.05	4.62	5.00	0.99%
Adviser Shares	1,000.00	864.40	1,018.35	6.20	6.71	1.33%
Class R6 Shares	1,000.00	865.90	1,020.80	3.92	4.24	0.84%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 183/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended May 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2020 (amounts in thousands):

Dividend Received Deduction (corporate shareholders)*	Qualified Dividend Income (non-corporate shareholders)*	Long-Term Capital Gain Distributions(a)	Foreign Taxes Paid(b)
0.14%	95.29%	$643,515	$12,303

*  Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any. All or a portion of these amounts may be exempt from taxation at the state level.

(a)  Pursuant to Section 852 of the Internal Revenue Code.

(b)  The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*	You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to “opt-out” of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23409-0720

MAY 31, 2020

Annual Report

USAA Managed Allocation Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about September 8, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about September 8, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Financial Statements
Schedule of Portfolio Investments	8
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	23
Supplemental Information (Unaudited)	24
Proxy Voting and Portfolio Holdings Information	24
Trustees' and Officers' Information	25
Expense Examples	31
Additional Federal Income Tax Information	32
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

USAA Mutual Funds Trust

1

(Unaudited)

Dear Shareholder,

The previous decade ended with the longest-ever bull market in U.S. equities still intact, even as investors wrestled with issues like softening global economic data, Brexit, and U.S.-China trade relations. In retrospect, those worries seem so pedestrian given what we would soon experience.

A new and unexpected threat—a global pandemic, the novel coronavirus ("COVID-19")—first emerged in Asia and then began spreading globally and throughout the United States during the first quarter of 2020. This unprecedented and unanticipated event not only rendered all existing economic and earnings forecasts moot, but it also roiled stock and bond markets everywhere. Efforts to slow the spread of the virus, though successful to date, also brought the economy to a halt. The historic bull market in stocks ended virtually overnight.

After an initial severe sell-off in March, equity markets recovered sharply. As our annual reporting period drew to a close on May 31, 2020, many of the broad market indexes had recovered and volatility had returned to more palatable levels. In fact, despite all the chaos, the S&P 500® Index, one of the most popular measures of large U.S. stocks, finished the fiscal year (May 31, 2020) at approximately 3,044, which was up more than 10.6% from one year ago.

The market turmoil of early 2020 was not limited to equities. Fixed income volatility spiked when liquidity evaporated in late March as investors struggled to understand the ramifications of stay-at-home orders. Fortunately, the U.S. Federal Reserve (the "Fed") (as well as other global central banks) leapt into action—cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to stabilize markets.

The new lending facilities and programs had their intended effect of improving liquidity and trading. Credit spreads across corporate, high-yield, structured, and municipal markets were coaxed down from their highs. In addition, Congress came through with substantial fiscal stimulus that also was applauded by investors and markets. Although fixed income markets regained their footing, the yield on 10-Year Treasurys, a benchmark for low-risk investments, declined steadily during our fiscal year—from 2.14% at the beginning of our reporting period to approximately 0.65% as of May 31, 2020. This suggests that investors remain a little wary.

While the past year has been unprecedented for all of us, both personally and professionally, our portfolio managers continue to scrutinize the financial markets, economic conditions, and the trajectory of the pandemic, which will likely be the guiding factor on Fed policy and the markets.

No matter what happens in the near term, we believe that the massive monetary and fiscal policies introduced earlier this year will have longer-term ramifications. Despite this uncertainty, it's important to remain focused on your long-term investment goals and avoid making emotional decisions. If you invest with us directly, our Member Service Representatives are available to help. Call us at (800) 539-3863 or visit our website at vcm.com.

2

From all of us here at USAA Mutual Funds, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

3

USAA Mutual Funds Trust

USAA Managed Allocation Fund

Managers' Commentary

(Unaudited)

Victory Solutions

Mannik S. Dhillon, CFA, CAIA
Wasif A. Latif
Lance Humphrey, CFA

•  What were the market conditions during the reporting period?

Global financial market performance varied widely over the period driven by uncertainty related to the duration and economic impact of the novel coronavirus ("COVID-19") pandemic. This generally led to a risk-off environment as investors flocked to safe haven assets such as U.S. Treasurys and gold. Global equities turned mostly lower with the exception of a small breadth of mega-cap securities well-positioned for an extended economic slowdown and the new stay-at-home paradigm. The final month and a half of the reporting period saw a rebound in risky assets as economies began a phased reopening.

Within the United States, the S&P 500® Index dropped nearly 34% from its 2020 high, before beginning to recoup losses with the support of comprehensive monetary and fiscal stimulus, along with encouraging results in COVID-19 vaccine trials. Over the reporting period, the S&P 500® Index (the "Index") returned 12.84%, with large-cap growth stocks leading the way, up to a return of 26.25% as represented by the Russell 1000 Growth Index. Value stocks and small-cap stocks underperformed growth stocks over the period, but more recently have seen a pickup in momentum. U.S. large-cap value stocks were down to a return of -1.64% over the reporting period as gauged by the Russell 1000 Value Index, while U.S. small-cap stocks, were down to a return of -3.44% as represented by the Russell 2000 Index.

Developed market international and emerging market equities followed a path similar to U.S. equities. Markets led investors on a rollercoaster ride that saw both the MSCI EAFE Index and MSCI Emerging Markets Index drop approximately 34% from their highs in the year. The market drawdown hit bottom on March 23rd and then started a steady ascent, erasing most of the losses as European Central Bank quantitative easing and talks of a 750-billion euros fiscal stimulus helped bolster momentum in the market's recovery. Over the reporting period, developed international equities, represented by the MSCI EAFE Index, were down to a return of -2.81%, while the MSCI Emerging Markets Index returned -4.39%.

Within fixed income, interest rate-sensitive treasury bonds outperformed credit-sensitive investment-grade and high-yield corporate bonds. Investor demand for U.S. Treasurys drove yields to new lows, while credit spreads reached unprecedented levels as liquidity issues began to seize up parts of credit and municipal markets. The U.S. Federal Reserve (the "Fed") intervened, providing liquidity by expanding open market purchases to include municipal and corporate bonds. The Bloomberg Barclays US Treasury 20+ Year Total Return Index returned 27.46% over the reporting period, while the Bloomberg Barclays

4

USAA Mutual Funds Trust

USAA Managed Allocation Fund (continued)

Managers' Commentary (continued)

U.S. Aggregate Bond Index returned 9.42%. High-yield bonds finished the period slightly positive, up 1.32% as gauged by the Bloomberg Barclays US Corporate High Yield Total Return Index.

•  How did the USAA Managed Allocation Fund (the "Fund") perform during the reporting period?

For the reporting period ended May 31, 2020, the Fund had a total return of 6.66%. This compares to returns of 12.84% for the Index and 9.42% for the Bloomberg Barclays U.S. Aggregate Bond Index.

•  What strategies did you employ during the reporting period?

This Fund is designed to provide us with the flexibility to implement tactical asset allocation shifts within a client's managed portfolio program. By using this Fund in this manner, it allows us to make allocation changes to the managed portfolios quicker and with less disruption than we would by shifting their existing holdings. The Fund primarily uses exchange-traded funds, or ETFs, to implement our asset allocation views since ETFs are highly liquid vehicles that allow us to apply our tactical allocation decisions efficiently. The Fund's allocations reflect the need to round out the managed portfolios, rather than representing an active strategy.

With this in mind, the Fund's positive reporting period mainly reflected our exposure to equity and fixed-income markets, which both posted positive returns for the period. On the domestic side, we held a position in large-cap U.S. stocks for the full period, which benefitted the Fund relative to other investable asset classes and domestically oriented stocks were the best performing major asset class over the period.

Our positioning in various fixed income asset classes also contributed to the positive results for the period. The Fund held a position in an ETF that tracks the U.S. corporate bond market for nearly the entire reporting period, which produced strong results. The Fund tactically rotated into a position in an ETF that tracks 7-10 year Treasury Bond issues during March 2020, which provided a cushion to performance during turbulent market conditions caused by the COVID-19 pandemic.

Our positioning in developed-market international stocks further hurt results, primarily due to a weighting in iShares Core MSCI EAFE ETF during the first quarter of 2020.

Thank you for allowing us to assist in your investment needs.

5

USAA Mutual Funds Trust

USAA Managed Allocation Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended May 31, 2020

INCEPTION DATE	2/1/10
	Net Asset Value	S&P 500 Index[1]	Bloomberg Barclays U.S. Aggregate Bond Index[2]
One Year	6.66%	12.84%	9.42%
Five Year	1.68%	9.85%	3.94%
Ten Year	4.55%	13.14%	3.92%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Managed Allocation Fund — Growth of $10,000

1 The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

2 The unmanaged Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

USAA Mutual Funds Trust USAA Managed Allocation Fund	May 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

The Fund's investment objective is to seek to maximize total return, consisting primarily of capital appreciation.

Asset Allocation*

May 31, 2020

(% of Net Assets)

*  Does not include money market instruments and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Managed Allocation Fund	Schedule of Portfolio Investments May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Exchange-Traded Funds (78.0%)
iShares Core S&P 500 ETF	566,932	$173,016
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,284,936	169,637
iShares JP Morgan USD Emerging Markets Bond ETF	1,626,463	173,056
Total Exchange-Traded Funds (Cost $476,093)		515,709
Total Investments (Cost $476,093) — 78.0%		515,709
Other assets in excess of liabilities — 22.0%		145,083
NET ASSETS — 100.00%		$660,792

ETF — Exchange-Traded Fund

See notes to financial statements.

8

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2020

(Amounts in Thousands, Except Per Share Amounts)

	USAA Managed Allocation Fund
Assets:
Investments, at value (Cost $476,093)	$515,709
Cash and cash equivalents	145,624
Receivables:
Interest and dividends	35
Capital shares issued	12
From Adviser	88
Prepaid expenses	7
Total assets	661,475
Liabilities:
Payables:
Capital shares redeemed	223
Accrued expenses and other payables:
Investment advisory fees	331
Administration fees	28
Custodian fees	6
Transfer agent fees	28
Compliance fees	—	(a)
Other accrued expenses	67
Total liabilities	683
Net Assets:
Capital	671,376
Total distributable earnings/(loss)	(10,584)
Net assets	$660,792
Shares (unlimited number of shares authorized with no par value):	57,319
Net asset value, offering and redemption price per share: (b)	$11.53

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

9

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2020

(Amounts in Thousands)

USAA Managed Allocation Fund
Investment Income:
Dividends	$21,324
Interest	121
Securities lending (net of fees)	83
Total income	21,528
Expenses:
Investment advisory fees	4,342
Administration fees	362
Sub-Administration fees	15
Custodian fees	40
Transfer agent fees	362
Trustees' fees	49
Compliance fees	4
Legal and audit fees	62
State registration and filing fees	27
Interest expense on interfund lending	3
Other expenses	115
Total expenses	5,381
Expenses waived/reimbursed by Adviser	(1,060)
Net expenses	4,321
Net Investment Income (Loss)	17,207
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(28,991)
Net change in unrealized appreciation/depreciation on investment securities	57,008
Net realized/unrealized gains (losses) on investments	28,017
Change in net assets resulting from operations	$45,224

See notes to financial statements.

10

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Managed Allocation Fund
	Year Ended May 31, 2020	Year Ended May 31, 2019
From Investments:
Operations:
Net investment income (loss)	$17,207	$13,137
Net realized gains (losses) from investments	(28,991)	(17,330)
Net change in unrealized appreciation/depreciation on investments	57,008	(43,917)
Change in net assets resulting from operations	45,224	(48,110)
Change in net assets resulting from distributions to shareholders	(19,579)	(12,583)
Change in net assets resulting from capital transactions	(89,372)	(23,297)
Change in net assets	(63,727)	(83,990)
Net Assets:
Beginning of period	724,519	808,509
End of period	$660,792	$724,519
Capital Transactions:
Proceeds from shares issued	$54,008	$74,923
Distributions reinvested	19,579	12,583
Cost of shares redeemed	(162,959)	(110,803)
Change in net assets resulting from capital transactions	$(89,372)	$(23,297)
Share Transactions:
Issued	4,613	6,501
Reinvested	1,636	1,192
Redeemed	(14,195)	(9,730)
Change in Shares	(7,946)	(2,037)

See notes to financial statements.

11

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Expenses^	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover
USAA Managed Allocation Fund
Year Ended May 31, 2020	$11.10	0.28	(a)	0.47	0.75	(0.32)	—	(0.32)	$11.53	6.66%	0.60%	2.38%	0.74%	$660,792	167%
Year Ended May 31, 2019	$12.01	0.20		(0.92)	(0.72)	(0.11)	(0.08)	(0.19)	$11.10	(5.92)%	0.75%	1.72%	0.75%	$724,519	156	%(b)
Year Ended May 31, 2018	$11.61	0.23		0.46	0.69	(0.29)	—	(0.29)	$12.01	5.91%	0.74%	1.83%	0.74%	$808,509	97	%(c)
Year Ended May 31, 2017	$10.90	0.24		0.72	0.96	(0.25)	—	(0.25)	$11.61	8.94%	0.76%	2.13%	0.76%	$765,879	194	%(b)
Year Ended May 31, 2016	$11.99	0.24	(a)	(0.97)	(0.73)	(0.21)	(0.15)	(0.36)	$10.90	(6.13)%	0.75%	2.09%	0.75%	$708,592	90%

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Reflects an increase in trading activity due to asset allocation shifts.

(c)  Reflects a return to normal trading levels after a prior year transition or allocation shift.

See notes to financial statements.

12

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

See notes to financial statements.

13

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2020

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Managed Allocation Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services ("SAS"), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings Inc., a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). The Transaction closed on July 1, 2019. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("VCM" or "Adviser"). Effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and Victory Capital Transfer Agency Company replaced SAS as the Fund's transfer agent. In addition, effective on that same date, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

14

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of May 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$515,709	$—	$—	$515,709
Total	$515,709	$—	$—	$515,709

For the year ended May 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs. ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

15

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non- cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At May 31, 2020, the Fund had no securities on loan.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., last four tax years which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

16

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2020, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$1,141,631	$1,378,801

There were no purchases and sales of U.S. government securities during the year ended May 31, 2020.

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory and Management Fees:

Effective with the Transaction on July 1, 2019, investment advisory services are provided to the Fund by the Adviser, a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average daily net assets. The Adviser has contractually agreed to waive its management fee from 0.60% to 0.44%. These waivers are not available for recoupment and are reflected on the Statement of Operations as Expenses waived/reimbursed by Adviser. The amounts incurred and paid to VCM from July 1, 2019 through May 31, 2020, was $3,976 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

Prior to the Transaction on July 1, 2019, AMCO provided investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, AMCO was responsible for managing the business and affairs of the Fund, and for directly managing day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The investment management fee for the Fund was accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average daily net assets. Amounts incurred and paid to AMCO from June 1, 2019 through June 30, 2019, was $366 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

Effective with the Transaction on July 1, 2019, the Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager of managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended May 31, 2020, the Fund had no subadvisers.

Administration and Servicing Fees:

Effective with the Transaction on July 1, 2019, VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.05% of average daily net assets of the Fund. Amounts incurred from July 1, 2019 through May 31, 2020, were $331 thousand and are reflected on the Statement of Operations as Administration fees.

Prior to the Transaction on July 1, 2019, AMCO provided certain administration and servicing functions for the Fund. For such services, AMCO received a fee accrued daily and paid monthly at an annualized rate of 0.05% of average daily net assets of the Fund. Amounts incurred from June 1, 2019 through June 30, 2019, were $31 thousand and are reflected on the Statement of Operations as Administration fees.

17

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Effective with the Transaction on July 1, 2019, the Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensates the Adviser for these services. The amount incurred during the period from July 1, 2019 to May 31, 2020, is reflected on the Statement of Operations as Compliance fees.

Effective with the Transaction on July 1, 2019, Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub- Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of- pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds under the Fund Administration, Servicing, and Accounting Agreement. The amount incurred during the period from July 1, 2019 through May 31, 2020, is reflected on the Statement of Operations as Sub-Administration fees.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund prior to the Transaction on July 1, 2019. The Board approved the reimbursement of a portion of these expenses incurred by AMCO. AMCO did not receive any fees from the Fund for these services.

Transfer Agency Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Transfer Agency, Inc. ("VCTA"), (formerly, USAA Shareholder Account Services ("SAS")), provides transfer agency services to the Fund. VCTA, an affiliate of the Adviser, provides transfer agent services to the Fund based on an annual rate of 0.05% of average daily net assets plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA from July 1, 2019 through May 31, 2020, was $331 thousand. Amounts incurred and paid to SAS from June 1, 2019 through June 30, 2019, was $31 thousand. These amounts are reflected on the Statement of Operations as Transfer Agent fees.

Effective with the Transaction on July 1, 2019, FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Effective with the Transaction on July 1, 2019, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective on or about June 30, 2020, the Distributor's name will change to Victory Capital Services, Inc.

Prior to the Transaction on July 1, 2019, USAA Investment Management Company provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis.

Other Fees:

Prior to the Transaction on July 1, 2019, State Street Bank and Trust Company served as the Fund's accounting agent and custodian.

Effective July 1, 2019, Citibank, N.A., serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

18

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Effective with the Transaction on July 1, 2019, the Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. Effective July 1, 2019 through May 31, 2020, the expense limit (excluding voluntary waivers) is 0.74%.

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of May 31, 2020, there are no amounts available to be repaid to the Adviser.

The Adviser, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended May 31, 2020.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.

The COVID-19 pandemic, which has spread rapidly across the world, has led and will continue to lead for an unknown period of time to disruptions in local, regional, national and global markets and economies. Among other things, the outbreak has resulted in, and until fully resolved is likely to continue to result in, among other things (1) government imposition of various forms of "stay-at-home" orders and the closing of "non-essential" businesses, resulting in significant disruption to the businesses of many issuers as well as lay-offs of employees; (2) increased requests by issuers of debt instruments for amendments and waivers of agreements to avoid default and increased defaults; (3) volatility and disruption of markets, including greater volatility in pricing and spreads; and (4) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general.

The Fund may change the allocation of its portfolio holdings on a frequent basis, which may result in higher portfolio turnover. In purchasing and selling securities in order to reallocate the portfolio, the Fund will pay more brokerage commissions than it would without a reallocation policy. In addition, the Fund may have a higher proportion of capital gains and a potentially lower return than a fund that does not reallocate from time to time.

19

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Because the Fund invests in stocks and other instruments whose value is tied to stocks, it is subject to stock market risk, which is the possibility that the value of the Fund's investments in stocks will decline regardless of the success or failure of a company's operations. In addition, there is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging-market risk; increased price volatility; uncertain political conditions and environments; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes.

ETFs, which generally are registered investment companies, incur their own management and other fees and expenses, such as trustees' fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which will be borne indirectly by the Fund as a shareholder in an ETF. As a result, the Fund's investment in an ETF will cause the Fund to indirectly bear the fees and expenses of the ETF and, in turn, the Fund's performance may be lower than if the Fund were to invest directly in the underlying securities held by the ETF. For investments in affiliated ETFs, the Fund's management fee is reimbursed by the Adviser to the extent of the indirect management fee incurred through the Fund's investment in the affiliated ETFs. The Adviser may have conflicts of interest in allocating assets among affiliated and unaffiliated ETFs, because the Adviser also manages and administers the affiliated ETFs, and the Adviser and its affiliates receive other fees from the affiliated ETFs. In addition, the Fund also will be subject to the risks associated with the securities or other investments held by the ETFs.

6. Borrowing and Interfund Lending:

Line of Credit:

Effective with the Transaction on July 1, 2019, the Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex could borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under line of credit fees.

Prior to the Transaction on July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation ("CAPCO") terminated. For the period from June 1, 2019 to June 30, 2019, the Fund paid CAPCO facility fees of $2 thousand.

The Fund had no borrowings under either agreement with Citibank or CAPCO during the year ended May 31, 2020.

Interfund Lending:

Effective with the Transaction on July 1, 2019, the Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Funds Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interest expense on

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Interfund lending. As a Lender, interest earned by the Fund, if any, during the period is reflected on the Statement of Operations under Income on Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended May 31, 2020, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at May 31, 2020	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$14,387	8	2.22%	$37,586

*  For the year ended May 31, 2020, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The Fund intends to declare daily and distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2020, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended May 31, 2020		Year Ended May 31, 2019
Distribution paid from		Distributions paid from
Ordinary Income	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$19,579	$19,579	$7,497	$5,086	$12,583

As of May 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$2,104	$(52,213)	$39,525	$(10,584)

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

At May 31, 2020, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020
Short-Term Amount	Long-Term Amount	Total
$39,025	$13,188	$52,213

As of May 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$476,184	$39,616	$(91)	$39,525

8. Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the 1940 Act. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital, as the administrator of the LRMP. At an in-person meeting held on February 26, 2020, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Managed Allocation Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Managed Allocation Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 27, 2020

23

USAA Mutual Funds Trust	Supplemental Information May 31, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

24

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.

25

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

26

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

27

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

28

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, IMCO (September 2009-April 2014); President, AMCO (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011); Director of USAA Investment Management Company (IMCO) (since 2009); Chairman of Board of IMCO (since 2013); Director of USAA Asset Management Company (AMCO), (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS)(October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013); Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

**  Mr. McNamara and Mr. Brown are "Interested Persons" by reason of their relationships with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

29

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

30

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2019 through May 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

Beginning Account Value 10/1/19	Actual Ending Account Value 3/31/20	Hypothetical Ending Account Value 3/31/20	Actual Expenses Paid During Period 10/1/19- 3/31/20*	Hypothetical Expenses Paid During Period 10/1/19- 3/31/20*	Annualized Expense Ratio During Period 10/1/19- 3/31/20
$1,000.00	$991.60	$1,022.10	$2.89	$2.93	0.58%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 183/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

31

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended May 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2020 :

Dividend Received Deduction (corporate shareholders)*
6.14%

*  Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any. All or a portion of these amounts may be exempt from taxation at the state level.

32

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800	) 235-8396

93923-0720

MAY 31, 2020

Annual Report

USAA Precious Metals and Minerals Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about September 8, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about September 8, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Financial Statements
Schedule of Portfolio Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	30
Supplemental Information (Unaudited)	31
Proxy Voting and Portfolio Holdings Information	31
Trustees' and Officers' Information	32
Expense Examples	38
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

The previous decade ended with the longest-ever bull market in U.S. equities still intact, even as investors wrestled with issues like softening global economic data, Brexit, and U.S.-China trade relations. In retrospect, those worries seem so pedestrian given what we would soon experience.

A new and unexpected threat—a global pandemic, the novel coronavirus ("COVID-19")—first emerged in Asia and then began spreading globally and throughout the United States during the first quarter of 2020. This unprecedented and unanticipated event not only rendered all existing economic and earnings forecasts moot, but it also roiled stock and bond markets everywhere. Efforts to slow the spread of the virus, though successful to date, also brought the economy to a halt. The historic bull market in stocks ended virtually overnight.

After an initial severe sell-off in March, equity markets recovered sharply. As our annual reporting period drew to a close on May 31, 2020, many of the broad market indexes had recovered and volatility had returned to more palatable levels. In fact, despite all the chaos, the S&P 500® Index, one of the most popular measures of large U.S. stocks, finished the fiscal year (May 31, 2020) at approximately 3,044, which was up more than 10.6% from one year ago.

The market turmoil of early 2020 was not limited to equities. Fixed income volatility spiked when liquidity evaporated in late March as investors struggled to understand the ramifications of stay-at-home orders. Fortunately, the U.S. Federal Reserve (the "Fed") (as well as other global central banks) leapt into action—cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to stabilize markets.

The new lending facilities and programs had their intended effect of improving liquidity and trading. Credit spreads across corporate, high-yield, structured, and municipal markets were coaxed down from their highs. In addition, Congress came through with substantial fiscal stimulus that also was applauded by investors and markets. Although fixed income markets regained their footing, the yield on 10-Year Treasurys, a benchmark for low-risk investments, declined steadily during our fiscal year—from 2.14% at the beginning of our reporting period to approximately 0.65% as of May 31, 2020. This suggests that investors remain a little wary.

While the past year has been unprecedented for all of us, both personally and professionally, our portfolio managers continue to scrutinize the financial markets, economic conditions, and the trajectory of the pandemic, which will likely be the guiding factor on Fed policy and the markets.

No matter what happens in the near term, we believe that the massive monetary and fiscal policies introduced earlier this year will have longer-term ramifications. Despite this uncertainty, it's important to remain focused on your long-term investment goals and avoid making emotional decisions. If you invest with us directly, our Member Service Representatives are available to help. Call us at (800) 539-3863 or visit our website at vcm.com.

2

From all of us here at USAA Mutual Funds, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

3

USAA Mutual Funds Trust

USAA Precious Metals and Minerals Fund

Managers' Commentary
(Unaudited)

Victory Solutions

Mannik S. Dhillon, CFA, CAIA
Wasif A. Latif

•  What were the market conditions during the reporting period?

Global financial market performance varied widely over the period driven by uncertainty related to the duration and economic impact of the novel coronavirus ("COVID-19") pandemic. This generally led to a risk-off environment as investors flocked to safe haven assets such as U.S. Treasurys and gold. Global equities turned mostly lower with the exception of a small breadth of mega-cap securities well-positioned for an extended economic slowdown and the new stay-at-home paradigm. The final month and a half of the reporting period saw a rebound in risky assets as economies began a phased reopening.

Despite the crisis-related selloff in the first quarter of 2020, gold continued to march higher during the one-year period ending on May 31, 2020. The GOLDS Commodities Index posted a return of 32.88% return during that one-year period, outperforming stocks and bonds. The stocks of gold mining companies, as represented by the NYSE Arca Gold Miners Index, fared even better with a 61.76% return.

•  How did the USAA Precious Metals and Minerals Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares (Redesignated Class A shares). For the reporting period ended May 31, 2020, the Fund Shares, Institutional Shares, and Adviser Shares had a total return of 59.13%, 59.35%, and 58.89%, respectively. This compares to a total return of 12.84% for the S&P 500® Index, MSCI All-Country World Index 5.43%, and 65.75% for the MSCI ACWI Gold Miners IMI Index.

•  What strategies did the fund employ during the reporting period.

At the end of May 2020, the Fund held approximately 99% of its net assets in gold stocks. The Fund outperformed the S&P 500® Index as gold miners performed better than the broad market but underperformed the more concentrated MSCI ACWI Gold Miners IMI Index.

Within the MSCI ACWI Gold Miners IMI Index, two securities, Newmont Corp. and Barrick Gold Corp., accounted for approximately 30% of the index. The Fund caps security weights at 10% of the portfolio. Over the reporting period, while both Newmont Corp. and Barrick Gold Corp. outperformed the index, their relative underweight in the Fund detracted the Fund's performance.

4

USAA Mutual Funds Trust

USAA Precious Metals and Minerals Fund (continued)

Managers' Commentary (continued)

Additional detractors in performance where an overweight to OceanaGold Corp., down 26.58%, and underweights to Kinross Gold Corp., up 98.05%, and AngloGold Ashanti Ltd., up 81.03%.

Overweights to Kinross Gold Corp., up 100.31%, and Eldorado Gold Corp., up 125.81%, along with an underweight to Cia de Minas Buenaventura SAA, ADR, down 28.16%, were the largest contributors to relative performance.

As always, we believe the primary purpose of maintaining exposure to gold should be to help diversify investor portfolios. Thank you for your continued confidence and investment in the Fund.

Holdings are subject to change. There is no guarantee that securities mentioned remain in or out of the Fund.

5

USAA Mutual Funds Trust

USAA Precious Metals and Minerals Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended May 31, 2020

	Fund Shares		Institutional Shares	Adviser Shares
INCEPTION DATE	8/15/84		8/1/08	8/1/10
	Net Asset Value	Net Asset Value	Net Asset Value	S&P 500 Index[1]	MSCI All-Country World Index[2]	MSCI ACWI Select Gold Miners IMI Index[3]	Lipper Precious Metals Equity Funds Index[4]
One Year	59.13%	59.35%	58.89%	12.84%	5.43%	65.75%	58.59%
Five Year	10.55%	10.91%	10.48%	9.85%	5.28%	13.18%	11.15%
Ten Year	–3.49%	–3.21%	NA	13.14%	8.47%	–3.27%	–1.96%
Since Inception	NA	NA	–3.58%	NA	NA	NA	NA

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Precious Metals and Minerals Fund — Growth of $10,000

As of October 1, 2019, the MSCI All-Country World Index replaced the S&P 500 as the Fund's primary benchmark because it's believed the MSCI All-Country World Index is more representative of the Fund's investment universe.

1The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

2The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

3The MSCI ACWI Select Gold Miners IMI aims to focus on companies in the gold mining industry that are highly sensitive to underlying prices of gold.

4The unmanaged Lipper Precious Metals Equity Funds Index tracks the total return performance of the 10 largest funds within the Lipper Precious Metals Equity Funds category.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

USAA Mutual Funds Trust USAA Precious Metals and Minerals Fund	May 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

The Fund's investment objective is to seek long-term capital appreciation and to protect the purchasing power of shareholders' capital against inflation.

Top 10 Equity Holdings*

May 31, 2020

(% of Net Assets)

Newmont Corp.	11.1%
Barrick Gold Corp.	10.0%
Franco-Nevada Corp.	5.1%
Kinross Gold Corp.	5.0%
Kirkland Lake Gold Ltd.	4.7%
B2Gold Corp.	4.3%
Newcrest Mining Ltd.	4.2%
AngloGold Ashanti Ltd.	3.3%
Yamana Gold, Inc.	3.2%
Royal Gold, Inc.	3.1%

*  Does not include short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Precious Metals and Minerals Fund (continued)	May 31, 2020

Porfolio Composition*:

May 31, 2020

(% of Net Assets)

*  Does not include short-term investments purchased with cash collateral from securities loaned. Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

8

USAA Mutual Funds Trust USAA Precious Metals and Minerals Fund	Schedule of Portfolio Investments May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (100.0%)
Metals & Mining (100.0%):
Agnico Eagle Mines Ltd. (a)	329,312	$21,076
Alacer Gold Corp.	1,031,100	6,426
Alamos Gold, Inc.	982,100	7,954
AngloGold Ashanti Ltd.	976,230	23,631
Argonaut Gold, Inc. (b)	655,200	885
B2Gold Corp.	5,525,119	30,461
Barrick Gold Corp.	2,970,409	71,290
Centamin PLC	4,216,310	8,606
Centerra Gold, Inc.	2,048,742	20,790
China Gold International Resources Corp. Ltd. (b)	516,300	169
Cia de Minas Buenaventura SAA, ADR	68,157	535
Coeur Mining, Inc. (b)	333,807	1,919
Dundee Precious Metals, Inc.	1,781,264	9,691
Eldorado Gold Corp. (b)	448,099	3,764
Endeavour Mining Corp. (a) (b)	311,957	7,518
Equinox Gold Corp. (b)	68,782	632
Evolution Mining Ltd.	4,178,674	16,986
Franco-Nevada Corp.	257,443	36,140
Gold Fields Ltd., ADR	2,407,700	18,587
Gold Resource Corp.	202,002	788
Gold Road Resources Ltd. (b)	313,388	378
Golden Star Resources Ltd. (a) (b)	464,607	1,371
Great Basin Gold Ltd. (b) (c) (d)	8,566,400	—	(e)
Great Basin Gold Ltd. (b) (c) (d)	6,500,000	—	(e)
Guyana Goldfields, Inc. (a) (b)	1,562,700	1,635
Harmony Gold Mining Co. Ltd. (b)	1,463,504	4,790
IAMGOLD Corp. (a) (b)	1,265,194	4,732
IAMGOLD Corp. (b)	411,532	1,536
Kinross Gold Corp. (b)	5,379,389	35,235
Kirkland Lake Gold Ltd.	875,783	33,748
Koza Altin Isletmeleri A/S (b)	298,319	3,243
Lundin Gold, Inc. (b)	78,200	707
McEwen Mining, Inc. (a) (b)	494,100	447
Nautilus Minerals, Inc. (b) (c) (d)	5,757,622	—	(e)
New Gold, Inc. (a) (b)	1,183,000	1,409
Newcrest Mining Ltd.	1,473,440	30,027
Newmont Corp.	1,347,656	78,797
Northern Star Mining Corp. (b) (c) (d)	375,000	—	(e)
Northern Star Resources Ltd.	1,226,203	12,094
Novagold Resources, Inc. (a) (b)	421,400	4,037
OceanaGold Corp. (b)	3,283,648	6,678
Osisko Gold Royalties Ltd.	303,400	3,010
Perseus Mining Ltd. (b) (c)	5,838,238	4,962
Polymetal International PLC	722,124	14,508
Polyus PJSC (f)	62,088	10,309
Premier Gold Mines Ltd. (a) (b)	493,500	717
Pretium Resources, Inc. (b)	431,655	3,764
Ramelius Resources Ltd.	5,473,285	6,401

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Precious Metals and Minerals Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Regis Resources Ltd.	2,733,555	$9,837
Resolute Mining Ltd. (b)	490,758	373
Royal Gold, Inc.	167,915	22,366
Sandstorm Gold Ltd. (b)	1,079,600	9,003
Saracen Mineral Holdings Ltd. (b)	2,439,914	8,309
Seabridge Gold, Inc. (a) (b)	95,100	1,484
SEMAFO, Inc. (b)	1,634,750	5,628
Shandong Gold Mining Co. Ltd. Class H (g)	1,183,000	3,495
Sibanye Stillwater Ltd. (b)	7,982,589	14,734
Silver Lake Resources Ltd. (b)	4,268,850	6,230
SSR Mining, Inc. (a) (b)	839,145	16,137
St Barbara Ltd.	3,096,281	6,438
Teranga Gold Corp. (b)	227,200	1,786
TMAC Resources, Inc. (a) (b)	98,100	104
Torex Gold Resources, Inc. (b)	976,108	13,471
Wesdome Gold Mines Ltd. (b)	578,000	4,832
Yamana Gold, Inc.	3,023,400	16,205
Yamana Gold, Inc.	1,190,747	6,444
Zhaojin Mining Industry Co. Ltd. Class H	2,609,000	3,191
Zijin Mining Group Co. Ltd. Class H	21,124,000	8,448
		710,898
Total Common Stocks (Cost $480,361)		710,898
Collateral for Securities Loaned^ (3.0%)
HSBC U.S. Government Money Market Fund I Shares, 0.13% (h)	13,791,373	13,791
Invesco Government & Agency Portfolio Institutional Shares, 0.12% (h)	7,752,086	7,752
Total Collateral for Securities Loaned (Cost $21,543)		21,543
Total Investments (Cost $501,904) — 103.0%		732,441
Liabilities in excess of other assets — (3.0)%		(21,163)
NET ASSETS — 100.00%		$711,278

At May 31, 2020 the Fund's investments in foreign securities were 82.59% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Non-income producing security.

(c)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of May 31, 2020, illiquid securities were 0.7% of the Fund's net assets.

(d)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.0% of the Fund's net assets as of May 31, 2020. This security is classified as Level 3 within the fair value hierarchy. (See Note 2)

(e)  Rounds to less than $1 thousand.

(f)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 1.4% of the Fund's net assets as of May 31, 2020. (See Note 2)

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Precious Metals and Minerals Fund	Schedule of Portfolio Investments — continued May 31, 2020

(g)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of May 31, 2020, the fair value of these securities was $3,495 (thousands) and amounted to 0.5% of net assets.

(h)  Rate disclosed is the daily yield on May 31, 2020.

ADR — American Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

11

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2020

(Amounts in Thousands, Except Per Share Amounts)

	USAA Precious Metals and Minerals Fund
Assets:
Investments, at value (Cost $501,904)	$732,441	(a)
Cash and cash equivalents	281
Receivables:
Interest and dividends	382
Capital shares issued	492
Investments sold	1,758
Reclaims	7
From Adviser	—	(b)
Prepaid expenses	29
Total assets	735,390
Liabilities:
Payables:
Collateral received on loaned securities	21,543
Capital shares redeemed	997
Accrued foreign capital gains taxes	877
Accrued expenses and other payables:
Investment advisory fees	461
Administration fees	91
Custodian fees	13
Transfer agent fees	73
Compliance fees	—	(b)
12b-1 fees	3
Other accrued expenses	54
Total liabilities	24,112
Net Assets:
Capital	1,310,756
Total distributable earnings/(loss)	(599,478)
Net assets	$711,278
Net Assets
Fund Shares	$660,770
Institutional Shares	21,855
Adviser Shares	28,653
Total	$711,278
Shares (unlimited number of shares authorized with no par value):
Fund Shares	34,159
Institutional Shares	1,106
Adviser Shares	1,498
Total	36,763
Net asset value, offering and redemption price per share: (c)
Fund Shares	$19.34
Institutional Shares	$19.76
Adviser Shares	$19.13

(a)  Includes $21,213 of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

12

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2020

(Amounts in Thousands)

USAA Precious Metals and Minerals Fund
Investment Income:
Dividends	$6,576
Interest	69
Securities lending (net of fees)	152
Foreign tax withholding	(945)
Total income	5,852
Expenses:
Investment advisory fees	4,675
Administration fees — Fund Shares	863
Administration fees — Institutional Shares	26
Administration fees — Adviser Shares	33
Sub-Administration fees	18
12b-1 fees — Adviser Shares	56
Custodian fees	82
Transfer agent fees — Fund Shares	1,341
Transfer agent fees — Institutional Shares	26
Transfer agent fees — Adviser Shares	4
Trustees' fees	48
Compliance fees	4
Legal and audit fees	85
State registration and filing fees	43
Other expenses	86
Total expenses	7,390
Expenses waived/reimbursed by Adviser	(12)
Expenses waived/reimbursed by AMCO	(4)
Net expenses	7,374
Net Investment Income (Loss)	(1,522)
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	(113,741)
Foreign taxes on realized gains	(1)
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	395,111
Net change in accrued foreign taxes on unrealized gains	543
Net realized/unrealized gains (losses) on investments	281,912
Change in net assets resulting from operations	$280,390
See notes to financial statements.

13

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Precious Metals and Minerals Fund
	Year Ended May 31, 2020	Year Ended May 31, 2019
From Investments:
Operations:
Net investment income (loss)	$(1,522)	$(1,042)
Net realized gains (losses) from investments	(113,742)	(12,422)
Net change in unrealized appreciation/(depreciation) on investments	395,654	(17,660)
Change in net assets resulting from operations	280,390	(31,124)
Change in net assets resulting from capital transactions	(76,391)	(23,062)
Change in net assets	203,999	(54,186)
Net Assets:
Beginning of period	507,279	561,465
End of period	$711,278	$507,279
Capital Transactions:
Fund Shares
Proceeds from shares issued	$95,260	$50,928
Cost of shares redeemed	(164,383)	(94,610)
Total Fund Shares	$(69,123)	$(43,682)
Institutional Shares
Proceeds from shares issued	$1,928	$31,991
Cost of shares redeemed	(9,661)	(12,919)
Total Institutional Shares	$(7,733)	$19,072
Adviser Shares
Proceeds from shares issued	$14,218	$6,048
Cost of shares redeemed	(13,753)	(4,500)
Total Adviser Shares	$465	$1,548
Change in net assets resulting from capital transactions	$(76,391)	$(23,062)
Share Transactions:
Fund Shares
Issued	6,001	4,375
Redeemed	(10,335)	(7,930)
Total Fund Shares	(4,334)	(3,555)
Institutional Shares
Issued	119	2,582
Redeemed	(733)	(1,140)
Total Institutional Shares	(614)	1,442
Adviser Shares
Issued	895	531
Redeemed	(871)	(382)
Total Adviser Shares	24	149
Change in Shares	(4,924)	(1,964)

See notes to financial statements.

14

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15

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions
USAA Precious Metals and Minerals Fund
Fund Shares
Year Ended May 31, 2020	$12.16	(0.04	)(b)	7.22	7.18	—	—
Year Ended May 31, 2019	$12.87	(0.03	)(b)	(0.68)	(0.71)	—	—
Year Ended May 31, 2018	$12.93	(0.05	)(b)	(0.01)	(0.06)	—	—
Year Ended May 31, 2017	$13.90	0.14		(0.60)	(0.46)	(0.51)	(0.51)
Year Ended May 31, 2016	$12.29	0.08		1.53 (c)	1.61	—	—
Institutional Shares
Year Ended May 31, 2020	$12.40	(0.01	)(b)	7.37	7.36	—	—
Year Ended May 31, 2019	$13.06	0.01	(b)	(0.67)	(0.66)	—	—
Year Ended May 31, 2018	$13.07	(0.01	)(b)	— (e)	(0.01)	—	—
Year Ended May 31, 2017	$13.98	0.07	(b)	(0.47)	(0.40)	(0.51)	(0.51)
Year Ended May 31, 2016	$12.34	0.01	(b)	1.63 (c)	1.64	—	—
Adviser Shares
Year Ended May 31, 2020	$12.04	(0.05	)(b)	7.14	7.09	—	—
Year Ended May 31, 2019	$12.74	(0.03	)(b)	(0.67)	(0.70)	—	—
Year Ended May 31, 2018	$12.82	0.16		(0.24)	(0.08)	—	—
Year Ended May 31, 2017	$13.79	0.04		(0.50)	(0.46)	(0.51)	(0.51)
Year Ended May 31, 2016	$12.20	(0.04	)(b)	1.63 (c)	1.59	—	—

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  During the year ended May 31, 2016, AMCO reimbursed the Fund Shares, Institutional Shares, and Adviser Shares $50,000, $1,000, and $1,000 for a loss incurred from the sale of a security that exceeded the amount allowed to be held of that type of security under the Fund's investment restrictions. The effect of this reimbursement on the Fund Shares', Institutional Shares, and Adviser Shares of net realized loss and total return was less than $0.005/0.005% per share.

(d)  Effective June 6, 2018, AMCO has voluntarily agreed to limit the annual expenses of the Institutional Shares to 1.00% of the Institutional Shares' average daily net assets.

(e)  Amount is less than $0.005.

(f)  Reflects increased trading activity due to current year transition or asset allocation shift.

See notes to financial statements.

16

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

						Ratios to Average Net Assets				Supplemental Data
	Redemption Fees Added to Beneficial Interests		Net Asset Value, End of Period	Total Return*		Net Expenses^		Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(a)
USAA Precious Metals and Minerals Fund
Fund Shares
Year Ended May 31, 2020	—		$19.34	59.13%		1.19%		(0.25)%	1.19%	$660,770	47	%(f)
Year Ended May 31, 2019	—		$12.16	(5.52)%		1.31%		(0.22)%	1.31%	$468,208	7%
Year Ended May 31, 2018	—		$12.87	(0.46)%		1.23%		(0.36)%	1.23%	$540,952	13%
Year Ended May 31, 2017	—		$12.93	(2.68)%		1.22%		0.02%	1.22%	$585,515	14%
Year Ended May 31, 2016	—		$13.90	13.10	%(c)	1.33%		(0.31)%	1.33%	$647,140	17%
Institutional Shares
Year Ended May 31, 2020	—		$19.76	59.35%		1.00%		(0.05)%	1.06%	$21,855	47	%(f)
Year Ended May 31, 2019	—		$12.40	(5.05)%		1.00	%(d)	0.12%	1.19%	$21,327	7%
Year Ended May 31, 2018	—		$13.06	(0.08)%		0.89%		(0.07)%	0.89%	$3,632	13%
Year Ended May 31, 2017	—		$13.07	(2.23)%		0.76%		0.46%	0.76%	$2,893	14%
Year Ended May 31, 2016	—		$13.98	13.29	%(c)	0.99%		0.13%	0.99%	$14,050	17%
Adviser Shares
Year Ended May 31, 2020	—		$19.13	58.89%		1.27%		(0.32)%	1.27%	$28,653	47	%(f)
Year Ended May 31, 2019	—		$12.04	(5.49)%		1.38%		(0.27)%	1.38%	$17,744	7%
Year Ended May 31, 2018	—	(e)	$12.74	(0.62)%		1.30%		(0.43)%	1.30%	$16,881	13%
Year Ended May 31, 2017	—	(e)	$12.82	(2.68)%		1.30%		(0.04)%	1.30%	$18,309	14%
Year Ended May 31, 2016	—	(e)	$13.79	13.03	%(c)	1.37%		(0.36)%	1.37%	$16,873	17%

See notes to financial statements.

17

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2020

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Precious Metals & Minerals Fund (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares, and Adviser Shares. The Fund is classified as non-diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services ("SAS"), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings Inc., a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). The Transaction closed on July 1, 2019. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("VCM" or "Adviser"). Effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and Victory Capital Transfer Agency Company replaced SAS as the Fund's transfer agent. In addition, effective on that same date, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

18

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to Trust's Board of Trustees (the "Board")oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers, along with corporate and municipal securities, including short-term investments maturing in 60 days or less, may be valued using evaluated bid or the last sales price to price securities by dealers or an independent pricing service approved by the Board. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Effective July 1, 2019, the valuation methodology applied to certain debt securities changed. Securities that were previously valued at an evaluated mean are now valued at the evaluated bid or the last sales price.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

The Adviser will monitor for events that materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

19

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

A summary of the valuations as of May 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3		Total
Common Stocks	$700,589	$10,309	$—	(a)	$710,898
Collateral for Securities Loaned	21,543	—	—		21,543
Total	$722,132	$10,309	$—	(a)	$732,441

(a)  Amount is less than $1 thousand.

For the year ended May 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Investment Companies:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of May 31, 2020, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund has been provided for in accordance with each investment's applicable country's tax rules and rates.

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non- cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of May 31, 2020.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$21,213	$—	$21,543

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., last four tax years which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, 12b-1 fees and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2020, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$289,135	$362,263

There were no purchases and sales of U.S. government securities during the year ended May 31, 2020.

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semiannual reports may be viewed at usaa.com. As of May 31, 2020, certain fund-of funds owned total outstanding shares of the Fund:

Affiliated USAA Mutual Funds	Owership %
USAA Cornerstone Conservative Fund	0.2
USAA Cornerstone Equity Fund	0.2
USAA Target Retirement Income Fund	0.2
USAA Target Retirement 2020 Fund	0.3
USAA Target Retirement 2030 Fund	0.7
USAA Target Retirement 2040 Fund	0.8
USAA Target Retirement 2050 Fund	0.4
USAA Target Retirement 2060 Fund	0.1

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory and Management Fees:

Effective with the Transaction on July 1, 2019, investment advisory services are provided to the Fund by the Adviser, a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average daily net assets. The amount incurred and paid to VCM from July 1, 2019 through May 31, 2020, was $4,339 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

Prior to the Transaction on July 1, 2019, AMCO provided investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, AMCO was responsible for managing the business and affairs of the Fund, and for directly managing day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The investment management fee for the Fund was comprised of a base fee and a performance adjustment. The Fund's base fee was accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average daily net assets.

Effective with the Transaction on July 1, 2019, no performance adjustments will be made for periods beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.

Prior to the Transaction on July 1, 2019, the performance adjustment for each share class was accrued daily and calculated monthly by comparing the Fund's performance to that of the Lipper Precious Metals Equity Funds Index. The Lipper Precious Metals Equity Funds Index tracks the total return performance of funds within the Lipper Precious Metals Equity Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)(a)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Precious Metals Equity Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period June 1, 2019 through June 30, 2019, there were no performance adjustments for Fund Shares, Institutional Shares and Adviser Shares, respectively. Base fees incurred and paid to AMCO from June 1, 2019 through June 30, 2019, were $336 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

Effective with the Transaction on July 1, 2019, the Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager of managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended May 31, 2020, the Fund had no subadvisers.

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Administration and Servicing Fees:

Effective with the Transaction on July 1, 2019, VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15% of average daily net assets for both the Fund Shares and Adviser Shares, and 0.10% of average daily net assets of the Institutional Shares. Amounts incurred from July 1, 2019 through May 31, 2020, are $801, $24, and $31 thousand for Fund Shares, Institutional Shares, and Adviser Shares, respectively. These amounts are reflected on the Statement of Operations as Administration fees.

Prior to the Transaction on July 1, 2019, AMCO provided certain administration and servicing functions for the Fund. For such services, AMCO received a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets for both the Fund Shares and Adviser Shares, and 0.10% of average daily net assets of the Institutional Shares. Amounts incurred from June 1, 2019 through June 30, 2019, are $62, $2, and $2 thousand for Fund Shares, Institutional Shares, and Adviser Shares, respectively. These amounts are reflected on the Statement of Operations as Administration fees.

Effective with the Transaction on July 1, 2019, the Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensates the Adviser for these services. The amount incurred during the period from July 1, 2019 to May 31, 2020, is reflected on the Statement of Operations as Compliance fees.

Effective with the Transaction on July 1, 2019, Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub- Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of- pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds under the Fund Administration, Servicing, and Accounting Agreement. The amount incurred during the period from July 1, 2019 through May 31, 2020, is reflected on the Statement of Operations as Sub-Administration fees.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund prior to the Transaction on July 1, 2019. The Board approved the reimbursement of a portion of these expenses incurred by AMCO. AMCO did not receive any fees from the Fund for these services.

Transfer Agency Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Transfer Agency, Inc. ("VCTA"), (formerly, USAA Shareholder Account Services ("SAS")), provides transfer agency services to the Fund. VCTA, an affiliate of the Adviser, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares', plus out-of pocket expenses.

Amounts incurred and paid to VCTA from July 1, 2019 through May 31, 2020 was $1,227, $24, and $4 thousand for the Fund Shares, Institutional Shares, and Adviser Shares, respectively. Amounts incurred and paid to SAS from June 1, 2019 through June 30, 2019, was $114, $2, and less than $1 thousand for the Fund Shares, Institutional Shares, and Adviser Shares, respectively. These amounts are reflected on the Statement of Operations as Transfer Agent fees.

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Effective with the Transaction on July 1, 2019, FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distribution and Service 12b-1 Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the Adviser Shares pursuant to a Distribution Agreement between the Distributor and the Trust. Effective on or about June 30, 2020, the Distributor's name will change to Victory Capital Services, Inc. Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of the Adviser Shares. Amounts incurred and paid to the Distributor from July 1, 2019 through May 31, 2020, are $52 thousand and reflected on the Statement of Operations as 12b-1 fees.

Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge.

Prior to the Transaction on July 1, 2019, the Fund adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares paid fees to USAA Investment Management Company ("IMCO"), the distributor, for distribution and shareholder services. IMCO paid all or a portion of such fees to intermediaries that made the Adviser Shares available for investment by their customers. The fee was accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average daily net assets. IMCO also provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and received no fee or other compensation for these services, but may have received 12b-1 fees as described above, with respect to Adviser Shares. Amounts incurred and paid to IMCO from June 1, 2019 through June 30, 2019, were $4 thousand and reflected on the Statement of Operations as 12b-1 fees.

Other Fees:

Prior to the Transaction on July 1, 2019, State Street Bank and Trust Company served as the Fund's accounting agent and custodian.

Effective July 1, 2019, Citibank, N.A., serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

Effective with the Transaction on July 1, 2019, the Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. Effective July 1, 2019 through May 31, 2020, the expense limit (excluding voluntary waivers) is 1.27%, 1.00%, and 1.34% for the Fund Shares, Institutional Shares, and Adviser Shares, respectively.

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of May 31, 2020, the following amounts are available to be repaid to the Adviser (amounts in thousands).

Expires 05/31/2023
$12

The Adviser, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended May 31, 2020.

Prior to the Transaction on July 1, 2019, AMCO agreed, through September 30, 2019, to limit the total annual operating expenses of the Institutional Shares to 1.00% of its average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Institutional Shares for all expenses in excess of those amounts. Effective with the Transaction on July 1, 2019, this expense limit is no longer in effect and is not available to be recouped by AMCO. For the period June 1, 2019 through June 30, 2019, amounts reimbursed by the Institutional Shares are reflected on the Statement of Operations as Expenses waived/reimbursed by AMCO.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.

The COVID-19 pandemic, which has spread rapidly across the world, has led and will continue to lead for an unknown period of time to disruptions in local, regional, national and global markets and economies. Among other things, the outbreak has resulted in, and until fully resolved is likely to continue to result in, among other things (1) government imposition of various forms of "stay-at-home" orders and the closing of "non-essential" businesses, resulting in significant disruption to the businesses of many issuers as well as lay-offs of employees; (2) increased requests by issuers of debt instruments for amendments and waivers of agreements to avoid default and increased defaults; (3) volatility and disruption of markets, including greater volatility in pricing and spreads; and (4) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general.

The equity securities in the Fund's portfolio are subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of the company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than debt securities. In addition, to the extent the Fund invests in foreign securities, there is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. These risks are particularly heightened in this Fund because investments in emerging-market countries generally are more volatile than investments in developed markets. Emerging-market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.

Because of commodity price volatility and the increased impact such volatility has on the profitability of precious metals and minerals and natural resources industries, there are additional risks involved in investing in the securities of companies in these industries. The natural resources and precious metals and minerals industries can be significantly affected by global economic, financial, and political developments. Investments related to natural resources and precious metals and minerals may fluctuate

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

in price significantly over short periods of time. However, because the market action of such securities has tended to move independently of the broader financial markets, the addition of these securities to a portfolio may reduce overall fluctuations in portfolio value.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a single issuer, such as a single stock or bond. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results because this Fund may be more susceptible to risks associated with a single issuer or economic, political, or regulatory event compared to those of a diversified fund.

7. Borrowing and Interfund Lending:

Line of Credit:

Effective with the Transaction on July 1, 2019, the Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex could borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under line of credit fees.

Prior to the Transaction on July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation ("CAPCO") terminated. For the period from June 1, 2019 to June 30, 2019, the Fund paid CAPCO facility fees of $1 thousand.

The Fund had no borrowings under either agreement with Citibank or CAPCO during the year ended May 31, 2020.

Interfund Lending:

Effective with the Transaction on July 1, 2019, the Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Funds Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interest expense on Interfund lending. As a Lender, interest earned by the Fund, if any, during the period is reflected on the Statement of Operations under Income on Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended May 31, 2020, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at May 31, 2020	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$1,225	10	1.40%	$2,141

*  For the year ended May 31, 2020, based on the number of days borrowings were outstanding.

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

8. Federal Income Tax Information:

The Fund intends to declare daily and distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2020, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

As of May 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$325	$(809,901)	$210,098	$(599,478)

*   The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and passive foreign investment company adjustments.

At May 31, 2020, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$14,061	$795,840	$809,901

As of May 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$521,466	$263,342	$(52,367)	$210,975

9. Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the 1940 Act. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital, as the administrator of the LRMP. At an in-person meeting held on February 26, 2020, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

10. Subsequent Events:

The Board of Trustees of USAA Mutual Funds Trust has approved redesignating the Fund's current Adviser Shares as "Class A" shares ("Redesignation"). This change was effective beginning on June 29th, 2020.

Class A shares will be available for purchase through financial intermediaries and the Fund will pay ongoing distribution and/or service (12b-1) fees at annual rate of up to 0.25% of the average daily net assets of its Class A shares. In addition, the Transfer Agency fee will convert to an annual basis point rate of 0.10% of daily net assets of its Class A shares from its current flat per account fee. Class A shares will be offered and sold at their public offering price, which is the NAV per share plus any applicable initial sales charge, also referred to as a "front-end sales load." For purchases on or after the Redesignation Date, Class A Shares will be offered and sold with the imposition of a maximum initial sales charge of up to 5.75% of the offering price of the Fund. A contingent deferred sales charge of up to 0.75% may be imposed on redemptions of Class A shares purchased without an initial sales charge if shares are redeemed within 18 months of purchase.

The Redesignation will be made without the imposition of any sales loads, fees, or other charges to Adviser Shares held in shareholder accounts on the Redesignation Date. The Redesignation will not be considered a taxable event for federal income tax purposes.

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Precious Metals and Minerals Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Precious Metals and Minerals Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 27, 2020

30

USAA Mutual Funds Trust	Supplemental Information May 31, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

31

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.

32

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

33

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

34

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

35

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012	Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, IMCO (September 2009-April 2014); President, AMCO (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011); Director of USAA Investment Management Company (IMCO) (since 2009); Chairman of Board of IMCO (since 2013); Director of USAA Asset Management Company (AMCO), (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS)(October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013);
			Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.	None

**  Mr. McNamara and Mr. Brown are "Interested Persons" by reason of their relationships with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

36

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

37

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2019 through May 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/19	Actual Ending Account Value 5/31/20	Hypothetical Ending Account Value 5/31/20	Actual Expenses Paid During Period 12/1/19- 5/31/20*	Hypothetical Expenses Paid During Period 12/1/19- 5/31/20*	Annualized Expense Ratio During Period 12/1/19- 5/31/20
Fund Shares	$1,000.00	$1,273.00	$1,019.20	$6.59	$5.86	1.16%
Institutional Shares	1,000.00	1,274.00	1,020.05	5.63	5.00	0.99%
Adviser Shares	1,000.00	1,272.80	1,018.90	6.93	6.16	1.22%

*   Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 183/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

38

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*	You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to “opt-out” of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23407-0720

MAY 31, 2020

Annual Report

USAA Treasury Money Market Trust®

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about September 8, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	5
Investment Objective & Portfolio Holdings (Unaudited)	7
Financial Statements
Schedule of Portfolio Investments	8
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	22
Supplemental Information (Unaudited)	23
Proxy Voting and Portfolio Holdings Information	23
Trustees' and Officers' Information	24
Expense Examples	30
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

The previous decade ended with the longest-ever bull market in U.S. equities still intact, even as investors wrestled with issues like softening global economic data, Brexit, and U.S.-China trade relations. In retrospect, those worries seem so pedestrian given what we would soon experience.

A new and unexpected threat—a global pandemic, the novel coronavirus ("COVID-19")—first emerged in Asia and then began spreading globally and throughout the United States during the first quarter of 2020. This unprecedented and unanticipated event not only rendered all existing economic and earnings forecasts moot, but it also roiled stock and bond markets everywhere. Efforts to slow the spread of the virus, though successful to date, also brought the economy to a halt. The historic bull market in stocks ended virtually overnight.

After an initial severe sell-off in March, equity markets recovered sharply. As our annual reporting period drew to a close on May 31, 2020, many of the broad market indexes had recovered and volatility had returned to more palatable levels. In fact, despite all the chaos, the S&P 500® Index, one of the most popular measures of large U.S. stocks, finished the fiscal year (May 31, 2020) at approximately 3,044, which was up more than 10.6% from one year ago.

The market turmoil of early 2020 was not limited to equities. Fixed income volatility spiked when liquidity evaporated in late March as investors struggled to understand the ramifications of stay-at-home orders. Fortunately, the U.S. Federal Reserve (the "Fed") (as well as other global central banks) leapt into action—cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to stabilize markets.

The new lending facilities and programs had their intended effect of improving liquidity and trading. Credit spreads across corporate, high-yield, structured, and municipal markets were coaxed down from their highs. In addition, Congress came through with substantial fiscal stimulus that also was applauded by investors and markets. Although fixed income markets regained their footing, the yield on 10-Year Treasurys, a benchmark for low-risk investments, declined steadily during our fiscal year—from 2.14% at the beginning of our reporting period to approximately 0.65% as of May 31, 2020. This suggests that investors remain a little wary.

While the past year has been unprecedented for all of us, both personally and professionally, our portfolio managers continue to scrutinize the financial markets, economic conditions, and the trajectory of the pandemic, which will likely be the guiding factor on Fed policy and the markets.

No matter what happens in the near term, we believe that the massive monetary and fiscal policies introduced earlier this year will have longer-term ramifications. Despite this uncertainty, it's important to remain focused on your long-term investment goals and avoid making emotional decisions. If you invest with us directly, our Member Service Representatives are available to help. Call us at (800) 539-3863 or visit our website at vcm.com.

2

From all of us here at USAA Mutual Funds, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

3

USAA Mutual Funds Trust

USAA Treasury Money Market Trust

Managers' Commentary

(Unaudited)

USAA Investments, A Victory Capital Investment Franchise
Cody Perkins, CFA
Andrew Hattman, CFA, CAIA

•  What were the market conditions during the reporting period?

In June 2019, when the reporting period began, the federal funds ("fed funds") rate was at a target range of between 2.25% and 2.50%, with most U.S. Federal Reserve (the "Fed") officials signaling no rate changes during the 2019 calendar year. However, due to intensifying U.S.-China trade tensions and global economic weakness, the Fed cut short-term interest rates three times in the second half of calendar year 2019 (to a target range of 1.50% - 1.75%). At the beginning of 2020, Fed policymakers maintained their monetary policy stance — holding short-term interest rates steady — and said that they were evaluating the economic impact of their three 2019 rate cuts. In February, as the emergence of a novel coronavirus ("COVID-19") raised concerns about a global economic slowdown, Fed Chair Jerome Powell said the U.S. central bank would "act as appropriate" to support the U.S. economy. In March, amid rising recession risks, the Fed implemented an emergency 0.50% cut to the target fed funds rate. Just two weeks later, as the pandemic spread and major parts of the U.S. economy shut down, Fed officials made another emergency rate cut, slashing the fed funds rate by 1% to a range between 0% and 0.25%. The Fed also said it would keep the rate at that level "until it is confident that the economy has weathered recent events and is on track" to achieve its goals of stable prices and strong employment.

As a result of the Fed's interest rate cuts during the reporting period, short-term interest rates moved significantly lower. This resulted in a decrease in yields on U.S. Treasury bills and short-term notes during the reporting period.

•  How did the USAA Treasury Money Market Trust (the "Fund") perform during the reporting period?

For the reporting period ended May 31, 2020, the seven-day yield on the Fund was 0.01%. The total return for the same period was 1.23%, compared to an average of 1.07% for all retail money market funds that hold U.S. Treasurys and repurchase agreements backed by the U.S. Treasury ranked by iMoneyNet, Inc.

•  What strategies did you employ during the period?

In keeping with our investment approach, we continued to invest the Fund in securities with maturities of 397 days or less that are backed by the full faith and credit of the U.S. government. During the reporting period, the Fund shortened its weighted average maturity in order to increase liquidity. The Fund also maintained or slightly lowered its weighting in U.S. Treasury floating-rate notes in anticipation that short-term interest rates would continue to move down over the near term.

Thank you for allowing us to assist in your investment needs.

4

USAA Mutual Funds Trust

USAA Treasury Money Market Trust

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended May 31, 2020

INCEPTION DATE	2/1/91
Net Asset Value
One Year	1.23%
Five Year	0.82%
Ten Year	0.41%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Treasury Money Market Trust — Growth of $10,000

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

USAA Mutual Funds Trust

USAA Treasury Money Market Trust (continued)

■ 7-DAY YIELD COMPARISON ■

Data represents the last Tuesday of each month. Ending 5/31/20.

The graph tracks the USAA Treasury Money Market Trust's seven-day yield against an average of money market fund yields of all tax-free national retail money funds average of money market fund yields calculated by iMoneyNet, Inc. iMoneyNet, Inc. is an organization that tracks the performance of money market funds.

Past performance is no guarantee of future results.

6

USAA Mutual Funds Trust USAA Treasury Money Market Trust	May 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

The Fund's investment objective is to seek to provide investors maximum current income while maintaining the highest degree of safety and liquidity.

Portfolio Mix

May 31, 2020

(% of Net Assets)

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Treasury Money Market Trust	Schedule of Portfolio Investments May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
U.S. Treasury Obligations (36.7%)
U.S. Treasury Bills, 1.79%, 8/13/20 (a)	$100,000	$99,633
U.S. Treasury Notes, 0.17% (USBMMY3M+4bps), 7/31/20 (b)	100,000	99,986
Total U.S. Treasury Obligations (Cost $199,619)		199,619
Repurchase Agreements (63.6%)
Fixed Income Clearing Corporation-State Street Bank & Trust Co., 0.03%, 6/1/20, purchase 5/29/20 due on 6/1/20, with a value of $346,001 (collateralized by U.S. Treasury Bonds, 2.25%-3.38%, due 2/15/46-11/15/49, with a value of $352,925)	346,000	346,000
Total Repurchase Agreements (Cost $346,000)		346,000
Total Investments (Cost $545,619) — 100.3%		545,619
Liabilities in excess of other assets — (0.3)%		(1,706)
NET ASSETS — 100.00%		$543,913

(a)  Rate represents the effective yield at May 31, 2020.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of May 31, 2020.

bps — Basis points

USBMMY3M — 3 Month Treasury Bill Rate

See notes to financial statements.

8

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2020

(Amounts in Thousands, Except Per Share Amounts)

	USAA Treasury Money Market Trust
Assets:
Investments, at value (Cost $199,619)	$199,619
Repurchase agreements, at value (Cost $346,000)	346,000
Cash and cash equivalents	271
Receivables:
Interest	16
Capital shares issued	1,211
From Adviser	745
Prepaid expenses	36
Total assets	547,898
Liabilities:
Payables:
Distributions	—	(a)
Capital shares redeemed	2,569
Accrued expenses and other payables:
Investment advisory fees	521
Administration fees	417
Transfer agent fees	418
Compliance fees	3
Other accrued expenses	57
Total liabilities	3,985
Net Assets:
Capital	543,913
Net assets	$543,913
Shares (unlimited number of shares authorized with no par value):	543,913
Net asset value, offering and redemption price per share: (b)	$1.00

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

9

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2020

(Amounts in Thousands)

USAA Treasury Money Market Trust
Investment Income:
Interest	$82,686
Total income	82,686
Expenses:
Investment advisory fees	6,722
Administration fees	5,377
Sub-Administration fees	25
Custodian fees	142
Transfer agent fees	5,379
Trustees' fees	49
Compliance fees	32
Legal and audit fees	74
State registration and filing fees	29
Other expenses	425
Total expenses	18,254
Expenses waived/reimbursed by Adviser	(745)
Net expenses	17,509
Net Investment Income	65,177
Change in net assets resulting from operations	$65,177

See notes to financial statements.

10

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Treasury Money Market Trust
	Year Ended May 31, 2020	Year Ended May 31, 2019
From Investments:
Operations:
Net investment income (loss)	$65,177	$82,178
Change in net assets resulting from operations	65,177	82,178
Change in net assets resulting from distributions to shareholders	(65,177)	(82,178)
Change in net assets resulting from capital transactions	(4,315,085)	1,126,639
Change in net assets	(4,315,085)	1,126,639
Net Assets:
Beginning of period	4,858,998	3,732,359
End of period	$543,913	$4,858,998
Capital Transactions:
Proceeds from shares issued	$15,634,427	$12,721,521
Distributions reinvested	65,132	82,115
Cost of shares redeemed	(20,014,644)	(11,676,997)
Change in net assets resulting from capital transactions	$(4,315,085)	$1,126,639
Share Transactions:
Issued	15,634,427	12,721,521
Reinvested	65,132	82,115
Redeemed	(20,014,644)	(11,676,997)
Change in Shares	(4,315,085)	1,126,639

See notes to financial statements.

11

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Total from Investment Activities		Net Investment Income	Total Distributions
USAA Treasury Money Market Trust
Year Ended May 31, 2020	$1.00	0.01	(a)	0.01		(0.01)	(0.01)
Year Ended May 31, 2019	$1.00	0.02		0.02		(0.02)	(0.02)
Year Ended May 31, 2018	$1.00	0.01		0.01		(0.01)	(0.01)
Year Ended May 31, 2017	$1.00	—	(c)	—	(c)	— (c)	— (c)
Year Ended May 31, 2016	$1.00	—	(c)	—	(c)	— (c)	— (c)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Prior to August 1, 2017, AMCO voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.

(c)  Amount is less than $0.005 per share.

(d)  Amount is less than 0.005%.

See notes to financial statements.

12

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets					Supplemental Data
	Net Asset Value, End of Period	Total Return*		Net Expenses^		Net Investment Income (Loss)		Gross Expenses	Net Assets, End of Period (000's)
USAA Treasury Money Market Trust
Year Ended May 31, 2020	$1.00	1.23%		0.33%		1.21%		0.34%	$543,913
Year Ended May 31, 2019	$1.00	1.88%		0.35%		1.88%		0.35%	$4,858,998
Year Ended May 31, 2018	$1.00	0.89	%(b)	0.35	%(b)	0.91%		0.35%	$3,732,359
Year Ended May 31, 2017	$1.00	0.08%		0.35%		0.12%		0.39%	$2,626,050
Year Ended May 31, 2016	$1.00	—	%(d)	0.17%		—	%(d)	0.49%	$188,863

See notes to financial statements.

13

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2020

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Treasury Money Market Trust (the "Fund"). The Fund is classified as diversified under the 1940 Act.

The Fund operates as a government money market fund in compliance with the requirements of Rule 2a-7 under the 1940 Act; and as a government money market fund, shares of the Fund are available for sale only to accounts that are beneficially owned by natural persons.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services ("SAS"), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings Inc., a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). The Transaction closed on July 1, 2019. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("VCM" or "Adviser"). Effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and Victory Capital Transfer Agency Company replaced SAS as the Fund's transfer agent. In addition, effective on that same date, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

14

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Repurchase agreements are valued at cost.

All securities held in the Fund are short-term debt securities, which are valued pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith, at fair value, using methods determined by the Committee, under procedures to stabilize net assets and valuation procedures approved by the Board.

Repurchase Agreements:

The Fund may enter into repurchase agreements with commercial banks or recognized security dealers pursuant to the terms of a Master Repurchase Agreement. A repurchase agreement is an arrangement wherein the Fund purchases securities and the seller agrees to repurchase the securities at an agreed upon time and at an agreed upon price. The purchased securities are marked-to-market daily to ensure their value is equal to or in excess of the purchase price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Master Repurchase Agreements typically contain netting provisions, which provide for the net settlement of all transactions and collateral with the Fund through a single payment in the event of default or termination. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

Investments in repurchase agreements as reflected on the Schedule of Portfolio of Investments are not net settlement amounts but gross. At May 31, 2020, the value of the related collateral exceeded the value of the repurchase agreements, reducing the net settlement amount to zero. Details on the collateral are included on the Schedule of Portfolio of Investments.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payable for investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

15

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., last four tax years which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as "Fees paid indirectly".

3. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory and Management Fees:

Effective with the Transaction on July 1, 2019, investment advisory services are provided to the Fund by the Adviser, a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. The Fund's Investment Adviser fee is accrued daily and paid monthly at an annualized rate of 0.125% of the Fund's average daily net assets. The amount incurred and paid to VCM from July 1, 2019 through May 31, 2020, was $6,218 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

Prior to the Transaction on July 1, 2019, AMCO provided investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, AMCO was responsible for managing the business and affairs of the Fund, and for directly managing day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The investment management fee for the Fund was accrued daily and paid monthly at an annualized rate of 0.125% of the Fund's average daily net assets. The amount incurred and paid to AMCO from June 1, 2019 through June 30, 2019, was $504 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

Administration and Servicing Fees:

Effective with the Transaction on July 1, 2019, VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its

16

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

services an annual fee at a rate of 0.10% of average daily net assets of the Fund. Amounts incurred from July 1, 2019 through May 31, 2020, are $4,974 thousand and are reflected on the Statement of Operations as Administration fees.

Prior to the Transaction on July 1, 2019, AMCO provided certain administration and servicing functions for the Fund. For such services, AMCO received a fee accrued daily and paid monthly at an annualized rate of 0.10% of average daily net assets of the Fund. Amounts incurred from June 1, 2019 through June 30, 2019, were $403 thousand and are reflected on the Statement of Operations as Administration fees.

Effective with the Transaction on July 1, 2019, the Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensates the Adviser for these services. The amount incurred during the period from July 1, 2019 to May 31, 2020, is reflected on the Statement of Operations as Compliance fees.

Effective with the Transaction on July 1, 2019, Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub- Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of- pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds under the Fund Administration, Servicing, and Accounting Agreement. The amount incurred during the period from July 1, 2019 through May 31, 2020, is reflected on the Statement of Operations as Sub-Administration fees.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund prior to the Transaction on July 1, 2019. The Board approved the reimbursement of a portion of these expenses incurred by AMCO. AMCO did not receive any fees from the Fund for these services.

Transfer Agency Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Transfer Agency, Inc. ("VCTA"), (formerly, USAA Shareholder Account Services ("SAS")), provides transfer agency services to the Fund. VCTA, an affiliate of the Adviser, provides transfer agent services to the Fund. Fees for these services are accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average daily net assets. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA from July 1, 2019 through May 31, 2020, was $4,976 thousand. Amounts incurred and paid to SAS from June 1, 2019 through June 30, 2019, was $403 thousand. These amounts are reflected on the Statement of Operations as Transfer Agent fees.

Effective with the Transaction on July 1, 2019, FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Effective with the Transaction on July 1, 2019, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective on or about June 30, 2020, the Distributor's name will change to Victory Capital Services, Inc.

17

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Prior to the Transaction on July 1, 2019, USAA Investment Management Company provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis.

Other Fees:

Prior to the Transaction on July 1, 2019, State Street Bank and Trust Company served as the Fund's accounting agent and custodian.

Effective July 1, 2019, Citibank, N.A., serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

Effective with the Transaction on July 1, 2019, the Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by the Fund in any fiscal year exceed the expense limit. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. Effective July 1, 2019 through May 31, 2020, the expense limit (excluding voluntary waivers) is 0.35%.

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of May 31, 2020, there are no amounts available to be repaid to the Adviser.

Amendment #1 to the expense limitation agreement was effective March 23, 2020. Under this amendment, the Adviser agreed to further reimburse fees in excess of the Fund's expense limit agreement of 0.35% dated July 1, 2019. These voluntary reductions, to the extent necessary, are to maintain a certain minimum net yield of the Fund. Under this agreement to reimburse additional fees, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, to the extent any repayments would not cause the Fund's net yield to fall below the Fund's minimum yield at the time of: (a) the original waiver or expense reimbursement; or (b) the expense limit in effect at the time of the extra waiver. As of May 31, 2020, the following amounts are available to be repaid to the Adviser (amounts in thousands):

Expires 05/31/2023
$745

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

4. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer

18

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.

The COVID-19 pandemic, which has spread rapidly across the world, has led and will continue to lead for an unknown period of time to disruptions in local, regional, national and global markets and economies. Among other things, the outbreak has resulted in, and until fully resolved is likely to continue to result in, among other things (1) government imposition of various forms of "stay-at-home" orders and the closing of "non-essential" businesses, resulting in significant disruption to the businesses of many issuers as well as lay-offs of employees; (2) increased requests by issuers of debt instruments for amendments and waivers of agreements to avoid default and increased defaults; (3) volatility and disruption of markets, including greater volatility in pricing and spreads; and (4) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. As a money market fund, the Fund is permitted, pursuant to applicable federal securities laws, to use amortized cost to value its portfolio securities and to transact at a stable $1 NAV per share. The Fund intends to qualify as a government money market fund in compliance with the requirements of Rule 2a-7.

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. The Fund is actively managed, and the investment techniques and risk analyses used by the Fund's portfolio managers may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

Credit risk is expected to be low for the Fund because it invests in securities that are considered to be of high quality, including securities that are backed by the full faith and credit of the U.S. government. However, there is the possibility that a borrower cannot make timely interest and principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline.

Many debt securities, derivatives and other financial instruments, including some of the Fund's investments, use the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England. In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. The roughly three-year period until the end of 2021 is expected to be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process

19

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.

5. Line of Credit:

Effective with the Transaction on July 1, 2019, the Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex could borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under line of credit fees.

Prior to the Transaction on July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation ("CAPCO") terminated. For the period from June 1, 2019 to June 30, 2019, the Fund paid CAPCO facility fees of $10 thousand.

The Fund had no borrowings under either agreement with Citibank or CAPCO during the year ended May 31, 2020.

6. Federal Income Tax Information:

The Fund intends to declare daily and distribute any net investment income monthly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2020, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended May 31, 2020		Year Ended May 31, 2019
Distributions paid from		Distributions paid from
Ordinary Income	Total Distributions Paid	Ordinary Income	Total Distributions Paid
$65,177	$65,177	$82,178	$82,178

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

At May 31, 2020, the Fund had no capital loss carryforwards for federal income tax purposes.

As of May 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$545,619	$—	$—	$—

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Treasury Money Market Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Treasury Money Market Trust (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 27, 2020

22

USAA Mutual Funds Trust	Supplemental Information May 31, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

23

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.

24

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

25

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

26

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

27

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, IMCO (September 2009-April 2014); President, AMCO (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011); Director of USAA Investment Management Company (IMCO) (since 2009); Chairman of Board of IMCO (since 2013); Director of USAA Asset Management Company (AMCO), (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS)(October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013); Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

**  Mr. McNamara and Mr. Brown are "Interested Persons" by reason of their relationships with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

28

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

29

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2019 through May 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

Beginning Account Value 12/1/19	Actual Ending Account Value 5/31/20	Hypothetical Ending Account Value 5/31/20	Actual Expenses Paid During Period 12/1/19- 5/31/20*	Hypothetical Expenses Paid During Period 12/1/19- 5/31/20*	Annualized Expense Ratio During Period 12/1/19- 5/31/20
$1,000.00	$1,003.70	$1,023.45	$1.55	$1.57	0.31%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 183/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Effective March 23, 2020 the Adviser agreed to further reimburse fees in excess of the Fund's expense limit agreement of 0.35% dated July 1, 2019. The Fund's expense ratio excluding these reimbursements for the six months ended May 31, 2020 is 0.34%. The values in the table below reflect your costs (in dollars) of investing in the Fund, had the Adviser not reimbursed these fees for the entire six months ended May 31, 2020.

Beginning Account Value 12/1/19	Ending Account Value 5/31/20	Hypothetical Ending Account Value 5/31/20	Actual Expenses Paid During Period* 12/1/19- 5/31/20	Hypothetical Expenses Paid During Period* 12/1/19- 5/31/20	Annualized Expense Ratio During Period 12/1/19- 5/31/20
$1,000.00	$1,003.70	$1,023.30	$1.70	$1.72	0.34%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 183/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

30

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*	You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to “opt-out” of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23415-0720

MAY 31, 2020

Annual Report

USAA World Growth Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about September 8, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about September 8, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Financial Statements
Schedule of Portfolio Investments	9
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	36
Supplemental Information (Unaudited)	37
Proxy Voting and Portfolio Holdings Information	37
Trustees' and Officers' Information	38
Expense Examples	44
Additional Federal Income Tax Information	45
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

The previous decade ended with the longest-ever bull market in U.S. equities still intact, even as investors wrestled with issues like softening global economic data, Brexit, and U.S.-China trade relations. In retrospect, those worries seem so pedestrian given what we would soon experience.

A new and unexpected threat—a global pandemic, the novel coronavirus ("COVID-19")—first emerged in Asia and then began spreading globally and throughout the United States during the first quarter of 2020. This unprecedented and unanticipated event not only rendered all existing economic and earnings forecasts moot, but it also roiled stock and bond markets everywhere. Efforts to slow the spread of the virus, though successful to date, also brought the economy to a halt. The historic bull market in stocks ended virtually overnight.

After an initial severe sell-off in March, equity markets recovered sharply. As our annual reporting period drew to a close on May 31, 2020, many of the broad market indexes had recovered and volatility had returned to more palatable levels. In fact, despite all the chaos, the S&P 500® Index, one of the most popular measures of large U.S. stocks, finished the fiscal year (May 31, 2020) at approximately 3,044, which was up more than 10.6% from one year ago.

The market turmoil of early 2020 was not limited to equities. Fixed income volatility spiked when liquidity evaporated in late March as investors struggled to understand the ramifications of stay-at-home orders. Fortunately, the U.S. Federal Reserve (the "Fed") (as well as other global central banks) leapt into action—cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to stabilize markets.

The new lending facilities and programs had their intended effect of improving liquidity and trading. Credit spreads across corporate, high-yield, structured, and municipal markets were coaxed down from their highs. In addition, Congress came through with substantial fiscal stimulus that also was applauded by investors and markets. Although fixed income markets regained their footing, the yield on 10-Year Treasurys, a benchmark for low-risk investments, declined steadily during our fiscal year—from 2.14% at the beginning of our reporting period to approximately 0.65% as of May 31, 2020. This suggests that investors remain a little wary.

While the past year has been unprecedented for all of us, both personally and professionally, our portfolio managers continue to scrutinize the financial markets, economic conditions, and the trajectory of the pandemic, which will likely be the guiding factor on Fed policy and the markets.

No matter what happens in the near term, we believe that the massive monetary and fiscal policies introduced earlier this year will have longer-term ramifications. Despite this uncertainty, it's important to remain focused on your long-term investment goals and avoid making emotional decisions. If you invest with us directly, our Member Service Representatives are available to help. Call us at (800) 539-3863 or visit our website at vcm.com.

2

From all of us here at USAA Mutual Funds, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

3

USAA Mutual Funds Trust

USAA World Growth Fund

Managers' Commentary

(Unaudited)

Victory Solutions

Mannik S. Dhillon, CFA, CAIA
Wasif A. Latif

RS Investments Developed Markets, A Victory Capital Investment Franchise

U-Wen Kok, CFA
Adam Mezan, CFA

MFS Investment Management

Ryan McAllister
Roger Morley

•  What were the market conditions over the reporting period?

Global financial market performance varied widely over the period driven by uncertainty related to the duration and economic impact of the novel coronavirus ("COVID-19") pandemic. This generally led to a risk-off environment as investors flocked to safe haven assets such as U.S. Treasurys and gold. Global equities turned mostly lower with the exception of a small breadth of mega-cap securities well-positioned for an extended economic slowdown and the new stay-at-home paradigm. The final month and a half of the reporting period saw a rebound in risky assets as economies began a phased reopening.

Within the United States, the S&P 500® Index dropped nearly 34% from its 2020 high, before beginning to recoup losses with the support of comprehensive monetary and fiscal stimulus, along with encouraging results in COVID-19 vaccine trials. Over the reporting period, the S&P 500® Index returned 12.84%, with large-cap growth stocks leading the way, up to a return of 26.25% as represented by the Russell 1000 Growth Index. Value stocks and small-cap stocks underperformed growth stocks over the period, but more recently have seen a pickup in momentum. U.S. large-cap value stocks were down to a return of -1.64% over the reporting period as gauged by the Russell 1000 Value Index, while U.S. small-cap stocks, returned -3.44% as represented by the Russell 2000 Index.

Developed market international and emerging market equities followed a path similar to U.S. equities. Markets led investors on a rollercoaster ride that saw both the MSCI EAFE Index and MSCI Emerging Markets Index drop approximately 34% from their highs in the year. The market drawdown hit bottom on March 23rd and then started a steady ascent, erasing most of the losses as European Central Bank quantitative easing and talks of a 750-billion euros fiscal stimulus helped bolster momentum in the market's recovery. Over the reporting period, developed international equities, represented by the MSCI EAFE Index, were down to a return of -2.81%, while the MSCI Emerging Markets Index returned -4.39%.

Within fixed income, interest rate-sensitive treasury bonds outperformed credit-sensitive investment-grade and high-yield corporate bonds. Investor demand for U.S. Treasurys drove yields to new lows, while credit spreads reached unprecedented levels as liquidity

4

USAA Mutual Funds Trust

USAA World Growth Fund (continued)

Managers' Commentary (continued)

issues began to seize up parts of credit and municipal markets. The U.S. Federal Reserve (the"Fed") intervened, providing liquidity by expanding open market purchases to include municipal and corporate bonds. The ICE US Treasury 20+ Year bond Index returned 27.34% over the reporting period, while the Bloomberg Barclays U.S. Aggregate Bond Index returned 9.42%. High-yield bonds finished the period slightly positive, up 0.35% as gauged by the ICE BofA US High Yield Index.

•  How did the USAA World Growth Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares and Adviser Shares (Redesignated Class A shares). For the reporting period ended May 31, 2020, the Fund Shares, Institutional Shares and Adviser Shares had a total return of 7.81%, 7.85% and 7.49% respectively. This compares to returns of 3.98% for the Lipper Global Funds Index and 6.80% for the MSCI World Index.

Victory Capital Management Inc. ("VCM") is the Fund's investment adviser. As the investment adviser, VCM employs dedicated resources to support the research, selection and monitoring of the Fund's subadvisers. MFS Investment Management ("MFS") is an external subadviser to the Fund, while RS Developed Markets is a Victory Capital Management franchise utilized as an internal resource for the Fund. The investment adviser and the subadviser each provide day-to-day discretionary management for a portion of the Fund's assets.

•  What strategies did you employ during the reporting period?

During the reporting period, the Fund outperformed the MSCI World Index. Among the positive contributors were good stock selection in the United States and a relative underweight to Canada, which had a negative return. Although stock selection was positive in the United States, a relative underweight to the country detracted from performance. Another detracting factor at the country level was negative stock selection in Japan.

On a sector basis, the Healthcare sector was the biggest contributor to the Fund's outperformance where both stock selection and allocation had a positive impact. Within the Healthcare sector, a relative overweight to Roche Holding AG helped drive the Fund's performance. The most detracting sector was Information Technology. The sector had a double-digit positive return during the period and a relative underweight in the Fund resulted in lower return contribution. An underweight to Apple Inc. was a meaningful detractor within the Information Technology sector. Apple Inc. returned over 80% during the reporting period.

Thank you for allowing us to assist you with your investment needs.

Holdings are subject to change. There is no guarantee that securities mentioned remain in or out of the Fund.

5

USAA Mutual Funds Trust

USAA World Growth Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended May 31, 2020

	Fund Shares	Institutional Shares	Adviser Shares
INCEPTION DATE	10/1/92	8/7/15	8/1/10
Net Asset Value	Net Asset Value	Net Asset Value	MSCI World Index[1]	Lipper Global Funds Index[2]
One Year 7.81%	7.85%	7.49%	6.80%	3.98%
Five Year 6.40%	NA	6.12%	5.84%	4.42%
Ten Year 10.53%	NA	NA	9.28%	7.99%
Since Inception NA	6.61%	9.52%	NA	NA

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA World Growth Fund — Growth of $10,000

1 The unmanaged MSCI World Index reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

2 The unmanaged Lipper Global Funds Index tracks the total return performance of funds within the Lipper Global Funds category.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

USAA Mutual Funds Trust USAA World Growth Fund	May 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

The Fund's investment objective is to seek capital appreciation.

Top 10 Sectors

May 31, 2020

(% of Net Assets)

Information Technology	17.3%
Health Care	15.3%
Industrials	14.0%
Financials	13.3%
Consumer Staples	10.6%
Consumer Discretionary	10.5%
Communication Services	7.9%
Materials	4.6%
Energy	3.2%
Utilities	1.5%

Top 10 Equity Holdings*

May 31, 2020

(% of Net Assets)

Microsoft Corp.	3.8%
Apple, Inc.	2.9%
Roche Holding AG	2.3%
Mastercard, Inc.	2.1%
Amazon.com, Inc.	2.0%
Facebook, Inc.	1.6%
Alphabet, Inc.	1.5%
Johnson & Johnson	1.5%
Cisco Systems, Inc.	1.5%
PepsiCo, Inc.	1.5%

*  Does not include short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA World Growth Fund (continued)	May 31, 2020

Country Allocation:

May 31, 2020

(% of Net Assets)

*  Includes countries with less than 3.0% of portfolio and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

8

USAA Mutual Funds Trust USAA World Growth Fund	Schedule of Portfolio Investments May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.5%)
Australia (1.3%):
Financials (0.5%):
Macquarie Group Ltd.	83,788	$6,161
Health Care (0.8%):
CSL Ltd.	55,768	10,326
		16,487
Austria (0.1%):
Financials (0.1%):
Erste Group Bank AG (a)	33,581	743
Belgium (0.4%):
Information Technology (0.4%):
Melexis NV	82,465	5,436
Bermuda (0.5%):
Industrials (0.5%):
Triton International Ltd.	212,305	6,475
Brazil (0.0%): (b)
Consumer Staples (0.0%): (b)
Ambev SA	220,729	516
Canada (2.1%):
Energy (0.4%):
Parex Resources, Inc. (a)	418,002	4,700
Industrials (1.2%):
Canadian National Railway Co.	69,566	5,986
Canadian Pacific Railway Ltd.	37,216	9,329
		15,315
Materials (0.5%):
Kirkland Lake Gold Ltd.	163,161	6,287
		26,302
China (2.5%):
Communication Services (1.2%):
Tencent Holdings Ltd.	269,100	14,574
Consumer Staples (0.3%):
Foshan Haitan Flavouring & Food Co. Ltd. Class A	272,560	4,408
Financials (1.0%):
Industrial & Commercial Bank of China Ltd. Class H	19,012,000	12,315
		31,297
Denmark (0.9%):
Consumer Staples (0.9%):
Carlsberg A/S Class B	13,315	1,726
Royal Unibrew A/S (a)	114,863	9,233
		10,959

See notes to financial statements.

9

USAA Mutual Funds Trust USAA World Growth Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
France (6.3%):
Consumer Discretionary (2.0%):
Faurecia SE (a)	168,483	$6,531
Hermes International	1,003	838
LVMH Moet Hennessy Louis Vuitton SE	41,984	17,611
		24,980
Consumer Staples (0.8%):
Danone SA	77,974	5,364
Pernod Ricard SA	29,643	4,619
		9,983
Energy (1.0%):
Gaztransport Et Technigaz SA	64,012	4,804
Total SA	214,284	8,125
		12,929
Financials (0.5%):
BNP Paribas SA (a)	167,499	6,027
Health Care (0.1%):
EssilorLuxottica SA	9,006	1,172
Industrials (0.9%):
Legrand SA	46,832	3,208
Schneider Electric SE	80,986	8,018
		11,226
Materials (1.0%):
Air Liquide SA (c)	22,433	3,050
Arkema SA	100,584	8,819
		11,869
		78,186
Germany (1.5%):
Financials (0.1%):
Deutsche Boerse AG	9,163	1,508
Health Care (0.6%):
Bayer AG Registered Shares	76,786	5,249
Merck KGaA	23,888	2,753
		8,002
Industrials (0.7%):
Brenntag AG	33,062	1,759
MTU Aero Engines AG	8,295	1,341
Washtec AG (a)	125,288	5,156
		8,256
Real Estate (0.1%):
Deutsche Wohnen SE	27,548	1,233
		18,999

See notes to financial statements.

10

USAA Mutual Funds Trust USAA World Growth Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Hong Kong (0.4%):
Energy (0.4%):
CNOOC Ltd.	4,866,792	$5,560
India (0.6%):
Consumer Staples (0.6%):
Nestle India Ltd.	32,547	7,577
Indonesia (0.5%):
Communication Services (0.5%):
PT Telekomunikasi Indonesia PerseroTbk	25,830,700	5,588
Ireland (1.9%):
Communication Services (0.2%):
WPP PLC	258,049	1,964
Industrials (1.0%):
Eaton Corp. PLC	152,277	12,928
Information Technology (0.7%):
Accenture PLC Class A	41,086	8,284
		23,176
Israel (0.3%):
Information Technology (0.3%):
Check Point Software Technologies Ltd.	34,706	3,806
Italy (1.9%):
Financials (0.5%):
Banca Generali SpA (a)	252,190	6,880
Health Care (0.7%):
Recordati SpA	181,874	8,281
Utilities (0.7%):
Enel SpA	1,149,264	8,885
		24,046
Japan (6.2%):
Communication Services (0.3%):
Kakaku.com, Inc.	175,800	4,270
Consumer Discretionary (1.4%):
Hikari Tsushin, Inc.	29,800	6,537
Toyota Motor Corp.	175,600	11,068
		17,605
Consumer Staples (0.4%):
Kobe Bussan Co. Ltd. (c)	90,500	4,711
Financials (0.7%):
Jafco Co. Ltd.	110,800	3,730
Resona Holdings, Inc.	1,205,600	4,360
		8,090

See notes to financial statements.

11

USAA Mutual Funds Trust USAA World Growth Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (1.6%):
As One Corp. (c)	45,700	$5,051
Hoya Corp.	135,000	12,705
Olympus Corp.	138,700	2,412
		20,168
Industrials (1.4%):
en-japan, Inc.	204,200	5,524
Hitachi Construction Machinery Co. Ltd.	203,800	5,377
Kubota Corp.	276,300	3,721
OKUMA Corp.	79,700	3,330
		17,952
Information Technology (0.4%):
Ulvac, Inc.	142,800	4,313
		77,109
Korea, Republic Of (1.1%):
Information Technology (1.1%):
Samsung Electronics Co. Ltd.	333,764	13,747
		13,747
Macau (0.5%):
Consumer Discretionary (0.5%):
Sands China Ltd.	112,800	443
Wynn Macau Ltd.	3,512,400	6,016
		6,459
Mexico (0.2%):
Financials (0.0%): (b)
Grupo Financiero Banorte SAB de CV Class O	147,136	446
Industrials (0.2%):
Promotora y Operadora de Infraestructura SAB de CV	234,332	1,768
		2,214
Netherlands (1.8%):
Consumer Staples (0.4%):
Heineken NV	46,879	4,293
Industrials (1.1%):
Wolters Kluwer NV	173,738	13,864
Materials (0.3%):
Akzo Nobel NV	44,070	3,619
		21,776
New Zealand (0.5%):
Health Care (0.5%):
Fisher & Paykel Healthcare Corp. Ltd.	365,523	6,812
See notes to financial statements.

12

USAA Mutual Funds Trust USAA World Growth Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Norway (0.9%):
Energy (0.4%):
Aker BP ASA	292,735	$4,736
Financials (0.5%):
SpareBank 1 SMN	823,159	6,614
		11,350
Russian Federation (0.4%):
Materials (0.4%):
Evraz PLC	1,439,219	5,042
Singapore (1.0%):
Financials (1.0%):
Singapore Exchange Ltd.	2,058,600	12,098
Spain (0.3%):
Industrials (0.3%):
Aena SME SA (d)	22,050	3,147
Sweden (2.3%):
Consumer Staples (0.6%):
Essity AB Class B (a)	213,542	7,077
Industrials (1.7%):
Atlas Copco AB Class B	333,415	11,857
Nolato AB Class B (a)	132,731	9,011
		20,868
		27,945
Switzerland (3.7%):
Consumer Discretionary (0.2%):
Cie Financiere Richemont SA Registered Shares	47,049	2,767
Consumer Staples (0.7%):
Nestle SA Registered Shares	82,069	8,914
Financials (0.3%):
Julius Baer Group Ltd.	28,472	1,226
UBS Group AG Registered Shares	221,449	2,371
		3,597
Health Care (2.4%):
Roche Holding AG	81,618	28,340
Sonova Holding AG	3,844	848
		29,188
Industrials (0.1%):
Adecco Group AG	26,348	1,267
		45,733
Thailand (0.0%): (b)
Financials (0.0%): (b)
Kasikornbank PCL	101,500	313

See notes to financial statements.

13

USAA Mutual Funds Trust USAA World Growth Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
United Kingdom (6.4%):
Consumer Discretionary (0.8%):
Aptiv PLC	18,344	$1,382
Burberry Group PLC	81,897	1,529
Compass Group PLC	135,797	1,990
Next PLC	59,710	3,611
Whitbread PLC	30,278	950
		9,462
Consumer Staples (2.1%):
Diageo PLC	350,137	12,214
Imperial Brands PLC	245,849	4,484
Reckitt Benckiser Group PLC	69,055	6,184
Unilever PLC	63,110	3,388
		26,270
Financials (0.8%):
Aon PLC Class A	19,505	3,841
Close Brothers Group PLC	319,759	4,282
HSBC Holdings PLC	296,804	1,367
Willis Towers Watson PLC	3,262	662
		10,152
Industrials (0.5%):
RELX PLC	181,778	4,230
Rolls-Royce Holdings PLC (a)	347,491	1,184
		5,414
Materials (2.2%):
Croda International PLC	70,959	4,564
Linde PLC	7,659	1,550
Linde PLC (c)	26,150	5,271
Rio Tinto PLC	298,348	16,178
		27,563
		78,861
United States (52.0%):
Communication Services (5.7%):
Alphabet, Inc. Class C (a)	13,422	19,179
Comcast Corp. Class A	252,033	9,980
Facebook, Inc. Class A (a)	89,440	20,132
Omnicom Group, Inc.	18,694	1,024
The Walt Disney Co.	49,716	5,832
Verizon Communications, Inc.	261,251	14,991
		71,138
Consumer Discretionary (5.5%):
Amazon.com, Inc. (a)	10,361	25,305
eBay, Inc.	70,076	3,191
Harley-Davidson, Inc.	6,595	141
Marriott International, Inc. Class A	19,759	1,749

See notes to financial statements.

14

USAA Mutual Funds Trust USAA World Growth Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
McDonald's Corp.	76,575	$14,268
Ross Stores, Inc.	137,776	13,359
The TJX Cos., Inc.	194,149	10,243
Wynn Resorts Ltd.	4,600	383
		68,639
Consumer Staples (3.8%):
Colgate-Palmolive Co.	244,407	17,678
Kellogg Co.	22,599	1,476
PepsiCo, Inc.	138,073	18,164
The Estee Lauder Cos., Inc. Class A	49,442	9,763
		47,081
Energy (1.0%):
ConocoPhillips	150,029	6,328
Phillips 66	74,149	5,803
		12,131
Financials (6.8%):
American Express Co.	33,840	3,217
Bank of America Corp.	652,592	15,740
CME Group, Inc.	30,923	5,647
JPMorgan Chase & Co.	182,693	17,778
MSCI, Inc.	35,212	11,579
State Street Corp.	38,371	2,339
TD Ameritrade Holding Corp.	62,160	2,317
The Bank of New York Mellon Corp. (c)	89,664	3,333
The Charles Schwab Corp.	20,460	735
The Goldman Sachs Group, Inc.	19,734	3,878
The PNC Financial Services Group, Inc.	66,612	7,596
The Progressive Corp.	125,807	9,773
		83,932
Health Care (8.5%):
Abbott Laboratories	50,333	4,778
Amedisys, Inc. (a)	47,042	9,034
Amgen, Inc.	55,145	12,667
CVS Health Corp.	155,962	10,226
Eli Lilly & Co.	87,003	13,307
Johnson & Johnson	127,011	18,893
Medtronic PLC	87,463	8,622
Stryker Corp.	29,386	5,752
The Cooper Cos., Inc.	10,400	3,296
Thermo Fisher Scientific, Inc.	29,935	10,453
Waters Corp. (a)	17,191	3,436
Zimmer Biomet Holdings, Inc. (c)	41,136	5,197
		105,661
Industrials (4.5%):
3M Co.	95,296	14,908
Carrier Global Corp. (a)	23,942	490
Equifax, Inc.	21,453	3,294

See notes to financial statements.

15

USAA Mutual Funds Trust USAA World Growth Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
HD Supply Holdings, Inc. (a)	211,703	$6,713
Honeywell International, Inc.	115,892	16,903
Kansas City Southern	39,066	5,880
Otis Worldwide Corp.	27,802	1,464
Union Pacific Corp.	15,953	2,710
United Parcel Service, Inc. Class B	30,649	3,056
		55,418
Information Technology (14.4%):
Amphenol Corp. Class A	17,418	1,682
Apple, Inc.	113,906	36,215
Cisco Systems, Inc.	392,984	18,793
Cognizant Technology Solutions Corp. Class A	49,769	2,638
Fidelity National Information Services, Inc.	12,975	1,801
Mastercard, Inc. Class A	84,992	25,573
Microchip Technology, Inc. (c)	14,364	1,379
Microsoft Corp.	257,479	47,183
NVIDIA Corp.	30,627	10,873
Oracle Corp.	84,910	4,566
PayPal Holdings, Inc. (a)	20,355	3,155
Texas Instruments, Inc.	120,878	14,353
Visa, Inc. Class A	54,103	10,563
		178,774
Materials (0.3%):
PPG Industries, Inc.	31,981	3,252
Real Estate (0.7%):
Prologis, Inc.	102,200	9,351
Utilities (0.8%):
MGE Energy, Inc.	149,775	10,168
		645,545
Total Common Stocks (Cost $1,012,350)		1,223,304
Preferred Stocks (0.6%)
Brazil (0.6%):
Financials (0.6%):
Itau Unibanco Holding SA	1,578,400	6,816
Total Preferred Stocks (Cost $11,300)		6,816
Rights (0.0%) (b)
United Kingdom (0.0%): (b)
Consumer Discretionary (0.0%): (b)
Whitbread PLC Expires 06/10/20 @ $— (a)	15,139	187
Total Rights (Cost $275)		187

See notes to financial statements.

16

USAA Mutual Funds Trust USAA World Growth Fund	Schedule of Portfolio Investments — continued May 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned^ (0.6%)
United States (0.6%):
HSBC U.S. Government Money Market Fund I Shares, 0.13% (e)	7,797,639	$7,798
Total Collateral for Securities Loaned (Cost $7,798)		7,798
Total Investments (Cost $1,031,723) — 99.7%		1,238,105
Other assets in excess of liabilities — 0.3%		3,449
NET ASSETS — 100.00%		$1,241,554

At May 31, 2020 the Fund's investments in foreign securities were 47.80% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  Amount represents less than 0.05% of net assets.

(c)  All or a portion of this security is on loan.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of May 31, 2020, the fair value of these securities was $3,147 (thousands) and amounted to 0.3% of net assets.

(e)  Rate disclosed is the daily yield on May 31, 2020.

PCL — Public Company Limited

PLC — Public Limited Company

See notes to financial statements.

17

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2020

(Amounts in Thousands, Except Per Share Amounts)

	USAA World Growth Fund
Assets:
Investments, at value (Cost $1,031,723)	$1,238,105	(a)
Foreign currency, at value (Cost $754)	767
Cash and cash equivalents	8,451
Receivables:
Interest and dividends	1,825
Capital shares issued	194
Reclaims	1,946
From Adviser	6
Prepaid expenses	28
Total assets	1,251,322
Liabilities:
Payables:
Collateral received on loaned securities	7,798
Investments purchased	190
Capital shares redeemed	586
Accrued foreign capital gains taxes	62
Accrued expenses and other payables:
Investment advisory fees	762
Administration fees	152
Custodian fees	21
Transfer agent fees	112
Compliance fees	1
12b-1 fees	1
Other accrued expenses	83
Total liabilities	9,768
Net Assets:
Capital	1,049,241
Total distributable earnings/(loss)	192,313
Net assets	$1,241,554
Net Assets
Fund Shares	$1,228,986
Institutional Shares	6,143
Adviser Shares	6,425
Total	$1,241,554
Shares (unlimited number of shares authorized with no par value):
Fund Shares	52,569
Institutional Shares	262
Adviser Shares	275
Total	53,106
Net asset value, offering and redemption price per share: (b)
Fund Shares	$23.38
Institutional Shares	$23.42
Adviser Shares	$23.40

(a)  Includes $7,468 of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

18

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2020

(Amounts in Thousands)

USAA World Growth Fund
Investment Income:
Dividends	$28,585
Interest	198
Securities lending (net of fees)	75
Foreign tax withholding	(1,376)
Total income	27,482
Expenses:
Investment advisory fees	10,078
Administration fees — Fund Shares	1,978
Administration fees — Institutional Shares	11
Administration fees — Adviser Shares	12
Sub-Administration fees	33
12b-1 fees — Adviser Shares	19
Custodian fees	157
Transfer agent fees — Fund Shares	1,708
Transfer agent fees — Institutional Shares	11
Transfer agent fees — Adviser Shares	6
Trustees' fees	49
Compliance fees	8
Legal and audit fees	100
State registration and filing fees	44
Line of credit fees	1
Other expenses	163
Total expenses	14,378
Expenses waived/reimbursed by Adviser	(14)
Expenses waived/reimbursed by AMCO	(6)
Net expenses	14,358
Net Investment Income (Loss)	13,124
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	406,773
Foreign taxes on realized gains	(36)
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	(320,687)
Net change in accrued foreign taxes on unrealized gains	(17)
Net realized/unrealized gains (losses) on investments	86,033
Change in net assets resulting from operations	$99,157

See notes to financial statements.

19

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA World Growth Fund
	Year Ended May 31, 2020	Year Ended May 31, 2019
From Investments:
Operations:
Net investment income (loss)	$13,124	$14,474
Net realized gains (losses) from investments	406,737	45,224
Net change in unrealized appreciation/depreciation on investments	(320,704)	(18,728)
Change in net assets resulting from operations	99,157	40,970
Distributions to Shareholders:
Fund Shares	(426,145)	(79,970)
Institutional Shares	(4,055)	(695)
Adviser Shares	(2,733)	(564)
Change in net assets resulting from distributions to shareholders	(432,933)	(81,229)
Change in net assets resulting from capital transactions	273,969	(52,501)
Change in net assets	(59,807)	(92,760)
Net Assets:
Beginning of period	1,301,361	1,394,121
End of period	$1,241,554	$1,301,361
Capital Transactions:
Fund Shares
Proceeds from shares issued	$85,742	$65,889
Distributions reinvested	419,589	78,879
Cost of shares redeemed	(228,526)	(178,538)
Total Fund Shares	$276,805	$(33,770)
Institutional Shares
Proceeds from shares issued	$958	$2,667
Distributions reinvested	2,199	363
Cost of shares redeemed	(6,304)	(20,065)
Total Institutional Shares	$(3,147)	$(17,035)
Adviser Shares
Proceeds from shares issued	$969	$523
Distributions reinvested	556	175
Cost of shares redeemed	(1,214)	(2,394)
Total Adviser Shares	$311	$(1,696)
Change in net assets resulting from capital transactions	$273,969	$(52,501)

See notes to financial statements.

20

USAA Mutual Funds Trust	Statements of Changes in Net Assets — continued

(Amounts in Thousands)

	USAA World Growth Fund
	Year Ended May 31, 2020	Year Ended May 31, 2019
Share Transactions:
Fund Shares
Issued	3,075	2,120
Reinvested	16,485	2,792
Redeemed	(8,689)	(5,761)
Total Fund Shares	10,871	(849)
Institutional Shares
Issued	36	85
Reinvested	86	13
Redeemed	(269)	(638)
Total Institutional Shares	(147)	(540)
Adviser Shares
Issued	36	17
Reinvested	22	6
Redeemed	(47)	(76)
Total Adviser Shares	11	(53)
Change in Shares	10,735	(1,442)

See notes to financial statements.

21

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA World Growth Fund
Fund Shares
Year Ended May 31, 2020	$30.71	0.27	(d)	2.87	3.14	(0.32)	(10.15)
Year Ended May 31, 2019	$31.82	0.33		0.51	0.84	(0.28)	(1.67)
Year Ended May 31, 2018	$31.16	0.30		1.78	2.08	(0.23)	(1.19)
Year Ended May 31, 2017	$27.20	0.19		4.55	4.74	(0.21)	(0.57)
Year Ended May 31, 2016	$28.69	0.21		(0.95)	(0.74)	(0.19)	(0.56)
Institutional Shares
Year Ended May 31, 2020	$30.74	0.29	(d)	2.86	3.15	(0.32)	(10.15)
Year Ended May 31, 2019	$31.75	0.38		0.48	0.86	(0.20)	(1.67)
Year Ended May 31, 2018	$31.14	0.29		1.80	2.09	(0.29)	(1.19)
Year Ended May 31, 2017	$27.14	0.20		4.55	4.75	(0.18)	(0.57)
August 10, 2015 (f) through May 31, 2016	$28.83	0.24		(1.11)	(0.87)	(0.26)	(0.56)
Adviser Shares
Year Ended May 31, 2020	$30.77	0.19	(d)	2.86	3.05	(0.27)	(10.15)
Year Ended May 31, 2019	$31.86	0.24	(d)	0.53	0.77	(0.19)	(1.67)
Year Ended May 31, 2018	$31.07	0.18	(d)	1.80	1.98	— (g)	(1.19)
Year Ended May 31, 2017	$27.13	0.12		4.53	4.65	(0.14)	(0.57)
Year Ended May 31, 2016	$28.55	0.14		(0.93)	(0.79)	(0.07)	(0.56)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

See notes to financial statements.

22

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

						Ratios to Average Net Assets				Supplemental Data
	Total Distributions	Redemption Fees Added to Beneficial Interests		Net Asset Value, End of Period	Total Return*(a)	Net Expenses^(b)		Net Investment Income (Loss)(b)	Gross Expenses(b)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(c)
USAA World Growth Fund
Fund Shares
Year Ended May 31, 2020	(10.47)	—		$23.38	7.81%	1.07%		0.98%	1.07%	$1,228,986	103	%(i)
Year Ended May 31, 2019	(1.95)	—		$30.71	3.23%	1.09%		1.09%	1.09%	$1,280,661	8%
Year Ended May 31, 2018	(1.42)	—		$31.82	6.68%	1.10%		0.98%	1.10%	$1,353,880	10%
Year Ended May 31, 2017	(0.78)	—		$31.16	17.81%	1.13%		0.72%	1.13%	$1,319,357	12%
Year Ended May 31, 2016	(0.75)	—		$27.20	(2.49)%	1.17%		0.81%	1.17%	$1,157,148	10%
Institutional Shares
Year Ended May 31, 2020	(10.47)	—		$23.42	7.85%	1.00%		1.00%	1.13%	$6,143	103	%(i)
Year Ended May 31, 2019	(1.87)	—		$30.74	3.29%	1.05	%(e)	1.13%	1.11%	$12,567	8%
Year Ended May 31, 2018	(1.48)	—		$31.75	6.70%	1.10%		1.19%	1.10%	$30,127	10%
Year Ended May 31, 2017	(0.75)	—		$31.14	17.89%	1.09%		0.78%	1.37%	$6,877	12%
August 10, 2015 (f) through May 31, 2016	(0.82)	—		$27.14	(2.92)%	1.10%		1.11%	1.54%	$5,228	10%
Adviser Shares
Year Ended May 31, 2020	(10.42)	—		$23.40	7.49%	1.35%		0.68%	1.43%	$6,425	103	%(i)
Year Ended May 31, 2019	(1.86)	—		$30.77	2.98%	1.35%		0.76%	1.46%	$8,133	8%
Year Ended May 31, 2018	(1.19)	—	(g)	$31.86	6.36%	1.39	%(h)	0.57%	1.43%	$10,114	10%
Year Ended May 31, 2017	(0.71)	—	(g)	$31.07	17.50%	1.42%		0.45%	1.42%	$19,722	12%
Year Ended May 31, 2016	(0.63)	—	(g)	$27.13	(2.72)%	1.42%		0.49%	1.42%	$16,580	10%

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

(e)  Effective October 1, 2018, AMCO had voluntarily agreed to limit the annual expenses of the Institutional Shares to 1.00% of the Institutional Shares' average daily net assets.

(f)  Commencement of operations.

(g)  Amount is less than $0.005 per share.

(h)  Effective October 1, 2017, AMCO had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.35% of the Adviser Shares' average daily net assets.

(i)  Reflects increased trading activity due to current year transition or asset allocation shift.

See notes to financial statements.

23

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2020

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA World Growth Fund (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares, and Adviser Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services ("SAS"), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings Inc., a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). The Transaction closed on July 1, 2019. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("VCM" or "Adviser"). Effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and Victory Capital Transfer Agency Company replaced SAS as the Fund's transfer agent. In addition, effective on that same date, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of May 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$713,507	$509,797	$—	$1,223,304
Preferred Stocks	6,816	—	—	6,816
Rights	187	—	—	187
Collateral for Securities Loaned	7,798	—	—	7,798
Total	$728,308	$509,797	$—	$1,238,105

For the year ended May 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Investment Companies:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of May 31, 2020, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund has been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of May 31, 2020.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$7,468	$—	$7,798

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., last four tax years which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, 12b-1 fees and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended May 31, 2020, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$—	$6,403	$—

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2020, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$1,355,241	$1,494,394

There were no purchases and sales of U.S. government securities during the year ended May 31, 2020.

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory and Management Fees:

Effective with the Transaction on July 1, 2019, investment advisory services are provided to the Fund by the Adviser, a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average daily net assets. The amount incurred and paid to VCM from July 1, 2019 through May 31, 2020, was $9,199 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

Prior to the Transaction on July 1, 2019, AMCO provided investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, AMCO was responsible for managing the business and affairs of the Fund, and for directly managing day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The investment management fee for the Fund was comprised of a base fee and a performance adjustment. The Fund's base fee was accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average daily net assets.

Effective with the Transaction on July 1, 2019, no performance adjustments will be made for periods beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.

Prior to the Transaction on July 1, 2019, the performance adjustment for each share class was accrued daily and calculated monthly by comparing the Fund's performance to that of the Lipper Global Funds Index. The Lipper Global Funds Index tracks the total return performance of funds within the Lipper Global Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)(a)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Global Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period June 1, 2019 through June 30, 2019, performance adjustments for Fund Shares, Institutional Shares and Adviser Shares were $43, less than $1 thousand, and less than $1 thousand, respectively. For the Fund Shares, Institutional Shares, and Adviser Shares, the performance adjustments were less than 0.01% of net assets for all classes. Base fees incurred and paid to AMCO from June 1, 2019 through June 30, 2019, were $836 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

Effective with the Transaction on July 1, 2019, the Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager of managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

Effective July 1, 2019, VCM entered into an Investment Subadvisory Agreement with MFS Investment Management ("MFS"), under which MFS directs the investment and reinvestment of the Fund's assets (as allocated from time to time by VCM). This arrangement provides for monthly fees that are paid by VCM. VCM (not the Fund) pays the subadviser fees.

Prior to July 1, 2019, AMCO entered into an Investment Subadvisory Agreement with MFS, under which MFS directed the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by AMCO). This arrangement provided for monthly fees that were paid by AMCO. AMCO (not the Fund) paid the subadviser fees.

Administration and Servicing Fees:

Effective with the Transaction on July 1, 2019, VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15% of average daily net assets for both the Fund Shares and Adviser Shares, and 0.10% of average daily net assets of the Institutional Shares. Amounts incurred from July 1, 2019 through May 31, 2020 are $1,814, $10, and $11 thousand for Fund Shares, Institutional Shares, and Adviser Shares, respectively. These amounts are reflected on the Statement of Operations as Administration fees.

Prior to the Transaction on July 1, 2019, AMCO provided certain administration and servicing functions for the Fund. For such services, AMCO received a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets for both the Fund Shares and Adviser Shares, and 0.10% of average daily net assets of the Institutional Shares. Amounts incurred from June 1, 2019 through June 30, 2019, were $164, $1, and $1 thousand for Fund Shares, Institutional Shares, and Adviser Shares, respectively. These amounts are reflected on the Statement of Operations as Administration fees.

Effective with the Transaction on July 1, 2019, the Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensates the Adviser for these services. The amount incurred during the period from July 1, 2019 to May 31, 2020, is reflected on the Statement of Operations as Compliance fees.

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Effective with the Transaction on July 1, 2019, Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds under the Fund Administration, Servicing, and Accounting Agreement. The amount incurred during the period from July 1, 2019 through May 31, 2020, is reflected on the Statement of Operations as Sub-Administration fees.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund prior to the Transaction on July 1, 2019. The Board approved the reimbursement of a portion of these expenses incurred by AMCO. AMCO did not receive any fees from the Fund for these services.

Transfer Agency Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Transfer Agency, Inc. ("VCTA"), (formerly, USAA Shareholder Account Services ("SAS")), provides transfer agency services to the Fund. VCTA, an affiliate of the Adviser, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares', plus out-of pocket expenses. Amounts incurred and paid to VCTA from July 1, 2019 through May 31, 2020, was $1,562, $10, and $5 thousand for the Fund Shares, Institutional Shares, and Adviser Shares, respectively. Amounts incurred and paid to SAS from June 1, 2019 through June 30, 2019, was $146, $1, and $1 thousand for the Fund Shares, Institutional Shares, and Adviser Shares, respectively. These amounts are reflected on the Statement of Operations as Transfer Agent fees.

Effective with the Transaction on July 1, 2019, FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distribution and Service 12b-1 Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the Adviser Shares pursuant to a Distribution Agreement between the Distributor and the Trust. Effective on or about June 30, 2020, the Distributor's name will change to Victory Capital Services, Inc.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of the Adviser Shares. Amounts incurred and paid to the Distributor from July 1, 2019 through May 31, 2020, are $17 thousand and reflected on the Statement of Operations as 12b-1 fees.

Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge.

Prior to the Transaction on July 1, 2019, the Fund adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares paid fees to USAA Investment Management Company ("IMCO"), the distributor, for distribution and shareholder services. IMCO paid all or a portion of such fees to intermediaries that made the Adviser Shares available for investment by their customers. The fee was accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average daily net assets. IMCO also provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and received no fee or other compensation for these services, but may have received 12b-1 fees as described above, with respect to Adviser Shares. Amounts incurred and paid to IMCO from June 1, 2019 through June 30, 2019 were $2 thousand and reflected on the Statement of Operations as 12b-1 fees.

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

Other Fees:

Prior to the Transaction on July 1, 2019, State Street Bank and Trust Company served as the Fund's accounting agent and custodian.

Effective July 1, 2019, Citibank, N.A., serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

Effective with the Transaction on July 1, 2019, the Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. Effective July 1, 2019 through May 31, 2020, the expense limit (excluding voluntary waivers) is 1.09%, 1.00%, and 1.35% for the Fund Shares, Institutional Shares, and Adviser Shares, respectively.

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of May 31, 2020, the following amounts are available to be repaid to the Adviser (amounts in thousands).

Expires 05/31/2023
$14

The Adviser, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended May 31, 2020.

Prior to the Transaction on July 1, 2019, AMCO agreed, through September 30, 2019, to limit the total annual operating expenses of the Institutional Shares and Adviser Shares to 1.00% and 1.35%, respectively, of their average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Institutional Shares and Adviser Shares for all expenses in excess of those amounts. Effective with the Transaction on July 1, 2019, these expense limits are no longer in effect. For the period June 1, 2019 through June 30, 2019, amounts reimbursed by the Institutional Shares and Adviser Shares are reflected on the Statement of Operations as Expenses waived/reimbursed by AMCO.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

The COVID-19 pandemic, which has spread rapidly across the world, has led and will continue to lead for an unknown period of time to disruptions in local, regional, national and global markets and economies. Among other things, the outbreak has resulted in, and until fully resolved is likely to continue to result in, among other things (1) government imposition of various forms of "stay-at-home" orders and the closing of "non-essential" businesses, resulting in significant disruption to the businesses of many issuers as well as lay-offs of employees; (2) increased requests by issuers of debt instruments for amendments and waivers of agreements to avoid default and increased defaults; (3) volatility and disruption of markets, including greater volatility in pricing and spreads; and (4) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general.

The equity securities in the Fund's portfolio are subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of the company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than debt securities. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. These risks are particularly heightened in this Fund because investments in emerging-market countries generally are more volatile than investments in developed markets. Emerging-market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.

The Fund's performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions and developments in the countries or regions in which the Fund invests. As such, the Fund's performance could be more volatile than the performance of more geographically diversified funds.

6. Borrowing and Interfund Lending:

Line of Credit:

Effective with the Transaction on July 1, 2019, the Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex could borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, Citibank receives an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under line of credit fees.

Prior to the Transaction on July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation ("CAPCO") terminated. For the period from June 1, 2019 to June 30, 2019, the Fund paid CAPCO facility fees of $3 thousand.

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

The average borrowing for the days outstanding and average interest rate for the Fund during the year ended May 31, 2020 were as follows (amounts in thousands):

Amount Outstanding at May 31, 2020	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate	Maximum Borrowing During the Period
$—	$3,933	3	2.90%	$5,000

*  For the year ended May 31,2020, based on the number of days borrowings were outstanding.

Interfund Lending:

Effective with the Transaction on July 1, 2019, the Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Funds Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interest expense on Interfund lending. As a Lender, interest earned by the Fund, if any, during the period is reflected on the Statement of Operations under Income on Interfund lending.

The Fund did not utilize or participate in the Facility during the period July 1, 2019 through May 31, 2020.

7. Federal Income Tax Information:

The Fund intends to declare daily and distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

The following permanent reclassifications were made between capital accounts to reflect the portion of the payment made to redeeming shareholders that was claimed as a distribution for income tax purposes during the year ended May 31, 2020 (amounts in thousands):

Total Distributable Earnings/(Loss)	Capital
$(17,927)	$17,927

33

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

The tax character of distributions paid during the taxs year ended as noted below, were as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended May 31, 2020			Year Ended May 31, 2019
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$22,510	$410,423	$432,933	$13,991	$67,238	$81,229

As of May 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$2,999	$189,314	$192,313

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and non-REIT return of capital dividend adjustments.

At May 31, 2020, the Fund had no capital loss carryforwards for federal income tax purposes.

As of May 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,048,755	$271,565	$(82,215)	$189,350

8. Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the 1940 Act. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital, as the administrator of the LRMP. At an in-person meeting held on February 26, 2020, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other

34

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2020

information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

9. Subsequent Events:

The Board of Trustees of USAA Mutual Funds Trust has approved redesignating the Fund's current Adviser Shares as "Class A" shares ("Redesignation"). This change was effective beginning on June 29th, 2020.

Class A shares will be available for purchase through financial intermediaries and the Fund will pay ongoing distribution and/or service (12b-1) fees at annual rate of up to 0.25% of the average daily net assets of its Class A shares. In addition, the Transfer Agency fee will convert to an annual basis point rate of 0.10% of daily net assets of its Class A shares from its current flat per account fee. Class A shares will be offered and sold at their public offering price, which is the NAV per share plus any applicable initial sales charge, also referred to as a "front-end sales load." For purchases on or after the Redesignation Date, Class A Shares will be offered and sold with the imposition of a maximum initial sales charge of up to 2.25% of the offering price of the Fund. A contingent deferred sales charge of up to 0.75% may be imposed on redemptions of Class A shares purchased without an initial sales charge if shares are redeemed within 18 months of purchase.

The Redesignation will be made without the imposition of any sales loads, fees, or other charges to Adviser Shares held in shareholder accounts on the Redesignation Date. The Redesignation will not be considered a taxable event for federal income tax purposes.

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA World Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA World Growth Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 27, 2020

36

USAA Mutual Funds Trust	Supplemental Information May 31, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

37

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.

38

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

39

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

40

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

41

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012	Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, IMCO (September 2009-April 2014); President, AMCO (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011); Director of USAA Investment Management Company (IMCO) (since 2009); Chairman of Board of IMCO (since 2013); Director of USAA Asset Management Company (AMCO), (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS)(October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013);
			Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.	None

**  Mr. McNamara and Mr. Brown are "Interested Persons" by reason of their relationships with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

42

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

43

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2019 through May 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/19	Actual Ending Account Value 5/31/20	Hypothetical Ending Account Value 5/31/20	Actual Expenses Paid During Period 12/1/19- 5/31/20*	Hypothetical Expenses Paid During Period 12/1/19- 5/31/20*	Annualized Expense Ratio During Period 12/1/19- 5/31/20
Fund Shares	$1,000.00	$954.40	$1,019.70	$5.18	$5.35	1.06%
Institutional Shares	1,000.00	954.60	1,020.05	4.84	5.00	0.99
Adviser Shares	1,000.00	953.20	1,018.30	6.54	6.76	1.34

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 183/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

44

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended May 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2020 (amounts in thousands):

Dividend Received Deduction (corporate shareholders)*	Qualified Dividend Income (non-corporate shareholders)*	Short-Term Capital Gains Distributions(a)	Long-Term Capital Gain Distributions(a)	Foreign Taxes Paid(b)
67.96%	100.00%	$1,928	$428,349	$1,200

*  Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any. All or a portion of these amounts may be exempt from taxation at the state level.

(a)  Pursuant to Section 852 of the Internal Revenue Code.

(b)  The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

45

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800	) 235-8396

23411-0720

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics in included as an Exhibit.
(b)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; on July 1, 2019, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics ("Sarbanes Code") applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial experts are Dr. Barbara B. Ostdiek, Ph.D. and Dawn M. Hawley, who are “independent” for purposes of this Item 3 of Form N-CSR.

Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Ms. Hawley was Chief Financial Officer, Director of Financial Planning and Analysis for AIM Management Group Inc. from October 1987 through January 2006 and was Manager of Finance at Menil Foundation, Inc. from May 2007 through June 2011. Each of Dr. Ostdiek and Ms. Hawley is an independent trustee who serves as a member of the Audit and Compliance Committee, Investments Committee, Product Management and Distribution Committee, and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.

Item 4. Principal Accountant Fees and Services.

	2020	2019
(a) Audit Fees (1)	$360,300	$454,300
(b) Audit-Related Fees (2)	-	-
(c) Tax Fees (3)	67,388	66,900
(d) All Other Fees (4)	-	-

(1) Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit fees billed were for professional services provided by Ernst & Young LLP for statutory and regulatory filings.

(2)  For the fiscal years ended May 31, 2020 and May 31, 2019, there were no audit-related fees billed by Ernst & Young LLP to the Registrant.

(3) Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for assistance with PFIC Analyzer Service and tax consulting services.

(4) For the fiscal years ended May 31, 2020 and May 31, 2019, there were no other fees billed by Ernst & Young LLP to the Registrant.

(e)(1) All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit and Compliance Committee. The Audit and Compliance Committee Charter also permits the Chair of the Audit and Compliance Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit and Compliance Committee. All non-audit services were pre-approved by the Audit and Compliance Committee or its Chair, consistent with the Audit and Compliance Committee's preapproval procedures.

(e)(2) There were no services performed under Rule 2.01 (c)(7)(i)(C).

(f) Not applicable.

(g) Aggregate non-audit fees for services rendered to the:

	Registrant	Adviser
2020	$67,388	$155,957
2019	$66,900	$151,735

(h) The aggregate non-audit fees related to fees billed by Ernst & Young LLP for services rendered to the Registrant; the investment adviser, USAA Asset Management Company (AMCO) and its affiliate, USAA Investment Management Company (IMCO); and the Funds' transfer agent, Victory Capital Transfer Agency Inc. and prior transfer agent, USAA Shareholder Account Services (SAS), which includes aggregate fees accrued or paid to Ernst & Young, LLP for professional services rendered related to the annual study of internal controls of the transfer agent for fiscal years listed above. All services were preapproved by the Audit Committee.

Effective July 1, 2019, AMCO, the prior investment adviser to the Funds, and SAS, the prior transfer agent to the Funds, were acquired by Victory Capital Holdings, Inc. Effective July 1, 2019, Victory Capital Management Inc. is the new investment adviser and administrator to the Funds; SAS was renamed Victory Capital Transfer Agency, Inc. and is the new transfer agent to the Funds.

Ernst & Young LLP provided non-audit services to AMCO and IMCO in 2020 and 2019 and also provided certain tax services to Victory Capital Holdings, Inc. in 2019 that were not required to be pre-approved by the Registrant's Audit and Compliance Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by the Adviser or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	USAA Mutual Fund Trust

By (Signature and Title)*	/s/ James K. De Vries
James K. De Vries, Principal Financial Officer

Date	August 05, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	August 05, 2020

By (Signature and Title)*	/s/ James K. De Vries
James K. De Vries, Principal Financial Officer

Date	August 05, 2020